UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:        December 31, 2005

Date of reporting period:       June 30, 2005

ITEM 1. REPORT TO SHAREHOLDERS


                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
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                                 JUNE 30, 2005
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                               SEMI-ANNUAL REPORT
[PHOTO OMITTED]
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      WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

      Wells Fargo Advantage Asia Pacific Fund

      Wells Fargo Advantage Overseas Fund

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                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
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Table of Contents

Letter to Shareholders ....................................................    1
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Performance Highlights
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   Asia Pacific Fund ......................................................    2
   Overseas Fund ..........................................................    4
Fund Expenses .............................................................    6
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Portfolio of Investments
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   Asia Pacific Fund ......................................................    7
   Overseas Fund ..........................................................   10
Financial Statements
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   Statements of Assets and Liabilities ...................................   14
   Statements of Operations ...............................................   15
   Statements of Changes in Net Assets ....................................   16
   Financial Highlights ...................................................   18
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Notes to Financial Statements .............................................   20
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Other Information .........................................................   26
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List of Abbreviations .....................................................   31
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             ----------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             ----------------------------------------------------

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THIS PAGE IS INTENTIONALLY LEFT BLANK --

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LETTER TO SHAREHOLDERS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about each Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices had an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate, its principal policy tool, from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of 2005. The S&P 500 Index was around 1200 as the year began. It ended the first half of the year at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well for most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sector recovered and again produced solid returns. Municipal bonds generally performed better than many taxable sectors during most of 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period - growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUB-ADVISER
      Wells Fargo Funds Management, LLC    Wells Capital Management Incorporated

FUND MANAGER                             INCEPTION DATE
      Anthony L. T. Cragg                  12/31/1993

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 2.87%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the MSCI/AC Pacific Index(2), which returned (1.08)% over the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      After two strong years for the Asia economy, during which the Fund rose over 60% in 2003 and over 20% in 2004, 2005 has so far proved a more difficult year. In the first six months of the year, the portfolio rose a respectable but modest 2.87%. A number of factors have constrained performance. The most influential outside factors have been the higher price of oil, the decreased risk appetite among global investors, and the strengthening of the U.S. dollar in the second quarter of 2005, which reversed many currency gains from international investing. Within Asia, factors that slowed performance over previous periods have been the slowing gross domestic product (GDP) growth rates and a cooling off of the Chinese economy. As a result, there have been few bullish trends on the macro-economic level of which to take advantage. In spite of that, the Fund outperformed its benchmark because of stock selection that identified specific micro-economic opportunities.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund implemented a number of changes and strategies, many of a defensive nature designed to preserve capital while still being able to take advantage of the smaller range of opportunities available. These strategies included taking profits on stocks that had become overheated or approached our target price; raising the cash level in the Fund to around 10%; reducing the total number of holdings in the portfolio; increasing the proportion of higher yielding equities in the Fund; limiting weightings in more volatile Asian markets, such as the Philippines, Indonesia, and Thailand, while maintaining those in more stable markets such as Japan, Singapore, and Taiwan; and cutting down our exposure to sectors that we believe have been prime beneficiaries of Chinese growth, such as resources (commodity companies producing iron, ore, and coal) and shipping.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Two important points should be noted about the negative influences that have depressed Asian stock markets in the first six months of 2005. One is that many of the influences were global in nature (such as the price of oil and the value of the U.S. dollar) and not Asia-specific. The other is that we believe even those that were regional in nature (such as slower export growth) are not derailing the ongoing growth in Asia, nor are they undermining a long-term strategy for Asian investment. We believe the Asian stock markets may continue to outperform other regions of the world. Also, we believe that India and a gradual economic recovery in Japan may continue to propel Asian equities in the foreseeable future.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTING IN FOREIGN SECURITIES PRESENTS CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC SECURITIES, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND REGIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Asia Pacific Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Morgan Stanley Capital International/All Countries Pacific (MSCI/AC Pacific) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Pacific region. The MSCI/AC Pacific Index is currently comprised of 12 emerging and developed market countries. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                        6-Month*    1-Year    5-Year    10-Year
-----------------------------------------------------------------------------------------------
      Asia Pacific Fund - Investor Class                   2.87      19.37     4.85      3.66
-----------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------
         MSCI/AC Pacific Index(2)                         (1.08)     10.52    (1.65)     0.07
-----------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-------------------------------------------------------------
      Beta**                                            1.09
-------------------------------------------------------------
      Price to Earnings Ratio (trailing 12 months)     15.60x
-------------------------------------------------------------
      Price to Book Ratio                               1.84x
-------------------------------------------------------------
      Median Market Cap. ($B)                         $ 0.45
-------------------------------------------------------------
      Portfolio Turnover                                  79%
-------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

PORTFOLIO COMPOSITION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Australia                                      5%
Bermuda                                        1%
China                                          3%
Hong Kong                                     16%
Indonesia                                      1%
India                                          4%
Japan                                         20%
Malaysia                                       7%
Philippines                                    3%
Singapore                                     21%
South Korea                                    4%
Taiwan                                         7%
Thailand                                       4%
United Kingdom                                 2%
USA                                            2%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
-------------------------------------------------------------
      Mitsubishi Tokyo Financial Group Incorporated     2.45%
-------------------------------------------------------------
      Guinness Peat Group plc                           2.29%
-------------------------------------------------------------
      Sumitomo Realty & Development Company Limited     2.16%
-------------------------------------------------------------
      Newcrest Mining Limited                           2.08%
-------------------------------------------------------------
      Kim Eng Holdings Limited                          2.08%
-------------------------------------------------------------
      Pos Malaysia & Services Holdings Berhad           2.04%
-------------------------------------------------------------
      Jafco Company Limited                             1.99%
-------------------------------------------------------------
      Koyo Seiko Company Limited                        1.96%
-------------------------------------------------------------
      Komatsu Limited                                   1.95%
-------------------------------------------------------------
      Zijin Mining Group Company Limited Class H        1.87%
-------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE ASIA
             PACIFIC FUND - INVESTOR CLASS    MSCI/AC PACIFIC INDEX
 6/30/1995               10000                          10,000
 7/31/1995               10526                          10,676
 8/31/1995               10569                          10,266
 9/30/1995               10482                          10,355
10/31/1995               10267                           9,879
11/30/1995               10202                          10,275
12/31/1995               10598                          10,780
 1/31/1996               11248                          10,853
 2/29/1996               11204                          10,754
 3/31/1996               11324                          11,047
 4/30/1996               11958                          11,620
 5/31/1996               11725                          11,144
 6/30/1996               11728                          11,136
 7/31/1996               10899                          10,576
 8/31/1996               10989                          10,334
 9/30/1996               10955                          10,626
10/31/1996               10652                          10,110
11/30/1996               10966                          10,390
12/31/1996               10821                           9,896
 1/31/1997               10844                           9,219
 2/28/1997               11116                           9,392
 3/31/1997               10685                           9,037
 4/30/1997               10583                           9,224
 5/31/1997               11105                          10,015
 6/30/1997               11246                          10,639
 7/31/1997               11109                          10,437
 8/31/1997                9834                           9,298
 9/30/1997                9630                           9,223
10/31/1997                8366                           8,051
11/30/1997                7797                           7,568
12/31/1997                7467                           7,215
 1/31/1998                7364                           7,568
 2/28/1998                7822                           7,911
 3/31/1998                7695                           7,511
 4/30/1998                7452                           7,333
 5/31/1998                6737                           6,776
 6/30/1998                6103                           6,690
 7/31/1998                6068                           6,597
 8/31/1998                5226                           5,795
 9/30/1998                5434                           5,817
10/31/1998                6264                           6,806
11/30/1998                7002                           7,178
12/31/1998                7233                           7,400
 1/31/1999                7279                           7,459
 2/28/1999                7026                           7,299
 3/31/1999                7775                           8,212
 4/30/1999                9033                           8,828
 5/31/1999                9171                           8,371
 6/30/1999               10683                           9,248
 7/31/1999               10925                           9,824
 8/31/1999               10821                           9,786
 9/30/1999               10717                          10,065
10/31/1999               11098                          10,432
11/30/1999               12701                          10,991
12/31/1999               14179                          11,714
 1/31/2000               13654                          11,302
 2/29/2000               14585                          11,023
 3/31/2000               14275                          11,729
 4/30/2000               11923                          10,845
 5/31/2000               10431                          10,225
 6/30/2000               11303                          10,940
 7/31/2000               10610                           9,919
 8/31/2000               11327                          10,336
 9/30/2000               10121                           9,663
10/31/2000                9298                           9,053
11/30/2000                9202                           8,727
12/31/2000                8941                           8,382
 1/31/2001                9279                           8,608
 2/28/2001                8966                           8,215
 3/31/2001                8025                           7,744
 4/30/2001                8389                           8,172
 5/31/2001                8339                           8,157
 6/30/2001                8226                           7,804
 7/31/2001                7737                           7,311
 8/31/2001                8000                           7,167
 9/30/2001                6834                           6,365
10/31/2001                6959                           6,489
11/30/2001                7674                           6,798
12/31/2001                7823                           6,645
 1/31/2002                8241                           6,398
 2/28/2002                8367                           6,573
 3/31/2002                8658                           6,955
 4/30/2002                8899                           7,209
 5/31/2002                9228                           7,491
 6/30/2002                8810                           7,110
 7/31/2002                8241                           6,662
 8/31/2002                8026                           6,611
 9/30/2002                7241                           6,212
10/31/2002                7013                           6,046
11/30/2002                7317                           6,297
12/31/2002                7215                           6,091
 1/31/2003                7074                           5,965
 2/28/2003                6998                           5,917
 3/31/2003                6832                           5,724
 4/30/2003                6960                           5,809
 5/31/2003                7674                           6,130
 6/30/2003                8298                           6,534
 7/31/2003                8782                           6,821
 8/31/2003                9700                           7,408
 9/30/2003               10325                           7,737
10/31/2003               11090                           8,204
11/30/2003               10847                           8,025
12/31/2003               11562                           8,582
 1/31/2004               11922                           8,803
 2/29/2004               12218                           8,921
 3/31/2004               12853                           9,617
 4/30/2004               12246                           9,088
 5/31/2004               11755                           8,825
 6/30/2004               12000                           9,108
 7/31/2004               11587                           8,727
 8/31/2004               11742                           8,889
 9/30/2004               12181                           8,924
10/31/2004               12388                           9,157
11/30/2004               13460                           9,741
12/31/2004               13926                          10,177
 1/31/2005               14389                          10,063
 2/28/2005               14771                          10,418
 3/31/2005               14144                          10,105
 4/30/2005               13977                           9,894
 5/31/2005               13991                           9,911
 6/30/2005               14325                          10,067

--------------------------------------------------------------------------------

(3) Portfolio composition, portfolio holdings and Fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio composition, portfolio holdings and Fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Portfolio.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND Investor Class shares for the most recent ten years with the MSCI/AC Pacific Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OVERSEAS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE OVERSEAS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       New Star Institutional Managers
                                           Limited

FUND MANAGERS                           INCEPTION DATE
   Mark Beale                              6/30/1998
   Richard Lewis

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.94)%(1) for the six-month period ended June 30, 2005, underperforming its benchmark, the MSCI/EAFE Index(2), which returned (1.17)% over the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      FROM TIME TO TIME, THE FUND'S PERFORMANCE WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOs). THE EFFECT OF IPOs PURCHASED WHEN THE FUND'S ASSET BASE WAS SMALL MAY HAVE BEEN MAGNIFIED. INVESTORS SHOULD NOT EXPECT THAT SUCH ENHANCED RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equity markets performed well over the six-month period, but most of the gains were offset by losses on the major currencies relative to the U.S. dollar. Holdings in Europe, excluding the United Kingdom (UK), performed well. The Fund's overweighting, compared to the benchmark, in pharmaceutical and energy stocks generated positive returns, as did its holdings in Japanese materials and energy sectors. The Fund's overweighting in Europe (excluding the UK) meant the weak Euro was a negative factor on Fund performance. Fewer holdings in Australia hampered progress, as the Australian dollar was one of the most resilient currencies over the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The biggest changes to the Fund's structure were made at the industry level. Over the six-month period, we reduced the Fund's holdings in the materials sector with sales of stocks, such as Nippon Steel and Nippon Paper of Japan, CVRD of Brazil, and Gold Fields of South Africa. We reduced exposure to the industrial sector with sales of Ebara and THK in Japan, ST Microelectronics in France, and Autoliv in Sweden. We increased our energy weightings with the purchase of Royal Dutch Petroleum in Holland and Sinopec in China. Other sectors that increased over the reporting period were health care and information technology (IT). In the health care sector, we purchased AstraZeneca in the UK and increased our existing holdings of Roche and Novartis in Switzerland. In the IT sector, we purchased Nokia in Finland, CAP Gemini in France, and ASML in Holland. On a regional level, the most significant change was the reduction in our Japan weighting. We also decreased the Fund's holdings in emerging markets and correspondingly increased its holdings in Europe and, to a lesser extent, the UK.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      As the pace of global economic growth decelerates, the outlook for corporate earnings seems less assured to us. Upward revisions by analysts are moderating, unsurprisingly, following the 2-year recovery since the bottom of the last cycle. We hold the view that as profit upgrades become scarcer and warnings start to reappear, investors may be willing to pay premium valuations for more reliable, high-return-on-invested-capital companies. With this in mind, we continue to favor companies in the health care and IT sectors, which we believe are less vulnerable to an economic slowdown than those in the materials and industrials sectors. At a regional level, we favor Europe (excluding the UK) and Asia over the UK and Japan. In our opinion, profitability appears to be holding up well in Europe (excluding the UK) and Asia, while the outlook for earnings upgrades is less positive in the UK and Japan.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTING IN FOREIGN SECURITIES PRESENTS CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC SECURITIES, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING, AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OVERSEAS FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE OVERSEAS FUND prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Overseas Fund, its predecessor fund, and for periods prior to December 31, 2002, reflects the performance of the Investor Class shares of the predecessor fund.
--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                                                       Life of
                                                                          6-Month*   1-Year   5-Year    Fund
--------------------------------------------------------------------------------------------------------------
      Overseas Fund - Institutional Class (Inception Date 12/31/02)        (1.71)     11.89   (6.30)    4.66
--------------------------------------------------------------------------------------------------------------
      Overseas Fund - Investor Class (Inception Date 6/30/98)              (1.94)     11.10   (6.58)    4.43
--------------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------------
         MSCI/EAFE Index(2)                                                (1.17)     13.65   (0.55)    2.96

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
------------------------------------------------------------
      Beta**                                           0.96
------------------------------------------------------------
      Price to Earnings Ratio (trailing 12 months)    14.49x
------------------------------------------------------------
      Price to Book Ratio                              2.50x
------------------------------------------------------------
      Median Market Cap. ($B)                        $13.91
------------------------------------------------------------
      Portfolio Turnover                                 98%
------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
-------------------------------------------------------------------
      Roche Holding AG                                        2.72%
-------------------------------------------------------------------
      Royal Dutch Petroleum Company                           2.27%
-------------------------------------------------------------------
      HSBC Holdings plc                                       2.16%
-------------------------------------------------------------------
      Kao Corporation                                         2.09%
-------------------------------------------------------------------
      Total SA                                                2.03%
-------------------------------------------------------------------
      Shell Transport and Trading Company plc                 1.98%
-------------------------------------------------------------------
      Vodafone Group plc                                      1.95%
-------------------------------------------------------------------
      Unicredito Italiano SpA                                 1.90%
--------------------------------------------------------------------
      NTT DoCoMo Incorporated                                 1.85%
-------------------------------------------------------------------
      ENI SpA                                                 1.72%

PORTFOLIO COMPOSITION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Continental Europe                        52%
United Kingdom                            20%
Australia                                  2%
Southeast Asia                             5%
Emerging Markets                           3%
Japan                                     18%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                OVERSEAS FUND - INVESTOR CLASS        MSCI/EAFE INDEX
 6/30/1998                  10000                            10000
 7/31/1998                  10570                           10,101
 8/31/1998                   9290                            8,849
 9/30/1998                   8370                            8,578
10/31/1998                   8200                            9,472
11/30/1998                   8950                            9,957
12/31/1998                  10460                           10,350
 1/31/1999                  11600                           10,319
 2/28/1999                  11080                           10,073
 3/31/1999                  11410                           10,493
 4/30/1999                  11420                           10,918
 5/31/1999                  11060                           10,356
 6/30/1999                  12240                           10,760
 7/31/1999                  12860                           11,079
 8/31/1999                  12800                           11,120
 9/30/1999                  13380                           11,233
10/31/1999                  14370                           11,654
11/30/1999                  17330                           12,058
12/31/1999                  20530                           13,141
 1/31/2000                  19880                           12,307
 2/29/2000                  23430                           12,638
 3/31/2000                  21610                           13,128
 4/30/2000                  19310                           12,438
 5/31/2000                  18080                           12,134
 6/30/2000                  19040                           12,609
 7/31/2000                  18020                           12,080
 8/31/2000                  18520                           12,185
 9/30/2000                  16280                           11,592
10/31/2000                  15170                           11,318
11/30/2000                  13850                           10,894
12/31/2000                  13660                           11,281
 1/31/2001                  14090                           11,275
 2/28/2001                  12770                           10,429
 3/31/2001                  11760                            9,734
 4/30/2001                  12720                           10,410
 5/31/2001                  12250                           10,043
 6/30/2001                  11980                            9,632
 7/31/2001                  11640                            9,457
 8/31/2001                  11360                            9,217
 9/30/2001                  10200                            8,284
10/31/2001                  10410                            8,496
11/30/2001                  10780                            8,809
12/31/2001                  11044                            8,861
 1/31/2002                  10485                            8,391
 2/28/2002                  10434                            8,449
 3/31/2002                  10871                            8,907
 4/30/2002                  10861                            8,965
 5/31/2002                  10851                            9,079
 6/30/2002                  10485                            8,718
 7/31/2002                   9336                            7,857
 8/31/2002                   9305                            7,839
 9/30/2002                   8431                            6,997
10/31/2002                   8654                            7,373
11/30/2002                   8959                            7,708
12/31/2002                   8837                            7,449
 1/31/2003                   8512                            7,138
 2/28/2003                   8410                            6,974
 3/31/2003                   8288                            6,837
 4/30/2003                   8959                            7,507
 5/31/2003                   9478                            7,962
 6/30/2003                   9590                            8,155
 7/31/2003                   9763                            8,352
 8/31/2003                   9966                            8,554
 9/30/2003                  10159                            8,817
10/31/2003                  10607                            9,366
11/30/2003                  10942                            9,574
12/31/2003                  11680                           10,322
 1/31/2004                  11925                           10,467
 2/29/2004                  12192                           10,709
 3/31/2004                  12174                           10,769
 4/30/2004                  11754                           10,526
 5/31/2004                  11908                           10,562
 6/30/2004                  12194                           10,793
 7/31/2004                  11775                           10,442
 8/31/2004                  11887                           10,488
 9/30/2004                  12256                           10,762
10/31/2004                  12573                           11,129
11/30/2004                  13269                           11,889
12/31/2004                  13816                           12,411
 1/31/2005                  13495                           12,183
 2/28/2005                  14095                           12,710
 3/31/2005                  13714                           12,391
 4/30/2005                  13351                           12,100
 5/31/2005                  13300                           12,106
 6/30/2005                  13548                           12,267

--------------------------------------------------------------------------------

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE OVERSEAS FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Overseas Fund, its predecessor fund. Effective at the close of business on April 8,2005,certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East (MSCI/EAFE) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

(3) Portfolio composition, portfolio holdings and Fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio composition, portfolio holdings and Fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Portfolio.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE OVERSEAS FUND Investor Class shares for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS                    FUND EXPENSES
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning     Ending
                                                   Account      Account       Expenses    Net Annual
                                                    Value        Value       Paid During   Expense
                                                   1/1/2005    6/30/2005      Period(1)     Ratio
      Asia Pacific Fund
----------------------------------------------------------------------------------------------------
      Asia Pacific Fund - Investor Class
      Actual                                      $ 1,000.00   $ 1,028.70     $  8.60        1.71%
----------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)    $ 1,000.00   $ 1,016.31     $  8.55        1.71%
      Overseas Fund
----------------------------------------------------------------------------------------------------
      Overseas Fund - Institutional Class
      Actual                                      $ 1,000.00   $   982.90     $  4.67        0.95%
----------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)    $ 1,000.00   $ 1,020.08     $  4.76        0.95%
----------------------------------------------------------------------------------------------------
      Overseas Fund - Investor Class
      Actual                                      $ 1,000.00   $   980.60     $  7.17        1.46%
----------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)    $ 1,000.00   $ 1,017.55     $  7.30        1.46%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 0.02%

BERMUDA - 0.02%
         10,754    CHINA HEARTLAND FUND LIMITED+(a)                                                                 $        27,842
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $53,770)                                                                                    27,842
                                                                                                                    ---------------

COMMON STOCKS - 88.82%

AUSTRALIA - 4.55%
              1    GREAT SOUTHERN PLANTATIONS LIMITED (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)                                  1
      1,450,000    MACQUARIE CAPITAL ALLIANCE GROUP (HOLDING & OTHER INVESTMENT OFFICES)+                                 2,328,882
        217,900    NEWCREST MINING LIMITED (METAL MINING)                                                                 2,866,936
      1,110,000    NORWOOD ABBEY LIMITED (HEALTH SERVICES)+                                                                 286,618
      2,300,000    OXIANA LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                             1,547,792

                                                                                                                          7,030,229
                                                                                                                    ---------------
BERMUDA - 1.01%
      3,773,000    SURFACE MOUNT TECHNOLOGY (HOLDINGS) LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 1,561,588
                                                                                                                    ---------------
CHINA - 2.75%
      1,980,000    TRAVELSKY TECHNOLOGY LIMITED CLASS H (BUSINESS SERVICES)                                               1,676,560
     11,700,000    ZIJIN MINING GROUP COMPANY LIMITED CLASS H (METAL MINING)                                              2,565,450

                                                                                                                          4,242,010
                                                                                                                    ---------------
HONG KONG - 13.91%
      3,409,000    COFCO INTERNATIONAL LIMITED (FOOD & KINDRED PRODUCTS)                                                  1,630,718
     25,700,000    DAQING PETROLEUM AND CHEMICAL GROUP LIMITED (CHEMICALS & ALLIED PRODUCTS)+(a)                          1,348,746
      7,844,000    EGANAGOLDPFEIL (HOLDINGS) LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                       1,853,018
      6,500,000    FIRST PACIFIC COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                2,311,770
        213,000    GUOCO GROUP LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                      2,189,593
      3,083,000    INTEGRATED DISTRIBUTION SERVICES GROUP LIMITED (TRANSPORTATION SERVICES)+                              2,056,367
     25,500,000    JOYCE BOUTIQUE HOLDINGS LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS
                   & SIMILAR MATERIALS)+                                                                                  2,219,914
      9,200,000    PLAYMATES HOLDINGS LIMITED (MISCELLANEOUS RETAIL)                                                      1,775,525
      8,700,000    PRIME SUCCESS INTERNATIONAL GROUP LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                          2,420,677
      2,210,000    SHUN TAK HOLDINGS LIMITED (REAL ESTATE)                                                                2,096,123
     16,420,000    TITAN PETROCHEMICALS GROUP LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       1,602,407

                                                                                                                         21,504,858
                                                                                                                    ---------------
INDIA - 3.68%
        296,800    APOLLO HOSPITALS ENTERPRISE LIMITED (HEALTH SERVICES)                                                  2,407,969
        120,000    FINANCIAL TECHNOLOGIES (INDIA) LIMITED (BUSINESS SERVICES)+                                            1,340,742
        184,616    THOMAS COOK (INDIA) LIMITED (TRANSPORTATION SERVICES)                                                  1,937,628

                                                                                                                          5,686,339
                                                                                                                    ---------------
INDONESIA - 1.00%
     92,000,000    PT PANIN LIFE TBK (HEALTH SERVICES)                                                                    1,548,793
                                                                                                                    ---------------
JAPAN - 17.44%
            730    DENTSU INCORPORATED (BUSINESS SERVICES)                                                                1,796,925
         52,000    JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                             2,742,837
          1,050    JAPAN WIND DEVELOPMENT COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                 2,045,011
        348,000    KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               2,688,741
        202,000    KOYO SEIKO COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                  2,699,059

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
        140,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                  $     1,531,895
            400    MITSUBISHI TOKYO FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                3,371,846
            325    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          1,460,910
          1,000    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,473,349
        142,400    PHOENIX ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             2,501,772
        267,000    SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                            2,972,899
         46,600    TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                              1,662,958

                                                                                                                         26,948,202
                                                                                                                    ---------------
MALAYSIA - 6.06%
      1,666,000    COMMERCE ASSET-HOLDING BERHAD (DEPOSITORY INSTITUTIONS)(A)                                             2,210,997
      3,171,000    HIAP TECK VENTURE BERHAD (HOLDING & OTHER INVESTMENT OFFICES)                                          1,082,913
      4,389,500    MAH SING GROUP BERHAD (REAL ESTATE)                                                                    1,602,917
      3,057,000    POS MALAYSIA & SERVICES HOLDINGS BERHAD (TRANSPORTATION SERVICES)                                      2,811,065
      6,256,600    SAPURACREST PETROLEUM BERHAD (OIL & GAS EXTRACTION)+                                                   1,658,029

                                                                                                                          9,365,921
                                                                                                                    ---------------
NEW ZEALAND - 0.09%
        107,200    CANWEST MEDIAWORKS (NZ) LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               138,055
                                                                                                                    ---------------
PHILIPPINES - 2.29%
        626,140    PHILIPPINE STOCK EXCHANGE INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
                   & SERVICES)+                                                                                           1,690,113
        405,755    SM INVESTMENTS CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                        1,848,460

                                                                                                                          3,538,573
                                                                                                                    ---------------
SINGAPORE - 19.10%
      3,120,000    ALLGREEN PROPERTIES LIMITED (REAL ESTATE)                                                              2,142,713
      5,334,000    ASCOTT GROUP LIMITED (REAL ESTATE)                                                                     1,435,401
      2,175,000    BIL INTERNATIONAL LIMITED (REAL ESTATE)                                                                1,545,671
        521,000    CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                2,311,591
        160,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                   1,353,700
        141,000    FORTUNE REAL ESTATE INVESTMENT TRUST (REAL ESTATE)                                                       115,092
      2,700,000    GOODPACK LIMITED (TRANSPORTATION SERVICES)                                                             2,188,794
      3,770,000    KIM ENG HOLDINGS LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                 2,860,958
      4,000,000    LMA INTERNATIONAL NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)+                                                                      1,898,152
      9,138,000    MULTIVISION INTELLIGENT SURVEILLANCE LIMITED (BUSINESS SERVICES)+                                      1,052,232
      2,960,000    OLAM INTERNATIONAL LIMITED (AGRICULTURAL SERVICES)+                                                    1,545,096
      2,222,000    PEARL ENERGY LIMITED (OIL & GAS EXTRACTION)+                                                           2,267,011
      3,511,000    RAFFLES EDUCATION CORPORATION LIMITED (EDUCATIONAL SERVICES)                                           1,561,972
      2,297,000    SAN TEH LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 428,382
      1,658,000    SBS TRANSIT LIMITED (TRANSPORTATION SERVICES)                                                          2,205,872
      8,879,000    SHANGHAI ASIA HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              1,283,245
        970,000    SIA ENGINEERING COMPANY (BUSINESS SERVICES)                                                            1,390,422
      2,280,000    YELLOW PAGES (SINGAPORE) LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                           1,929,313

                                                                                                                         29,515,617
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SOUTH KOREA - 3.43%
         88,000    KENERTEC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                $       973,997
         30,100    LG ELECTRONICS INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,892,469
         33,100    NCSOFT CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                           2,439,516
                                                                                                                          5,305,982
                                                                                                                    ---------------
TAIWAN - 6.58%
      2,750,000    GAMANIA DIGITAL ENTERTAINMENT COMPANY LIMITED (BUSINESS SERVICES)+                                     1,228,092
      1,432,000    GIANT MANUFACTURING COMPANY LIMITED (FABRICATED METAL PRODUCTS,
                   EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                                                           2,305,912
      1,069,000    SINYI REALTY COMPANY LIMITED (REAL ESTATE)                                                             2,457,690
        255,722    TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (ELECTRONIC &
                   OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                   2,332,184
      2,603,000    TEST RITE INTERNATIONAL COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                1,847,664

                                                                                                                         10,171,542
                                                                                                                    ---------------
THAILAND - 3.43%
      4,510,000    DYNASTY CERAMIC PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (STONE, CLAY, GLASS & CONCRETE
                   PRODUCTS)                                                                                              1,811,639
      2,935,000    HANA MICROELECTRONICS PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (ELECTRONIC & OTHER
                   ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                          1,448,857
     22,000,000    MINOR INTERNATIONAL PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (HOTELS, ROOMING HOUSES,
                   CAMPS & OTHER LODGE PLACES)                                                                            2,044,283

                                                                                                                          5,304,779
                                                                                                                    ---------------
UNITED KINGDOM - 2.03%
      2,265,725    GUINNESS PEAT GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                       3,143,068
                                                                                                                    ---------------
UNITED STATES - 1.47%
         80,000    MACQUARIE INFRASTRUCTURE COMPANY TRUST (BUSINESS SERVICES)                                             2,270,400
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $133,253,073)                                                                                 137,275,956
                                                                                                                    ---------------
WARRANTS - 0.15%
        337,500    GOODPACK LIMITED (EXPIRES 4/13/2007)+                                                                     73,071
      2,284,500    MULTIVISION INTELLIGENT (EXPIRES 4/17/2008)+                                                              88,082
      1,640,000    PLAYMATES HOLDINGS LIMITED (EXPIRES 5/23/2006)+                                                           67,533

TOTAL WARRANTS (COST $39,643)                                                                                               228,686
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 9.82%

MUTUAL FUND - 9.82%
     15,183,447    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           15,183,447
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $15,183,447)                                                                          15,183,447
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $148,529,933)*                                                      98.81%                                    $   152,715,931
OTHER ASSETS AND LIABILITIES, NET                                          1.19                                           1,837,558
                                                                         ------                                     ---------------
TOTAL NET ASSETS                                                         100.00%                                    $   154,553,489
                                                                         ------                                     ---------------

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,183,447.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.25%

AUSTRALIA - 2.24%
        100,222    BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                  $     1,368,603
         50,505    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                      1,121,792

                                                                                                                          2,490,395
                                                                                                                    ---------------

BELGIUM - 1.24%
         49,600    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       1,372,766
                                                                                                                    ---------------

DENMARK - 1.64%
         30,900    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                928,147
         17,630    NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                   896,069

                                                                                                                          1,824,216
                                                                                                                    ---------------

FINLAND - 1.13%
         75,200    NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            1,251,262
                                                                                                                    ---------------

FRANCE - 12.26%
         61,100    ALCATEL SA (COMMUNICATIONS)+                                                                             666,259
         56,500    AXA (INSURANCE CARRIERS)                                                                               1,406,700
         30,800    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 1,273,241
         23,825    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  753,847
         15,500    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,408,866
          2,462    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 57,532
         19,350    SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)                                                     1,584,729
         35,900    SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                          1,109,345
          9,354    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     2,188,807
         20,600    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              1,711,944
         46,500    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,457,241

                                                                                                                         13,618,511
                                                                                                                    ---------------

GERMANY - 7.25%
         17,600    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             798,181
          9,122    CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                               715,688
         77,400    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                   1,426,034
         19,000    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            1,686,696
         10,500    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              893,790
         33,000    METRO AG (FOOD STORES)                                                                                 1,634,930
          5,200    SAP AG (BUSINESS SERVICES)                                                                               899,606

                                                                                                                          8,054,925
                                                                                                                    ---------------

GREECE - 1.29%
         32,981    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  877,394
         30,518    COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                        556,940

                                                                                                                          1,434,334
                                                                                                                    ---------------

HONG KONG - 3.67%
         85,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               824,430
      1,932,000    CHINA PETROLEUM AND CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       753,075
      1,778,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                         517,919
         84,000    SUNG HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                           826,183
        205,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                        1,155,898

                                                                                                                          4,077,505
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HUNGARY - 0.70%
         11,600    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                           $       780,680
                                                                                                                    ---------------

IRELAND - 0.00%
        254,000    CONNEMARA GREEN MARBLE QUARRIES PLC (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
                   FUELS)+(a)                                                                                                     0
                                                                                                                    ---------------

ISRAEL - 0.48%
         17,239    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR (CHEMICALS & ALLIED PRODUCTS)                                 536,822
                                                                                                                    ---------------

ITALY - 4.83%
         72,200    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      1,855,161
        124,200    MEDIASET SPA (COMMUNICATIONS)                                                                          1,460,748
        389,400    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      2,053,021

                                                                                                                          5,368,930
                                                                                                                    ---------------

JAPAN - 17.63%
        106,300    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            1,616,714
        103,000    AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                               1,143,148
        100,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       1,117,324
         96,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          2,255,592
          3,900    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               869,420
         30,500    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,545,221
        118,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            798,443
        158,000    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,561,995
          1,360    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               2,003,755
         63,700    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,400,127
         27,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,158,422
         61,000    SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                        549,769
         35,200    SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                          884,133
         58,700    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                             586,886
         62,000    SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                      971,049
         16,600    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                              1,117,261

                                                                                                                         19,579,259
                                                                                                                    ---------------

NETHERLANDS - 7.62%
         73,500    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     1,152,606
         47,000    ING GROEP NV (FINANCIAL SERVICES)                                                                      1,321,045
        129,700    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                    1,062,537
         18,500    ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,200,650
         37,700    ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                2,450,848
         67,000    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           1,278,853

                                                                                                                          8,466,539
                                                                                                                    ---------------

RUSSIA - 0.77%
         25,300    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                  851,345
                                                                                                                    ---------------

SINGAPORE - 0.71%
        308,000    SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              784,220
                                                                                                                    ---------------

SOUTH KOREA - 0.68%
          2,320    SAMSUNG ELECTRONICS-PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)+                                                                              757,195
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SPAIN - 2.99%
         36,100    ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                       $     1,008,424
         60,900    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                             935,720
         69,500    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,372,997

                                                                                                                          3,317,141
                                                                                                                    ---------------

SWEDEN - 0.77%
          6,943    AUTOLIV INCORPORATED (TRANSPORTATION EQUIPMENT)                                                          302,670
         32,957    SECURITAS AB (BUSINESS SERVICES)                                                                         548,491

                                                                                                                            851,161
                                                                                                                    ---------------

SWITZERLAND - 8.33%
          2,340    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                      597,783
         16,300    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                773,869
         38,320    NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                          1,817,901
         23,300    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     2,939,925
         20,950    UBS AG (FINANCIAL SERVICES)                                                                            1,633,161
          8,700    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                     1,492,227

                                                                                                                          9,254,866
                                                                                                                    ---------------

TAIWAN - 0.66%
         80,793    TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                736,828
                                                                                                                    ---------------

THAILAND - 0.83%
        426,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                927,768
                                                                                                                    ---------------

UNITED KINGDOM - 19.53%
         31,500    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,298,670
        126,100    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,400,191
        110,200    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 1,092,330
        262,500    COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                            1,099,221
         79,800    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    1,109,520
        255,200    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                        1,157,720
         32,300    GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                  1,566,873
        147,000    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            2,337,674
        866,200    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         1,778,128
      5,850,000    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                        10,535
        184,300    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                              945,536
        150,200    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     1,244,086
        220,500    SHELL TRANSPORT & TRADING COMPANY PLC (PETROLEUM REFINING & RELATED INDUSTRIES)                        2,135,019
         67,200    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                       1,224,289
        867,300    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    2,108,630
        115,500    WPP GROUP PLC (COMMUNICATIONS)                                                                         1,183,051

                                                                                                                         21,691,473
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $103,488,398)                                                                                 108,028,141
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 2.25%

MUTUAL FUND - 2.25%
      2,493,652    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                      $     2,493,652
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,493,652)                                                                            2,493,652
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $105,982,050)*                            99.50%                                                              $  110,521,793
OTHER ASSETS AND LIABILITIES, NET                0.50                                                                      557,670
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $   111,079,463
                                               ------                                                               ===============

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,493,652.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

               STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           ASIA PACIFIC FUND          OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...................................................    $       137,586,060    $       108,028,141
   INVESTMENTS IN AFFILIATES ........................................................             15,183,447              2,493,652
                                                                                         -------------------    -------------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..................................            152,769,507            110,521,793
                                                                                         -------------------    -------------------
   FOREIGN CURRENCY, AT VALUE .......................................................                796,872                      0
   RECEIVABLE FOR FUND SHARES ISSUED ................................................                247,947                 57,985
   RECEIVABLE FOR INVESTMENTS SOLD ..................................................              1,865,808                454,427
   RECEIVABLES FOR DIVIDENDS AND INTEREST ...........................................                209,772                400,684
                                                                                         -------------------    -------------------
TOTAL ASSETS ........................................................................            155,889,906            111,434,889
                                                                                         -------------------    -------------------

LIABILITIES
   FOREIGN TAXES PAYABLE ............................................................                 94,412                      0
   PAYABLE FOR FUND SHARES REDEEMED .................................................                284,359                 22,062
   PAYABLE FOR INVESTMENTS PURCHASED ................................................                741,305                202,237
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ............................                177,528                 86,378
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ..........................................                 32,919                 23,787
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS ....................                    716                    118
   ACCRUED EXPENSES AND OTHER LIABILITIES ...........................................                  5,178                 20,844
                                                                                         -------------------    -------------------
TOTAL LIABILITIES ...................................................................              1,336,417                355,426
                                                                                         -------------------    -------------------
TOTAL NET ASSETS ....................................................................    $       154,553,489    $       111,079,463
                                                                                         ===================    ===================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..................................................................    $       137,853,891    $       108,630,786
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .......................................                556,658              1,234,126
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................             12,013,154             (3,322,212)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
      CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
      CURRENCIES ....................................................................              4,130,502              4,536,880
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
      CONTRACTS AND TRANSACTIONS ....................................................                   (716)                  (117)
                                                                                         -------------------    -------------------
TOTAL NET ASSETS ....................................................................    $       154,553,489    $       111,079,463
                                                                                         -------------------    -------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - INSTITUTIONAL CLASS .................................................                    N/A    $         6,199,018
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .........................................                    N/A                472,336
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...............                    N/A    $             13.12
   NET ASSETS - INVESTOR CLASS ......................................................    $       154,553,489    $       104,880,445
   SHARES OUTSTANDING - INVESTOR CLASS ..............................................             15,032,022              8,014,054
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ....................                 $10.28    $             13.09
                                                                                         -------------------    -------------------
INVESTMENTS AT COST .................................................................    $       148,529,933    $       105,982,050
                                                                                         ===================    ===================
FOREIGN CURRENCIES AT COST ..........................................................    $           800,755    $                 0
                                                                                         ===================    ===================

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                          ASIA PACIFIC FUND        OVERSEAS FUND
                                                                                         -------------------    -------------------
                                                                                          FOR THE SIX MONTHS     FOR THE SIX MONTHS
                                                                                         ENDED JUNE 30, 2005    ENDED JUNE 30, 2005
                                                                                                 (UNAUDITED)            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .....................................................................    $         1,668,785    $         2,021,186
   INTEREST .........................................................................                 30,639                  2,228
   INCOME FROM AFFILIATED SECURITIES ................................................                105,462                 30,781
   SECURITIES LENDING INCOME, NET ...................................................                     33                  3,680
                                                                                         -------------------    -------------------
TOTAL INVESTMENT INCOME .............................................................              1,804,919              2,057,875
                                                                                         -------------------    -------------------
EXPENSES
   ADVISORY FEES ....................................................................                664,899                473,071
   ADMINISTRATION FEES
      FUND LEVEL ....................................................................                100,453                 12,335
      INSTITUTIONAL CLASS ...........................................................                    N/A                    214
      INVESTOR CLASS ................................................................                256,740                362,586
   CUSTODY FEES .....................................................................                157,555                 42,782
   SHAREHOLDER SERVICING FEES .......................................................                 83,711                 61,035
   ACCOUNTING FEES ..................................................................                  6,558                  7,359
   AUDIT FEES .......................................................................                 26,068                 21,220
   LEGAL FEES .......................................................................                  2,743                  2,138
   REGISTRATION FEES ................................................................                 16,189                 16,183
   SHAREHOLDER REPORTS ..............................................................                 28,109                 40,417
   TRUSTEES' FEES ...................................................................                  6,603                  6,567
   OTHER FEES AND EXPENSES ..........................................................                 26,115                 26,375
                                                                                         -------------------    -------------------
TOTAL EXPENSES ......................................................................              1,375,743              1,072,282
                                                                                         -------------------    -------------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................................               (127,490)              (248,570)
   NET EXPENSES .....................................................................              1,248,253                823,712
                                                                                         -------------------    -------------------
NET INVESTMENT INCOME (LOSS) ........................................................                556,666              1,234,163
                                                                                         -------------------    -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................             13,284,104             27,501,887
                                                                                         -------------------    -------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........................................             13,284,104             27,501,887
                                                                                         -------------------    -------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..................            (10,386,901)           (30,980,828)
   FUTURES TRANSACTIONS .............................................................                   (716)                  (117)
                                                                                         -------------------    -------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................            (10,387,617)           (30,980,945)
                                                                                         -------------------    -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............................              2,896,487             (3,479,058)
                                                                                         -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................    $         3,453,153    $        (2,244,895)
                                                                                         ===================    ===================
   (1) NET OF FOREIGN WITHHOLDING TAXES OF ..........................................    $           336,830    $           274,160

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     ASIA PACIFIC FUND
                                                                                         ------------------------------------------
                                                                                          FOR THE SIX MONTHS                FOR THE
                                                                                         ENDED JUNE 30, 2005             YEAR ENDED
                                                                                                 (UNAUDITED)      DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................................   $       126,394,552    $        93,041,294

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................               556,666                630,131
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................            13,284,104             10,977,092
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............           (10,387,617)             6,017,106
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................             3,453,153             17,624,329
                                                                                         -------------------    -------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INSTITUTIONAL CLASS ............................................................                   N/A                    N/A
      INVESTOR CLASS .................................................................              (747,146)              (354,601)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      INVESTOR CLASS .................................................................            (2,700,667)            (6,204,437)
                                                                                         -------------------    -------------------

TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................            (3,447,813)            (6,559,038)
                                                                                         -------------------    -------------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...................................                   N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...............................                   N/A                    N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .....................................                   N/A                    N/A
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ................................................                   N/A                    N/A
                                                                                         -------------------    -------------------

   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................................            62,902,468            103,960,416
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................................             3,245,662              6,244,106
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................................                 8,462                 65,564
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................................           (38,002,995)           (87,982,119)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................................            28,153,597             22,287,967
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................................            28,153,597             22,287,967
                                                                                         -------------------    -------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................................            28,158,937             33,353,258
                                                                                         -------------------    -------------------
ENDING NET ASSETS ....................................................................   $       154,553,489    $       126,394,552
                                                                                         ===================    ===================

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INSTITUTIONAL CLASS .................................................                   N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............                   N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS .............................................                   N/A                    N/A
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                   N/A                    N/A
                                                                                         -------------------    -------------------
   SHARES SOLD - INVESTOR CLASS ......................................................             6,025,179             10,785,238
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...................               311,783                644,387
   SHARES REDEEMED - INVESTOR CLASS ..................................................            (3,676,315)            (9,422,907)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN SHARES OUTSTANDING -INVESTOR CLASS ........................             2,660,647              2,006,718
                                                                                         -------------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................................             2,660,647              2,006,718
                                                                                         -------------------    -------------------

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ................................   $           556,658    $           747,138
                                                                                         ===================    ===================

STATEMENTS OF CHANGES IN NET ASSETS

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                     OVERSEAS FUND
                                                                                         ------------------------------------------
                                                                                          FOR THE SIX MONTHS                FOR THE
                                                                                         ENDED JUNE 30, 2005             YEAR ENDED
                                                                                                 (UNAUDITED)      DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS BEGINNING NET ASSETS ...............................   $       119,765,258    $       156,128,646

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................             1,234,163              1,272,768
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................            27,501,887             16,894,888
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............           (30,980,945)             1,975,143
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................            (2,244,895)            20,142,799
                                                                                         -------------------    -------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INSTITUTIONAL CLASS ............................................................                    (3)                (3,408)
      INVESTOR CLASS .................................................................                (9,625)            (1,319,167)

   NET REALIZED GAIN ON SALES OF INVESTMENTS
      INVESTOR CLASS .................................................................                     0                      0
                                                                                         -------------------    -------------------

TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................                (9,628)            (1,322,575)
                                                                                         -------------------    -------------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...................................             6,749,949                 26,720
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...............................                     3                  3,408
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .....................................              (760,938)               (32,774)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..................................             5,989,014                 (2,646)
                                                                                         -------------------    -------------------

   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................................            12,250,922             21,761,977
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................................                 8,007              1,036,408
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ....................................                     0                      0
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................................           (24,679,215)           (77,979,351)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS .......................................           (12,420,286)           (55,180,966)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - TOTAL ...........................................            (6,431,272)           (55,183,612)
                                                                                         -------------------    -------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................................           (8,685,795)            (36,363,388)
                                                                                         -------------------    -------------------
ENDING NET ASSETS ....................................................................   $       111,079,463    $       119,765,258
                                                                                         ===================    ===================

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INSTITUTIONAL CLASS .................................................               516,816                  2,251
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ..............                     0                    256
   SHARES REDEEMED - INSTITUTIONAL CLASS .............................................               (57,976)                (2,768)
                                                                                         -------------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................               458,840                   (261)
                                                                                         -------------------    -------------------
   SHARES SOLD - INVESTOR CLASS                                                                      930,883              1,808,766
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...................                   598                 78,032
   SHARES REDEEMED - INVESTOR CLASS ..................................................            (1,876,712)            (6,600,661)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......................              (945,231)            (4,713,863)
                                                                                         -------------------    -------------------

NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................................              (486,391)            (4,714,124)
                                                                                         -------------------    -------------------

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ................................   $         1,234,126    $             9,591
                                                                                         ===================    ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           NET REALIZED
                                                BEGINNING         NET               AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                NET ASSET  INVESTMENT        UNREALIZED         FROM NET        FROM NET
                                                VALUE PER      INCOME    GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                    SHARE      (LOSS)       INVESTMENTS           INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .. $   10.22        0.03              0.26            (0.05)          (0.18)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......... $    8.98        0.05              1.75(4)         (0.03)          (0.53)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......... $    5.66        0.03              3.38(5)         (0.09)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......... $    6.18        0.00             (0.48)           (0.04)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......... $    7.13       (0.06)            (0.83)           (0.06)           0.00
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000 ...... $    7.79        0.00             (0.30)           (0.36)           0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......... $    9.62       (0.19)            (1.24)           (0.40)           0.00

OVERSEAS FUND
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .. $   13.35        0.04             (0.27)            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......... $   11.41        0.24              1.96            (0.26)           0.00
JANUARY 1, 2003(7) TO DECEMBER 31, 2003 ....... $    8.69        0.11(8)           2.74            (0.13)           0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .. $   13.35        0.15             (0.41)            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......... $   11.41        0.14              1.95            (0.15)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......... $    8.69        0.07(8)           2.72(4)         (0.07)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......... $   10.86       (0.01)            (2.16)            0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......... $   13.66        0.01             (2.63)           (0.18)           0.00
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000 ...... $   15.17       (0.03)            (1.48)            0.00            0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......... $   14.37       (0.04)             0.84             0.00            0.00

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                               ENDING            RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                   RETURN   NET ASSET    -----------------------------------------------------------
                                                       OF   VALUE PER    NET INVESTMENT            GROSS        EXPENSES         NET
                                                  CAPITAL       SHARE     INCOME (LOSS)         EXPENSES          WAIVED    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..      0.00  $    10.28              0.76%            1.88%          (0.17)%     1.71%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........      0.00  $    10.22              0.57%            1.80%          (0.06)%     1.74%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........      0.00  $     8.98              0.53%            1.97%          (0.28)%     1.69%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........      0.00  $     5.66             (0.43)%           2.30%          (0.33)%     1.97%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........      0.00  $     6.18             (0.18)%           2.35%          (0.33)%     2.02%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000 ......      0.00  $     7.13             (0.29)%           2.00%           0.00%      2.00%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..........      0.00  $     7.79             (0.30)%           1.68%           0.00%      1.68%

OVERSEAS FUND
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..      0.00  $    13.12              2.30%            1.37%          (0.42)%     0.95%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........      0.00  $    13.35              1.87%            0.91%          (0.06)%     0.85%
JANUARY 1, 2003(7) TO DECEMBER 31, 2003 .......      0.00  $    11.41              1.21%            7.62%          (6.71)%     0.91%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..      0.00  $    13.09              2.18%            1.90%          (0.44)%     1.46%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........      0.00  $    13.35              1.03%            1.88%          (0.44)%     1.44%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........      0.00  $    11.41              0.77%            1.94%          (0.47)%     1.47%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........      0.00  $     8.69             (0.12)%           2.12%          (0.33)%     1.79%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........      0.00  $    10.86              0.13%            2.47%          (0.56)%     1.91%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000 ......      0.00  $    13.66             (1.28)%           1.92%           0.00%      1.92%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..........      0.00  $    15.17             (0.30)%           1.76%          (0.04)%     1.72%

                                                            PORTFOLIO      NET ASSETS AT
                                                    TOTAL    TURNOVER      END OF PERIOD
                                                RETURN(2)     RATE(3)    (000'S OMITTED)
----------------------------------------------------------------------------------------

ASIA PACIFIC FUND
----------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..      2.87%         79%   $       154,553
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     20.45%        153%   $       126,395
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     60.25%        286%   $        93,041
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........     (7.78)%       159%   $        57,458
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........    (12.50)%       166%   $        38,146
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000 ......     (3.84)%        23%   $        56,479
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..........    (16.22)%       182%   $        57,255

OVERSEAS FUND
----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     (1.71)%        98%   $         6,199
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     19.26%         22%   $           180
JANUARY 1, 2003(7) TO DECEMBER 31, 2003 .......     32.77%         41%   $           157

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     (1.94)%        98%   $       104,880
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     18.29%         22%   $       119,585
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     32.16%         41%   $       155,972
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........    (19.98)%        46%   $        84,251
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........    (19.15)%       169%   $        25,254
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000 ......     (9.95)%        13%   $        40,773
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..........      5.57%        117%   $        44,720

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(4)   INCLUDES $0.01 IN REDEMPTION FEES.

(5)   INCLUDES $0.03 IN REDEMPTION FEES.

(6)   IN 2000, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER TO DECEMBER.

(7)   COMMENCEMENT OF OPERATIONS.

(8)   CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Asia Pacific Fund and Overseas Fund.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

Acquiring Fund                                                       Target Fund
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ASIA PACIFIC FUND INVESTOR CLASS   STRONG ASIA PACIFIC FUND INVESTOR CLASS
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OVERSEAS FUND INSTITUTIONAL CLASS  STRONG OVERSEAS FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OVERSEAS FUND INVESTOR CLASS       STRONG OVERSEAS FUND INVESTOR CLASS
-------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund              Year Expires    Capital Loss Carryforwards
------------------------------------------------------------
OVERSEAS FUND         2005              $     241,140
                      2007                    506,465
                      2008                  8,454,515
                      2010                 17,412,833
                      2011                  4,074,882
------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                       Sub-Advisory
                                                      Advisory Fees*                                                     Fees (% of
                             Average Daily            (% of Average                            Average Daily           Average Daily
   Fund                       Net Assets            Daily Net Assets)    Sub-Adviser            Net Assets              Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
   ASIA PACIFIC FUND            $0 - $499 million          1.10         Wells Capital        $0 - $200 million             0.45
                      $500 million - $999 million          1.05            Management            >$200 million             0.35
                       $1 billion - $2.99 billion          1.00          Incorporated
                       $3 billion - $4.99 billion         0.975
                                   >$4.99 billion          0.95
------------------------------------------------------------------------------------------------------------------------------------
   OVERSEAS FUND                $0 - $499 million         0.950            New Star          $0 - $250 million             0.25
                      $500 million - $999 million         0.900         Institutional   $250 million - $500 million        0.18
                       $1 billion - $2.99 billion         0.850            Managers            >$500 million               0.16
                       $3 billion - $4.99 billion         0.825            Limited
                                   >$4.99 billion         0.800

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                    Advisory Fees
                                                    (% of Average
Fund                  Average Daily Net Assets    Daily Net Assets)
--------------------------------------------------------------------
ASIA PACIFIC FUND        $0 - $3.99 billion             0.750
                     $4 billion - $5.99 billion         0.725
                            >$6 billion                 0.700
--------------------------------------------------------------------
OVERSEAS FUND            $0 - $3.99 billion             0.750
                     $4 billion - $5.99 billion         0.725
                            >$6 billion                 0.700

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                  Admin Fees**
                                                                 (% of Average
                                  Average Daily Net Assets     Daily Net Assets)
--------------------------------------------------------------------------------
      FUND LEVEL                     $0 - $4.99 billion                 0.05
                             $5 billion - $9.99 billion                 0.04
                                         >$9.99 billion                 0.03
--------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                               0.08
--------------------------------------------------------------------------------
      INVESTOR CLASS***                                           0.25, 0.40
--------------------------------------------------------------------------------

      *** For the ASIA PACIFIC FUND and OVERSEAS FUND, respectively.

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                             Admin Fees
                                           (% of Average
                                         Daily Net Assets)
                                         -----------------
      Fund                    Institutional Class            Investor Class
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND                N/A                        0.30
--------------------------------------------------------------------------------
      OVERSEAS FUND                   0.02                        0.30

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds.

      For financial statement presentation, transfer agent fees for the period from January 1, 2005 though April 10, 2005, as shown below, have been combined with administration fees.

                                      Transfer Agent Fees and
                                       Other Related Expenses
      Fund                    Institutional Class            Investor Class
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND               N/A                       $138,112
--------------------------------------------------------------------------------
      OVERSEAS FUND                    4                         169,512

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                  % of Average
      Fund                                                      Daily Net Assets
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND                                               0.25
--------------------------------------------------------------------------------
      OVERSEAS FUND                                                   0.10

      Prior to February 28, 2005, State Street served as custodian for each of the predecessor Strong Funds. State Street was entitled to receive certain fees, primarily based on transactions of the Funds.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
      Share Class                                               Daily Net Assets
--------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                             None
--------------------------------------------------------------------------------
      INVESTOR CLASS                                                 0.25*

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      *Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

      Fund                                                        Investor Class
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND                                               $83,711
--------------------------------------------------------------------------------
      OVERSEAS FUND                                                    61,035

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 28, 2005, State Street served as fund accountant to each of the predecessor Strong Funds. Fund accounting fees were paid by the Funds' administrator and not by the Funds.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                        Net Operating Expense Ratios
      Fund                    Institutional Class            Investor Class
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND               N/A                        1.65%
--------------------------------------------------------------------------------
      OVERSEAS FUND                  0.95                        1.46%

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Strong Capital Management, Inc. ("SCM") and/or SISI had contractually agreed to waive its fees and/or absorb expenses for the Strong Asia Pacific Fund Investor Class and Strong Overseas Fund Investor Class until May 1, 2005, to keep total annual operating expenses at no more than 2.00% and 1.50%, respectively. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, SCM had contractually agreed to waive fees and/or absorb expenses in the amount of 0.025% for the Strong Asia Pacific Fund and 0.033% for the Strong Overseas Fund from May 21, 2004 until May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                               Waived Fees and
                                             Reimbursed Expenses
      Fund                    Institutional Class            Investor Class
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND              N/A                        $ 11,993
--------------------------------------------------------------------------------
      OVERSEAS FUND                   46                         144,953

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Fund                                   Purchases at Cost    Sales Proceeds
--------------------------------------------------------------------------------
      ASIA PACIFIC FUND                         $105,518,334       $121,972,070
--------------------------------------------------------------------------------
      OVERSEAS FUND                              107,380,552        113,805,220

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, there were no borrowings under either agreement for the Asia Pacific Fund, while the Overseas Fund had minimal borrowings.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

OTHER INFORMATION (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

      The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   J. Tucker Morse                 Trustee                          Private Investor/Real Estate              None
   60                              since 1987                       Developer; Chairman of White
                                                                    Point Capital, LLC.
---------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Thomas S. Goho                  Trustee,                         Associate Professor of Finance,           None
   62                              since 1987                       Wake Forest University,
                                                                    Calloway School of Business
                                                                    and Accountancy
---------------------------------------------------------------------------------------------------------------------------------
   Peter G. Gordon                 Trustee,                         Chairman, CEO, and Co-                    None
   62                              since 1998                       Founder of Crystal Geyser
                                   (Chairman, since 2005)           Water Company and President
                                                                    of Crystal Geyser Roxane
                                                                    Water Company.
---------------------------------------------------------------------------------------------------------------------------------
   Richard M. Leach                Trustee,                         Retired. Prior thereto, President         None
   71                              since 1987                       of Richard M. Leach Associates
                                                                    (a financial consulting firm).

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Timothy J. Penny                Trustee,                         Senior Counselor to the public            None
   53                              since 1996                       relations firm of Himle-Horner
                                                                    and Senior Fellow at the
                                                                    Humphrey Institute,
                                                                    Minneapolis, Minnesota (a pub-
                                                                    lic policy organization).
---------------------------------------------------------------------------------------------------------------------------------
   Donald C. Willeke               Trustee,                         Principal in the law firm of              None
   65                              since 1996                       Willeke & Daniels.
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE                PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Karla M. Rabusch                President,                       Executive Vice President of               None
   46                              since 2003                       Wells Fargo Bank, N.A.
                                                                    President of Wells Fargo Funds
                                                                    Management, LLC. Senior Vice
                                                                    President and Chief
                                                                    Administrative Officer of Wells
                                                                    Fargo Funds Management, LLC
                                                                    from 2001 to 2003. Vice
                                                                    President of Wells Fargo Bank,
                                                                    N.A. from 1997 to 2000.
---------------------------------------------------------------------------------------------------------------------------------
   Stacie D. DeAngelo              Treasurer,                       Senior Vice President of Wells            None
   36                              since 2003                       Fargo Bank, N.A. Senior Vice
                                                                    President of Operations for
                                                                    Wells Fargo Funds
                                                                    Management, LLC. Prior there-
                                                                    to, Operations Manager at
                                                                    Scudder Weisel Capital, LLC
                                                                    from 2000 to 2001, Director of
                                                                    Shareholder Services at BISYS
                                                                    Fund Services from 1999 to
                                                                    2000.
---------------------------------------------------------------------------------------------------------------------------------
   C. David Messman                Secretary,                       Vice President and Managing               None
   45                              since 2000                       Senior Counsel of Wells Fargo
                                                                    Bank, N.A. Senior Vice
                                                                    President and Secretary of Wells
                                                                    Fargo Funds Management, LLC.
                                                                    Vice President and Senior
                                                                    Counsel of Wells Fargo Bank,
                                                                    N.A. from 1996 to 2003.
---------------------------------------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

ASIA PACIFIC FUND AND OVERSEAS FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Asia Pacific Fund and Overseas Fund (the "Funds"); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Asia Pacific Fund; and (iii) an investment sub-advisory agreement with New Star Institutional Managers Limited ("New Star") for the Overseas Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and New Star (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

STRONG FUNDS                                         WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
Asia Pacific Fund*                                   Asia Pacific Fund
--------------------------------------------------------------------------------
Overseas Fund*                                       Overseas Fund
--------------------------------------------------------------------------------
      * Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. Responses of Funds Management and the Sub-Advisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and the Sub-Advisers.

      The Board also considered the ability of Funds Management and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and the Sub-Adviser's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-advisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund was better than, or not appreciably below, the median performance of its Peer Group for most time periods.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components,

OTHER INFORMATION (UNAUDITED)

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios for the Funds were lower than, or not appreciably higher than, the Funds' Peer Group's median net operating expense ratios.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Fund had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Funds. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement. The Board did not consider a separate profitability analysis of New Star, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to New Star had been negotiated by Funds Management on an arms length basis and that New Star's separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by the Sub-Advisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in the business of Funds Management and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Management and its affiliates or the Sub-Advisers and their affiliates).

      The Board also considered the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are, or would be, sought and how any such credits are, or would be, utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Sub-Advisers in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15(c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and the Sub-Advisers, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

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

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

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO      This report and the financial statements
ADVANTAGE FUNDS(SM) is available free   contained herein are submitted for the
upon request. To obtain literature,     general information of the shareholders
please write, e-mail, or call:          of the WELLS FARGO ADVANTAGE FUNDS. If
                                        this report is used for promotional
WELLS FARGO ADVANTAGE FUNDS             purposes, distribution of the report
P.O. Box 8266                           must be accompanied or preceded by a
Boston, MA 02266-8266                   current prospectus. For a prospectus
                                        containing more complete information,
E-mail: wfaf@wellsfargo.com             including charges and expenses, call
Retail Investment Professionals:        1-800-222-8222. Please consider the
888-877-9275 Institutional              investment objective, risks, charges and
Institutional Investment                expenses of the investment carefully
Professionals:                          before investing. This and other
866-765-0778                            information about WELLS FARGO ADVANTAGE
Web: www.wellsfargo.com/advantagefunds  FUNDS can be found in the current prospectus. Read the prospectus
                                        carefully before you invest or send
                                        money.

                                        Wells Fargo Funds Management, LLC, a
                                        wholly-owned subsidiary of Wells Fargo &
                                        Company, provides investment advisory
                                        and administrative services for the
                                        WELLS FARGO ADVANTAGE FUNDS. Other
                                        affiliates of Wells Fargo & Company
                                        provide sub-advisory and other services
                                        for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

              ----------------------------------------------------
              NOT FDIC INSURED o NO BANK GURANTEE o MAY LOSE VALUE
              ----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2005 Wells Fargo    www.wellsfargo.com/advantagefunds       RT51996 08-05
Advantage Funds, LLC.                                       SINTNLD/SAR107 06-05
All rights reserved.

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                  JUNE 30, 2005
--------------------------------------------------------------------------------
                                  Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS(SM)

Wells Fargo Advantage Life Stage - Aggressive Portfolio(SM)

Wells Fargo Advantage Life Stage - Conservative Portfolio(SM)

Wells Fargo Advantage Life Stage - Moderate Portfolio(SM)

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Life Stage Portfolios Overview ............................................    2
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Life Stage - Aggressive Portfolio ......................................    3
   Life Stage - Conservative Portfolio ....................................    4
   Life Stage - Moderate Portfolio ........................................    5
Fund Expenses .............................................................    6
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Life Stage - Aggressive Portfolio ......................................    7
   Life Stage - Conservative Portfolio ....................................    8
   Life Stage - Moderate Portfolio ........................................    9
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   10
   Statements of Operations ...............................................   11
   Statements of Changes in Net Assets ....................................   12
   Financial Highlights ...................................................   14
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   16
--------------------------------------------------------------------------------
Other Information .........................................................   21
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   26
--------------------------------------------------------------------------------

              -----------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
              -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS(SM) semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Portfolio, including performance highlights, the Portfolio managers' strategic outlook, and information about the Portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate--its principal policy tool--from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of the year. The S&P 500 Index was around 1200 as the year began. It ended the first half of 2005 at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period--growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS OVERVIEW

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO(SM) seeks capital appreciation with a secondary emphasis on current income.

      The WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO(SM) seeks a combination of current income and capital appreciation.

      The WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO(SM) seeks a combination of capital appreciation and current income.

ADVISER                                 PORTFOLIO MANAGERS       INCEPTION DATE
   Wells Fargo Funds Management, LLC    Thomas C. Biwer, CFA      12/31/1998
                                        Christian L. Chan, CFA
                                        Andrew Owen, CFA

HOW DID THE PORTFOLIOS PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO Investor Class shares returned (0.18)%(1) for the six-month period ending June 30, 2005. This was the weakest absolute return among the three Life Stage portfolios and resulted from the portfolio's greater exposure to stocks, which generally underperformed bonds during the past six months.

      The WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO Investor Class shares returned 0.48%(1) for the same period, while the WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO Investor Class shares returned 0.30%(1) for the six-month period. All of the Life Stage Portfolios outperformed their benchmark, the S&P 500 Index, which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE PORTFOLIOS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE PORTFOLIO AND ARE DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE PORTFOLIOS' PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, stocks--both domestic and foreign--gave up modest ground. The S&P 500 Index, widely considered a proxy for the U.S. stock market, lost 0.81% with reinvested dividends included. Rising oil prices and rising short-term interest rates were major headwinds for the economy and for equities, while low bond yields and excess liquidity in the financial system were positive influences. Foreign stocks slid a bit more than U.S. equities thanks to the strengthening dollar, with the widely cited MSCI EAFE Index(3) losing 1.17% during the period.

      Long-term bond yields unexpectedly have declined--and their prices have risen accordingly--in the face of the Federal Reserve's (the Fed) series of interest rate increases. Most likely, lower long-term yields have been the result of a generous supply of foreign savings boosting demand for U.S. bonds.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIOS' HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In early June, we made adjustments to all three portfolios, reducing their emphasis on growth stocks to more modest levels. Previously, the portfolios had been more tilted toward growth stocks, a strategy that had proved premature as value stocks continued to outpace their growth counterparts over the period.

      Also in early June, we reduced the portfolios' concentrations in bonds with very short maturities. This positioning was another detractor from performance, in light of the unusual developments in the bond market described earlier.

      Both of these adjustments bring the portfolios into closer alignment with the investment characteristics of their asset-class benchmarks while preserving some strategic emphasis on the types of securities we expect to do well in future periods, namely, growth stocks and shorter-term bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Economic growth has been solid, with inflation-adjusted growth averaging over 4% annually for the past nine quarters. We expect some slowing in economic growth due to the lagging effects of higher oil prices and higher global short-term interest rates. Such growth "lulls" have become characteristic of recent economic cycles. In this environment, inflation should remain tame and the Fed should eventually end its monetary tightening cycle, which should be beneficial for stock and bond prices.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THESE PORTFOLIOS ARE EXPOSED TO SMALL COMPANY SECURITIES, FOREIGN INVESTMENT, AND HIGH-YIELD BOND RISK. CONSULT THE PORTFOLIO'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005, and are those of the Portfolios' managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO, WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO and the WELLS FARGO ADVANTAGE LIFE STAGE -MODERATE PORTFOLIO.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                                                  Life
                                                                    6-Month*   1-Year   5-Year   of Fund
--------------------------------------------------------------------------------------------------------
      Life Stage - Aggressive Portfolio (Incept. Date 12/31/1998)      (0.18)    7.07    (2.94)    3.38
--------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                              (0.81)    6.32    (2.37)    1.03
--------------------------------------------------------------------------------------------------------

      *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

PORTFOLIO CHARACTERISTICS(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
      Portfolio Turnover                                            23%
-----------------------------------------------------------------------
      Net Asset Value (NAV)                                     $10.31
-----------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

      EFFECTIVE ALLOCATION(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
      Bond Funds                                                    20%
-----------------------------------------------------------------------
      Stock Funds                                                   80%

MUTUAL FUNDS HELD(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
      Wells Fargo Advantage Capital Growth Fund
         Institutional Class                                        20%
-----------------------------------------------------------------------
      Wells Fargo Advantage Common Stock Fund Class Z               20%
-----------------------------------------------------------------------
      Wells Fargo Advantage Government Securities Fund
         Institutional Class                                         8%
-----------------------------------------------------------------------
      Wells Fargo Advantage Growth and Income Fund
         Institutional Class                                        10%
-----------------------------------------------------------------------
      Wells Fargo Advantage Overseas Fund Institutional Class       10%
-----------------------------------------------------------------------
      Wells Fargo Advantage Short-Term Bond Fund
         Institutional Class                                         7%
-----------------------------------------------------------------------
      Wells Fargo Advantage Ultra Short-Term Income Fund
         Institutional Class                                         5%
-----------------------------------------------------------------------
      Wells Fargo Advantage U.S. Value Fund
         Administrator Class                                        20%

GROWTH OF $10,000 INVESTMENT5 (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE LIFE STAGE AGGRESSIVE
                        PORTFOLIO - INVESTOR CLASS           S&P 500 Index
12/31/1998                         10,000                       10,000
 1/31/1999                         10,470                       10,418
 2/28/1999                         10,180                       10,094
 3/31/1999                         10,720                       10,498
 4/30/1999                         10,960                       10,905
 5/31/1999                         10,740                       10,647
 6/30/1999                         11,340                       11,238
 7/31/1999                         11,130                       10,887
 8/31/1999                         11,050                       10,834
 9/30/1999                         11,020                       10,537
10/31/1999                         11,710                       11,203
11/30/1999                         12,350                       11,431
12/31/1999                         13,777                       12,104
 1/31/2000                         13,345                       11,496
 2/29/2000                         14,746                       11,279
 3/31/2000                         15,115                       12,381
 4/30/2000                         14,293                       12,009
 5/31/2000                         13,893                       11,763
 6/30/2000                         14,409                       12,053
 7/31/2000                         14,188                       11,865
 8/31/2000                         15,304                       12,601
 9/30/2000                         14,809                       11,936
10/31/2000                         14,093                       11,886
11/30/2000                         12,755                       10,949
12/31/2000                         13,052                       11,003
 1/31/2001                         13,173                       11,393
 2/28/2001                         11,994                       10,355
 3/31/2001                         11,323                        9,699
 4/30/2001                         12,017                       10,453
 5/31/2001                         11,972                       10,523
 6/30/2001                         11,719                       10,267
 7/31/2001                         11,510                       10,166
 8/31/2001                         10,882                        9,530
 9/30/2001                          9,979                        8,760
10/31/2001                         10,243                        8,927
11/30/2001                         10,926                        9,612
12/31/2001                         11,045                        9,696
 1/31/2002                         10,847                        9,555
 2/28/2002                         10,580                        9,371
 3/31/2002                         10,940                        9,723
 4/30/2002                         10,591                        9,134
 5/31/2002                         10,440                        9,067
 6/30/2002                          9,894                        8,421
 7/31/2002                          9,208                        7,765
 8/31/2002                          9,254                        7,816
 9/30/2002                          8,580                        6,967
10/31/2002                          8,987                        7,580
11/30/2002                          9,417                        8,025
12/31/2002                          8,997                        7,554
 1/31/2003                          8,810                        7,357
 2/28/2003                          8,739                        7,246
 3/31/2003                          8,774                        7,316
 4/30/2003                          9,301                        7,919
 5/31/2003                          9,816                        8,335
 6/30/2003                          9,944                        8,442
 7/31/2003                         10,073                        8,591
 8/31/2003                         10,307                        8,758
 9/30/2003                         10,260                        8,665
10/31/2003                         10,740                        9,155
11/30/2003                         10,927                        9,236
12/31/2003                         11,345                        9,720
 1/31/2004                         11,475                        9,898
 2/29/2004                         11,640                       10,036
 3/31/2004                         11,545                        9,884
 4/30/2004                         11,225                        9,729
 5/31/2004                         11,379                        9,863
 6/30/2004                         11,593                       10,054
 7/31/2004                         11,166                        9,722
 8/31/2004                         11,142                        9,761
 9/30/2004                         11,462                        9,866
10/31/2004                         11,652                       10,017
11/30/2004                         12,127                       10,422
12/31/2004                         12,435                       10,777
 1/31/2005                         12,146                       10,514
 2/28/2005                         12,375                       10,735
 3/31/2005                         12,244                       10,545
 4/30/2005                         11,955                       10,345
 5/31/2005                         12,328                       10,674
 6/30/2005                         12,412                       10,689

(1) The Portfolios' Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for each Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, each Portfolio's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Aggressive Portfolio, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Conservative Portfolio, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Moderate Portfolio, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. You cannot invest directly in an index.

(4) Portfolio holdings and portfolio characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and portfolio characteristics.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO Investor Class shares for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                                                    Life
                                                                      6-Month*   1-Year   5-Year   of Fund
----------------------------------------------------------------------------------------------------------
      Life Stage - Conservative Portfolio (Incept. Date 12/31/1998)    0.48      5.03     0.49        3.82
----------------------------------------------------------------------------------------------------------
      Benchmark
----------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                             (0.81)     6.32    (2.37)       1.03

      *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

PORTFOLIO CHARACTERISTICS(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
Portfolio Turnover                                                  29%
-----------------------------------------------------------------------
Net Asset Value (NAV)                                             $9.81

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

EFFECTIVE ALLOCATION(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
Bond Funds                                                          60%
-----------------------------------------------------------------------
Stock Funds                                                         40%

MUTUAL FUNDS HELD(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
      Wells Fargo Advantage Capital Growth Fund
         Institutional Class                                        10%
-----------------------------------------------------------------------
      Wells Fargo Advantage Common Stock Fund Class Z               10%
-----------------------------------------------------------------------
      Wells Fargo Advantage Government Securities Fund
         Institutional Class                                        23%
-----------------------------------------------------------------------
      Wells Fargo Advantage Growth and Income Fund
         Institutional Class                                         5%
-----------------------------------------------------------------------
      Wells Fargo Advantage Overseas Fund
         Institutional Class                                         5%
-----------------------------------------------------------------------
      Wells Fargo Advantage Short-Term Bond Fund
         Institutional Class                                        22%
-----------------------------------------------------------------------
      Wells Fargo Advantage Ultra Short-Term Income Fund
         Institutional Class                                        15%
-----------------------------------------------------------------------
      Wells Fargo Advantage U.S. Value Fund Administrator           10%
         Class

GROWTH OF $10,000 INVESTMENT5 (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    WELLS FARGO ADVANTAGE LIFE STAGE
                CONSERVATIVE PORTFOLIO - INVESTOR CLASS      S&P 500 Index
12/31/1998                         10,000                       10,000
 1/31/1999                         10,260                       10,418
 2/28/1999                         10,120                       10,094
 3/31/1999                         10,410                       10,498
 4/30/1999                         10,571                       10,905
 5/31/1999                         10,480                       10,647
 6/30/1999                         10,774                       11,238
 7/31/1999                         10,673                       10,887
 8/31/1999                         10,633                       10,834
 9/30/1999                         10,660                       10,537
10/31/1999                         11,005                       11,203
11/30/1999                         11,341                       11,431
12/31/1999                         12,027                       12,104
 1/31/2000                         11,839                       11,496
 2/29/2000                         12,489                       11,279
 3/31/2000                         12,656                       12,381
 4/30/2000                         12,327                       12,009
 5/31/2000                         12,168                       11,763
 6/30/2000                         12,446                       12,053
 7/31/2000                         12,393                       11,865
 8/31/2000                         12,917                       12,601
 9/30/2000                         12,755                       11,936
10/31/2000                         12,463                       11,886
11/30/2000                         11,923                       10,949
12/31/2000                         12,107                       11,003
 1/31/2001                         12,231                       11,393
 2/28/2001                         11,737                       10,355
 3/31/2001                         11,464                        9,699
 4/30/2001                         11,822                       10,453
 5/31/2001                         11,846                       10,523
 6/30/2001                         11,733                       10,267
 7/31/2001                         11,687                       10,166
 8/31/2001                         11,395                        9,530
 9/30/2001                         10,884                        8,760
10/31/2001                         11,049                        8,927
11/30/2001                         11,437                        9,612
12/31/2001                         11,486                        9,696
 1/31/2002                         11,332                        9,555
 2/28/2002                         11,177                        9,371
 3/31/2002                         11,352                        9,723
 4/30/2002                         11,185                        9,134
 5/31/2002                         11,125                        9,067
 6/30/2002                         10,827                        8,421
 7/31/2002                         10,455                        7,765
 8/31/2002                         10,539                        7,816
 9/30/2002                         10,217                        6,967
10/31/2002                         10,434                        7,580
11/30/2002                         10,651                        8,025
12/31/2002                         10,506                        7,554
 1/31/2003                         10,396                        7,357
 2/28/2003                         10,408                        7,246
 3/31/2003                         10,421                        7,316
 4/30/2003                         10,766                        7,919
 5/31/2003                         11,135                        8,335
 6/30/2003                         11,201                        8,442
 7/31/2003                         11,151                        8,591
 8/31/2003                         11,287                        8,758
 9/30/2003                         11,379                        8,665
10/31/2003                         11,590                        9,155
11/30/2003                         11,689                        9,236
12/31/2003                         11,976                        9,720
 1/31/2004                         12,089                        9,898
 2/29/2004                         12,202                       10,036
 3/31/2004                         12,179                        9,884
 4/30/2004                         11,940                        9,729
 5/31/2004                         12,028                        9,863
 6/30/2004                         12,144                       10,054
 7/31/2004                         11,954                        9,722
 8/31/2004                         11,992                        9,761
 9/30/2004                         12,169                        9,866
10/31/2004                         12,284                       10,017
11/30/2004                         12,513                       10,422
12/31/2004                         12,694                       10,777
 1/31/2005                         12,565                       10,514
 2/28/2005                         12,668                       10,735
 3/31/2005                         12,587                       10,545
 4/30/2005                         12,471                       10,345
 5/31/2005                         12,678                       10,674
 6/30/2005                         12,755                       10,689

--------------------------------------------------------------------------------
(1) The Portfolios' Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for each Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, each Portfolio's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Aggressive Portfolio, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Conservative Portfolio, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Moderate Portfolio, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. You cannot invest directly in an index.

(4) Portfolio holdings and portfolio characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and portfolio characteristics.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO Investor Class shares for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in the Investor Class shares and reflects all operating expenses.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                                                  Life
                                                                    6-Month*   1-Year   5-Year   of Fund
--------------------------------------------------------------------------------------------------------
      Life Stage - Moderate Portfolio (Incept. Date 12/31/1998)         0.30     6.14    (0.99)    3.60
--------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                              (0.81)    6.32    (2.37)    1.03

      *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

PORTFOLIO CHARACTERISTICS(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
   Portfolio Turnover                                               24%
-----------------------------------------------------------------------
   Net Asset Value (NAV)                                         $10.22

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

EFFECTIVE ALLOCATION(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
   Bond Funds                                                       40%
-----------------------------------------------------------------------
   Stock Funds                                                      60%

MUTUAL FUNDS HELD(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------
         Wells Fargo Advantage Capital Growth Fund
            Institutional Class                                     15%
-----------------------------------------------------------------------
         Wells Fargo Advantage Common Stock Fund Class Z            15%
-----------------------------------------------------------------------
         Wells Fargo Advantage Government Securities Fund
            Institutional Class                                     15%
-----------------------------------------------------------------------
         Wells Fargo Advantage Growth and Income Fund
            Institutional Class                                      7%
-----------------------------------------------------------------------
         Wells Fargo Advantage Overseas Fund Institutional Fund      8%
-----------------------------------------------------------------------
         Wells Fargo Advantage Short-Term Bond Fund
            Institutional Class                                     15%
-----------------------------------------------------------------------
         Wells Fargo Advantage Ultra Short-Term Income Fund
            Institutional Class                                     10%
-----------------------------------------------------------------------
         Wells Fargo Advantage U.S. Value Fund Administrator        15%
            Class

GROWTH OF $10,000 INVESTMENT5 (AS OF JUNE 30, 2005)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  WELLS FARGO ADVANTAGE LIFE STAGE
                 MODERATE PORTFOLIO - INVESTOR CLASS         S&P 500 Index
12/31/1998                         10,000                       10,000
 1/31/1999                         10,330                       10,418
 2/28/1999                         10,120                       10,094
 3/31/1999                         10,540                       10,498
 4/30/1999                         10,610                       10,905
 5/31/1999                         10,450                       10,647
 6/30/1999                         10,890                       11,238
 7/31/1999                         10,730                       10,887
 8/31/1999                         10,670                       10,834
 9/30/1999                         10,660                       10,537
10/31/1999                         11,160                       11,203
11/30/1999                         11,640                       11,431
12/31/1999                         12,665                       12,104
 1/31/2000                         12,392                       11,496
 2/29/2000                         13,388                       11,279
 3/31/2000                         13,640                       12,381
 4/30/2000                         13,105                       12,009
 5/31/2000                         12,833                       11,763
 6/30/2000                         13,221                       12,053
 7/31/2000                         13,084                       11,865
 8/31/2000                         13,881                       12,601
 9/30/2000                         13,567                       11,936
10/31/2000                         13,084                       11,886
11/30/2000                         12,204                       10,949
12/31/2000                         12,443                       11,003
 1/31/2001                         12,531                       11,393
 2/28/2001                         11,724                       10,355
 3/31/2001                         11,271                        9,699
 4/30/2001                         11,790                       10,453
 5/31/2001                         11,779                       10,523
 6/30/2001                         11,602                       10,267
 7/31/2001                         11,481                       10,166
 8/31/2001                         11,016                        9,530
 9/30/2001                         10,341                        8,760
10/31/2001                         10,563                        8,927
11/30/2001                         11,105                        9,612
12/31/2001                         11,173                        9,696
 1/31/2002                         11,000                        9,555
 2/28/2002                         10,803                        9,371
 3/31/2002                         11,057                        9,723
 4/30/2002                         10,814                        9,134
 5/31/2002                         10,710                        9,067
 6/30/2002                         10,293                        8,421
 7/31/2002                          9,771                        7,765
 8/31/2002                          9,840                        7,816
 9/30/2002                          9,319                        6,967
10/31/2002                          9,655                        7,580
11/30/2002                         10,003                        8,025
12/31/2002                          9,690                        7,554
 1/31/2003                          9,548                        7,357
 2/28/2003                          9,513                        7,246
 3/31/2003                          9,548                        7,316
 4/30/2003                          9,998                        7,919
 5/31/2003                         10,448                        8,335
 6/30/2003                         10,554                        8,442
 7/31/2003                         10,601                        8,591
 8/31/2003                         10,791                        8,758
 9/30/2003                         10,791                        8,665
10/31/2003                         11,146                        9,155
11/30/2003                         11,300                        9,236
12/31/2003                         11,646                        9,720
 1/31/2004                         11,766                        9,898
 2/29/2004                         11,898                       10,036
 3/31/2004                         11,842                        9,884
 4/30/2004                         11,565                        9,729
 5/31/2004                         11,685                        9,863
 6/30/2004                         11,854                       10,054
 7/31/2004                         11,541                        9,722
 8/31/2004                         11,541                        9,761
 9/30/2004                         11,794                        9,866
10/31/2004                         11,938                       10,017
11/30/2004                         12,300                       10,422
12/31/2004                         12,543                       10,777
 1/31/2005                         12,334                       10,514
 2/28/2005                         12,506                       10,735
 3/31/2005                         12,409                       10,545
 4/30/2005                         12,200                       10,345
 5/31/2005                         12,495                       10,674
 6/30/2005                         12,581                       10,689

(1) The Portfolios' Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for each Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, each Portfolio's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - AGGRESSIVE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Aggressive Portfolio, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - CONSERVATIVE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Conservative Portfolio, its predecessor fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Life Stage Series - Moderate Portfolio, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. You cannot invest directly in an index.

(4) Portfolio holdings and portfolio characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and portfolio characteristics.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LIFE STAGE - MODERATE PORTFOLIO Investor Class shares for the life of the Portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LIFE FUNDS                       FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or service shareholder service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Beginning     Ending
                                                               Account      Account      Expenses    Net Annual
                                                                Value        Value     Paid During    Expense
                                                               1/1/05       6/30/05     Period(1)      Ratio
      Life Stage Portfolios
---------------------------------------------------------------------------------------------------------------
      Life Stage - Aggressive Portfolio - Investor Class
      Actual                                                 $ 1,000.00   $   998.20   $      0.64      0.13%
---------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)               $ 1,000.00   $ 1,024.15   $      0.65      0.13%
---------------------------------------------------------------------------------------------------------------
      Life Stage - Conservative Portfolio - Investor Class
      Actual                                                 $ 1,000.00   $ 1,004.80   $      1.09      0.22%
---------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)               $ 1,000.00   $ 1,023.70   $      1.10      0.22%
---------------------------------------------------------------------------------------------------------------
      Life Stage - Moderate Portfolio - Investor Class
      Actual                                                 $ 1,000.00   $ 1,003.00   $      0.99      0.20%
---------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)               $ 1,000.00   $ 1,023.80   $      1.00      0.20%

(1) EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

      LIFE STAGE - AGGRESSIVE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 98.85%

AFFILIATED BOND FUNDS - 19.85%
        163,251    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                 $     1,759,843
        203,876    WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND                                                             1,759,450
        128,064    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND                                                     1,173,067

                                                                                                                          4,692,360
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS - 79.00%
        292,318    WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND+                                                             4,674,159
        205,866    WELLS FARGO ADVANTAGE COMMON STOCK FUND                                                                4,685,521
        114,751    WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND                                                           2,315,669
        178,448    WELLS FARGO ADVANTAGE OVERSEAS FUND+                                                                   2,341,242
        259,935    WELLS FARGO ADVANTAGE U.S. VALUE FUND+                                                                 4,658,042

                                                                                                                         18,674,633
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $20,202,014)                                                                            23,366,993
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $20,202,014)*                                                        98.85%                                   $    23,366,993

OTHER ASSETS AND LIABILITIES, NET                                           1.15                                            272,436
                                                                          ------                                    ---------------

TOTAL NET ASSETS                                                          100.00%                                   $    23,639,429
                                                                          ======                                    ===============

+     NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

      LIFE STAGE - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 98.74%

AFFILIATED BOND FUNDS - 59.45%
        331,087    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                 $     3,569,114
        413,106    WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND                                                             3,565,106
        259,166    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND                                                     2,373,958

                                                                                                                          9,508,178
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS - 39.29%
         98,432    WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND+                                                             1,573,926
         69,324    WELLS FARGO ADVANTAGE COMMON STOCK FUND                                                                1,577,811
         38,498    WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND                                                             776,891
         60,090    WELLS FARGO ADVANTAGE OVERSEAS FUND+                                                                     788,378
         87,431    WELLS FARGO ADVANTAGE U.S. VALUE FUND+                                                                 1,566,755

                                                                                                                          6,283,761
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $14,758,767)                                                                            15,791,939
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $14,758,767)*                                                        98.74%                                   $    15,791,939

OTHER ASSETS AND LIABILITIES, NET                                           1.26                                            200,768
                                                                          ------                                    ---------------
TOTAL NET ASSETS                                                          100.00%                                   $    15,992,707
                                                                          ======                                    ===============

+     NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

      LIFE STAGE - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 99.07%

AFFILIATED BOND FUNDS - 39.87%
        486,728    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                 $     5,246,931
        606,751    WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND                                                             5,236,265
        380,641    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND                                                     3,486,667

                                                                                                                         13,969,863
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS - 59.20%
        325,245    WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND+                                                             5,200,661
        228,872    WELLS FARGO ADVANTAGE COMMON STOCK FUND                                                                5,209,126
        126,728    WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND                                                           2,557,364
        198,560    WELLS FARGO ADVANTAGE OVERSEAS FUND+                                                                   2,605,108
        288,390    WELLS FARGO ADVANTAGE U.S. VALUE FUND+                                                                 5,167,944

                                                                                                                         20,740,203
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $31,489,723)                                                                            34,710,066
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $31,489,723)*                                                        99.07%                                   $    34,710,066
OTHER ASSETS AND LIABILITIES, NET                                           0.93                                            325,980
                                                                          ------                                    ---------------
TOTAL NET ASSETS                                                          100.00%                                   $    35,036,046
                                                                          ======                                    ===============

+     NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS

               STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 LIFE STAGE -       LIFE STAGE -       LIFE STAGE -
                                                                                   AGGRESSIVE       CONSERVATIVE           MODERATE
                                                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:

   INVESTMENTS IN AFFILIATES ..............................................   $    23,366,993    $    15,791,939    $    34,710,066
                                                                              ---------------    ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .......................         23,366,993         15,791,939         34,710,066
                                                                              ---------------    ---------------    ---------------
  RECEIVABLE FOR FUND SHARES ISSUED ......................................             15,736              1,144             20,126
  RECEIVABLE FOR INVESTMENTS SOLD ........................................          1,297,151          1,126,942          3,288,813
  RECEIVABLES FOR DIVIDENDS AND INTEREST .................................              9,198             18,735             30,412
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ......................                  0             11,740             12,974
  PREPAID EXPENSES AND OTHER ASSETS ......................................              8,241              9,498             18,334
                                                                              ---------------    ---------------    ---------------
TOTAL ASSETS .............................................................         24,697,319         16,959,998         38,080,725
                                                                              ---------------    ---------------    ---------------

LIABILITIES

  PAYABLE TO CUSTODIAN FOR OVERDRAFTS ....................................          1,047,151            936,764          2,988,813
  PAYABLE FOR FUND SHARES REDEEMED .......................................                214             25,944             46,973
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..................              4,841                  0                  0
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ................................              5,684              4,583              8,893
                                                                              ---------------    ---------------    ---------------
TOTAL LIABILITIES ........................................................          1,057,890            967,291          3,044,679
                                                                              ---------------    ---------------    ---------------
TOTAL NET ASSETS .........................................................    $    23,639,429    $    15,992,707    $    35,036,046
                                                                              ===============    ===============    ===============

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ........................................................    $    27,971,457    $    17,226,179    $    41,254,631
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................            127,681             26,767            388,550
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..................         (7,624,688)        (2,293,411)        (9,827,478)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ..................................................          3,164,979          1,033,172          3,220,343
                                                                              ---------------    ---------------    ---------------
TOTAL NET ASSETS .........................................................    $    23,639,429    $    15,992,707    $    35,036,046
                                                                              ===============    ===============    ===============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS - INVESTOR CLASS ............................................    $    23,639,429    $    15,992,707    $    35,036,046
  SHARES OUTSTANDING - INVESTOR CLASS ....................................          2,292,439          1,629,726          3,429,357
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..........    $         10.31    $          9.81    $         10.22
                                                                              ---------------    ---------------    ---------------
INVESTMENTS AT COST ......................................................    $    20,202,014    $    14,758,767    $    31,489,723
                                                                              ===============    ===============    ===============

(1) EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                 LIFE STAGE -       LIFE STAGE -       LIFE STAGE -
                                                                                   AGGRESSIVE       CONSERVATIVE           MODERATE
                                                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  INTEREST ...............................................................    $         1,323    $         1,370    $         1,784
  INCOME FROM AFFILIATED SECURITIES ......................................            142,577            214,940            429,466
                                                                              ---------------    ---------------    ---------------
TOTAL INVESTMENT INCOME ..................................................            143,900            216,310            431,250
                                                                              ---------------    ---------------    ---------------

EXPENSES
  ADVISORY FEES ..........................................................             28,129             19,236             46,716
  ADMINISTRATION FEES ....................................................             19,923             13,930             35,294
  ACCOUNTING FEES ........................................................              4,813              4,701              5,046
  SHAREHOLDER SERVICING FEES .............................................             13,069              9,200             22,143
  CUSTODY FEES ...........................................................              1,070                721              1,534
  SHAREHOLDER REPORTS ....................................................              8,752                  0              1,926
  AUDIT FEES .............................................................              6,671              6,658              6,801
  LEGAL FEES .............................................................                525                327                873
  REGISTRATION FEES ......................................................              9,341              9,148             11,174
  TRUSTEES' FEES .........................................................              3,198              2,795              4,008
  OTHER FEES AND EXPENSES ................................................              7,590              2,112             12,820
                                                                              ---------------    ---------------    ---------------
TOTAL EXPENSES ...........................................................            103,081             68,828            148,335
                                                                              ---------------    ---------------    ---------------
LESS:

  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...........................            (86,862)           (49,438)          (105,635)
  NET EXPENSES ...........................................................             16,219             19,390             42,700
                                                                              ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS) .............................................            127,681            196,920            388,550
                                                                              ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  AFFILIATED UNDERLYING FUNDS ............................................          1,572,708            551,875          3,348,832
                                                                              ---------------    ---------------    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................          1,572,708            551,875          3,348,832
                                                                              ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  AFFILIATED UNDERLYING FUNDS ............................................         (1,737,974)          (662,702)        (3,596,961)
                                                                              ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......         (1,737,974)          (662,702)        (3,596,961)
                                                                              ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................           (165,266)          (110,827)          (248,129)
                                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........    $       (37,585)   $        86,093    $       140,421
                                                                              ===============    ===============    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                LIFE STAGE - AGGRESSIVE PORTFOLIO
                                                                              --------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED               FOR THE
                                                                                 JUNE 30, 2005            YEAR ENDED
                                                                                   (UNAUDITED)     DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETs ...................................................   $     26,514,293   $        35,393,810

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................            127,681               296,500
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................          1,572,708             2,897,644
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....         (1,737,974)             (354,796)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........            (37,585)            2,839,348
                                                                              ----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................                  0              (574,859)
                                                                              ----------------   -------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................                  0              (574,859)
                                                                              ----------------   -------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .............................          5,580,625            11,738,709
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........................                  0               571,823
   COST OF SHARES REDEEMED - INVESTOR CLASS ...............................         (8,417,904)          (23,454,538)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ..........................................         (2,837,279)          (11,144,006)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ...................................................         (2,837,279)          (11,144,006)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................         (2,874,864)           (8,879,517)
                                                                              ----------------   -------------------
ENDING NET ASSETS .........................................................   $     23,639,429   $        26,514,293
                                                                              ================   ===================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INVESTOR CLASS ...........................................            546,786             1,207,210
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ........                  0                56,828
   SHARES REDEEMED - INVESTOR CLASS .......................................           (820,157)           (2,379,681)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS ............................           (273,371)           (1,115,643)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS .............................................           (273,371)           (1,115,643)
                                                                              ----------------   -------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................   $        127,681   $                 0
                                                                              ================   ===================

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                LIFE STAGE - CONSERVATIVE PORTFOLIO
                                                                              --------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED               FOR THE
                                                                                 JUNE 30, 2005            YEAR ENDED
                                                                                   (UNAUDITED)     DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................   $     18,226,867   $        33,915,292

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................            196,920               539,933
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................            551,875             1,770,982
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....           (662,702)             (954,706)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........             86,093             1,356,209
                                                                              ----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................           (170,153)             (622,806)
                                                                              ----------------   -------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................           (170,153)             (622,806)
                                                                              ----------------   -------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .............................          2,489,057             7,429,281
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........................            168,829               618,858
   COST OF SHARES REDEEMED - INVESTOR CLASS ...............................         (4,807,986)          (24,469,967)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ..........................................         (2,150,100)          (16,421,828)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ...................................................         (2,150,100)          (16,421,828)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSET ......................................         (2,234,160)          (15,688,425)
                                                                              ----------------   -------------------
ENDING NET ASSETS .........................................................   $     15,992,707   $        18,226,867
                                                                              ================   ===================

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INVESTOR CLASS ...........................................            254,816               772,522
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ........             17,338                64,111
   SHARES REDEEMED - INVESTOR CLASS .......................................           (490,715)           (2,543,459)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS ............................           (218,561)           (1,706,826)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS .............................................           (218,561)           (1,706,826)
                                                                              ----------------   -------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................   $         26,767   $                 0
                                                                              ================   ===================

                                                                                  LIFE STAGE - MODERATE PORTFOLIO
                                                                              --------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED               FOR THE
                                                                                 JUNE 30, 2005            YEAR ENDED
                                                                                   (UNAUDITED)     DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETs ...................................................   $     49,742,083   $        72,629,458

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................            388,550               913,917
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................          3,348,832             3,127,216
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....         (3,596,961)              112,941
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........            140,421             4,154,074
                                                                              ----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................                  0            (1,302,028)
                                                                              ----------------   -------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................                  0            (1,302,028)
                                                                              ----------------   -------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .............................          7,321,605            16,203,743
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........................                  0             1,301,008
   COST OF SHARES REDEEMED - INVESTOR CLASS ...............................        (22,168,062)          (43,244,172)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ..........................................        (14,846,457)          (25,739,421)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ...................................................        (14,846,457)          (25,739,421)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN NET ASSET ......................................        (14,706,036)          (22,887,375)
                                                                              ----------------   -------------------
ENDING NET ASSETS .........................................................   $     35,036,047   $        49,742,083
                                                                              ================   ===================

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INVESTOR CLASS ...........................................            727,392             1,646,817
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ........                  0               128,496
   SHARES REDEEMED - INVESTOR CLASS .......................................         (2,178,623)           (4,389,752)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - INVESTOR CLASS ............................         (1,451,231)           (2,614,439)
                                                                              ----------------   -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS .............................................         (1,451,231)           (2,614,439)
                                                                              ----------------   -------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .....................   $        388,550   $                 0
                                                                              ================   ===================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    NET REALIZED
                                                          BEGINNING         NET              AND   DISTRIBUTIONS    DISTRIBUTIONS
                                                          NET ASSET  INVESTMENT       UNREALIZED        FROM NET         FROM NET
                                                          VALUE PER      INCOME   GAIN (LOSS) ON      INVESTMENT         REALIZED
                                                              SHARE      (LOSS)      INVESTMENTS          INCOME            GAINS
----------------------------------------------------------------------------------------------------------------------------------
LIFE STAGE - AGGRESSIVE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)............  $   10.33        0.06            (0.08)           0.00(4)          0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004....................  $    9.61        0.11             0.81           (0.20)            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003....................  $    7.69        0.07             1.94           (0.09)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002....................  $    9.50        0.08            (1.84)          (0.05)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001....................  $   11.85        0.07            (1.89)          (0.07)           (0.46)
JANUARY 1, 2000 TO DECEMBER 31, 2000....................  $   13.08        0.12            (0.81)          (0.52)           (0.02)

LIFE STAGE - CONSERVATIVE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)............  $    9.86        0.01            (0.16)           0.10             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004....................  $    9.54        0.21             0.36           (0.25)            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003....................  $    8.59        0.19             1.00           (0.24)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002....................  $    9.69        0.24            (1.06)          (0.28)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001....................  $   10.78        0.31            (0.87)          (0.32)           (0.21)
JANUARY 1, 2000 TO DECEMBER 31, 2000....................  $   11.46        0.41            (0.32)          (0.57)           (0.20)

LIFE STAGE - MODERATE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)............  $   10.19        0.11            (0.08)           0.00(4)          0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004....................  $    9.69        0.18             0.57           (0.25)            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003....................  $    8.19        0.12             1.53           (0.15)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002....................  $    9.64        0.16            (1.44)          (0.17)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001....................  $   11.25        0.17            (1.31)          (0.18)           (0.29)
JANUARY 1, 2000 TO DECEMBER 31, 2000....................  $   12.08        0.26            (0.47)          (0.53)           (0.09)

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

                                                                    ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                 NET ASSET   ------------------------------------------------------
                                                        RETURN   VALUE PER   NET INVESTMENT         GROSS    EXPENSES           NET
                                                    OF CAPITAL       SHARE    INCOME (LOSS)   EXPENSES(2)   WAIVED(2)   EXPENSES(2)
-----------------------------------------------------------------------------------------------------------------------------------
LIFE STAGE - AGGRESSIVE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED).......       0.00      $10.31            1.01%         0.81%     (0.68)%         0.13%
JANUARY 1, 2004 TO DECEMBER 31, 2004...............       0.00      $10.33            0.91%         0.51%     (0.42)%         0.09%
JANUARY 1, 2003 TO DECEMBER 31, 2003...............       0.00      $ 9.61            0.84%         0.55%     (0.32)%         0.23%
JANUARY 1, 2002 TO DECEMBER 31, 2002...............       0.00      $ 7.69            1.06%         0.56%     (0.31)%         0.25%
JANUARY 1, 2001 TO DECEMBER 31, 2001...............       0.00      $ 9.50            0.74%         0.60%     (0.35)%         0.25%
JANUARY 1, 2000 TO DECEMBER 31, 2000...............       0.00      $11.85            1.05%         0.60%     (0.35)%         0.25%

LIFE STAGE - CONSERVATIVE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED).......       0.00      $ 9.81            2.26%         0.79%     (0.57)%         0.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004...............       0.00      $ 9.86            1.98%         0.60%     (0.48)%         0.12%
JANUARY 1, 2003 TO DECEMBER 31, 2003...............       0.00      $ 9.54            2.03%         0.46%     (0.25)%         0.21%
JANUARY 1, 2002 TO DECEMBER 31, 2002...............       0.00      $ 8.59            2.71%         0.40%     (0.15)%         0.25%
JANUARY 1, 2001 TO DECEMBER 31, 2001...............       0.00      $ 9.69            3.08%         0.43%     (0.18)%         0.25%
JANUARY 1, 2000 TO DECEMBER 31, 2000...............       0.00      $10.78            3.70%         0.49%     (0.24)%         0.25%

LIFE STAGE - MODERATE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED).......       0.00      $10.22            1.79%         0.68%     (0.48)%         0.20%
JANUARY 1, 2004 TO DECEMBER 31, 2004...............       0.00      $10.19            1.44%         0.45%     (0.35)%         0.10%
JANUARY 1, 2003 TO DECEMBER 31, 2003...............       0.00      $ 9.69            1.41%         0.40%     (0.18)%         0.22%
JANUARY 1, 2002 TO DECEMBER 31, 2002...............       0.00      $ 8.19            1.85%         0.37%     (0.12)%         0.25%
JANUARY 1, 2001 TO DECEMBER 31, 2001...............       0.00      $ 9.64            1.91%         0.36%     (0.11)%         0.25%
JANUARY 1, 2000 TO DECEMBER 31, 2000...............       0.00      $11.25            2.38%         0.37%     (0.12)%         0.25%


                                                                               PORTFOLIO     NET ASSETS AT
                                                                       TOTAL    TURNOVER     END OF PERIOD
                                                                   RETURN(3)        RATE   (000'S OMITTED)
----------------------------------------------------------------------------------------------------------
LIFE STAGE - AGGRESSIVE PORTFOLIO
----------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)............              (0.18)%        23%           $23,639
JANUARY 1, 2004 TO DECEMBER 31, 2004....................               9.60%         61%           $26,514
JANUARY 1, 2003 TO DECEMBER 31, 2003....................              26.10%         30%           $35,394
JANUARY 1, 2002 TO DECEMBER 31, 2002....................             (18.54)%        78%           $26,997
JANUARY 1, 2001 TO DECEMBER 31, 2001....................             (15.38)%        16%           $26,433
JANUARY 1, 2000 TO DECEMBER 31, 2000....................              (5.26)%        14%           $25,321

LIFE STAGE - CONSERVATIVE PORTFOLIO
----------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)............               0.48%         29%           $15,993
JANUARY 1, 2004 TO DECEMBER 31, 2004....................               5.99%         70%           $18,227
JANUARY 1, 2003 TO DECEMBER 31, 2003....................              13.99%         47%           $33,915
JANUARY 1, 2002 TO DECEMBER 31, 2002....................              (8.53)%        64%           $27,939
JANUARY 1, 2001 TO DECEMBER 31, 2001....................              (5.13)%        35%           $26,835
JANUARY 1, 2000 TO DECEMBER 31, 2000....................               0.66%         33%           $17,892

LIFE STAGE - MODERATE PORTFOLIO
----------------------------------------------------------------------------------------------------------

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)............               0.30%         24%           $35,036
JANUARY 1, 2004 TO DECEMBER 31, 2004....................               7.71%         58%           $49,742
JANUARY 1, 2003 TO DECEMBER 31, 2003....................              20.18%         20%           $72,629
JANUARY 1, 2002 TO DECEMBER 31, 2002....................             (13.27)%        63%           $57,046
JANUARY 1, 2001 TO DECEMBER 31, 2001....................             (10.20)%        23%           $61,845
JANUARY 1, 2000 TO DECEMBER 31, 2000....................             (1.75)%         18%           $51,915

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2)   THESE RATIOS DO NOT INCLUDE EXPENSES FROM THE UNDERLYING FUNDS.

(3) TOTAL RETURN CALCULATIONS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4)   AMOUNT CALCULATED IS LESS THAN $0.005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Life Stage - Aggressive Portfolio, Life Stage - Conservative Portfolio, and Life Stage - Moderate Portfolio. Each Portfolio is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Portfolios ("Acquiring Portfolios"), by share class, acquired substantially all of the net assets of the following Target Portfolios ("Target Portfolios"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

        Acquiring Portfolios                                   Target Portfolios
--------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE LIFE STAGE -
      AGGRESSIVE PORTFOLIO INVESTOR CLASS     STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE LIFE STAGE -
      CONSERVATIVE PORTFOLIO INVESTOR CLASS   STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE LIFE STAGE -
      MODERATE PORTFOLIO INVESTOR CLASS       STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Underlying Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the applicable Performance Highlights for those Underlying Funds. Such Underlying Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Each Fund determines its net asset value as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern
Time) on each Fund business day. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Life Stage Conservative Portfolio, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Portfolio may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Portfolio is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Portfolio                                     Year Expires   Capital Loss Carryforwards
---------------------------------------------------------------------------------------
      LIFE STAGE - AGGRESSIVE PORTFOLIO             2010            $ 7,698,921
                                                    2011                181,679
---------------------------------------------------------------------------------------
      LIFE STAGE - CONSERVATIVE PORTFOLIO           2010              2,309,344
                                                    2011                234,933
---------------------------------------------------------------------------------------
      LIFE STAGE - MODERATE PORTFOLIO               2010             12,145,557
                                                    2011                261,124
---------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. Funds Management does not receive any fees for its provision of investment advisory services to the Portfolios.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                      Admin Fees*
                                 Average Daily       (% of Average
                                   Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------
      LIFE STAGE PORTFOLIOS   $0 - $4.99 billion         0.50
                              $5 - $9.99 billion         0.49
                                  >$9.99 billion         0.48
--------------------------------------------------------------------------------

*Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                     % of Average
      Share Class                                  Daily Net Assets
--------------------------------------------------------------------------------
      INVESTOR CLASS                                     0.28
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the funds.

      Prior to April 11, 2005, transfer agent fees were reimbursed by the underlying funds and are not reflected in the Portfolio's Statement of Operations or the Financial Highlights. SISI was also compensated for certain other out-of-pocket expenses related to transfer agent services. For financial statement presentation, these out-of-pocket expenses for the period from January 1, 2005 through April 10, 2005, as shown below, have been combined with administration fees.

                                                  Transfer Agent Fees and
                                                  Other Related Expenses
--------------------------------------------------------------------------------
      LIFE STAGE - AGGRESSIVE PORTFOLIO                  $124
--------------------------------------------------------------------------------
      LIFE STAGE - CONSERVATIVE PORTFOLIO                 235
--------------------------------------------------------------------------------
      LIFE STAGE - MODERATE PORTFOLIO                     479
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                       % of Average
                                                     Daily Net Assets
--------------------------------------------------------------------------------
      ALL LIFE STAGE PORTFOLIOS                          0.02
--------------------------------------------------------------------------------

      Prior to February 25, 2005, State Street Bank and Trust Co. ("State Street") served as custodian for each of the predecessor Strong Funds. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Portfolio is charged the following annual fees:

                                                      % of Average
      Share Class                                  Daily Net Assets**
--------------------------------------------------------------------------------
      INVESTOR CLASS                                     0.25
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

 **Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan fees. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

            Portfolio                                             Investor Class
--------------------------------------------------------------------------------
            LIFE STAGE - AGGRESSIVE PORTFOLIO                        $ 13,069
--------------------------------------------------------------------------------
            LIFE STAGE - CONSERVATIVE PORTFOLIO                         9,200
--------------------------------------------------------------------------------
            LIFE STAGE - MODERATE PORTFOLIO                            22,143
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Portfolio. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 25, 2005, State Street served as fund accountant to each of the predecessor Strong Funds. Fund accounting fees were paid by the Portfolios' administrator and not by the Portfolios.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Portfolio's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                                                   Net Operating
                                                                  Expense Ratios
            Portfolio                                             Investor Class
--------------------------------------------------------------------------------
            LIFE STAGE - AGGRESSIVE PORTFOLIO                          0.27%
--------------------------------------------------------------------------------
            LIFE STAGE - CONSERVATIVE PORTFOLIO                        0.22%
--------------------------------------------------------------------------------
            LIFE STAGE - MODERATE PORTFOLIO                            0.26%
--------------------------------------------------------------------------------

      Prior to April 11, 2005, SISI could voluntarily waive or absorb certain expenses at their discretion. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, and Strong Life Stage Series - Moderate Portfolio until May 1, 2005, to keep total annual operating expenses at no more than 1.45%, 1.25%, and 1.35%, respectively. These contractual caps take into consideration both the expenses of the Portfolios as well as the expenses of the underlying funds. However, effective April 11, 2005, the Portfolios are subject to a different expense structure. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                               Waived Fees and
                                                             Reimbursed Expenses
--------------------------------------------------------------------------------
        AGGRESSIVE PORTFOLIO

            FUND LEVEL                                            $     295

            INVESTOR CLASS                                           41,465
--------------------------------------------------------------------------------
        CONSERVATIVE PORTFOLIO

            FUND LEVEL                                                  244

            INVESTOR CLASS                                           20,356

--------------------------------------------------------------------------------
        MODERATE PORTFOLIO

            FUND LEVEL                                                  525

            INVESTOR CLASS                                           59,330
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Portfolio                                   Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------------
      LIFE STAGE - AGGRESSIVE PORTFOLIO             $   5,601,510        $ 10,020,373
--------------------------------------------------------------------------------------

      LIFE STAGE - CONSERVATIVE PORTFOLIO               4,939,201           8,059,257

--------------------------------------------------------------------------------------
      LIFE STAGE - MODERATE PORTFOLIO                  10,455,418          28,288,321
--------------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, the Life Stage - Aggressive Portfolio and the Life Stage - Conservative Portfolio had minimal borrowings, and the Life Stage - Moderate Portfolio had no borrowings under the agreements.

8. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees ("Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

-------------------------------------------------------------------------------------------------------------
                              POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE               LENGTH OF SERVICE ***   PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
   J. Tucker Morse            Trustee,                Private Investor/Real Estate        None
   60                         since 1987              Developer; Chairman of White
                                                      Point Capital, LLC.
-------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------
                              POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE               LENGTH OF SERVICE ***   PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
   Thomas S. Goho             Trustee,                Associate Professor of Finance,     None
   62                         since 1987              Wake Forest University,
                                                      Calloway School of Business
                                                      and Accountancy.
-------------------------------------------------------------------------------------------------------------
   Peter G. Gordon            Trustee,                Chairman, CEO, and Co-              None
   62                         since 1998              Founder of Crystal Geyser
                              (Chairman, since        Water Company and President
                              2005)                   of Crystal Geyser Roxane Water
                                                      Company.
-------------------------------------------------------------------------------------------------------------
   Richard M. Leach           Trustee, since          Retired. Prior thereto, President   None
   71                         1987                    of Richard M. Leach Associates
                                                      (a financial consulting firm).
-------------------------------------------------------------------------------------------------------------
   Timothy J. Penny           Trustee,                Senior Counselor to the public      None
   53                         since 1996              relations firm of Himle-Horner
                                                      and Senior Fellow at the
                                                      Humphrey Institute,
                                                      Minneapolis, Minnesota (a
                                                      public policy organization).
-------------------------------------------------------------------------------------------------------------
   Donald C. Willeke          Trustee,                Principal in the law firm of        None
   65                         since 1996              Willeke & Daniels.
-------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS

                              POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE               LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
   Karla M. Rabusch           President,              Executive Vice President of         None
   46                         since 2003              Wells Fargo Bank, N.A.
                                                      President of Wells Fargo Funds
                                                      Management, LLC. Senior Vice
                                                      President and Chief
                                                      Administrative Officer of Wells
                                                      Fargo Funds Management, LLC
                                                      from 2001 to 2003. Vice
                                                      President of Wells Fargo Bank,
                                                      N.A. from 1997 to 2000.
-------------------------------------------------------------------------------------------------------------
   Stacie D. DeAngelo         Treasurer,              Senior Vice President of Wells      None
   36                         since 2003              Fargo Bank, N.A. Senior Vice
                                                      President of Operations for
                                                      Wells Fargo Funds
                                                      Management, LLC. Prior
                                                      thereto, Operations Manager at
                                                      Scudder Weisel Capital, LLC
                                                      from 2000 to 2001. Director of
                                                      Shareholder Services at BISYS
                                                      Fund Services from 1999 to
                                                      2000.
-------------------------------------------------------------------------------------------------------------
   C. David Messman           Secretary,              Vice President and Managing         None
   45                         since 2000              Senior Counsel of Wells Fargo
                                                      Bank, N.A. Senior Vice
                                                      President and Secretary of Wells
                                                      Fargo Funds Management, LLC.
                                                      Vice President and Senior
                                                      Counsel of Wells Fargo Bank,
                                                      N.A. from 1996 to 2003.
-------------------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT:

LIFE STAGE - AGGRESSIVE PORTFOLIO, LIFE STAGE - CONSERVATIVE PORTFOLIO AND LIFE STAGE - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report, an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Life Stage - Aggressive Portfolio, Life Stage - Conservative Portfolio and Life Stage - Moderate Portfolio (the "Funds"). Currently, the Funds do not have investment sub-advisory agreements. The investment advisory agreement with Funds Management is referred to as the "Advisory Agreement."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the continuation of the Advisory Agreement. The Board initially approved the Advisory Agreement for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

      STRONG FUNDS                                       WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------------------
      Life Stage Series - Aggressive Portfolio*          Life Stage - Aggressive Portfolio
--------------------------------------------------------------------------------------------
      Life Stage Series - Conservative Portfolio*        Life Stage - Conservative Portfolio
--------------------------------------------------------------------------------------------
      Life Stage Series - Moderate Portfolio*            Life Stage - Moderate Portfolio
--------------------------------------------------------------------------------------------

      * Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management under the Advisory Agreement. Responses of Funds Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management.

      The Board also considered the ability of Funds Management based on its respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance program and compliance record of Funds Management. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund was not appreciably below the median performance of its Peer Group for all time periods.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios for the Funds were higher than the Funds' Peer Groups' median net operating expense ratios, but the Board noted that this was primarily due to the fact that the net operating expense ratios for the Funds included both fund level and underlying fund level expenses, while the Peer Groups' median net operating expense ratios only included fund level expenses.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreement for the Funds.

INVESTMENT ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Funds had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Funds. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale will be shared reasonably with Fund shareholders.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management, giving effect to differences in services covered by such fee rates.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management with the Funds and benefits potentially derived from an increase in the business of Funds Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates).

      The Board also considered the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15(c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS                LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

[LOGO]
WELLS   ADVANTAGE
FARGO   FUNDS

More information about WELLS FARGO      This report and the financial statements
ADVANTAGE FUNDS(SM) is available free   contained herein are submitted for the
upon request. To obtain literature,     general information of the shareholders
please write, e-mail, or call:          of the WELLS FARGO ADVANTAGE FUNDS. If
                                        this report is used for promotional
WELLS FARGO ADVANTAGE FUNDS             purposes, distribution of the report
P.O. Box 8266                           must be accompanied or preceded by a
Boston, MA 02266-8266                   current prospectus. For a prospectus
                                        containing more complete information,
E-mail: wfaf@wellsfargo.com             including charges and expenses, call
Retail Investment                       1-800-222-8222. Please consider the
Professionals: 888-877-9275             investment objective, risks, charges and
Institutional Investment                expenses of the investment carefully
Professionals: 866-765-0778             before investing. This and other
Web: www.wellsfargo.com/                information about WELLS FARGO ADVANTAGE
advantagefunds                          FUNDS can be found in the current
                                        prospectus. Read the prospectus
                                        carefully before you invest or send
                                        money.

                                        Wells Fargo Funds Management, LLC, a
                                        wholly-owned subsidiary of Wells Fargo
                                        & Company, provides investment advisory
                                        and administrative services for the
                                        WELLS FARGO ADVANTAGE FUNDS. Other
                                        affiliates of Wells Fargo & Company
                                        provide sub- advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(c) 2005 Wells Fargo     www.wellsfargo.com/advantagefunds      RT51869 08-05
Advantage Funds, LLC.                                        SLIF/SAR114 06-05
All rights reserved.

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS

--------------------------------------------------------------------------------
                                  JUNE 30, 2005
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

      WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND(SM)

      WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM)

      WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

      WELLS FARGO ADVANTAGE U.S. VALUE FUND

                                TABLE OF CONTENTS

Letter to Shareholders .....................................................   1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Endeavor Large Cap Fund .................................................   2
   Endeavor Select Fund ....................................................   4
   Large Company Core Fund .................................................   6
   U.S. Value Fund .........................................................   8
Fund Expenses ..............................................................  10
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Endeavor Large Cap Fund .................................................  12
   Endeavor Select Fund ....................................................  14
   Large Company Core Fund .................................................  16
   U.S. Value Fund .........................................................  18
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ....................................  24
   Statements of Operations ................................................  26
   Statements of Changes in Net Assets .....................................  28
   Financial Highlights ....................................................  32
   Notes to Financial Highlights ...........................................  38
Notes to Financial Statements ..............................................  39
--------------------------------------------------------------------------------
Other Information ..........................................................  48
--------------------------------------------------------------------------------
List of Abbreviations ......................................................  53
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate--its principal policy tool--from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of the year. The S&P 500 Index was around 1200 as the year began. It ended the first half of 2005 at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period--growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                            INCEPTION DATE
   Thomas J. Pence, CFA                    9/28/2001
   Erik J. Voss, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.86)%(1) (excluding sales charge) for the six-month period ending June 30, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's strong performance, as compared to its benchmark, was due primarily to favorable stock selection within the energy, health care, and financial sectors. Our commitment to energy stocks was predicated on our belief that increased capital investment is necessary in light of growing energy demand. As such, the Fund benefited from strong performance by its holdings in Transocean Incorporated, a provider of offshore contract drilling services, and Valero Energy Corporation, an oil refiner.

      Within the health care sector, managed care companies such as United Health Group Incorporated and WellPoint Incorporated delivered stable returns, as both companies enjoyed strong pricing trends and enrollment growth. Also, our position in Alcon Incorporated, a dominant player in eye-care products, provided particularly strong performance. The firm posted solid growth in its pharmaceutical and surgical divisions, resulting from its increased presence in emerging markets.

      Financial holdings also aided portfolio returns, as we shied away from companies whose future earnings were heavily dependent on consumer lending. All state Corporation and Marshall & Ilsley Corporation produced solid performance during the reporting period.

      In general, our information technology holdings detracted from the Fund's returns during the period, as corporations were slow to spend money on technology initiatives. As a result, software and telecommunications holdings such as Check Point Software Technologies Limited and Motorola Incorporated performed poorly during the period. These lackluster results were marginally offset by strength in specific technology positions, including Marvell Technology Group Limited and Texas Instruments Incorporated.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We increased our weighting in health care equipment companies, such as Medtronic Incorporated and Alcon. In addition, we established a position in UnitedHealth Group to increase our exposure to health care service providers. We also added to our existing energy exposure by introducing Valero Energy to the portfolio and increasing our position in Canadian Natural Resources Limited, an exploration and production company.

      Our technology holdings decreased as we eliminated specific communications equipment and semi-conductor holdings. Moreover, we significantly lowered our exposure to materials companies, specifically in metals and mining, chemicals, and packaging.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While strong U.S. consumer spending has supported the majority of the economic recovery thus far, we expect investors to focus on companies that will benefit from corporate capital spending in the second half of 2005. Therefore, within the consumer discretionary sector, we are focusing on companies with unique niches that can generate growth even if consumer spending stagnates.

      We expect corporate-profit growth to continue into the second half of 2005. Corporations continue to generate record levels of free cash flow but thus far have been reluctant to spend this money on capital projects. We believe that much of the capital spending cycle and inventory build-up is yet to come, but that capital-spending projects will be very selective. In light of these market conditions, we remain focused on firms that are well positioned to meet earnings expectations and deliver cash flow growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Endeavor Large Cap Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                  Including Sales Charge                 Excluding Sales Charge
                                           -----------------------------------    -----------------------------------
                                           6-Months*    1-Year    Life of Fund    6-Months*    1-Year    Life of Fund
---------------------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class A
         (Incept. Date 9/28/2001)            (4.94)      3.90         3.36           0.86       10.24        5.01
---------------------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class B
         (Incept. Date 9/28/2001)            (4.47)      4.45         3.67           0.53        9.45        4.38
---------------------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class C
         (Incept. Date 9/28/2001)            (0.47)      8.45         4.38           0.53        9.45        4.38
---------------------------------------------------------------------------------------------------------------------

      Benchmark

---------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                           (0.81)       6.32        5.45
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      Beta**                                               1.15
----------------------------------------------------------------
      Price to Earnings (trailing 12 months)              26.80x
----------------------------------------------------------------
      Price to Book Ratio                                  3.27x
----------------------------------------------------------------
      Median Market Cap.($B)                             $19.46
----------------------------------------------------------------
      Portfolio Turnover                                    138%
----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Staples                   6%
Consumer Discretionary            12%
Energy                            11%
Financials                         8%
Health Care                       24%
Industrials                        6%
Information Technology            27%
Materials                          2%
Telecommunication Services         4%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
-----------------------------------------------------
      WellPoint Incorporated                    4.91%
-----------------------------------------------------
      General Electric Company                  4.72%
-----------------------------------------------------
      Sprint Corporation                        4.60%
-----------------------------------------------------
      Dell Incorporated                         4.27%
-----------------------------------------------------
      CVS Corporation                           3.60%
-----------------------------------------------------
      UnitedHealth Group Incorporated           3.39%
-----------------------------------------------------
      EMC Corporation                           3.09%
-----------------------------------------------------
      Medtronic Incorporated                    3.08%
-----------------------------------------------------
      Yahoo! Incorporated                       3.06%
-----------------------------------------------------
      Alcon Incorporated                        2.95%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
             ENDEAVOR LARGE CAP FUND-
                      CLASS A           S&P 500 INDEX
 9/28/2001            10,000                10,000
 9/30/2001            10,000                10,000
10/31/2001            10,525                10,191
11/30/2001            11,536                10,972
12/31/2001            11,514                11,068
 1/31/2002            11,311                10,907
 2/28/2002            10,841                10,697
 3/31/2002            11,216                11,099
 4/30/2002            10,301                10,426
 5/31/2002            10,052                10,350
 6/30/2002             9,122                 9,613
 7/31/2002             8,620                 8,864
 8/31/2002             8,646                 8,922
 9/30/2002             7,749                 7,953
10/31/2002             8,460                 8,652
11/30/2002             8,920                 9,161
12/31/2002             8,303                 8,623
 1/31/2003             8,102                 8,398
 2/28/2003             8,065                 8,272
 3/31/2003             8,215                 8,351
 4/30/2003             8,822                 9,039
 5/31/2003             9,263                 9,515
 6/30/2003             9,390                 9,637
 7/31/2003             9,624                 9,807
 8/31/2003             9,863                 9,997
 9/30/2003             9,758                 9,892
10/31/2003            10,306                10,451
11/30/2003            10,414                10,543
12/31/2003            10,774                11,095
 1/31/2004            10,994                11,299
 2/29/2004            11,064                11,456
 3/31/2004            10,858                11,283
 4/30/2004            10,732                11,106
 5/31/2004            10,932                11,258
 6/30/2004            11,069                11,477
 7/31/2004            10,443                11,097
 8/31/2004            10,391                11,142
 9/30/2004            10,490                11,262
10/31/2004            10,654                11,435
11/30/2004            11,020                11,897
12/31/2004            11,452                12,302
 1/31/2005            11,070                12,002
 2/28/2005            11,188                12,254
 3/31/2005            10,984                12,037
 4/30/2005            10,775                11,809
 5/31/2005            11,297                12,185
 6/30/2005            11,255                12,202

--------------------------------------------------------------------------------
(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND Class A shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Thomas J. Pence, CFA                    12/29/2000
   Erik J. Voss, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 0.90%1 (excluding sales charge) for the six-month period ending June 30, 2005, outperforming its benchmark, the S&P 500 Index2, which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's strong performance was due primarily to superior stock selection within the health care, energy, and telecommunications services sectors. During the period, our health care holdings performed well due to our continued focus on core growth firms. The managed care provider WellPoint Incorporated produced consistent results, while Alcon Incorporated, a dominant player in the eye-care industry, was a solid contributor to the Fund.

      In the energy sector, we maintained our belief that the growing energy demands of emerging markets will be met by increased spending within the oil industry. As a result, we continued to select solid growth companies such as Canadian Natural Resources Limited, Valero Energy Corporation, and Grant Prideco Incorporated. Additionally, the Fund's returns were bolstered by several telecommunications stocks, including NII Holdings Incorporated and Sprint Corporation.

      Conversely, the Fund's performance was negatively affected by specific technology firms and by mixed results in the consumer discretionary sector. For example, security software provider Check Point Software Technologies Limited experienced slow sales in Western Europe during the first quarter, which hindered its stock price. Among consumer discretionary holdings, positive results from our positions in Royal Caribbean Cruises Limited and Marriott International Incorporated were offset by poor performance in Harman International Industries Incorporated, a high-quality audio systems manufacturer. We took advantage of its low stock price to increase our exposure to Harman, because we see several factors in place that should promote future growth.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We added to our existing holdings in health care services, including managed care provider WellPoint, a Blue Cross Blue Shield provider, and we initiated a position in UnitedHealth Group Incorporated. In health care equipment, we increased our exposure to Medtronic Incorporated, Fisher Scientific International Incorporated, and Alcon, while establishing a new biotechnology position in Gilead Sciences Incorporated. We also added to our sizable weighting in the energy sector by building a position in Valero Energy, a leading energy refiner. In addition, we increased our holdings in Grant Prideco, an energy equipment maker, and in Williams Companies Incorporated, which is engaged primarily in exploring, producing, and transporting natural gas.

      Our technology weighting decreased as we became more vigilant about investing in those companies that are well positioned to capture increasing capital spending. Finally, we eliminated a number of industrial holdings based on deteriorating fundamentals.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect corporate-profit growth to continue into the second half of 2005. Although consumer spending has proven resilient, we expect to become very selective about identifying companies that can generate growth even if broad consumer spending slows.

      In addition, we are diligently reviewing our current holdings and potential investments to ensure that these companies can produce sustainable growth potential despite high energy prices and rising short-term interest rates. While growth stocks may be challenged by current market conditions, we remain focused on firms that are well positioned to produce respectable earnings and cash flow growth with reasonable valuations. In building the portfolio, we remain committed to selecting from among these firms in order for the Fund to serve its investors well in both robust and weak economic periods.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES, FOREIGN INVESTMENTS, AND NONDIVERSIFIED PORTFOLIO RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                             Including Sales Charge                  Excluding Sales Charge
                                                       -----------------------------------     ---------------------------------
                                                       6-Months*    1-Year    Life of Fund     6-Months*   1-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class A (Incept. Date
         12/29/2000)                                     (4.91)      1.47       (1.59)           0.90       7.68       (0.29)
--------------------------------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class B (Incept. Date
         12/29/2000)                                     (4.41)      1.83       (1.49)           0.59       6.83       (1.02)
--------------------------------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class C (Incept. Date
         12/29/2000)                                     (0.41)      5.83       (1.02)           0.59       6.83       (1.02)
--------------------------------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Administrator Class
         (Incept. Date 4/11/2005)                                                                1.01       7.80       (0.26)
--------------------------------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Institutional Class
         (Incept. Date 4/11/2005)                                                                1.01       7.80       (0.26)
--------------------------------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                                       (0.81)      6.32       (0.64)
--------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      Beta**                                               1.16
----------------------------------------------------------------
      Price to Earnings (trailing 12 months)              26.90x
----------------------------------------------------------------
      Price to Book Ratio                                  3.45x
----------------------------------------------------------------
      Median Market Cap. ($B)                            $17.88
----------------------------------------------------------------
      Portfolio Turnover                                    132%
----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary            15%
Consumer Staples                   5%
Energy                            10%
Financials                         2%
Health Care                       27%
Industrials                        5%
Information Technology            26%
Materials                          2%
Telecommunication Services         8%

TEN LARGEST EQUITY HOLDINGS(3,4)  (AS OF JUNE 30, 2005)
-------------------------------------------------------
      WellPoint Incorporated                   5.76%
----------------------------------------------------
      Royal Caribbean Cruises Limited          5.09%
----------------------------------------------------
      General Electric Company                 4.86%
----------------------------------------------------
      Sprint Corporation                       4.86%
----------------------------------------------------
      Marvel Enterprises Incorporated          4.34%
----------------------------------------------------
      Medtronic Incorporated                   3.79%
----------------------------------------------------
      CVS Corporation                          3.53%
----------------------------------------------------
      Oracle Corporation                       3.39%
----------------------------------------------------
      Dell Incorporated                        3.39%
----------------------------------------------------
      UnitedHealth Group Incorporated          3.38%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
              ENDEAVOR SELECT FUND -  ENDEAVOR SELECT FUND -
                     CLASS A           ADMINISTRATOR CLASS      S&P 500 INDEX
12/29/2000             9,425                 10,000                10,000
12/31/2000             9,425                 10,000                10,000
 1/31/2001            10,104                 10,720                10,355
 2/28/2001             8,445                  8,960                 9,411
 3/31/2001             7,549                  8,010                 8,815
 4/30/2001             8,228                  8,730                 9,500
 5/31/2001             8,341                  8,850                 9,563
 6/30/2001             8,454                  8,970                 9,331
 7/31/2001             8,002                  8,490                 9,239
 8/31/2001             7,418                  7,870                 8,661
 9/30/2001             6,635                  7,040                 7,962
10/31/2001             6,975                  7,400                 8,114
11/30/2001             7,493                  7,950                 8,736
12/31/2001             7,531                  7,990                 8,812
 1/31/2002             7,088                  7,520                 8,684
 2/28/2002             6,607                  7,010                 8,516
 3/31/2002             7,191                  7,630                 8,837
 4/30/2002             6,777                  7,190                 8,301
 5/31/2002             6,654                  7,060                 8,240
 6/30/2002             6,277                  6,660                 7,653
 7/31/2002             5,740                  6,090                 7,057
 8/31/2002             5,787                  6,140                 7,103
 9/30/2002             5,683                  6,030                 6,332
10/31/2002             6,070                  6,440                 6,889
11/30/2002             6,202                  6,580                 7,294
12/31/2002             5,760                  6,111                 6,866
 1/31/2003             5,599                  5,941                 6,686
 2/28/2003             5,580                  5,921                 6,586
 3/31/2003             5,694                  6,041                 6,649
 4/30/2003             6,005                  6,371                 7,197
 5/31/2003             6,354                  6,742                 7,576
 6/30/2003             6,458                  6,852                 7,672
 7/31/2003             6,864                  7,283                 7,808
 8/31/2003             7,223                  7,664                 7,960
 9/30/2003             7,091                  7,524                 7,875
10/31/2003             7,629                  8,095                 8,321
11/30/2003             7,639                  8,105                 8,394
12/31/2003             7,894                  8,375                 8,834
 1/31/2004             8,318                  8,826                 8,996
 2/29/2004             8,337                  8,846                 9,121
 3/31/2004             8,252                  8,756                 8,983
 4/30/2004             7,875                  8,355                 8,842
 5/31/2004             8,300                  8,806                 8,964
 6/30/2004             8,639                  9,166                 9,138
 7/31/2004             8,016                  8,505                 8,835
 8/31/2004             7,790                  8,265                 8,871
 9/30/2004             8,271                  8,776                 8,967
10/31/2004             8,507                  9,026                 9,104
11/30/2004             8,970                  9,517                 9,472
12/31/2004             9,220                  9,782                 9,794
 1/31/2005             8,908                  9,451                 9,556
 2/28/2005             8,888                  9,430                 9,756
 3/31/2005             8,849                  9,389                 9,584
 4/30/2005             8,571                  9,094                 9,402
 5/31/2005             9,210                  9,772                 9,701
 6/30/2005             9,303                  9,881                 9,715

--------------------------------------------------------------------------------
      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Select Fund, its predecessor fund, adjusted to reflect each Class'applicable sales charge. Performance shown for the Administrator Class and Institutional Class shares of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND for periods prior to April 11,2005,reflects the performance of the Class A shares of the Strong Advisor Select Fund,its predecessor fund,and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class and Institutional Class shares. The Class A shares annual returns are substantially similar to what the Administrator Class and Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.Effective at the close of business on April 8,2005,certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND Class A and Administrator Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (the Fund) seeks total return comprised of long-term capital appreciation and current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Matrix Asset Advisors, Inc.

FUND MANAGER                            INCEPTION DATE
   David A. Katz, CFA                      11/3/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (5.16)%(1) (excluding sales charge) for the six-month period ending June 30, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES,THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Compared with the benchmark, the Fund's performance lagged primarily because of our emphasis on certain sectors and industries of the market that were out of favor during the first half of the year. While the individual companies that the Fund owned generally exhibited strong operating performance and were leaders in their respective industries, many of our stocks underperformed market indices.

      During much of the period, investors were concerned that the economy would slow because of high energy prices and rising interest rates. These concerns had a substantial negative impact on many of our holdings, particularly in the financial and information technology sectors. For example, Citigroup Incorporated and JP Morgan Chase & Company derive a significant proportion of revenue from activities not directly impacted by the near-term movement of interest rates, but were adversely impacted because of concerns about the impact of rising interest rates on overall financial performance.

      With the exception of companies such as Morgan Stanley and Symbol Technologies Incorporated that experienced short-term operating issues, and which therefore declined substantially during the quarter, most of our underperformance can be attributed to a focus on sectors that were out of favor and under-representation in sectors that were in favor. On the positive side, we had attractive performance from such stocks as technology bellwethers Intel Corporation and Nokia Oyj, and pharmacy retailer CVS Corporation.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our strategy is not a strategy where we seek to mirror benchmark sector weightings. Rather, we seek to include our best investment ideas. This might result in our being over, under or not represented in a particular sector at various times. After taking over the Fund on January 1, 2005, we repositioned it with an eye toward upgrading the quality of its holdings which we believe will enable it to participate more meaningfully in the next leg of the economic recovery. We increased exposure to sectors where we continued to find attractive growth opportunities at reasonable valuations, including financials, health care, and information technology.

      Our focus on these sectors is based on several factors including the cyclical prospects for the sector and the industry and the attractive price at which many of these companies can now be purchased. Our strategy leads us to companies we believe are strong, but are experiencing short-term problems, which have negatively impacted stock price. We believe this opportunistic focus should bear positive results as the year unfolds.

      We also scaled back weightings in sectors we perceived to be trading above reasonable valuation levels. Again, we are concerned that many companies within strong performing sectors year-to-date have reached and surpassed fair value based on fundamentals, and are increasingly vulnerable to a price correction. We seek to take profits while stocks are still strong, before they have had a chance to give back some or all of their gains.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are quite optimistic for the balance of the year. We base that optimism on the growing evidence that the U.S. economy is more resilient and capable of sustained growth than many investors have recently assumed. We do not believe that energy prices will continue to move much higher; rather, we believe that most of the upside has already been captured and there is more likelihood of downward movement over the next twelve months. We also do not believe that interest rates will be raised to a level that will stifle economic growth.

      Finally, near the end of the period, the share prices of many of our holdings began to strengthen. We will continue to diligently apply the same methodology of picking quality stocks with attractive growth prospects relative to their valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders. Without these reductions,the Fund's returns would have been lower.

      Performance shown for the Class A,Class B and Class C shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11,2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Large Company Core Fund, its predecessor fund, adjusted to reflect each

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                   Including Sales Charge                    Excluding Sales Charge
                                          ---------------------------------------  ------------------------------------------
                                          6-Months*  1-Year  5-Year  Life of Fund  6-Months*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class A
         (Incept. Date 11/03/1997)          (10.62)  (3.76)  (2.93)      3.66        (5.16)     2.14    (1.78)       4.47
-----------------------------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class B
         (Incept. Date 9/30/2002)           (10.48)  (3.72)  (3.10)      3.50        (5.48)     1.28    (2.65)       3.50
-----------------------------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class C
         (Incept. Date 9/30/2002)            (6.49)   0.19   (2.67)      3.49        (5.49)     1.19    (2.67)       3.49
-----------------------------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class Z
         (Incept. Date 4/11/2005)                                                    (5.16)     2.14    (1.78)       4.47
-----------------------------------------------------------------------------------------------------------------------------
      Large Company Core Fund -
         Administrator Class
         (Incept. Date 9/30/2002)                                                    (4.98)     2.65    (1.44)       4.70
-----------------------------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                            (0.81)     6.32    (2.37)       5.08
-----------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      Beta**                                               0.83
----------------------------------------------------------------
      Price to Earnings (trailing 12 months)              23.00x
----------------------------------------------------------------
      Price to Book Ratio                                  2.91x
----------------------------------------------------------------
      Median Market Cap. ($B)                            $52.45
----------------------------------------------------------------
      Portfolio Turnover                                    114%
----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary       13%
Consumer Staples              4%
Energy                        7%
Financials                   30%
Health Care                  15%
Industrials                   8%
Information Technology       23%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      MedImmune Incorporated                              4.21%
----------------------------------------------------------------
      Microsoft Incorporated                              4.01%
----------------------------------------------------------------
      Citigroup Incorporated                              3.99%
----------------------------------------------------------------
      General Electric Company                            3.94%
----------------------------------------------------------------
      Morgan Stanley                                      3.92%
----------------------------------------------------------------
      Intel Corporation                                   3.91%
----------------------------------------------------------------
      American International Group Incorporated           3.85%
----------------------------------------------------------------
      Pfizer Incorporated                                 3.84%
----------------------------------------------------------------
      Nokia Oyj ADR                                       3.72%
----------------------------------------------------------------
      American Power Conversion Corporation               3.66%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    WELLS FARGO ADVANTAGE
             WELLS FARGO ADVANTAGE   LARGE COMPANY CORE
              LARGE COMPANY CORE    FUND - ADMINISTRATOR
                FUND - CLASS A              CLASS            S&P 500 INDEX
 11/3/1997            9,425                 10,000              10,000
11/30/1997            9,482                 10,060              10,463
12/31/1997            9,707                 10,299              10,642
 1/31/1998            9,802                 10,400              10,760
 2/28/1998           10,445                 11,082              11,535
 3/31/1998           10,807                 11,466              12,126
 4/30/1998           10,769                 11,426              12,247
 5/31/1998           10,532                 11,175              12,037
 6/30/1998           10,543                 11,186              12,526
 7/31/1998           10,191                 10,813              12,393
 8/31/1998            8,916                  9,460              10,603
 9/30/1998            9,274                  9,839              11,282
10/31/1998            9,971                 10,579              12,199
11/30/1998           10,582                 11,228              12,938
12/31/1998           10,860                 11,523              13,683
 1/31/1999           11,205                 11,888              14,255
 2/28/1999           10,832                 11,492              13,812
 3/31/1999           11,127                 11,806              14,365
 4/30/1999           11,579                 12,286              14,921
 5/31/1999           11,271                 11,959              14,569
 6/30/1999           11,868                 12,592              15,377
 7/31/1999           11,627                 12,337              14,897
 8/31/1999           11,570                 12,275              14,824
 9/30/1999           11,303                 11,992              14,418
10/31/1999           12,093                 12,831              15,330
11/30/1999           12,489                 13,251              15,641
12/31/1999           13,558                 14,385              16,562
 1/31/2000           13,726                 14,564              15,730
 2/29/2000           14,172                 15,036              15,433
 3/31/2000           14,697                 15,593              16,941
 4/30/2000           14,160                 15,024              16,432
 5/31/2000           13,793                 14,634              16,096
 6/30/2000           14,408                 15,287              16,492
 7/31/2000           13,861                 14,706              16,235
 8/31/2000           15,344                 16,280              17,243
 9/30/2000           14,635                 15,528              16,333
10/31/2000           14,076                 14,935              16,263
11/30/2000           12,640                 13,411              14,982
12/31/2000           13,359                 14,174              15,056
 1/31/2001           13,859                 14,704              15,589
 2/28/2001           12,738                 13,515              14,169
 3/31/2001           12,006                 12,738              13,272
 4/30/2001           12,793                 13,574              14,302
 5/31/2001           12,938                 13,727              14,398
 6/30/2001           12,289                 13,038              14,048
 7/31/2001           12,155                 12,897              13,910
 8/31/2001           11,555                 12,260              13,040
 9/30/2001           10,773                 11,430              11,987
10/31/2001           11,063                 11,738              12,216
11/30/2001           11,588                 12,295              13,152
12/31/2001           11,927                 12,654              13,268
 1/31/2002           11,984                 12,715              13,074
 2/28/2002           11,996                 12,727              12,822
 3/31/2002           12,452                 13,212              13,304
 4/30/2002           12,048                 12,783              12,498
 5/31/2002           11,805                 12,525              12,406
 6/30/2002           10,811                 11,470              11,523
 7/31/2002           10,290                 10,918              10,625
 8/31/2002           10,336                 10,967              10,694
 9/30/2002            9,537                 10,119               9,533
10/31/2002           10,313                 10,970              10,371
11/30/2002           10,707                 11,401              10,981
12/31/2002           10,205                 10,867              10,336
 1/31/2003            9,892                 10,558              10,066
 2/28/2003            9,764                 10,422               9,915
 3/31/2003            9,922                 10,593              10,010
 4/30/2003           10,652                 11,372              10,835
 5/31/2003           11,093                 11,843              11,405
 6/30/2003           11,200                 11,976              11,551
 7/31/2003           11,513                 12,310              11,755
 8/31/2003           11,652                 12,471              11,984
 9/30/2003           11,490                 12,298              11,857
10/31/2003           12,127                 12,991              12,527
11/30/2003           12,162                 13,028              12,637
12/31/2003           12,545                 13,437              13,300
 1/31/2004           12,684                 13,599              13,544
 2/29/2004           12,916                 13,846              13,732
 3/31/2004           12,752                 13,684              13,525
 4/30/2004           12,564                 13,482              13,313
 5/31/2004           12,717                 13,659              13,495
 6/30/2004           12,894                 13,848              13,757
 7/31/2004           12,351                 13,281              13,302
 8/31/2004           12,139                 13,054              13,356
 9/30/2004           12,764                 13,734              13,500
10/31/2004           12,741                 13,709              13,706
11/30/2004           13,602                 14,641              14,261
12/31/2004           13,886                 14,959              14,746
 1/31/2005           13,481                 14,526              14,386
 2/28/2005           13,734                 14,810              14,689
 3/31/2005           13,393                 14,446              14,429
 4/30/2005           13,111                 14,136              14,156
 5/31/2005           13,420                 14,481              14,606
 6/30/2005           13,170                 14,214              14,626

--------------------------------------------------------------------------------
Class' applicable sales charge. Performance shown for the Class A shares for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund.Performance shown for the Class B shares for periods prior to September 30,2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, adjusted to reflect Class B sales charges and expenses, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund.Performance shown for the Class C shares for periods prior to September 30,2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, adjusted to reflect Class C sales charges and expenses, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and for periods prior to September 16,2002, reflects the performance of the Class A shares of the Rockhaven Fund and includes fees and expenses that are not applicable to and are higher than those of the Class Z shares.The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and for periods prior to September 30, 2002, reflects the performance of the Class A shares of the predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculation of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND Class A and Administrator Class shares for the life of the Fund with the S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and,for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE U.S. VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE U.S. VALUE FUND (the Fund) seeks total return with an emphasis on long-term capital appreciation.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           INCEPTION DATE
   Robert J. Costomiris, CFA              12/29/1995

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (0.81)%(1) (excluding sales charge) for the six-month period ending June 30, 2005, matching its benchmark, the S&P 500 Index(2), which also returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The first half of 2005 was in many respects a continuation of 2004 for the markets and the economy: utility stocks remained strong; Real Estate Investment Trusts (REITS) led the financial sector as long-term interest rates fell; information technology was the market's weakest-performing sector; value stocks generally outperformed growth stocks, whether small-cap, mid-cap, or large-cap; and merger and acquisition activity was also strong.

      Two significant changes to the market backdrop during the period, however, were the outperformance of large-cap stocks over small-cap stocks, and the strengthening of the U.S. dollar.

      The Fund's commitment to energy stocks was very helpful to performance during the period. Exxon Mobil Corporation, the Fund's largest holding, and Unocal Corporation, the beneficiary of two takeover offers at prices above where the stock was trading, were particular standouts. The Fund also benefited from further reducing its weighting in financial stocks, as we felt valuations in the sector were getting stretched and the outlook for earnings growth was mediocre. This view was rewarded during the period, as financials lagged the overall market.

      Conversely, our decision to sell utility stocks earlier this year, as they appreciated to our value targets, proved to be premature. After maintaining a significant and successful presence in utilities during the past two years, we took profits as the stocks reached what we believed were their fair valuations. Even after this move, however, utility stocks continued to perform well as long-term interest rates continued to decline.

      In health care, holding ImClone Systems Incorporated was counterproductive, as the stock was exceptionally weak, yet we continued to like the biotechnology company's longer-term prospects. Additionally, an underweighted presence in the spectacularly strong hospital group hurt performance. As in utilities, we took profits for valuation reasons but, in hindsight, we took them too early.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We applied the proceeds from our utility and financial sales predominantly to new opportunities in three sectors: information technology, consumer discretionary, and consumer staples. In technology, we significantly added to our position in VERITAS Software Corporation and purchased two new names, Symantec Corporation and International Business Machines Corporation, as we believed short-term negatives unfairly punished the stocks. While the Fund remained underweighted in technology, we considered the stocks mentioned above to be special situations worthy of our attention.

      Within the consumer discretionary sector, we continued to find value in the media industry. During the period, the market punished radio companies due to an overemphasis - in our opinion - being placed on the usage shift from radio to other forms of media, such as digital music players, cellular phones, satellite radio, and the Internet. As a result, we added significantly to our position in Viacom Incorporated as well as some pure-play radio stocks.

      In consumer staples, weakness in Coca-Cola Company presented an opportunity for us to establish a new position and to increase our position in its sister company, Coca-Cola Enterprises Incorporated. Both stocks badly lagged the shares of their Pepsi rivals in the past year or so, yet we thought they were great and stable franchises trading at very reasonable valuations.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We will continue to keep our heads down and our eyes open in attempting to seek out companies with solid assets, manageable debt, and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment process and meticulous risk management are well suited for the current market environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally, or the WELLS FARGO ADVANTAGE U.S.VALUE FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                       Including Sales Charge                        Excluding Sales Charge
                                                ---------------------------------------   -----------------------------------------
                                                6-Months*  1-Year  5-Year  Life of Fund   6-Months*    1-Year  5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class A
         (Incept. Date 11/30/2000)               (6.50)     2.04    0.43       9.37        (0.81)       8.26    1.62      10.05
------------------------------------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class B
         (Incept. Date 11/30/2000)               (6.18)     2.41    0.51       9.46        (1.18)       7.41    0.90      9.46
------------------------------------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class C
         (Incept. Date 11/30/2000)               (2.19)     6.37    0.90       9.32        (1.19)       7.37    0.90      9.32
------------------------------------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class Z
         (Incept. Date 12/29/1995)                                                         (0.80)       8.24    1.60      10.23
------------------------------------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Administrator Class
         (Incept. Date 12/31/2001)                                                         (0.65)       8.65    2.05      10.48
------------------------------------------------------------------------------------------------------------------------------------
      Benchmark
------------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                                  (0.81)       6.32   (2.37)      8.93
------------------------------------------------------------------------------------------------------------------------------------

*    RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      Beta**                                               0.85
----------------------------------------------------------------
      Price to Earnings (trailing 12 months)              20.90x
----------------------------------------------------------------
      Price to Book Ratio                                  2.26x
----------------------------------------------------------------
      Median Market Cap. ($B)                            $14.77
----------------------------------------------------------------
      Portfolio Turnover                                     42%
----------------------------------------------------------------

**   A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30,2005)
--------------------------------------------------------------------------------
 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary             20%
Consumer Staples                   13%
Energy                             13%
Fianancials                        17%
Health Care                        11%
Industrials                         8%
Information Technology             10%
Materials                           2%
Telecommunication Services          5%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------
      Exxon Mobil Corporation                              5.86%
-----------------------------------------------------------------
      General Electric Company                             3.32%
-----------------------------------------------------------------
      Comcast Corporation Class A                          2.90%
-----------------------------------------------------------------
      Bristol-Myers Squibb Company                         2.46%
-----------------------------------------------------------------
      Viacom Incorporated Class B                          2.32%
-----------------------------------------------------------------
      Kroger Company                                       2.32%
-----------------------------------------------------------------
      Del Monte Food Company                               2.29%
-----------------------------------------------------------------
      Cooper Cameron Corporation                           2.29%
-----------------------------------------------------------------
      Reader's Digest Association Incorporated             2.18%
-----------------------------------------------------------------
      Chiron Corporation                                   2.15%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30,2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
               U.S. VALUE FUND -       U.S. VALUE FUND -
                    CLASS A                 CLASS Z         S&P 500 INDEX
12/29/1995            9,425                  10,000             10,000
12/31/1995            9,425                  10,000             10,000
 1/31/1996            9,827                  10,430             10,340
 2/29/1996           10,267                  10,900             10,436
 3/31/1996           10,409                  11,054             10,537
 4/30/1996           10,547                  11,204             10,692
 5/31/1996           10,686                  11,354             10,967
 6/30/1996           10,627                  11,296             11,009
 7/31/1996           10,284                  10,934             10,523
 8/31/1996           10,574                  11,246             10,745
 9/30/1996           11,108                  11,817             11,349
10/31/1996           11,418                  12,151             11,662
11/30/1996           12,098                  12,878             12,543
12/31/1996           12,031                  12,810             12,295
 1/31/1997           12,569                  13,388             13,062
 2/28/1997           12,756                  13,591             13,165
 3/31/1997           12,284                  13,092             12,625
 4/30/1997           12,899                  13,752             13,378
 5/31/1997           13,552                  14,452             14,192
 6/30/1997           14,180                  15,126             14,827
 7/31/1997           15,358                  16,387             16,006
 8/31/1997           14,600                  15,583             15,110
 9/30/1997           15,495                  16,544             15,937
10/31/1997           15,118                  16,146             15,406
11/30/1997           15,390                  16,442             16,118
12/31/1997           15,741                  16,822             16,395
 1/31/1998           15,667                  16,747             16,576
 2/28/1998           16,631                  17,782             17,771
 3/31/1998           17,468                  18,683             18,680
 4/30/1998           17,623                  18,854             18,868
 5/31/1998           17,378                  18,598             18,544
 6/30/1998           18,054                  19,327             19,297
 7/31/1998           17,999                  19,274             19,092
 8/31/1998           15,325                  16,417             16,334
 9/30/1998           16,042                  17,190             17,381
10/31/1998           17,197                  18,433             18,793
11/30/1998           18,102                  19,408             19,932
12/31/1998           19,237                  20,632             21,080
 1/31/1999           19,482                  20,900             21,961
 2/28/1999           19,286                  20,696             21,278
 3/31/1999           19,740                  21,190             22,130
 4/30/1999           20,314                  21,812             22,987
 5/31/1999           19,718                  21,179             22,445
 6/30/1999           20,692                  22,231             23,689
 7/31/1999           20,056                  21,554             22,951
 8/31/1999           19,410                  20,867             22,837
 9/30/1999           19,150                  20,594             22,212
10/31/1999           20,575                  22,132             23,617
11/30/1999           20,778                  22,358             24,097
12/31/1999           22,053                  23,736             25,515
 1/31/2000           21,065                  22,680             24,233
 2/29/2000           20,691                  22,284             23,775
 3/31/2000           22,523                  24,264             26,099
 4/30/2000           21,863                  23,560             25,314
 5/31/2000           21,561                  23,241             24,796
 6/30/2000           21,614                  23,305             25,408
 7/31/2000           21,393                  23,074             25,011
 8/31/2000           22,580                  24,363             26,564
 9/30/2000           22,080                  23,829             25,162
10/31/2000           22,083                  23,840             25,055
11/30/2000           20,872                  22,540             23,081
12/31/2000           21,592                  23,323             23,194
 1/31/2001           21,633                  23,368             24,017
 2/28/2001           20,355                  22,001             21,828
 3/31/2001           19,554                  21,137             20,446
 4/30/2001           20,778                  22,460             22,034
 5/31/2001           21,040                  22,754             22,181
 6/30/2001           20,265                  21,952             21,642
 7/31/2001           19,993                  21,670             21,429
 8/31/2001           18,989                  20,595             20,089
 9/30/2001           17,786                  19,292             18,466
10/31/2001           17,618                  19,133             18,819
11/30/2001           18,644                  20,255             20,262
12/31/2001           18,964                  20,590             20,440
 1/31/2002           18,847                  20,440             20,141
 2/28/2002           18,698                  20,268             19,753
 3/31/2002           19,703                  21,348             20,496
 4/30/2002           18,794                  20,353             19,254
 5/31/2002           18,783                  20,328             19,113
 6/30/2002           17,863                  19,321             17,752
 7/31/2002           16,287                  17,618             16,368
 8/31/2002           16,402                  17,730             16,475
 9/30/2002           14,659                  15,828             14,686
10/31/2002           15,794                  17,046             15,978
11/30/2002           16,720                  18,053             16,917
12/31/2002           15,865                  17,120             15,924
 1/31/2003           15,366                  16,584             15,508
 2/28/2003           14,901                  16,073             15,275
 3/31/2003           14,957                  16,119             15,421
 4/30/2003           16,330                  17,604             16,692
 5/31/2003           17,354                  18,702             17,571
 6/30/2003           17,712                  19,089             17,795
 7/31/2003           18,085                  19,476             18,109
 8/31/2003           18,505                  19,926             18,462
 9/30/2003           18,326                  19,735             18,266
10/31/2003           19,156                  20,636             19,299
11/30/2003           19,484                  20,974             19,469
12/31/2003           20,700                  22,295             20,489
 1/31/2004           21,041                  22,672             20,865
 2/29/2004           21,498                  23,161             21,155
 3/31/2004           21,263                  22,912             20,836
 4/30/2004           21,063                  22,698             20,509
 5/31/2004           21,110                  22,748             20,790
 6/30/2004           21,638                  23,313             21,194
 7/31/2004           21,202                  22,847             20,493
 8/31/2004           21,532                  23,200             20,575
 9/30/2004           21,820                  23,507             20,798
10/31/2004           22,032                  23,747             21,116
11/30/2004           22,930                  24,708             21,970
12/31/2004           23,616                  25,440             22,717
 1/31/2005           23,259                  25,072             22,163
 2/28/2005           23,972                  25,835             22,629
 3/31/2005           23,500                  25,317             22,229
 4/30/2005           22,958                  24,736             21,808
 5/31/2005           23,516                  25,333             22,501
 6/30/2005           23,425                  25,235             22,533

--------------------------------------------------------------------------------
      Performance shown for the Class A,Class B and Class C shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND for periods prior to April 11,2005, reflects the performance of the Class A,Class B and Class C shares,respectively,of the Strong Advisor U.S. Value Fund,its predecessor fund,adjusted to reflect each Class'applicable sales charge. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance for the Class B shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses.Performance shown for the Class C shares for periods prior to November 30,2000 reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses.Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor U.S. Value Fund, its predecessor fund. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor
U.S. Value Fund,its predecessor fund,and for periods prior to December 31,2001, reflects the performance of the Class Z shares of the Strong Advisor U.S. Value Fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

      (2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an index.

      (3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

     (4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

      (5) The chart compares the performance of the WELLS FARGO ADVANTAGE
U.S. VALUE FUND Class A and Class Z shares for the life of the Fund with the S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in Class A and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                      Beginning      Ending
                                                       Account       Account     Expenses
                                                        Value         Value     Paid During    Net Annual
                                                      1/01/2005    6/30/2005     Period(1)    Expense Ratio
      Endeavor Large Cap Fund
-----------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class A
      Actual                                          $ 1,000.00   $ 1,008.60     $  7.27         1.46%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,017.55     $  7.30         1.46%
-----------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class B
      Actual                                          $ 1,000.00   $ 1,005.30     $ 11.29         2.27%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,013.54     $ 11.33         2.27%
-----------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class C
      Actual                                          $ 1,000.00   $ 1,005.30     $ 11.29         2.27%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,013.54     $ 11.33         2.27%

      Endeavor Select Fund
-----------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class A
      Actual                                          $ 1,000.00   $ 1,009.00     $  7.07         1.42%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,017.75     $  7.10         1.42%
-----------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class B
      Actual                                          $ 1,000.00   $ 1,005.90     $ 10.84         2.18%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,013.98     $ 10.89         2.18%
-----------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class C
      Actual                                          $ 1,000.00   $ 1,005.90     $ 11.04         2.22%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,013.79     $ 11.08         2.22%
-----------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Administrator Class
      Actual(2)                                       $ 1,000.00   $ 1,050.00     $  2.23         0.98%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,019.93     $  4.91         0.98%
-----------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Institutional Class
      Actual(2)                                       $ 1,000.00   $ 1,050.00     $  1.82         0.80%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,020.83     $  4.01         0.80%

FUND EXPENSES (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                      Beginning      Ending
                                                       Account       Account     Expenses
                                                        Value         Value     Paid During    Net Annual
                                                      1/01/2005    6/30/2005     Period(1)    Expense Ratio
      Large Company Core Fund
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class A
      Actual                                          $ 1,000.00   $   948.40   $    6.72         1.39%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,017.90   $    6.95         1.39%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class B
      Actual                                          $ 1,000.00   $   945.20   $   10.85         2.25%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,013.64   $   11.23         2.25%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class C
      Actual                                          $ 1,000.00   $   945.10   $   11.00         2.28%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,013.49   $   11.38         2.28%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class Z
      Actual(2)                                       $ 1,000.00   $   981.40   $    3.17         1.44%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,017.65   $    7.20         1.44%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Administrator Class
      Actual                                          $ 1,000.00   $   950.20   $    4.74         0.98%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,019.93   $    4.91         0.98%

      U.S. Value Fund
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class A
      Actual                                          $ 1,000.00   $   991.90   $    6.47         1.31%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,018.30   $    6.56         1.31%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class B
      Actual                                          $ 1,000.00   $   988.20   $   10.30         2.09%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,014.43   $   10.44         2.09%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class C
      Actual                                          $ 1,000.00   $   988.10   $   10.45         2.12%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,014.28   $   10.59         2.12%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class Z
      Actual                                          $ 1,000.00   $   992.00   $    6.62         1.34%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,018.15   $    6.71         1.34%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Administrator Class
      Actual                                          $ 1,000.00   $   993.50   $    4.75         0.96%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000.00   $ 1,020.03   $    4.81         0.96%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 81/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO JUNE 30, 2005).

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                        VALUE
COMMON STOCKS - 95.80%

BUSINESS SERVICES - 9.69%
         42,590    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                      $       843,282
          6,800    ELECTRONIC ARTS INCORPORATED+                                                           384,948
         28,480    JUNIPER NETWORKS INCORPORATED+                                                          717,127
         97,820    ORACLE CORPORATION+                                                                   1,291,224
         40,440    YAHOO! INCORPORATED+                                                                  1,401,246
                                                                                                         4,637,827
                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 6.14%
         19,830    GENZYME CORPORATION+                                                                  1,191,585
         25,770    GILEAD SCIENCES INCORPORATED+                                                         1,133,622
         19,670    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                              612,524
                                                                                                         2,937,731
                                                                                                   ---------------

COMMUNICATIONS - 4.41%
         84,060    SPRINT CORPORATION                                                                    2,109,065
                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 2.74%
         15,630    MARSHALL & ILSLEY CORPORATION                                                           694,754
         12,480    WACHOVIA CORPORATION                                                                    619,008
                                                                                                         1,313,762
                                                                                                   ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.77%
         69,700    WILLIAMS COMPANIES INCORPORATED                                                       1,324,300
                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT -14.38%
         13,290    BROADCOM CORPORATION CLASS A+                                                           471,928
         62,530    GENERAL ELECTRIC COMPANY                                                              2,166,664
          8,490    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                            690,746
         10,050    INTERNATIONAL RECTIFIER CORPORATION+                                                    479,586
         32,420    MARVELL TECHNOLOGY GROUP LIMITED+                                                     1,233,257
         13,330    MOTOROLA INCORPORATED                                                                   243,406
         34,180    QUALCOMM INCORPORATED                                                                 1,128,282
         16,760    TEXAS INSTRUMENTS INCORPORATED                                                          470,453
                                                                                                         6,884,322
                                                                                                   ---------------

FOOD & KINDRED PRODUCTS - 2.19%
         15,230    WM. WRIGLEY JR. COMPANY                                                               1,048,433
                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 1.78%
          6,650    FEDERATED DEPARTMENT STORES INCORPORATED                                                487,312
          6,720    TARGET CORPORATION                                                                      365,635
                                                                                                           852,947
                                                                                                   ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.83%
         12,370    ALCON INCORPORATED                                                                    1,352,660
                                                                                                   ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.00%
         14,070    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                             959,855
                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.78%
         49,560    DELL INCORPORATED+                                                                    1,958,116
        103,430    EMC CORPORATION+                                                                      1,418,025
          4,730    RESEARCH IN MOTION LIMITED+                                                             348,837
                                                                                                         3,724,978
                                                                                                   ---------------

INSURANCE CARRIERS - 11.58%
         12,030    ALLSTATE CORPORATION                                                                    718,792
          5,890    CHUBB CORPORATION                                                                       504,243
          7,820    PRUDENTIAL FINANCIAL INCORPORATED                                                       513,461
         29,840    UNITEDHEALTH GROUP INCORPORATED                                                       1,555,858
         32,350    WELLPOINT INCORPORATED+                                                               2,252,854
                                                                                                         5,545,208
                                                                                                   ---------------

PORTFOLIO OF INVESTMENTS --
JUNE 30, 2005 (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                         VALUE
LEATHER & LEATHER PRODUCTS - 1.15%
         16,360    COACH INCORPORATED+                                                             $       549,205
                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 5.72%
          8,390    BECTON DICKINSON & COMPANY                                                              440,223
          7,450    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                           483,505
          6,000    GUIDANT CORPORATION                                                                     403,800
         27,290    MEDTRONIC INCORPORATED                                                                1,413,349
                                                                                                         2,740,877
                                                                                                   ---------------

METAL MINING - 1.58%
         49,300    PLACER DOME INCORPORATED                                                                758,234
                                                                                                   ---------------

MISCELLANEOUS RETAIL - 3.45%
         56,740    CVS CORPORATION                                                                       1,649,432
                                                                                                   ---------------

OIL & GAS EXTRACTION - 5.96%
         19,530    CANADIAN NATURAL RESOURCES LIMITED                                                      710,502
         19,920    HALLIBURTON COMPANY                                                                     952,574
         22,090    TRANSOCEAN INCORPORATED+                                                              1,192,197
                                                                                                         2,855,273
                                                                                                   ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.42%
          8,610    VALERO ENERGY CORPORATION                                                               681,137
                                                                                                   ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.99%
         14,780    VIACOM INCORPORATED CLASS B                                                             473,256
                                                                                                   ---------------

REAL ESTATE - 0.65%
          3,840    ST. JOE COMPANY                                                                         313,114
                                                                                                   ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.02%
          4,900    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                   486,472
                                                                                                   ---------------

TRANSPORTATION BY AIR - 1.38%
         47,520    SOUTHWEST AIRLINES COMPANY                                                              661,954
                                                                                                   ---------------

WATER TRANSPORTATION - 2.75%
         27,240    ROYAL CARIBBEAN CRUISES LIMITED                                                       1,317,326
                                                                                                   ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.44%
          7,950    NIKE INCORPORATED CLASS B                                                               688,470
                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $40,155,084)                                                                  45,865,838
                                                                                                   ---------------

SHORT-TERM INVESTMENTS - 3.53%

MUTUAL FUND - 3.53%
      1,687,883    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                           1,687,883
                                                                                                   ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,687,883)                                                           1,687,883
                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $41,842,967)*                               99.33%                                           $    47,553,721
OTHER ASSETS AND LIABILITIES, NET                  0.67                                                    322,427
                                                 ------                                            ---------------
TOTAL NET ASSETS                                 100.00%                                           $    47,876,148
                                                 ======                                            ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,687,883.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                       VALUE
COMMON STOCKS - 97.59%

BUSINESS SERVICES - 10.00%
        137,500    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                      $     2,722,500
         72,800    JUNIPER NETWORKS INCORPORATED+                                                        1,833,104
        306,500    ORACLE CORPORATION+                                                                   4,045,800
        104,640    YAHOO! INCORPORATED+                                                                  3,625,776
                                                                                                        12,227,180
                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 6.15%
         51,140    GENZYME CORPORATION+                                                                  3,073,003
         64,900    GILEAD SCIENCES INCORPORATED+                                                         2,854,951
         50,960    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                            1,586,894
                                                                                                         7,514,848
                                                                                                   ---------------

COMMUNICATIONS - 7.99%
         62,097    NII HOLDINGS INCORPORATED+                                                            3,970,482
        230,900    SPRINT CORPORATION                                                                    5,793,281
                                                                                                         9,763,763
                                                                                                   ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.59%
        166,300    WILLIAMS COMPANIES INCORPORATED                                                       3,159,700
                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 16.24%
         33,400    BROADCOM CORPORATION CLASS A+                                                         1,186,034
        167,380    GENERAL ELECTRIC COMPANY                                                              5,799,717
         40,520    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                          3,296,707
         41,600    INTERNATIONAL RECTIFIER CORPORATION+                                                  1,985,152
         82,000    MARVELL TECHNOLOGY GROUP LIMITED+                                                     3,119,280
         98,000    QUALCOMM INCORPORATED                                                                 3,234,980
         43,800    TEXAS INSTRUMENTS INCORPORATED                                                        1,229,466
                                                                                                        19,851,336
                                                                                                   ---------------

FOOD & KINDRED PRODUCTS - 2.02%
         35,800    WM. WRIGLEY JR. COMPANY                                                               2,464,472
                                                                                                   ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.83%
         31,600    ALCON INCORPORATED                                                                    3,455,460
                                                                                                   ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.00%
         35,900    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                           2,449,098
                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.63%
        102,265    DELL INCORPORATED+                                                                    4,040,490
        260,610    EMC CORPORATION+                                                                      3,572,963
        111,000    GRANT PRIDECO INCORPORATED+                                                           2,935,950
                                                                                                        10,549,403
                                                                                                   ---------------

INSURANCE CARRIERS - 11.35%
         27,310    ALLSTATE CORPORATION                                                                  1,631,773
         15,600    CHUBB CORPORATION                                                                     1,335,516
         77,300    UNITEDHEALTH GROUP INCORPORATED                                                       4,030,422
         98,700    WELLPOINT INCORPORATED+                                                               6,873,468
                                                                                                        13,871,179
                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 8.22%
         21,900    BECTON DICKINSON & COMPANY                                                            1,149,093
         51,900    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                         3,368,310
         15,100    GUIDANT CORPORATION                                                                   1,016,230
         87,200    MEDTRONIC INCORPORATED                                                                4,516,088
                                                                                                        10,049,721
                                                                                                   ---------------

METAL MINING - 2.18%
        173,000    PLACER DOME INCORPORATED                                                              2,660,740
                                                                                                   ---------------

PORTFOLIO OF INVESTMENTS --
JUNE 30, 2005 (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                        VALUE
MISCELLANEOUS RETAIL - 7.69%
        145,000    CVS CORPORATION                                                                 $     4,215,150
        262,755    MARVEL ENTERPRISES INCORPORATED+                                                      5,181,529
                                                                                                         9,396,679
                                                                                                   ---------------

OIL & GAS EXTRACTION - 3.29%
         48,800    CANADIAN NATURAL RESOURCES LIMITED                                                    1,775,344
         47,000    HALLIBURTON COMPANY                                                                   2,247,540
                                                                                                         4,022,884
                                                                                                   ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.44%
         22,200    VALERO ENERGY CORPORATION                                                             1,756,242
                                                                                                   ---------------

WATER TRANSPORTATION - 4.97%
        125,500    ROYAL CARIBBEAN CRUISES LIMITED                                                       6,069,180
                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $102,136,099)                                                                119,261,885
                                                                                                   ---------------

SHORT-TERM INVESTMENTS - 2.50%

MUTUAL FUND - 2.50%
      3,048,352    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                           3,048,352
                                                                                                   ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,048,352)                                                           3,048,352
                                                                                                   ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $105,184,451)*                             100.09%                                           $   122,310,237
OTHER ASSETS AND LIABILITIES, NET                 (0.09)                                                  (104,780)
                                                 ------                                            ---------------
TOTAL NET ASSETS                                 100.00%                                           $   122,205,457
                                                 ======                                            ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,048,352.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                         VALUE
COMMON STOCKS - 99.20%

APPAREL & ACCESSORY STORES - 5.10%
        217,000    GAP INCORPORATED                                                                $     4,285,750
         70,500    ROSS STORES INCORPORATED                                                              2,038,155
                                                                                                         6,323,905
                                                                                                   ---------------

BUSINESS SERVICES - 6.61%
        268,000    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                          3,264,240
        198,800    MICROSOFT CORPORATION                                                                 4,938,192
                                                                                                         8,202,432
                                                                                                   ---------------

CHEMICALS & ALLIED PRODUCTS - 12.14%
        193,900    MEDIMMUNE INCORPORATED+                                                               5,181,008
         95,800    MERCK & COMPANY INCORPORATED                                                          2,950,640
        171,500    PFIZER INCORPORATED                                                                   4,729,970
         49,500    WYETH                                                                                 2,202,750
                                                                                                        15,064,368
                                                                                                   ---------------

COMMUNICATIONS - 3.38%
       140,000     COMCAST CORPORATION                                                                   4,193,000
                                                                                                   ---------------

DEPOSITORY INSTITUTIONS - 15.28%
         78,000    BANK OF AMERICA CORPORATION                                                           3,557,580
        155,400    BANK OF NEW YORK COMPANY INCORPORATED                                                 4,472,412
        106,341    CITIGROUP INCORPORATED                                                                4,916,144
         44,500    FIFTH THIRD BANCORP                                                                   1,833,845
        118,500    JP MORGAN CHASE & COMPANY                                                             4,185,420
                                                                                                        18,965,401
                                                                                                   ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 22.31%
        191,000    AMERICAN POWER CONVERSION CORPORATION                                                 4,505,690
        139,800    GENERAL ELECTRIC COMPANY                                                              4,844,070
        184,700    INTEL CORPORATION                                                                     4,813,282
        300,000    LUCENT TECHNOLOGIES INCORPORATED+                                                       873,000
        275,500    NOKIA OYJ ADR                                                                         4,584,320
        180,000    NOVELLUS SYSTEMS INCORPORATED+                                                        4,447,800
        304,000    VISHAY INTERTECHNOLOGY INCORPORATED+                                                  3,608,480
                                                                                                        27,676,642
                                                                                                   ---------------

FOOD & KINDRED PRODUCTS - 1.11%
         29,400    GENERAL MILLS INCORPORATED                                                            1,375,626
                                                                                                   ---------------

GENERAL MERCHANDISE STORES - 2.64%
         68,000    WAL-MART STORES INCORPORATED                                                          3,277,600
                                                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.86%
        360,000    SYMBOL TECHNOLOGIES INCORPORATED                                                      3,553,200
                                                                                                   ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.34%
         60,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                               1,662,000
                                                                                                   ---------------

INSURANCE CARRIERS - 3.82%
         81,500    AMERICAN INTERNATIONAL GROUP INCORPORATED                                             4,735,150
                                                                                                   ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS
- 2.43%
         14,200    BAXTER INTERNATIONAL INCORPORATED                                                       526,820
         92,000    BOSTON SCIENTIFIC CORPORATION+                                                        2,484,000
                                                                                                         3,010,820
                                                                                                   ---------------

MOTION PICTURES - 4.77%
        234,000    TIME WARNER INCORPORATED+                                                             3,910,140
         80,000    WALT DISNEY COMPANY                                                                   2,014,400
                                                                                                         5,924,540
                                                                                                   ---------------

PORTFOLIO OF INVESTMENTS --
JUNE 30, 2005 (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                        VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 2.55%
         24,200    AMERICAN EXPRESS COMPANY                                                       $     1,288,166
         18,700    FANNIE MAE                                                                           1,092,080
         12,000    FREDDIE MAC                                                                            782,760
                                                                                                        3,163,006
                                                                                                  ---------------
OIL & GAS EXTRACTION - 1.38%
         44,800    TIDEWATER INCORPORATED                                                               1,707,776
                                                                                                  ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 5.28%
         44,100    CONOCOPHILLIPS                                                                       2,535,309
         51,248    EXXON MOBIL CORPORATION                                                              2,945,223
         16,500    ROYAL DUTCH PETROLEUM COMPANY                                                        1,070,850
                                                                                                        6,551,382
                                                                                                  ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.20%
         52,000    MERRILL LYNCH & COMPANY INCORPORATED                                                 2,860,520
         92,000    MORGAN STANLEY                                                                       4,827,240
                                                                                                        7,687,760
                                                                                                  ---------------
TOTAL COMMON STOCKS (COST $125,659,622)                                                               123,074,608
                                                                                                  ---------------
SHORT-TERM INVESTMENTS - 0.67%

MUTUAL FUND - 0.67%
        827,785    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                            827,785
                                                                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $827,785)                                                              827,785
                                                                                                  ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $126,487,407)*                            99.87%                                            $   123,902,393
OTHER ASSETS AND LIABILITIES, NET                0.13                                                     164,453
                                               ------                                             ---------------
TOTAL NET ASSETS                               100.00%                                            $   124,066,846
                                               ======                                             ===============

+    NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $827,785.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                       VALUE
COMMON STOCKS - 97.76%

APPAREL & ACCESSORY STORES - 0.01%
          4,200    CHARMING SHOPPES INCORPORATED+                                                 $        39,186
                                                                                                  ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.01%
           900     HOME DEPOT INCORPORATED                                                                 35,010
                                                                                                  ---------------
BUSINESS SERVICES - 4.64%
            630    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                      32,193
          9,000    AUTOMATIC DATA PROCESSING INCORPORATED                                                 377,730
            980    BRINK'S COMPANY                                                                         35,280
        180,000    MICROSOFT CORPORATION                                                                4,471,200
            570    PORTFOLIO RECOVERY ASSOCIATES INCORPORATED+                                             23,951
        160,700    SYMANTEC CORPORATION+                                                                3,493,618
        230,000    UNISYS CORPORATION+                                                                  1,455,900
        290,000    VERITAS SOFTWARE CORPORATION+                                                        7,076,000
                                                                                                       16,965,872
                                                                                                  ---------------
CHEMICALS & ALLIED PRODUCTS - 9.29%
            290    BASF AG ADR                                                                             19,140
        200,000    BIOGEN IDEC INCORPORATED+                                                            6,890,000
        360,000    BRISTOL-MYERS SQUIBB COMPANY                                                         8,992,800
        225,000    CHIRON CORPORATION+                                                                  7,850,250
            670    DADE BEHRING HOLDINGS INCORPORATED                                                      43,557
         40,000    DOW CHEMICAL COMPANY                                                                 1,781,200
         50,631    E.I. DU PONT DE NEMOURS AND COMPANY                                                  2,177,639
        200,100    IMCLONE SYSTEMS INCORPORATED+                                                        6,197,097
          1,480    PERRIGO COMPANY                                                                         20,631
                                                                                                       33,972,314
                                                                                                  ---------------
COMMUNICATIONS - 13.37%
         19,000    ALLTEL CORPORATION                                                                   1,183,320
         47,000    AT&T CORPORATION                                                                       894,880
         98,000    BELLSOUTH CORPORATION                                                                2,603,860
          9,000    CENTURYTEL INCORPORATED                                                                311,670
        230,000    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                            7,113,900
        345,000    COMCAST CORPORATION CLASS A+                                                        10,591,500
        600,000    CUMULUS MEDIA INCORPORATED CLASS A+                                                  7,068,000
         18,700    LIBERTY GLOBAL INCORPORATED CLASS A+                                                   872,729
         60,000    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                       222,600
        174,000    SBC COMMUNICATIONS INCORPORATED                                                      4,132,500
        725,000    SPANISH BROADCASTING SYSTEMS INCORPORATED+                                           7,242,750
         51,000    SPRINT CORPORATION                                                                   1,279,590
          1,070    TELEFONAKTIEBOLAGET LM ERICSSON ADR                                                     34,186
        155,000    VERIZON COMMUNICATIONS INCORPORATED                                                  5,355,250
                                                                                                       48,906,735
                                                                                                  ---------------
DEPOSITORY INSTITUTIONS - 7.45%
        100,000    BANK OF AMERICA CORPORATION                                                          4,561,000
         35,000    BANK OF NEW YORK COMPANY INCORPORATED                                                1,007,300
        148,500    CITIGROUP INCORPORATED                                                               6,865,155
          8,000    COMPASS BANCSHARES INCORPORATED                                                        360,000
         75,240    JP MORGAN CHASE & COMPANY                                                            2,657,477
         41,600    KEYCORP                                                                              1,379,040
            830    MARSHALL & ILSLEY CORPORATION                                                           36,894
         28,000    MELLON FINANCIAL CORPORATION                                                           803,320
         32,000    NATIONAL CITY CORPORATION                                                            1,091,840
         56,791    REGIONS FINANCIAL CORPORATION                                                        1,924,079
          1,000    TRUSTMARK CORPORATION                                                                   29,260
            800    UMPQUA HOLDINGS CORPORATION                                                             18,832

PORTFOLIO OF INVESTMENTS --
JUNE 30, 2005 (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                       VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         47,000    US BANCORP                                                                     $     1,372,400
        103,224    WACHOVIA CORPORATION                                                                 5,119,910
                                                                                                       27,226,507
                                                                                                  ---------------
EATING & DRINKING PLACES - 1.59%
         48,000    ARAMARK CORPORATION CLASS B                                                          1,267,200
        164,370    MCDONALD'S CORPORATION                                                               4,561,267
                                                                                                        5,828,467
                                                                                                  ---------------
ELECTRIC, GAS & SANITARY SERVICES - 2.25%
         51,000    DTE ENERGY COMPANY                                                                   2,385,270
         25,600    KEYSPAN CORPORATION                                                                  1,041,920
         14,000    PROGRESS ENERGY INCORPORATED                                                           633,360
        147,000    WASTE MANAGEMENT INCORPORATED                                                        4,165,980
                                                                                                        8,226,530
                                                                                                  ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.32%
         27,900    EMERSON ELECTRIC COMPANY                                                             1,747,377
        350,000    GENERAL ELECTRIC COMPANY                                                            12,127,500
          1,630    MILLICOM INTERNATIONAL CELLULAR SA+                                                     29,894
          2,300    MOTOROLA INCORPORATED                                                                   41,998
        330,000    NOKIA OYJ ADR                                                                        5,491,200
                                                                                                       19,437,969
                                                                                                  ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.01%
            700    GEN-PROBE INCORPORATED+                                                                 25,361
                                                                                                  ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.01%
          1,400    GRIFFON CORPORATION+                                                                    31,080
                                                                                                  ---------------
FOOD & KINDRED PRODUCTS - 9.48%
         13,000    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                  594,750
            500    ARCHER-DANIELS-MIDLAND COMPANY                                                          10,690
        100,000    COCA-COLA COMPANY                                                                    4,175,000
        345,000    COCA-COLA ENTERPRISES INCORPORATED                                                   7,593,450
         60,000    CONAGRA FOODS INCORPORATED                                                           1,389,600
        778,000    DEL MONTE FOODS COMPANY+                                                             8,379,060
            380    HERSHEY FOODS CORPORATION                                                               23,598
        221,900    KRAFT FOODS INCORPORATED CLASS A                                                     7,058,639
        115,000    SARA LEE CORPORATION                                                                 2,278,150
            540    SCHERING AG ADR                                                                         33,313
        175,000    SERONO SA ADR                                                                        2,798,250
         18,000    TYSON FOODS INCORPORATED CLASS A                                                       320,400
                                                                                                       34,654,900
                                                                                                  ---------------
FOOD STORES - 2.60%
         20,000    ALBERTSON'S INCORPORATED                                                               413,600
        445,000    KROGER COMPANY+                                                                      8,468,350
         27,000    SAFEWAY INCORPORATED                                                                   609,930
                                                                                                        9,491,880
                                                                                                  ---------------
FURNITURE & FIXTURES - 0.11%
         17,000    NEWELL RUBBERMAID INCORPORATED                                                         405,280
                                                                                                  ---------------
GENERAL MERCHANDISE STORES - 0.50%
         25,000    FEDERATED DEPARTMENT STORES INCORPORATED                                             1,832,000
                                                                                                  ---------------
HEALTH SERVICES - 0.00%
            600    APRIA HEALTHCARE GROUP INCORPORATED+                                                    20,784
                                                                                                  ---------------

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                       VALUE
HOLDING & OTHER INVESTMENT OFFICES - 0.56%
            440    ALCON INCORPORATED                                                             $        48,114
         30,000    EQUITY OFFICE PROPERTIES TRUST                                                         993,000
         27,000    EQUITY RESIDENTIAL                                                                     994,140
                                                                                                        2,035,254
                                                                                                  ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.91%
        135,000    COOPER CAMERON CORPORATION+                                                          8,376,750
         26,000    DEERE & COMPANY                                                                      1,702,740
            950    DELL INCORPORATED+                                                                      37,534
          1,230    FLOWSERVE CORPORATION+                                                                  37,220
        200,000    HEWLETT-PACKARD COMPANY                                                              4,702,000
         90,000    INTERNATIONAL BUSINESS MACHINES CORPORATION                                          6,678,000
          1,000    MANITOWOC COMPANY INCORPORATED                                                          41,020
            860    TORO COMPANY                                                                            33,205
                                                                                                       21,608,469
                                                                                                  ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.57%
         75,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                              2,077,500
                                                                                                  ---------------
INSURANCE CARRIERS - 6.24%
            560    AETNA INCORPORATED                                                                      46,379
         65,000    AFLAC INCORPORATED                                                                   2,813,200
         32,800    ALLSTATE CORPORATION                                                                 1,959,800
         58,500    AMERICAN INTERNATIONAL GROUP INCORPORATED                                            3,398,850
            780    AMERUS GROUP COMPANY                                                                    37,479
         16,500    CHUBB CORPORATION                                                                    1,412,565
         21,800    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                       1,630,204
            700    IPC HOLDINGS LIMITED                                                                    27,734
            350    LANDAMERICA FINANCIAL GROUP INCORPORATED                                                20,780
         25,000    LINCOLN NATIONAL CORPORATION                                                         1,173,000
          9,000    LOEWS CORPORATION                                                                      697,500
            930    METLIFE INCORPORATED                                                                    41,794
         37,000    OLD REPUBLIC INTERNATIONAL CORPORATION                                                 935,730
         25,300    PRINCIPAL FINANCIAL GROUP INCORPORATED                                               1,060,070
         34,900    PRUDENTIAL FINANCIAL INCORPORATED                                                    2,291,534
        132,000    ST. PAUL COMPANIES INCORPORATED                                                      5,217,960
          1,100    UNITEDHEALTH GROUP INCORPORATED                                                         57,354
                                                                                                       22,821,933
                                                                                                  ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.35%
            770    BECTON DICKINSON & COMPANY                                                              40,402
        255,000    BOSTON SCIENTIFIC CORPORATION+                                                       6,885,000
         24,200    EASTMAN KODAK COMPANY                                                                  649,770
          1,520    MOLECULAR DEVICES CORPORATION+                                                          32,877
         25,000    RAYTHEON COMPANY                                                                       978,000
                                                                                                        8,586,049
                                                                                                  ---------------
METAL MINING - 0.75%
         70,000    NEWMONT MINING CORPORATION                                                           2,732,100
                                                                                                  ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.01%
            700    YANKEE CANDLE COMPANY INCORPORATED                                                      22,470
                                                                                                  ---------------
MISCELLANEOUS RETAIL - 0.20%
         16,845    BLOCKBUSTER INCORPORATED CLASS A                                                       153,627
         16,845    BLOCKBUSTER INCORPORATED CLASS B                                                       144,530
         17,000    OFFICE DEPOT INCORPORATED+                                                             388,280
          1,100    SPECTRUM BRANDS INCORPORATED+                                                           36,300
                                                                                                          722,737
                                                                                                  ---------------

PORTFOLIO OF INVESTMENTS --
JUNE 30, 2005 (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------
U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                       VALUE
MOTION PICTURES - 3.18%
        374,000    LIBERTY MEDIA CORPORATION CLASS A+                                             $     3,811,060
        325,000    TIME WARNER INCORPORATED+                                                            5,430,750
         94,260    WALT DISNEY COMPANY                                                                  2,373,467
                                                                                                       11,615,277
                                                                                                  ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.58%
         38,000    AMERICAN EXPRESS COMPANY                                                             2,022,740
          1,400    COMPUCREDIT CORPORATION+                                                                47,992
            510    FREDDIE MAC                                                                             33,267
          1,350    MBNA CORPORATION                                                                        35,316
                                                                                                        2,139,315
                                                                                                  ---------------
OIL & GAS EXTRACTION - 1.05%
         28,000    DEVON ENERGY CORPORATION                                                             1,419,040
          4,645    KERR-MCGEE CORPORATION                                                                 354,460
         45,000    PRIDE INTERNATIONAL INCORPORATED+                                                    1,156,500
         14,000    UNOCAL CORPORATION                                                                     910,700
                                                                                                        3,840,700
                                                                                                  ---------------
PAPER & ALLIED PRODUCTS - 0.01%
            350    KIMBERLY-CLARK CORPORATION                                                              21,906
            715    OFFICEMAX INCORPORATED                                                                  21,286
                                                                                                           43,192
                                                                                                  ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 9.26%
         96,000    CHEVRONTEXACO CORPORATION                                                            5,368,320
         99,000    CONOCOPHILLIPS                                                                       5,691,510
        372,780    EXXON MOBIL CORPORATION                                                             21,423,667
         20,000    ROYAL DUTCH PETROLEUM COMPANY                                                        1,298,000
          1,600    TESORO PETROLEUM CORPORATION                                                            74,432
                                                                                                       33,855,929
                                                                                                  ---------------
PRIMARY METAL INDUSTRIES - 0.38%
         52,100    ALCOA INCORPORATED                                                                   1,361,373
          1,750    COMMSCOPE INCORPORATED+                                                                 30,468
                                                                                                        1,391,841
                                                                                                  ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 5.02%
         26,200    GANNETT COMPANY INCORPORATED                                                         1,863,606
          1,000    JOHN H. HARLAND COMPANY                                                                 38,000
        482,590    READERS DIGEST ASSOCIATION INCORPORATED                                              7,962,735
        265,000    VIACOM INCORPORATED CLASS B                                                          8,485,300
                                                                                                       18,349,641
                                                                                                  ---------------
RAILROAD TRANSPORTATION - 0.32%
         24,800    BURLINGTON NORTHERN SANTA FE CORPORATION                                             1,167,584
                                                                                                  ---------------
REAL ESTATE - 0.01%
          2,670    ALDERWOODS GROUP INCORPORATED+                                                          38,368
                                                                                                  ---------------
RETAIL, TRADE & SERVICES - 0.02%
          1,800    MEN'S WEARHOUSE INCORPORATED+                                                           61,974
                                                                                                  ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.97%
         67,000    MORGAN STANLEY                                                                       3,515,490
            928    PIPER JAFFRAY COMPANIES INCORPORATED+                                                   28,239
                                                                                                        3,543,729
                                                                                                  ---------------
TELEPHONE SERVICES - 0.06%
          5,000    COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                        209,550
                                                                                                  ---------------

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                       VALUE
TEXTILE MILL PRODUCTS - 0.00%
            915    WOLVERINE WORLD WIDE INCORPORATED                                              $        21,969
                                                                                                  ---------------
TOBACCO PRODUCTS - 1.59%
         55,000    ALTRIA GROUP INCORPORATED                                                            3,556,300
         67,700    LOEWS CORPORATION - CAROLINA GROUP                                                   2,255,764
                                                                                                        5,812,064
                                                                                                  ---------------
TRANSPORTATION BY AIR - 0.26%
         12,000    FEDEX CORPORATION                                                                      972,120
                                                                                                  ---------------
TRANSPORTATION EQUIPMENT - 1.64%
          2,373    FORD MOTOR COMPANY                                                                      24,300
          9,000    GENERAL DYNAMICS CORPORATION                                                           985,860
         16,000    ITT INDUSTRIES INCORPORATED                                                          1,562,080
         24,400    LOCKHEED MARTIN CORPORATION                                                          1,582,828
            730    NORTHROP GRUMMAN CORPORATION                                                            40,332
            450    TEXTRON INCORPORATED                                                                    34,133
         34,400    UNITED TECHNOLOGIES CORPORATION                                                      1,766,440
                                                                                                        5,995,973
                                                                                                  ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 0.18%
          7,839    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                   418,289
            480    NIKE INCORPORATED CLASS B                                                               41,568
            600    NU SKIN ENTERPRISES INCORPORATED CLASS A                                                13,980
         20,000    SMURFIT-STONE CONTAINER CORPORATION+                                                   203,400
                                                                                                          677,237
                                                                                                  ---------------
TOTAL COMMON STOCKS (COST $308,987,436)                                                               357,442,850
                                                                                                  ---------------
SHORT-TERM INVESTMENTS - 2.11%

MUTUAL FUND - 2.11%
      7,718,968    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                          7,718,968
                                                                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,718,968)                                                          7,718,968
                                                                                                  ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $316,706,404)*                           99.87%                                             $   365,161,818
OTHER ASSETS AND LIABILITIES, NET               0.13                                                      467,644
                                              ------                                              ---------------
TOTAL NET ASSETS                              100.00%                                             $   365,629,462
                                              ======                                              ===============

+    NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,718,968.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES. THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE                    STATEMENTS OF ASSETS AND LIABILITIES --
LARGE CAP STOCK FUNDS                                  JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                ENDEAVOR
                                                                                   LARGE
                                                                                CAP FUND
----------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $  45,865,838
   INVESTMENTS IN AFFILIATES ...........................................       1,687,883
                                                                           -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .....................      47,553,721
                                                                           -------------
   RECEIVABLE FOR FUND SHARES ISSUED ...................................          79,002
   RECEIVABLE FOR INVESTMENTS SOLD .....................................       1,018,911
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................          32,376
   PREPAID EXPENSES AND OTHER ASSETS ...................................             678
                                                                           -------------
TOTAL ASSETS ...........................................................      48,684,688
                                                                           -------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ....................................           4,716
   PAYABLE FOR INVESTMENTS PURCHASED ...................................         754,100
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............          37,711
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .............................          12,013
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................               0
                                                                           -------------
TOTAL LIABILITIES ......................................................         808,540
                                                                           -------------
TOTAL NET ASSETS .......................................................   $  47,876,148
                                                                           =============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------
   PAID-IN CAPITAL .....................................................   $  40,251,184
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................        (155,876)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............       2,070,086
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
   CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
      FOREIGN CURRENCIES ...............................................       5,710,754
                                                                           -------------
TOTAL NET ASSETS ....................................................      $  47,876,148
                                                                           -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ................................................   $  46,349,184
   SHARES OUTSTANDING - CLASS A ........................................       3,950,018
   NET ASSET VALUE PER SHARE - CLASS A .................................   $       11.73
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A (2) ......................   $       12.45
   NET ASSETS - CLASS B ................................................   $   1,211,365
   SHARES OUTSTANDING - CLASS B ........................................         105,592
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..............   $       11.47
   NET ASSETS - CLASS C ................................................   $     315,599
   SHARES OUTSTANDING - CLASS C ........................................          27,522
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..............   $       11.47
   NET ASSETS - CLASS Z ................................................             N/A
   SHARES OUTSTANDING - CLASS Z ........................................             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ..............             N/A
   NET ASSETS - ADMINISTRATOR CLASS ....................................             N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ............................             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..             N/A
   NET ASSETS - INSTITUTIONAL CLASS ....................................             N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ............................             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..             N/A
                                                                           -------------
INVESTMENTS AT COST ....................................................   $  41,842,967
                                                                           =============

(1)  EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES --                    WELLS FARGO ADVANTAGE
JUNE 30, 2005 (UNAUDITED)                                  LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                   LARGE
                                                                                ENDEAVOR          COMPANY       U.S. VALUE
                                                                             SELECT FUND        CORE FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $ 119,261,885    $ 123,074,608    $ 357,442,850
   INVESTMENTS IN AFFILIATES ...........................................       3,048,352          827,785        7,718,968
                                                                           -------------    -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .....................     122,310,237      123,902,393      365,161,818
                                                                           -------------    -------------    -------------
   RECEIVABLE FOR FUND SHARES ISSUED ...................................         476,483           26,200          171,369
   RECEIVABLE FOR INVESTMENTS SOLD .....................................       2,072,010          347,593                0
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................          76,935          103,072          603,921
   PREPAID EXPENSES AND OTHER ASSETS ...................................          10,637                0           92,156
                                                                           -------------    -------------    -------------
TOTAL ASSETS ...........................................................     124,946,302      124,379,258      366,029,264
                                                                           -------------    -------------    -------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ....................................           7,975          148,222           25,785
   PAYABLE FOR INVESTMENTS PURCHASED ...................................       2,616,095                0                0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............          87,935          104,647          293,637
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .............................          28,840           36,267           80,380
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................               0           23,276                0
                                                                           -------------    -------------    -------------
TOTAL LIABILITIES ......................................................       2,740,845          312,412          399,802
                                                                           -------------    -------------    -------------
TOTAL NET ASSETS .......................................................   $ 122,205,457    $ 124,066,846    $ 365,629,462
                                                                           =============    =============    =============
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .....................................................   $ 104,457,563    $ 125,188,012    $ 313,814,221
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................        (370,317)          53,675          454,909
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............         992,425        1,410,173        2,904,918
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
   CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
      FOREIGN CURRENCIES ...............................................      17,125,786       (2,585,014)      48,455,414
                                                                           -------------    -------------    -------------
TOTAL NET ASSETS ....................................................      $ 122,205,457    $ 124,066,846    $ 365,629,462
                                                                           -------------    -------------    -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
--------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ................................................   $ 116,794,334    $  41,043,259    $   5,316,943
   SHARES OUTSTANDING - CLASS A ........................................      12,942,547        4,579,361          294,362
   NET ASSET VALUE PER SHARE - CLASS A .................................   $        9.02    $        8.96    $       18.06
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A (2) ......................   $        9.57    $        9.51    $       19.16
   NET ASSETS - CLASS B ................................................   $   3,678,805    $   7,928,448    $   6,157,697
   SHARES OUTSTANDING - CLASS B ........................................         422,707          911,397          342,030
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..............   $        8.70    $        8.70    $       18.00
   NET ASSETS - CLASS C ................................................   $   1,476,467    $   5,282,599    $   3,134,607
   SHARES OUTSTANDING - CLASS C ........................................         169,757          607,875          174,823
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..............   $        8.70    $        8.69    $       17.93
   NET ASSETS - CLASS Z ................................................             N/A    $  48,460,141    $ 249,844,297
   SHARES OUTSTANDING - CLASS Z ........................................             N/A        5,409,127       13,734,365
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ..............             N/A    $        8.96    $       18.19
   NET ASSETS - ADMINISTRATOR CLASS ....................................   $     107,312    $  21,352,399    $ 101,175,918
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ............................          11,886        2,354,146        5,645,396
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..   $        9.03    $        9.07    $       17.92
   NET ASSETS - INSTITUTIONAL CLASS ....................................   $     148,539              N/A              N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ............................          16,446              N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..   $        9.03              N/A              N/A
                                                                           -------------    -------------    -------------
INVESTMENTS AT COST ....................................................   $ 105,184,451    $ 126,487,407    $ 316,706,404
                                                                           =============    =============    =============

WELLS FARGO ADVANTAGE                                STATEMENTS OF OPERATIONS --
LARGE CAP STOCK FUNDS         FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            ENDEAVOR
                                                           LARGE CAP
                                                                FUND
--------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .....................................   $    152,979
   INTEREST .........................................          3,437
   INCOME FROM AFFILIATED SECURITIES ................         13,012
   SECURITIES LENDING INCOME, NET ...................              0
                                                        ------------
TOTAL INVESTMENT INCOME .............................        169,428
                                                        ------------
EXPENSES
   ADVISORY FEES ....................................        164,037
   ADMINISTRATION FEES
      FUND LEVEL ....................................          5,010
      CLASS A .......................................         79,626
      CLASS B .......................................          1,777
      CLASS C .......................................            702
      CLASS Z .......................................            N/A
      ADMINISTRATOR CLASS ...........................            N/A
      INSTITUTIONAL CLASS ...........................            N/A
   CUSTODY FEES .....................................          4,683
   SHAREHOLDER SERVICING FEES .......................         25,051
   ACCOUNTING FEES ..................................          7,744
   DISTRIBUTION FEES (NOTE 3)
      CLASS A .......................................         28,809
      CLASS B .......................................          3,919
      CLASS C .......................................          1,407
   AUDIT FEES .......................................         10,095
   LEGAL FEES .......................................            288
   REGISTRATION FEES ................................         15,620
   SHAREHOLDER REPORTS ..............................          1,382
   TRUSTEES' FEES ...................................          3,752
   OTHER FEES AND EXPENSES ..........................          9,306
                                                        ------------
TOTAL EXPENSES ......................................        363,208
                                                        ------------
LESS:
    WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....        (37,904)
    NET EXPENSES ....................................        325,304
                                                        ------------
NET INVESTMENT INCOME (LOSS) ........................       (155,876)
                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN
      CURRENCY TRANSLATION ..........................      2,226,060
                                                        ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........      2,226,060
                                                        ------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN
      CURRENCY TRANSLATION ..........................     (1,583,073)
                                                        ------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS ....................     (1,583,073)
                                                        ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS ......................................        642,987
                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................   $    487,111
                                                        ============
(1) NET OF FOREIGN WITHHOLDING TAXES OF .............   $      5,826

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --                                WELLS FARGO ADVANTAGE
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)         LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                            ENDEAVOR          LARGE           U.S.
                                                              SELECT        COMPANY          VALUE
                                                                FUND      CORE FUND           FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .....................................   $    333,928   $    827,336   $  3,550,965
   INTEREST .........................................         17,106          5,149        129,204
   INCOME FROM AFFILIATED SECURITIES ................         38,447          6,173         48,501
   SECURITIES LENDING INCOME, NET ...................              0              0          7,743
                                                        ------------   ------------   ------------
TOTAL INVESTMENT INCOME .............................        389,481        838,658      3,736,413
                                                        ------------   ------------   ------------
EXPENSES
   ADVISORY FEES ....................................        392,351        404,661      1,141,731
   ADMINISTRATION FEES
      FUND LEVEL ....................................         12,424         14,672         39,878
      CLASS A .......................................        192,401         94,498          9,667
      CLASS B .......................................          4,706         17,068         11,962
      CLASS C .......................................          2,307         12,717          7,012
      CLASS Z .......................................            N/A         51,040        647,729
      ADMINISTRATOR CLASS ...........................              9         31,554        132,971
      INSTITUTIONAL CLASS ...........................              4            N/A            N/A
   CUSTODY FEES .....................................          7,450          6,950         17,499
   SHAREHOLDER SERVICING FEES .......................         62,108         73,361        199,341
   ACCOUNTING FEES ..................................         11,305         26,726         29,597
   DISTRIBUTION FEES (NOTE 3)
      CLASS A .......................................         66,483         34,995          3,600
      CLASS B .......................................         10,756         38,013         27,577
      CLASS C .......................................          5,151         28,140         15,987
   AUDIT FEES .......................................          9,917         10,089          5,794
   LEGAL FEES .......................................          1,766          1,720          7,313
   REGISTRATION FEES ................................         18,140         31,707         29,393
   SHAREHOLDER REPORTS ..............................          4,981          5,573         96,608
   TRUSTEES' FEES ...................................          5,651          5,284         16,214
   OTHER FEES AND EXPENSES ..........................         15,804         23,164         64,642
                                                        ------------   ------------   ------------
TOTAL EXPENSES ......................................        823,714        911,932      2,504,515
                                                        ------------   ------------   ------------
LESS:
    WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....        (63,916)      (140,922)      (250,682)
    NET EXPENSES ....................................        759,798        771,010      2,253,833
                                                        ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ........................       (370,317)        67,648      1,482,580
                                                        ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN
      CURRENCY TRANSLATION ..........................      1,084,746     12,026,467      6,353,058
                                                        ------------   ------------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...........      1,084,746     12,026,467      6,353,058
                                                        ------------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN
      CURRENCY TRANSLATION ..........................      1,016,520    (17,631,312)   (10,500,245)
                                                        ------------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS ....................      1,016,520    (17,631,312)   (10,500,245)
                                                        ============   ============   ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS ......................................      2,101,266     (5,604,845)    (4,147,187)
                                                        ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................   $  1,730,949   $ (5,537,197)  $ (2,664,607)
                                                        ============   ============   ============
(1) NET OF FOREIGN WITHHOLDING TAXES OF .............   $     15,993   $     37,781   $     55,885

WELLS FARGO ADVANTAGE
LARGE CAP STOCK FUNDS                        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       ENDEAVOR LARGE CAP FUND
                                                                             ----------------------------------------
                                                                              FOR THE SIX MONTHS              FOR THE
                                                                             ENDED JUNE 30, 2005           YEAR ENDED
                                                                                     (UNAUDITED)    DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................    $        44,382,045    $      37,750,469

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................               (155,876)            (380,775)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................              2,226,060            5,706,012
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..             (1,583,073)             820,465
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........                487,111            6,145,702
                                                                             -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                      0                    0
      CLASS B ...........................................................                      0                    0
      CLASS C ...........................................................                      0                    0
      CLASS Z ...........................................................                    N/A                  N/A
      ADMINISTRATOR CLASS ...............................................                    N/A                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................                      0                    0
      CLASS B ...........................................................                      0                    0
      CLASS C ...........................................................                      0                    0
      CLASS Z ...........................................................                    N/A                  N/A
      ADMINISTRATOR CLASS ...............................................                    N/A                  N/A
                                                                             -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................                      0                    0
                                                                             -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................              7,549,066           13,301,218
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................                      0                    0
   PROCEEDS FROM REDEMPTION FEES - CLASS A ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS A ....................................             (4,651,097)         (12,914,635)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................              2,897,969              386,583
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................                400,133              189,456
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................                      0                    0
   PROCEEDS FROM REDEMPTION FEES - CLASS B ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS B ....................................               (140,869)             (74,741)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................                259,264              114,715
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................                 78,311              115,461
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                      0                    0
   PROCEEDS FROM REDEMPTION FEES - CLASS C ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS C ....................................               (228,552)            (130,885)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................               (150,241)             (15,424)
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .........................                    N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................                    N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .....................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...........................                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ...............................................                    N/A                  N/A
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............                    N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                    N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .........                    N/A                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- ADMINISTRATOR CLASS ..................................                    N/A                  N/A
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- INSTITUTIONAL CLASS ..................................                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................              3,006,992              485,874
                                                                             ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...................................              3,494,103            6,631,576
                                                                             ===================    =================

ENDING NET ASSETS .......................................................    $        47,876,148    $      44,382,045
                                                                             ===================    =================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

(2)  PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES.

(3) PROCEEDS FROM REDEMPTION FEES FOR THE YEAR ENDED DECEMBER 31, 2003 WAS $12,110 AND WAS PAID TO THE FUND IN 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN
NET ASSETS                           WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                     ENDEAVOR SELECT CAP FUND
                                                                             ----------------------------------------
                                                                              FOR THE SIX MONTHS              FOR THE
                                                                             ENDED JUNE 30, 2005           YEAR ENDED
                                                                                     (UNAUDITED)    DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................    $        97,685,266    $      82,256,672

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................               (370,317)            (845,654)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................              1,084,746           14,045,066
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..              1,016,520              372,349
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........              1,730,949           13,571,761
                                                                             -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                      0                    0
      CLASS B ...........................................................                      0                    0
      CLASS C ...........................................................                      0                    0
      CLASS Z ...........................................................                    N/A                  N/A
      ADMINISTRATOR CLASS ...............................................                      0                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................             (2,388,978)          (5,514,094)
      CLASS B ...........................................................                (58,783)            (107,901)
      CLASS C ...........................................................                (28,763)             (65,374)
      CLASS Z ...........................................................                    N/A                  N/A
      ADMINISTRATOR CLASS ...............................................                      0                  N/A
                                                                             -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................             (2,476,524)          (5,687,369)
                                                                             -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................             30,072,263           31,977,070
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................              2,377,558            5,498,260
   PROCEEDS FROM REDEMPTION FEES - CLASS A ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS A ....................................             (9,711,925)         (31,618,577)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................             22,737,896            5,856,753
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................              2,037,671            1,138,452
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................                 51,482               91,274
   PROCEEDS FROM REDEMPTION FEES - CLASS B ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS B ....................................               (226,595)            (113,933)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................              1,862,558            1,115,793
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................                609,165              687,954
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                 26,987               60,012
   PROCEEDS FROM REDEMPTION FEES - CLASS C ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS C ....................................               (226,520)            (176,310)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................                409,632              571,656
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .........................                    N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................                    N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .....................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...........................                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ...............................................                    N/A                  N/A
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............                106,296                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                      0                  N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .........                    N/A                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............                      0                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- ADMINISTRATOR CLASS ..................................                106,296                  N/A
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............                149,384                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- INSTITUTIONAL CLASS ..................................                149,384                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................             25,265,766            7,544,202
                                                                             ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...................................             24,520,191           15,428,594
                                                                             ===================    =================
ENDING NET ASSETS .......................................................    $       122,205,457    $      97,685,266
                                                                             ===================    =================

                                                                                      LARGE COMPANY CORE FUND
                                                                             ----------------------------------------
                                                                                                              FOR THE
                                                                              FOR THE SIX MONTHS           YEAR ENDED
                                                                             ENDED JUNE 30, 2005         DECEMBER 31,
                                                                               (UNAUDITED)(1)(2)           2004(2)(3)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   BEGINNING NET ASSETS .................................................    $        95,937,688    $     116,705,259

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................                 67,648              (72,595)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................             12,026,467            9,067,971
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..            (17,631,312)             847,989
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........             (5,537,197)           9,843,365
                                                                             -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                 (5,242)                   0
      CLASS B ...........................................................                      0                    0
      CLASS C ...........................................................                      0                    0
      CLASS Z ...........................................................                      0                  N/A
      ADMINISTRATOR CLASS ...............................................                 (8,731)                   0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................             (6,732,026)          (4,798,134)
      CLASS B ...........................................................             (1,258,840)            (759,060)
      CLASS C ...........................................................               (887,465)            (636,169)
      CLASS Z ...........................................................                      0                  N/A
      ADMINISTRATOR CLASS ...............................................             (3,064,320)          (2,151,242)
                                                                             -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................            (11,956,624)          (8,344,605)
                                                                             -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................              2,409,599            9,883,266
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................              6,618,967            4,635,427
   PROCEEDS FROM REDEMPTION FEES - CLASS A ..............................                    702               12,474
   COST OF SHARES REDEEMED - CLASS A ....................................            (13,796,483)         (27,594,187)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................             (4,767,215)         (13,063,020)
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................                619,280            1,903,385
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................              1,003,706              598,238
   PROCEEDS FROM REDEMPTION FEES - CLASS B ..............................                    126                1,571
   COST OF SHARES REDEEMED - CLASS B ....................................             (1,045,266)            (983,260)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................                577,846            1,519,934
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................                 69,496            3,118,877
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                845,294              599,527
   PROCEEDS FROM REDEMPTION FEES - CLASS C ..............................                     92                1,296
   COST OF SHARES REDEEMED - CLASS C ....................................             (1,831,249)          (2,595,138)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................               (916,367)           1,124,562
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .........................             54,127,820                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................                      0                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .....................                    747                  N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...........................             (4,706,844)                 N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ...............................................             49,421,723                  N/A
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............             11,665,018            8,644,119
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........              3,073,047            2,151,242
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .........                    338                6,536
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............            (13,431,411)         (22,649,704)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- ADMINISTRATOR CLASS ..................................              1,306,992          (11,847,807)
                                                                             -------------------    -----------------

   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- INSTITUTIONAL CLASS ..................................                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................             45,622,979          (22,266,331)
                                                                             ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...................................             28,129,158          (20,767,571)
                                                                             ===================    =================
ENDING NET ASSETS .......................................................    $       124,066,846    $      95,937,688
                                                                             ===================    =================

                                                                                           U.S. VALUE FUND
                                                                             ----------------------------------------
                                                                              FOR THE SIX MONTHS              FOR THE
                                                                             ENDED JUNE 30, 2005           YEAR ENDED
                                                                                  (UNAUDITED)(1)    DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................    $       360,122,601    $     260,271,181

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................              1,482,580            4,062,506
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................              6,353,058           30,647,315
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..            (10,500,245)           9,863,094
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........             (2,664,607)          44,572,915
                                                                             -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                (14,786)             (45,784)
      CLASS B ...........................................................                 (4,512)             (19,234)
      CLASS C ...........................................................                   (318)              (9,233)
      CLASS Z ...........................................................               (682,364)          (2,578,007)
      ADMINISTRATOR CLASS ...............................................               (357,607)          (1,196,294)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................                (83,251)            (352,093)
      CLASS B ...........................................................                (99,380)            (435,125)
      CLASS C ...........................................................                (55,442)            (299,189)
      CLASS Z ...........................................................             (3,913,997)         (16,834,713)
      ADMINISTRATOR CLASS ...............................................             (1,467,371)          (5,974,941)
                                                                             -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................             (6,679,028)         (27,744,613)
                                                                             -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................                727,316            1,588,383
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................                 93,811              379,245
   PROCEEDS FROM REDEMPTION FEES - CLASS A ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS A ....................................               (630,492)          (1,676,157)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................                190,635              291,471
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................                406,989            1,289,813
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................                 91,135              395,211
   PROCEEDS FROM REDEMPTION FEES - CLASS B ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS B ....................................               (527,463)            (552,807)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................                (29,339)           1,132,217
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................                290,605              698,417
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                 47,613              278,278
   PROCEEDS FROM REDEMPTION FEES - CLASS C ..............................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS C ....................................             (1,400,527)          (1,141,334)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................             (1,062,309)            (164,639)
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .........................             24,127,910          135,909,011
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................              2,686,399           11,406,386
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) .....................                    N/A                  N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...........................            (22,612,263)         (65,884,168)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ...............................................              4,202,046           81,431,229
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............             16,933,032           22,132,402
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                168,114              109,087
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .........                    N/A                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............             (5,551,683)         (21,908,649)
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- ADMINISTRATOR CLASS ..................................             11,549,463              332,840
                                                                             -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -- INSTITUTIONAL CLASS ..................................                    N/A                  N/A
                                                                             -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................             14,850,496           83,023,118
                                                                             ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...................................              5,506,861           99,851,420
                                                                             ===================    =================
ENDING NET ASSETS .......................................................    $       365,629,462    $     360,122,601
                                                                             ===================    =================

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   ENDEAVOR LARGE CAP FUND
                                                                                            --------------------------------------
                                                                                             FOR THE SIX MONTHS            FOR THE
                                                                                            ENDED JUNE 30, 2005         YEAR ENDED
                                                                                                    (UNAUDITED)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .................................................................              669,361          1,297,889
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................                    0                  0
   SHARES REDEEMED - CLASS A .............................................................             (414,092)        (1,234,210)
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................................              255,269             63,679
                                                                                                    -----------      -------------
   SHARES SOLD - CLASS B .................................................................               35,427             18,279
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................                    0                  0
   SHARES REDEEMED - CLASS B .............................................................              (13,037)            (7,217)
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................................               22,390             11,062
                                                                                                    -----------      -------------
   SHARES SOLD - CLASS C .................................................................                7,077             11,182
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                    0                  0
   SHARES REDEEMED - CLASS C .............................................................              (21,081)           (12,797)
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................................              (14,004)            (1,615)
                                                                                                    -----------      -------------
   SHARES SOLD - CLASS Z (NOTE 1) ........................................................                  N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................                  N/A                N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ....................................................                  N/A                N/A
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................................                  N/A                N/A
                                                                                                    -----------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................................                  N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                  N/A                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................................                  N/A                N/A
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......................                  N/A                N/A
                                                                                                    -----------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................................                  N/A                N/A
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ......................                  N/A                N/A
                                                                                                    -----------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..              263,655             73,126
                                                                                                    ===========      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................          $  (155,876)     $           0
                                                                                                    ===========      =============

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   ENDEAVOR SELECT CAP FUND
                                                                                            --------------------------------------
                                                                                             FOR THE SIX MONTHS            FOR THE
                                                                                            ENDED JUNE 30, 2005         YEAR ENDED
                                                                                                    (UNAUDITED)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .................................................................            3,421,657          3,631,058
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................              281,701            622,745
   SHARES REDEEMED - CLASS A .............................................................           (1,110,122)        (3,620,140)
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................................            2,593,236            633,663
                                                                                                   ------------      -------------
   SHARES SOLD - CLASS B .................................................................              240,146            129,806
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................                6,309             10,663
   SHARES REDEEMED - CLASS B .............................................................              (26,678)           (13,648)
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................................              219,777            126,821
                                                                                                   ------------      -------------
   SHARES SOLD - CLASS C .................................................................               71,845             80,437
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                3,307              7,011
   SHARES REDEEMED - CLASS C .............................................................              (27,048)           (20,141)
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................................               48,104             67,307
                                                                                                   ------------      -------------
   SHARES SOLD - CLASS Z (NOTE 1) ........................................................                  N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................                  N/A                N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ....................................................                  N/A                N/A
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................................                  N/A                N/A
                                                                                                   ------------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................................               11,886                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                    0                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................................                    0                N/A
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......................               11,886                N/A
                                                                                                   ------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................................               16,446                N/A
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ......................               16,446                N/A
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..            2,889,449            827,791
                                                                                                   ============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................         $   (370,317)     $           0
                                                                                                   ============      =============

                                                                                                     LARGE COMPANY CORE FUND
                                                                                            --------------------------------------
                                                                                             FOR THE SIX MONTHS            FOR THE
                                                                                            ENDED JUNE 30, 2005         YEAR ENDED
                                                                                                 (UNAUDITED)(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .................................................................              249,260            907,677
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................              713,995            435,913
   SHARES REDEEMED - CLASS A .............................................................           (1,410,138)        (2,559,965)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................................             (446,883)        (1,216,375)
                                                                                                  -------------      -------------
   SHARES SOLD - CLASS B .................................................................               63,775            176,952
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................              111,390             57,309
   SHARES REDEEMED - CLASS B .............................................................             (112,009)           (93,209)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................................               63,156            141,052
                                                                                                  -------------      -------------
   SHARES SOLD - CLASS C .................................................................                7,069            290,099
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................               93,855             57,480
   SHARES REDEEMED - CLASS C .............................................................             (188,373)          (242,815)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................................              (87,449)           104,764
                                                                                                  -------------      -------------
   SHARES SOLD - CLASS Z (NOTE 1) ........................................................            5,928,135                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................                    0                N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ....................................................             (519,008)               N/A
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................................            5,409,127                N/A
                                                                                                  -------------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................................            1,247,258            793,687
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........              327,951            200,954
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................................           (1,413,284)           (93,209)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......................              161,925            901,432
                                                                                                  -------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................................                  N/A                N/A
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ......................                  N/A                N/A
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..            5,099,876            (69,127)
                                                                                                  =============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................        $      53,675      $           0
                                                                                                  =============      =============

                                                                                                        U.S. VALUE FUND
                                                                                            --------------------------------------
                                                                                             FOR THE SIX MONTHS            FOR THE
                                                                                            ENDED JUNE 30, 2005         YEAR ENDED
                                                                                                 (UNAUDITED)(1)  DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .................................................................               39,935             86,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................                5,164             21,022
   SHARES REDEEMED - CLASS A .............................................................              (34,597)           (92,877)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..................................               10,502             14,590
                                                                                                  -------------      -------------
   SHARES SOLD - CLASS B .................................................................               22,366             71,108
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................                5,028             21,981
   SHARES REDEEMED - CLASS B .............................................................              (29,157)           (30,337)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..................................               (1,763)            62,752
                                                                                                  -------------      -------------
   SHARES SOLD - CLASS C .................................................................               16,077             38,764
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................                2,639             15,559
   SHARES REDEEMED - CLASS C .............................................................              (76,734)           (62,341)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..................................              (58,018)            (8,018)
                                                                                                  -------------      -------------
   SHARES SOLD - CLASS Z (NOTE 1) ........................................................            1,312,646          7,524,230
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................              146,798            627,559
   SHARES REDEEMED - CLASS Z (NOTE 1) ....................................................           (1,227,353)        (3,593,330)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..................................              232,091          4,558,459
                                                                                                  -------------      -------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................................              939,658          1,217,354
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                9,330              6,087
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................................             (301,460)        (1,213,371)
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ......................              647,528             10,070
                                                                                                  -------------      -------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................................                  N/A                N/A
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ......................                  N/A                N/A
                                                                                                  -------------      -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..              830,340          4,637,853
                                                                                                  =============      =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .............................        $     454,909      $      31,916
                                                                                                  =============      =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                  NET REALIZED
                                                               BEGINNING             NET                   AND        DISTRIBUTIONS
                                                               NET ASSET      INVESTMENT            UNREALIZED             FROM NET
                                                               VALUE PER          INCOME        GAIN (LOSS) ON           INVESTMENT
                                                                   SHARE          (LOSS)           INVESTMENTS               INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A

JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ................  $   11.63           (0.03)                 0.13                 0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ........................  $   10.08           (0.10)                 1.65                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ........................  $    7.55           (0.07)(4)              2.60                 0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ........................  $   10.59           (0.10)(4)             (2.94)                0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ..................  $   10.00           (0.01)                (0.86)(5)             0.00

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ................  $   11.41           (0.04)                 0.10                 0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ........................  $    9.97           (0.17)                 1.61                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ........................  $    7.51           (0.12)(4)              2.58                 0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ........................  $   10.57           (0.12)(4)             (2.94)                0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ..................  $   10.00           (0.04)                 0.87(5)              0.00

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ................  $   11.41           (0.17)                 0.23                 0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ........................  $    9.97           (0.18)                 1.62                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ........................  $    7.51           (0.12)(4)              2.58                 0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ........................  $   10.57           (0.13)(4)             (2.93)                0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ..................  $   10.00           (0.04)                 0.87(5)              0.00

ENDEAVOR SELECT FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ................  $    9.16           (0.03)                 0.10                 0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ........................  $    8.36           (0.09)(4)              1.47                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ........................  $    6.10           (0.07)(4)              2.33                 0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ........................  $    7.99           (0.07)(4)             (1.81)                0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .....................  $   10.00           (0.01)                (2.00)(5)             0.00

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ................  $    8.87           (0.02)                 0.06                 0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ........................  $    8.18           (0.15)(4)              1.42                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ........................  $    6.02           (0.12)(4)              2.28                 0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ........................  $    7.94           (0.12)(4)             (1.79)                0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .....................  $   10.00           (0.09)                (1.97)(5)             0.00

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ................  $    8.87           (0.03)                 0.07                 0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ........................  $    8.18           (0.16)(4)              1.43                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ........................  $    6.02           (0.13)(4)              2.29                 0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ........................  $    7.93           (0.12)(4)             (1.78)                0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .....................  $   10.00           (0.10)                (1.97)(5)             0.00

ADMINISTRATOR CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ..............  $    8.60            0.00(7)               0.43                 0.00

INSTITUTIONAL CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ..............  $    8.60            0.00(7)               0.43                 0.00

                                                                          DISTRIBUTIONS       ENDING
                                                                               FROM NET    NET ASSET
                                                                               REALIZED    VALUE PER
                                                                                  GAINS        SHARE
----------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
----------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..........................            0.00    $   11.73
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................................            0.00    $   11.63
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................................            0.00    $   10.08
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................................            0.00    $    7.55
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ............................           (0.26)   $   10.59

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..........................            0.00    $   11.47
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................................            0.00    $   11.41
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................................            0.00    $    9.97
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................................            0.00    $    7.51
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ............................           (0.26)   $   10.57

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..........................            0.00    $   11.47
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................................            0.00    $   11.41
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................................            0.00    $    9.97
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................................            0.00    $    7.51
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ............................           (0.26)   $   10.57

ENDEAVOR SELECT FUND
----------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..........................           (0.21)   $    9.02
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................................           (0.58)   $    9.16
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................................            0.00    $    8.36
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................................           (0.01)   $    6.10
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...............................            0.00    $    7.99

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..........................           (0.21)   $    8.70
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................................           (0.58)   $    8.87
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................................            0.00    $    8.18
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................................           (0.01)   $    6.02
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...............................            0.00    $    7.94

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..........................           (0.21)   $    8.70
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................................           (0.58)   $    8.87
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................................            0.00    $    8.18
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................................           (0.01)   $    6.02
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ...............................            0.00    $    7.93

ADMINISTRATOR CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ........................            0.00    $    9.03

INSTITUTIONAL CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ........................            0.00    $    9.03

                                                                       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                   --------------------------------------------------
                                                                   NET INVESTMENT       GROSS    EXPENSES         NET
                                                                    INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
---------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...................            (0.69)%      1.64%      (0.18)%      1.46%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................            (0.93)%      1.69%      (0.04)%      1.65%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................            (0.86)%      1.69%      (0.08)%      1.61%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................            (1.18)%      2.03%      (0.05)%      1.98%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 .....................             1.08 %      2.36%      (0.01)%      2.35%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...................            (1.49)%      2.45%      (0.18)%      2.27%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................            (1.69)%      2.46%      (0.04)%      2.42%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................            (1.34)%      2.47%      (0.42)%      2.05%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................            (1.38)%      4.69%      (2.45)%      2.24%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 .....................            (1.55)%      2.75%      (0.11)%      2.64%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...................            (1.54)%      2.64%      (0.37)%      2.27%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................            (1.72)%      2.56%      (0.11)%      2.45%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................            (1.39)%      2.57%      (0.45)%      2.12%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................            (1.51)%      4.18%      (1.85)%      2.33%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 .....................            (1.55)%      2.75%      (0.11)%      2.64%

ENDEAVOR SELECT FUND
---------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...................            (0.68)%      1.54%      (0.12)%      1.42%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................            (1.05)%      1.61%      (0.04)%      1.57%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................            (1.01)%      1.61%      (0.03)%      1.58%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................            (1.08)%      1.60%      (0.01)%      1.59%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ........................            (0.80)%      4.39%      (2.70)%      1.69%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...................            (1.41)%      2.31%      (0.13)%      2.18%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................            (1.72)%      2.39%      (0.04)%      2.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................            (1.79)%      2.40%      (0.06)%      2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................            (1.85)%      2.39%      (0.03)%      2.36%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ........................            (1.70)%     12.41%      (9.96)%      2.45%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...................            (1.47)%      2.35%      (0.13)%      2.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................            (1.82)%      2.41%      (0.04)%      2.37%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................            (1.83)%      2.45%      (0.07)%      2.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................            (1.78)%      2.32%      (0.04)%      2.28%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 ........................            (1.70)%     12.82%     (10.36)%      2.46%

ADMINISTRATOR CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) .................             0.19%       1.29%      (0.31)%      0.98%

INSTITUTIONAL CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) .................             0.69%       1.08%      (0.28)%      0.80%

                                                                                     PORTFOLIO      NET ASSETS AT
                                                                           TOTAL      TURNOVER      END OF PERIOD
                                                                        RETURN(2)       RATE(3)    (000'S OMITTED)
------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ........................        0.86%          138%    $       46,349
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................       15.38%          168%    $       42,959
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................       33.51%          234%    $       36,601
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................      (28.71)%         420%    $       28,291
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ..........................        8.45%           54%    $       28,102

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ........................        0.53%          138%    $        1,211
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................       14.44%          168%    $          950
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................       32.76%          234%    $          719
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................      (28.95)%         420%    $          323
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ..........................        8.25%           54%    $          120

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ........................        0.53%          138%    $          316
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................       14.44%          168%    $          474
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................       32.76%          234%    $          430
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................      (28.95)%         420%    $          194
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ..........................        8.25%           54%    $          108
ENDEAVOR SELECT FUND

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ........................        0.90%          132%    $      116,794
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................       16.80%          169%    $       94,805
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................       37.05%          244%    $       81,190
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................      (23.52)%         437%    $       55,762
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .............................      (20.10)%         360%    $       56,700

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ........................        0.59%          132%    $        3,679
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................       15.82%          169%    $        1,800
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................       35.88%          244%    $          622
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................      (24.04)%         437%    $          317
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .............................      (20.60)%         360%    $          455

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ........................        0.59%          132%    $        1,476
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................       15.82%          169%    $        1,080
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................       35.88%          244%    $          444
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................      (23.95)%         437%    $          231
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .............................      (20.70)%         360%    $          239

ADMINISTRATOR CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ......................        5.00%          132%    $          107

INSTITUTIONAL CLASS
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ......................        5.00%          132%    $          149

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              NET REALIZED
                                                           BEGINNING             NET                   AND        DISTRIBUTIONS
                                                           NET ASSET      INVESTMENT            UNREALIZED             FROM NET
                                                           VALUE PER          INCOME        GAIN (LOSS) ON           INVESTMENT
                                                               SHARE          (LOSS)           INVESTMENTS               INCOME
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   10.97            0.01                 (0.55)               (0.00)(7)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   10.81           (0.01)                 1.12                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $    8.81           (0.00)(4)(7)           2.02                (0.01)
OCTOBER 1, 2002 TO DECEMBER 31, 2002(8) .................  $    8.24            0.01(4)               0.57                (0.01)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...................  $    9.65            0.07                 (1.10)               (0.05)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...................  $   14.67            0.12                 (3.79)               (0.12)
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...................  $   11.72            0.14                  3.26                (0.14)

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   10.73           (0.03)                (0.53)                0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   10.69           (0.09)                 1.08                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $    8.79           (0.10)(4)              2.01                (0.00)(7)
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ..............  $    8.21           (0.02)(4)              0.60                 0.00

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   10.72           (0.06)                (0.50)                0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   10.69           (0.11)                 1.09                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $    8.79           (0.10)(4)              2.01                 0.00
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ..............  $    8.21           (0.02)(4)              0.60                (0.00)(7)

CLASS Z
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ..........  $    9.13            0.00(7)              (0.17)                0.00

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   11.07            0.02                 (0.55)               (0.00)(7)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   10.84            0.06                  1.12                 0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $    8.80            0.05(4)               2.03                (0.03)
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ..............  $    8.21            0.02(4)               0.59                (0.02)

U.S. VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   18.55            0.07                 (0.22)               (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   17.65            0.20                  2.22                (0.18)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $   13.66            0.14                  4.00                (0.15)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................  $   17.83            0.12(4)              (2.77)               (0.16)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................  $   20.65            0.05                 (2.56)               (0.06)
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) .............  $   19.99            0.00(7)               0.68                (0.02)

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   18.52           (0.01)                (0.21)               (0.01)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   17.64            0.07                  2.21                (0.06)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $   13.67            0.03                  3.98                (0.04)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................  $   17.81            0.02(4)              (2.78)               (0.02)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................  $   20.66           (0.00)(7)             (2.60)                0.00
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9)                $   19.99           (0.01)                 0.69                (0.01)

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ............  $   18.44           (0.02)                (0.20)               (0.00)(7)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................  $   17.56            0.06                  2.20                (0.04)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................  $   13.61            0.03                  3.97                (0.05)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................  $   17.82            0.02(4)              (2.78)               (0.09)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................  $   20.66           (0.00)(7)             (2.59)                0.00
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) .............  $   19.99           (0.01)                 0.69                (0.01)

                                                                          DISTRIBUTIONS       ENDING
                                                                               FROM NET    NET ASSET
                                                                               REALIZED    VALUE PER
                                                                                  GAINS        SHARE
----------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND
----------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (1.47)   $    8.96
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (0.95)   $   10.97
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................          (0.01)   $   10.81
OCTOBER 1, 2002 TO DECEMBER 31, 2002(8) ................................           0.00    $    8.81
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..................................          (0.33)   $    8.24
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ..................................          (1.23)   $    9.65
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ..................................          (0.31)   $   14.67

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (1.47)   $    8.70
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (0.95)   $   10.73
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................          (0.01)   $   10.69
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 .............................           0.00    $    8.79

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (1.47)   $    8.69
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (0.95)   $   10.72
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................          (0.01)   $   10.69
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 .............................           0.00    $    8.79

CLASS Z
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) .........................           0.00    $    8.96

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (1.47)   $    9.07
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (0.95)   $   11.07
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................          (0.01)   $   10.84
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 .............................           0.00    $    8.80

U.S. VALUE FUND
----------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (0.29)   $   18.06
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (1.34)   $   18.55
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................           0.00    $   17.65
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................................          (1.36)   $   13.66
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................................          (0.25)   $   17.83
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) ............................           0.00    $   20.65

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (0.29)   $   18.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (1.34)   $   18.52
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................           0.00    $   17.64
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................................          (1.36)   $   13.67
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................................          (0.25)   $   17.81
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) ............................           0.00    $   20.66

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...........................          (0.29)   $   17.93
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................          (1.34)   $   18.44
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................           0.00    $   17.56
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................................          (1.36)   $   13.61
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................................          (0.25)   $   17.82
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) ............................           0.00    $   20.66

                                                                       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                   --------------------------------------------------
                                                                   NET INVESTMENT       GROSS    EXPENSES         NET
                                                                    INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
---------------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................            0.19%       1.63%     (0.24)%       1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................           (0.07)%      1.61%     (0.16)%       1.45%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................           (0.04)%      1.69%     (0.24)%       1.45%
OCTOBER 1, 2002 TO DECEMBER 31, 2002(8) .........................            0.01%       3.05%     (1.55)%       1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........................            0.82%       3.74%     (2.24)%       1.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........................            1.00%       4.72%     (3.22)%       1.50%
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........................            1.10%       3.90%     (2.40)%       1.50%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................           (0.67)%      2.40%     (0.15)%       2.25%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................           (0.94)%      2.40%      0.00%        2.40%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................           (0.99)%      2.47%     (0.07)%       2.40%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......................           (0.20)%      4.23%     (1.73)%       2.50%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................           (0.71)%      2.40%     (0.12)%       2.28%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................           (1.01)%      2.52%     (0.11)%       2.41%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................           (1.02)%      2.53%     (0.12)%       2.41%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......................           (0.20)%      4.20%     (1.70)%       2.50%

CLASS Z
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) ..................            0.08%       1.72%     (0.28)%       1.44%
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................            0.57%       1.36%     (0.38)%       0.98%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................            0.43%       1.33%     (0.33)%       1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................            0.54%       1.39%     (0.44)%       0.95%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......................            1.10%       2.91%     (1.91)%       1.00%

U.S. VALUE FUND
---------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................            0.78%       1.39%     (0.08)%       1.31%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................            1.14%       1.41%     (0.06)%       1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................            0.99%       1.40%     (0.02)%       1.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............................            0.93%       1.30%     (0.02)%       1.28%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............................            0.07%       1.83%      0.00%        1.83%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) .....................            0.12%       1.34%      0.00%        1.34%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................            0.00%(7)    2.17%     (0.08)%       2.09%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................            0.39%       2.15%     (0.05)%       2.10%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................            0.21%       2.17%     (0.02)%       2.15%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............................            0.11%       2.15%     (0.02)%       2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............................           (0.36)%      2.88%     (0.63)%       2.25%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) .....................           (0.49)%      2.00%      0.00%        2.00%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....................           (0.04)%      2.19%     (0.07)%       2.12%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............................            0.31%       2.23%     (0.06)%       2.17%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............................            0.18%       2.24%     (0.04)%       2.20%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............................            0.15%       2.16%     (0.01)%       2.15%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............................           (0.29)%      2.37%     (0.21)%       2.16%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9)                                 (0.47)%      2.00%      0.00%        2.00%

                                                                                     PORTFOLIO      NET ASSETS AT
                                                                           TOTAL      TURNOVER      END OF PERIOD
                                                                        RETURN(2)       RATE(3)    (000'S OMITTED)
---------------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND
---------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (5.16)%        114%     $       41,043
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................      10.69%         190%     $       55,121
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      22.93%         148%     $       67,463
OCTOBER 1, 2002 TO DECEMBER 31, 2002(8) ..............................       6.99%          36%     $        8,597
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ................................     (11.47)%        190%     $        6,155
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ................................     (26.39)%        222%     $        4,091
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ................................      29.48%         143%     $        4,826

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (5.48)%        114%     $        7,928
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................       9.67%         190%     $        9,103
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      21.74%         148%     $        7,559
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...........................       7.06%          36%     $          490

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (5.49)%        114%     $        5,283
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................       9.57%         190%     $        7,457
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      21.73%         148%     $        6,312
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...........................       7.09%          36%     $          484

CLASS Z
APRIL 11, 2005(6) TO JUNE 30, 2005 (UNAUDITED) .......................      (1.86)%        114%     $       48,460

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (4.98)%        114%     $       21,352
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................      11.32%         190%     $       24,257
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      23.66%         148%     $       35,372
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ...........................       7.38%          36%     $          107

U.S. VALUE FUND
------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (0.81)%         42%     $        5,317
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................      14.08%          47%     $        5,264
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      30.48%          53%     $        4,752
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................................     (16.34)%         90%     $        2,524
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................................     (12.17)%        116%     $        2,622
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) ..........................       3.45%          14%     $          167

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (1.18)%         42%     $        6,158
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................      13.20%          47%     $        6,369
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      29.37%          53%     $        4,958
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................................     (17.01)%         90%     $        3,124
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................................     (12.60)%        116%     $        2,496
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) ..........................       3.43%          14%     $          131

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........................      (1.19)%         42%     $        3,135
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................................      13.15%          47%     $        4,294
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................................      29.42%          53%     $        4,230
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................................     (17.05)%         90%     $        1,426
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................................     (12.55)%        116%     $          612
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(9) ..........................       3.42%          14%     $          103

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                NET REALIZED
                                                                   BEGINNING          NET                AND    DISTRIBUTIONS
                                                                   NET ASSET   INVESTMENT         UNREALIZED         FROM NET
                                                                   VALUE PER       INCOME     GAIN (LOSS) ON       INVESTMENT
                                                                       SHARE       (LOSS)        INVESTMENTS           INCOME
------------------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS Z
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............     $     18.68         0.07              (0.22)           (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................     $     17.77         0.20               2.24            (0.19)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................     $     13.74         0.15               3.99            (0.11)
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......................     $     17.87         0.05(4)           (2.79)           (0.03)
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......................     $     20.65         0.11              (2.53)           (0.11)
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10)...................     $     21.63         0.03              (0.52)           (0.03)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000  ......................     $     20.58         0.05               1.53            (0.05)

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)................     $     18.40         0.11              (0.23)           (0.07)
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................     $     17.52         0.27               2.21            (0.26)
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................     $     13.56         0.16               4.02            (0.22)
JANUARY 1, 2002(6) TO DECEMBER 31, 2002.....................     $     17.87         0.22(4)           (2.81)           (0.36)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                              DISTRIBUTIONS         ENDING
                                                                   FROM NET      NET ASSET
                                                                   REALIZED      VALUE PER
                                                                      GAINS          SHARE
-------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS Z
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............          (0.29)     $   18.19
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................          (1.34)     $   18.68
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................           0.00      $   17.77
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......................          (1.36)     $   13.74
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......................          (0.25)     $   17.87
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ..................          (0.46)     $   20.65
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......................          (0.48)     $   21.63

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............          (0.29)     $   17.92
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................          (1.34)     $   18.40
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................           0.00      $   17.52
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 ....................          (1.36)     $   13.56

                                                                    RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                              ----------------------------------------------------
                                                              NET INVESTMENT        GROSS     EXPENSES         NET
                                                               INCOME (LOSS)     EXPENSES       WAIVED    EXPENSES
------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS Z

JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............            0.75%        1.47%      (0.13)%       1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................            1.16%        1.37%      (0.05)%       1.32%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................            0.83%        1.58%      (0.03)%       1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......................            0.34%        1.91%      (0.01)%       1.90%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......................            0.58%        1.22%       0.00%        1.22%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ..................            0.76%        1.06%       0.00%        1.06%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000. ......................            0.30%       10.04%      (9.00)%       1.04%

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............            1.14%        1.16%      (0.20)%       0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................            1.54%        1.06%      (0.11)%       0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................            1.32%        1.07%      (0.10)%       0.97%
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 ....................            1.63%        1.11%      (0.14)%       0.97%

                                                                             PORTFOLIO        NET ASSETS AT
                                                                  TOTAL       TURNOVER        END OF PERIOD
                                                              RETURN(2)        RATE(3)      (000'S OMITTED)
------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND (CONTINUED)

CLASS Z
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............     (0.80)%            42%     $       249,844
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................     14.11 %            47%     $       252,256
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................     30.23 %            53%     $       158,963
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......................    (16.86)%            90%     $       197,477
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......................    (11.72)%           116%     $       186,423
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ..................     (2.17)%            14%     $       250,920
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .......................      7.72 %            47%     $       252,386

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...............     (0.65)%            42%     $       101,176
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......................     14.53 %            47%     $        91,940
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......................     31.03 %            53%     $        87,368
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 ....................    (15.98)%            90%     $        11,220

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)   Calculated based upon average shares outstanding.

(5) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

(6)   Commencement of operations.

(7)   Amount calculated is less than $0.005 or 0.005%.

(8) In 2002, the Fund changed its fiscal year-end from September 30 to December 31.

(9) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.

(10)  In 2000, the Fund changed its fiscal year-end from October 31 to December
      31.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                          WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Endeavor Large Cap Fund, Endeavor Select Fund, Large Company Core Fund, and U.S. Value Fund. Each Fund, except for the Endeavor Select Fund, is a diversified series of the Trust. The Endeavor Select Fund is a non-diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                             Before Reorganization                After Reorganization
                                                        ----------------------------------    ----------------------------
                                                                  Target Funds                       Acquiring Fund
--------------------------------------------------------------------------------------------------------------------------
                                                         STRONG        STRONG ADVISOR LARGE    WELLS FARGO ADVANTAGE LARGE
      Fund                                             VALUE FUND        COMPANY CORE FUND*         COMPANY CORE FUND
--------------------------------------------------------------------------------------------------------------------------
      Shares:
--------------------------------------------------------------------------------------------------------------------------
         CLASS A                                                --           5,114,131                 5,114,131
--------------------------------------------------------------------------------------------------------------------------
         CLASS B                                                --             959,352                   959,352
--------------------------------------------------------------------------------------------------------------------------
         CLASS C                                                --             680,251                   680,251
--------------------------------------------------------------------------------------------------------------------------
         CLASS K                                                --           2,373,995                        --
--------------------------------------------------------------------------------------------------------------------------
         CLASS Z                                                --                  --                 5,862,812
--------------------------------------------------------------------------------------------------------------------------
         ADMINISTRATOR CLASS                                    --                  --                 2,373,995
--------------------------------------------------------------------------------------------------------------------------
         INVESTOR CLASS                                  5,653,825                  --                        --
--------------------------------------------------------------------------------------------------------------------------
      Net Assets:
--------------------------------------------------------------------------------------------------------------------------
         CLASS A                                                --        $ 46,701,354              $ 46,701,354
--------------------------------------------------------------------------------------------------------------------------
         CLASS B                                                --           8,517,465                 8,517,465
--------------------------------------------------------------------------------------------------------------------------
         CLASS C                                                --           6,033,440                 6,033,440
--------------------------------------------------------------------------------------------------------------------------
         CLASS K                                                --          21,929,246                        --
--------------------------------------------------------------------------------------------------------------------------
         CLASS Z                                                --                  --                53,538,176
--------------------------------------------------------------------------------------------------------------------------
         ADMINISTRATOR CLASS                                    --                  --                21,929,246
--------------------------------------------------------------------------------------------------------------------------
         INVESTOR CLASS                               $ 53,538,176                  --                        --
--------------------------------------------------------------------------------------------------------------------------
      Unrealized appreciation (depreciation)             1,141,273             272,324                 1,413,597
--------------------------------------------------------------------------------------------------------------------------
      Accumulated net realized losses                     (345,361)           (108,708)                 (454,069)
--------------------------------------------------------------------------------------------------------------------------

*Designates the accounting survivor.

                                                   NOTES TO FINANCIAL STATEMENTS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                          (UNAUDITED)
--------------------------------------------------------------------------------


                                                             Before Reorganization                After Reorganization
                                                        ----------------------------------    ----------------------------
                                                                  Target Funds                       Acquiring Fund
--------------------------------------------------------------------------------------------------------------------------
                                                     STRONG STRATEGIC       STRONG ADVISOR        WELLS FARGO ADVANTAGE
      Fund                                              VALUE FUND          U.S. VALUE FUND*         U.S. VALUE FUND
--------------------------------------------------------------------------------------------------------------------------
      Shares:
--------------------------------------------------------------------------------------------------------------------------
         CLASS A                                                 --                294,311                 294,311
--------------------------------------------------------------------------------------------------------------------------
         CLASS B                                                 --                346,904                 346,904
--------------------------------------------------------------------------------------------------------------------------
         CLASS C                                                 --                189,397                 189,397
--------------------------------------------------------------------------------------------------------------------------
         CLASS K                                                 --              5,097,233                      --
--------------------------------------------------------------------------------------------------------------------------
         CLASS Z                                                 --             13,619,424              13,735,446
--------------------------------------------------------------------------------------------------------------------------
         ADMINISTRATOR CLASS                                     --                     --               5,097,233
--------------------------------------------------------------------------------------------------------------------------
         INVESTOR CLASS                                     192,515                     --                      --
--------------------------------------------------------------------------------------------------------------------------
      Net Assets:
--------------------------------------------------------------------------------------------------------------------------
         CLASS A                                                 --          $   5,337,775           $   5,337,775
--------------------------------------------------------------------------------------------------------------------------
         CLASS B                                                 --              6,282,018               6,282,018
--------------------------------------------------------------------------------------------------------------------------
         CLASS C                                                 --              3,415,518               3,415,518
--------------------------------------------------------------------------------------------------------------------------
         CLASS K                                                 --             91,666,796                      --
--------------------------------------------------------------------------------------------------------------------------
         CLASS Z                                                 --            248,810,236             250,929,810
--------------------------------------------------------------------------------------------------------------------------
         ADMINISTRATOR CLASS                                     --                                     91,666,796
--------------------------------------------------------------------------------------------------------------------------
         INVESTOR CLASS                               $   2,119,574                                             --
--------------------------------------------------------------------------------------------------------------------------
      Unrealized appreciation (depreciation)                370,013             53,778,817              54,148,830
--------------------------------------------------------------------------------------------------------------------------
      Accumulated net realized losses                            --               (857,839)               (857,839)
--------------------------------------------------------------------------------------------------------------------------

*Designates the accounting survivor.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                           Acquiring Funds                                               Target Funds
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND - CLASS A              STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS A
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND - CLASS B              STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS B
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND - CLASS C              STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS C
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND - CLASS A                 STRONG ADVISOR SELECT FUND CLASS A
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND - CLASS B                 STRONG ADVISOR SELECT FUND CLASS B
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND - CLASS C                 STRONG ADVISOR SELECT FUND CLASS C
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND - ADMINISTRATOR CLASS     NEW
-------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND - INSTITUTIONAL CLASS     NEW

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                          WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

                                                   NOTES TO FINANCIAL STATEMENTS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                          (UNAUDITED)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the U.S. Value Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                      Capital Loss
      Fund                      Year Expires         Carryforwards
-------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND       2010                $ 89,875
-------------------------------------------------------------------

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                    Sub-Advisory
                                                                                                                       Fees
                                                          Advisory Fees*                                            (% of Average
                                       Average Daily      (% of Average                           Average Daily       Daily Net
      Fund                              Net Assets       Daily Net Assets)  Sub-Adviser            Net Assets          Assets)
---------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND         $0 - $499 million      0.750          Wells Capital         $0 - $200 million     0.350
                                    $500 - $999 million      0.700           Management         $200 - $400 million     0.300
                                     $1 - $2.99 billion      0.650          Incorporated             > $400 million     0.250
                                     $3 - $4.99 billion      0.625
                                         >$4.99 billion      0.600
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                          WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                                 Sub-Advisory
                                                                                                                     Fees
                                                        Advisory Fees*                                           (% of Average
                                   Average Daily        (% of Average                         Average Daily        Daily Net
      Fund                           Net Assets       Daily Net Assets)    Sub-Adviser          Net Assets          Assets)
------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND        $0 - $499 million         0.750          Wells Capital     $0 - $200 million       0.350
                                $500 - $999 million         0.700            Management    $200 - $400 million       0.300
                                 $1 - $2.99 billion         0.650          Incorporated         > $400 million       0.250
                                 $3 - $4.99 billion         0.625
                                    > $4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND     $0 - $499 million         0.750             Matrix          $0 - $50 million       0.200
                                $500 - $999 million         0.700              Asset             > $50 million       0.160
                                 $1 - $2.99 billion         0.650         Advisors, Inc.
                                 $3 - $4.99 billion         0.625
                                    > $4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND             $0 - $499 million         0.750          Wells Capital     $0 - $200 million       0.350
                                $500 - $999 million         0.700            Management    $200 - $400 million       0.300
                                 $1 - $2.99 billion         0.650          Incorporated         > $400 million       0.250
                                 $3 - $4.99 billion         0.625
                                    > $4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Funds Management was entitled to receive an annual fee at the following rate:

                                                                             Advisory Fees
                                                    Average Daily            (% of Average
                                                     Net Assets            Daily Net Assets)
----------------------------------------------------------------------------------------------
      STRONG ADVISOR ENDEAVOR LARGE CAP FUND           $0 - $4 billion            0.750
                                               $4 billion - $6 billion            0.725
                                                          > $6 billion            0.700
----------------------------------------------------------------------------------------------
      STRONG ADVISOR SELECT FUND                       $0 - $4 billion            0.750
                                               $4 billion - $6 billion            0.725
                                                          > $6 billion            0.700
----------------------------------------------------------------------------------------------
      STRONG ADVISOR LARGE COMPANY CORE FUND           $0 - $4 billion            0.750
                                               $4 billion - $6 billion            0.725
                                                          > $6 billion            0.700
----------------------------------------------------------------------------------------------
      STRONG ADVISOR U.S. VALUE FUND                  All asset levels            0.550

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                         Administration Fees**
                                                    Average Daily           (% of Average
                                                      Net Assets           Daily Net Assets)
----------------------------------------------------------------------------------------------
      FUND LEVEL                                    $0 - $4.99 billion           0.05
                                                    $5 - $9.99 billion           0.04
                                                       > $9.99 billion           0.03
----------------------------------------------------------------------------------------------
      CLASS A, CLASS B AND CLASS C(1)                                            0.28
----------------------------------------------------------------------------------------------
      CLASS Z(1)                                                                 0.45
----------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                                        0.10
----------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                                        0.08
----------------------------------------------------------------------------------------------

      (1) The class-level administration fee is reduced by 0.05% for the Class A, Class B, Class C and Class Z shares of the U.S. Value Fund.

                                                   NOTES TO FINANCIAL STATEMENTS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                          (UNAUDITED)
--------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

      Share Class                                 % of Average Daily Net Assets
--------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C AND CLASS Z                    0.30
--------------------------------------------------------------------------------
      CLASS K                                                  0.25
--------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                      0.02

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the period from January 1, 2005 though April 10, 2005, as shown below, have been combined with administration fees.

                                                     Transfer Agent Fees and
                                                      Other Related Expenses
--------------------------------------------------------------------------------
      STRONG ADVISOR ENDEAVOR LARGE CAP FUND
         CLASS A                                         $   17,763
         CLASS B                                                485
         CLASS C                                                246
--------------------------------------------------------------------------------
      STRONG ADVISOR SELECT FUND
         CLASS A                                             45,768
         CLASS B                                              1,110
         CLASS C                                                605
--------------------------------------------------------------------------------
      STRONG ADVISOR LARGE COMPANY CORE FUND
         CLASS A                                             25,108
         CLASS B                                               4655
         CLASS C                                              3,590
         CLASS K                                             10,648
--------------------------------------------------------------------------------
      STRONG ADVISOR U.S. VALUE FUND
         CLASS A                                              2,620
         CLASS B                                              3,491
         CLASS C                                              2,156
         CLASS K                                             47,782
         CLASS Z                                            219,447

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                  % of Average Daily Net Assets
--------------------------------------------------------------------------------
      ALL LARGE CAP STOCK FUNDS                                0.02
--------------------------------------------------------------------------------

      Prior to March 4, 2005, State Street served as custodian for the Strong Advisor Endeavor Large Cap Fund and Strong Advisor Select Fund. Prior to April 11, 2005, State Street served as custodian for the Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund. From April 11, 2005 to April 22, 2005, State Street served as interim custodian for the Large Company Core Fund and U.S. Value Fund. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                          WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

      Share Class                                                  % of Average Daily Net Assets***
---------------------------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C, CLASS Z AND ADMINISTRATOR CLASS               0.25
---------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                                      0.00

      ***Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

      Fund                        Class A     Class B   Class C    Class Z   Administrator
------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND     $ 24,369     $ 526     $ 156         N/A          N/A
------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND          59,692     1,681       712         N/A         $ 23
------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND       24,461     4,587     3,112    $ 28,356       12,845
------------------------------------------------------------------------------------------
      U.S. VALUE FUND                2,965     3,434     1,748     138,315       52,879

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class A, Class B and Class C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

      For the six months ended June 30, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 4, 2005, State Street served as fund accountant for the Strong Advisor Endeavor Large Cap Fund and Strong Advisor Select Fund. Prior to April 11, 2005, State Street served as fund accountant for the Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund. Fund accounting fees were paid by the Funds' administrator and not by the Funds. From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for Large Company Core Fund and U.S. Value Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005, were as follows:

                                                       Net Operating Expense Ratios
      Fund                        Class A    Class B    Class C    Class Z   Administrator   Institutional
----------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND      1.25%      2.00%      2.00%        N/A          N/A             N/A
----------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND         1.25%      2.00%      2.00%        N/A        1.00%           0.80%
----------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND      1.25%      2.00%      2.00%      1.42%        0.95%             N/A
----------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND              1.25%      2.00%      2.00%      1.32%        0.96%             N/A

      Prior to April 11, 2005, the Strong Funds' interim adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital Management, Inc. ("SCM") had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the funds from May 21, 2004 to May 21, 2005. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for the Class A shares of the Strong Advisor Select Fund and Strong Advisor U.S. Value Fund and the Class B and Class C shares of the Strong Advisor Endeavor Large Cap Fund, Strong

                                                   NOTES TO FINANCIAL STATEMENTS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                          (UNAUDITED)
--------------------------------------------------------------------------------

Advisor Select Fund, Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund until May 1, 2005, to keep total annual operating expenses at no more than 2.50%. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for the Class A shares of the Strong Advisor Large Company Core Fund until May 1, 2005, to keep total annual operating expenses at no more than 1.50%. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for the Class K shares of the Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund until May 1, 2005, to keep total annual operating expenses at no more than 0.99%. However, effective April 11, 2005, the funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                 Waived Fees and
                                               Reimbused Expenses
--------------------------------------------------------------------------------
      STRONG ADVISOR ENDEAVOR LARGE CAP FUND
         FUND LEVEL                                  $4,648
         CLASS A                                          0
         CLASS B                                          0
         CLASS C                                        341
--------------------------------------------------------------------------------
      STRONG ADVISOR SELECT FUND
         FUND LEVEL                                  10,743
         CLASS A                                          0
         CLASS B                                          0
         CLASS C                                          0
--------------------------------------------------------------------------------
      STRONG ADVISOR LARGE COMPANY CORE FUND
         FUND LEVEL                                  10,046
         CLASS A                                     24,151
         CLASS B                                          0
         CLASS C                                          0
         CLASS K                                     19,195
--------------------------------------------------------------------------------
      STRONG ADVISOR U.S. VALUE FUND
         FUND LEVEL                                  39,294
         CLASS A                                          0
         CLASS B                                          0
         CLASS C                                          0
         CLASS K                                     24,430
         CLASS Z                                          0

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Fund                      Purchases at Cost    Sales Proceeds
--------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND      $ 24,512,687      $ 22,533,964
--------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND           74,868,121        47,294,029
--------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND        80,403,368        97,253,758
--------------------------------------------------------------------------------
      U.S. VALUE FUND                62,389,973        41,176,535

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                          WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, there were no borrowings by the Large Cap Stock Funds under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

---------------------------------------------------------------------------------------------------------
                               POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE             LENGTH OF SERVICE ***  PAST FIVE YEARS                 OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
      J. Tucker Morse          Trustee since 1987     Private Investor/Real Estate    None
      60                                              Developer; Chairman of White
                                                      Point Capital, LLC.

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------
                               POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE             LENGTH OF SERVICE ***  PAST FIVE YEARS                 OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
      Thomas S. Goho           Trustee since 1987     Associate Professor of          None
      62                                              Finance, Wake Forest
                                                      University, Calloway School
                                                      of Business and Accountancy.
---------------------------------------------------------------------------------------------------------
      Peter G. Gordon          Trustee since 1998     Chairman, CEO, and Co-          None
      62                       (Chairman since 2005)  Founder of Crystal Geyser
                                                      Water Company and President
                                                      of Crystal Geyser Roxane
                                                      Water Company.
---------------------------------------------------------------------------------------------------------
      Richard M. Leach         Trustee since 1987     Retired. Prior thereto,         None
      71                                              President of Richard M. Leach
                                                      Associates (a financial
                                                      consulting firm).
---------------------------------------------------------------------------------------------------------
      Timothy J. Penny         Trustee since 1996     Senior Counselor to the         None
      53                                              public relations firm of
                                                      Himle-Horner and Senior
                                                      Fellow at the Humphrey
                                                      Institute, Minneapolis,
                                                      Minnesota (a public policy
                                                      organization).
---------------------------------------------------------------------------------------------------------
      Donald C. Willeke        Trustee since 1996     Principal in the law firm of    None
      65                                              Willeke & Daniels.
---------------------------------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

OFFICERS

---------------------------------------------------------------------------------------------------------
                               POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE             LENGTH OF SERVICE      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
      Karla M. Rabusch         President, since 2003  Executive Vice President of     None
      46                                              Wells Fargo Bank, N.A.
                                                      President of Wells Fargo
                                                      Funds Management, LLC. Senior
                                                      Vice President and Chief
                                                      Administrative Officer of
                                                      Wells Fargo Funds Management,
                                                      LLC from 2001 to 2003. Vice
                                                      President of Wells Fargo
                                                      Bank, N.A. from 1997 to 2000.
---------------------------------------------------------------------------------------------------------
      Stacie D. DeAngelo       Treasurer, since 2003  Senior Vice President of        None
      36                                              Wells Fargo Bank, N.A. Senior
                                                      Vice President of Operations
                                                      for Wells Fargo Funds
                                                      Management, LLC. Prior there-
                                                      to, Operations Manager at
                                                      Scudder Weisel Capital, LLC
                                                      from 2000 to 2001. Director
                                                      of Shareholder Services at
                                                      BISYS Fund Services from 1999
                                                      to 2000.
---------------------------------------------------------------------------------------------------------
      C. David Messman         Secretary, since 2000  Vice President and Managing     None
      45                                              Senior Counsel of Wells Fargo
                                                      Bank, N.A. Senior Vice
                                                      President and Secretary of
                                                      Wells Fargo Funds Management,
                                                      LLC. Vice President and
                                                      Senior Counsel of Wells Fargo
                                                      Bank, N.A. from 1996 to 2003.
---------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD  CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:
ENDEAVOR LARGE CAP FUND, ENDEAVOR SELECT FUND, LARGE COMPANY CORE FUND AND U.S. VALUE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Endeavor Large Cap Fund, Endeavor Select Fund, Large Company Core Fund and U.S. Value Fund (the "Funds"); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Endeavor Large Cap Fund, Endeavor Select Fund and U.S. Value Fund; and (iii) an investment sub-advisory agreement with Matrix Asset Advisors, Inc. ("Matrix") for the Large Company Core Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Matrix (the "Sub-Advisers"), are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers, and the continuation of the Advisory Agreements.

      The Board initially approved the Advisory Agreements for the Funds, at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

          STRONG FUNDS                      WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
Advisor Endeavor Large Cap Fund*   Endeavor Large Cap Fund
--------------------------------------------------------------------------------
Advisor Select Fund*               Endeavor Select Fund
--------------------------------------------------------------------------------
Advisor Large Company Core Fund*   Large Company Core Fund
Value Fund
--------------------------------------------------------------------------------
Advisor U.S. Value Fund*           U.S. Value Fund
Strategic Value Fund
--------------------------------------------------------------------------------
      *Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. Responses of Funds Management and the Sub-Advisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and the Sub-Advisers.

      The Board also considered the ability of Funds Management and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding Funds Management's and each Sub-Adviser's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-advisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to the Funds by Funds Management and the Sub-Advisers.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund was better than, or not appreciably below, the median performance of each Fund's Peer Group for all time periods.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Funds' net operating expense ratios were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administration services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Funds had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Funds. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Endeavor Large Cap Fund, Endeavor Select Fund and U.S. Value Fund was not a material factor in determining whether to renew the agreements. The Board considered that the sub-advisory fees paid to Matrix had been negotiated by Funds Management on an arms length basis and was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential realization of any economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Board concluded that any potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by the Sub-Advisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in the business of Funds Management and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

      The Board also considered the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of the Sub-Advisers regarding the anticipated allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Sub-Advisers in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15(c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and the Sub-Advisers, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS                WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO
ADVANTAGE FUNDS(SM) is available free
upon request. To obtain literature,
please write, e-mail, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Retail Investment Professionals:
888-877-9275
Institutional Investment
Professionals: 866-765-0778
Web:www.wellsfargo.com/advantagefunds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE MAY - LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(c) 2005 Wells Fargo     www.wellsfargo.com/advantagefunds     RT51959 08-05
Advantage Funds, LLC.                                        SLCFLD/SAR120 06-05
 All rights reserved.

                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS

--------------------------------------------------------------------------------
                                  JUNE 30, 2005
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                 WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

                 WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

                 WELLS FARGO ADVANTAGE GROWTH FUND

                 WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND

                 WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ......................................................  1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
    Capital Growth Fund .....................................................  2
    Dividend Income Fund ....................................................  4
    Growth Fund .............................................................  6
    Growth and Income Fund ..................................................  8
    Large Cap Growth Fund ................................................... 10
Fund Expenses ............................................................... 12
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
    Capital Growth Fund ..................................................... 14
    Dividend Income Fund .................................................... 17
    Growth Fund ............................................................. 21
    Growth and Income Fund .................................................. 25
    Large Cap Growth Fund ................................................... 27
Financial Statements
--------------------------------------------------------------------------------
    Statements of Assets and Liabilities .................................... 30
    Statements of Operations ................................................ 32
    Statements of Changes in Net Assets ..................................... 34
    Financial Highlights .................................................... 40
    Notes to Financial Highlights ........................................... 44
Notes to Financial Statements ............................................... 45
--------------------------------------------------------------------------------
Other Information ........................................................... 54
--------------------------------------------------------------------------------
List of Abbreviations ....................................................... 59
--------------------------------------------------------------------------------

            -----------------------------------------------------
              NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
            -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate -- its principal policy tool -- from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of the year. The S&P 500 Index was around 1200 as the year began. It ended the first half of 2005 at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period -- growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

 Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                            INCEPTION DATE
   Thomas J. Pence, CFA                     11/3/1997
   Erik J. Voss, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.84%(1) for the six-month period ending June 30, 2005, outperforming its benchmark, the S&P 500 Index2, which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance was due primarily to favorable stock selection within the energy, health care, and consumer staples sectors. Demand within the oil industry continued to strengthen during the period, and we were well positioned within this group. The Fund's performance was bolstered by its holdings in Transocean Incorporated, a provider of offshore contract drilling services, and Valero Energy Corporation, an oil refiner.

      Within health care, managed-care companies such as UnitedHealth Group Incorporated and WellPoint Incorporated delivered stable growth, as both companies benefited from strong pricing and increased enrollment. Our position in Alcon Incorporated, a dominant player in eye-care products, also offered attractive returns. The firm posted solid growth in its pharmaceutical and surgical divisions, resulting from its increased presence in emerging markets. Additionally, we continued to identify growth opportunities within all sectors including the consumer staples sector, where drug retailer CVS Corporation provided solid results for the Fund.

      In general, our information technology holdings detracted from the Fund's returns during the period, as corporations were slow to spend on technology initiatives. As a result, software companies, such as Check Point Software Technologies Limited, performed poorly during the period. These lackluster results were marginally offset by strength in specific technology positions. For example, Marvell Technology Group Limited delivered solid results as the firm continued to gain market share within the semi-conductor industry. Our position in Texas Instruments Incorporated also provided strong returns as the company continued to benefit from demand for evolving cell phone technology.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continued to identify growth opportunities in the health care and energy sectors. As a result, we increased our exposure in health care by adding UnitedHealth Group to the portfolio, and we enlarged our positions in Alcon and Medtronic Incorporated, health care equipment companies.

      We selectively added to our exposure in the energy sector by investing in Valero Energy, one of the top U.S. refining companies, and increasing our position in Canadian Natural Resources Limited, an exploration, development, and production company of crude and natural gas. In addition, we decreased our technology position by eliminating specific communications equipment and semi-conductor holdings, although we continued to invest in core growth firms. Furthermore, we significantly decreased our exposure to materials companies, specifically in metals and mining, chemicals, and packaging.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect corporate-profit growth to continue into the second half of 2005. Although consumer spending has proven resilient, we expect to become more selective about identifying companies that can generate growth even if broad consumer spending slows.

      In addition, we are diligently reviewing our current holdings and potential new investments to ensure that these companies can produce sustainable growth potential despite high energy prices and rising short-term interest rates. While growth stocks may be challenged by current market conditions, we remain focused on firms that are well positioned to produce respectable earnings and cash flow growth with reasonable valuations. We also remain committed to building a portfolio with a balanced mix of core and developing growth opportunities a strategy that we believe has served the Fund's investors well in both robust and weak economic periods.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

The views expressed are as of June 30,2005,and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                           6-Months*   1-Year   5-Year   Life of Fund
---------------------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Administrator Class (Incept. Date 6/30/2003)      1.09      11.13    1.15        9.78
---------------------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Institutional Class (Incept. Date 4/11/2005)      1.15      11.20    1.17        9.77
---------------------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Investor Class (Incept. Date 11/03/1997)          0.84      10.56    0.95        9.63
---------------------------------------------------------------------------------------------------------------------
      Benchmark
---------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                    (0.81)      6.32   (2.37)       5.08
---------------------------------------------------------------------------------------------------------------------

*RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Beta**                                                          1.15
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                         26.80x
--------------------------------------------------------------------------------
      Price to Book Ratio                                             3.27x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                       $19.46
--------------------------------------------------------------------------------
      Portfolio Turnover                                               121%
--------------------------------------------------------------------------------

**A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS
1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              12%
Consumer Staples                                     6%
Energy                                              11%
Financials                                           8%
Health Care                                         24%
Industrials                                          6%
Information Technology                              27%
Materials                                            2%
Telecommunication Services                           4%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------
      General Electric Company                        4.88%
--------------------------------------------------------------------------
      WellPoint Incorporated                          4.88%
--------------------------------------------------------------------------
      Sprint Corporation                              4.53%
--------------------------------------------------------------------------
      Dell Incorporated                               4.36%
--------------------------------------------------------------------------
      CVS Corporation                                 3.63%
--------------------------------------------------------------------------
      UnitedHealth Group Incorporated                 3.32%
--------------------------------------------------------------------------
      EMC Corporation                                 3.10%
--------------------------------------------------------------------------
      Medtronic Incorporated                          3.09%
--------------------------------------------------------------------------
      Yahoo! Incorporated                             3.07%
--------------------------------------------------------------------------
      Alcon Incorporated                              2.96%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
               CAPITAL GROWTH FUND -
                  INVESTOR CLASS           S&P 500 INDEX
 11/3/1997            10,000                  10,000
11/30/1997             9,940                  10,463
12/31/1997            10,106                  10,642
 1/31/1998            10,197                  10,760
 2/28/1998            10,879                  11,535
 3/31/1998            11,158                  12,126
 4/30/1998            11,532                  12,247
 5/31/1998            11,350                  12,037
 6/30/1998            11,227                  12,526
 7/31/1998            10,954                  12,393
 8/31/1998             9,706                  10,603
 9/30/1998             9,990                  11,282
10/31/1998            10,550                  12,199
11/30/1998            11,162                  12,938
12/31/1998            11,605                  13,683
 1/31/1999            12,127                  14,255
 2/28/1999            12,014                  13,812
 3/31/1999            12,781                  14,365
 4/30/1999            13,399                  14,921
 5/31/1999            13,008                  14,569
 6/30/1999            13,791                  15,377
 7/31/1999            13,709                  14,897
 8/31/1999            13,770                  14,824
 9/30/1999            13,584                  14,418
10/31/1999            14,453                  15,330
11/30/1999            15,323                  15,641
12/31/1999            17,657                  16,562
 1/31/2000            17,815                  15,730
 2/29/2000            19,177                  15,433
 3/31/2000            19,689                  16,941
 4/30/2000            18,581                  16,432
 5/31/2000            17,942                  16,096
 6/30/2000            19,285                  16,492
 7/31/2000            18,635                  16,235
 8/31/2000            21,064                  17,243
 9/30/2000            20,467                  16,333
10/31/2000            19,270                  16,263
11/30/2000            16,855                  14,982
12/31/2000            18,248                  15,056
 1/31/2001            18,918                  15,589
 2/28/2001            17,333                  14,169
 3/31/2001            16,557                  13,272
 4/30/2001            17,771                  14,302
 5/31/2001            17,734                  14,398
 6/30/2001            16,891                  14,048
 7/31/2001            16,620                  13,910
 8/31/2001            16,152                  13,040
 9/30/2001            15,101                  11,987
10/31/2001            15,585                  12,216
11/30/2001            16,243                  13,152
12/31/2001            16,610                  13,268
 1/31/2002            16,248                  13,074
 2/28/2002            16,061                  12,822
 3/31/2002            16,664                  13,304
 4/30/2002            16,350                  12,498
 5/31/2002            15,659                  12,406
 6/30/2002            14,467                  11,523
 7/31/2002            13,961                  10,625
 8/31/2002            14,037                  10,694
 9/30/2002            13,034                   9,533
10/31/2002            14,051                  10,371
11/30/2002            14,560                  10,981
12/31/2002            13,605                  10,336
 1/31/2003            13,260                  10,066
 2/28/2003            13,107                   9,915
 3/31/2003            13,461                  10,010
 4/30/2003            14,483                  10,835
 5/31/2003            15,109                  11,405
 6/30/2003            15,275                  11,551
 7/31/2003            15,683                  11,755
 8/31/2003            15,926                  11,984
 9/30/2003            15,658                  11,857
10/31/2003            16,552                  12,527
11/30/2003            16,667                  12,637
12/31/2003            17,063                  13,300
 1/31/2004            17,484                  13,544
 2/29/2004            17,688                  13,732
 3/31/2004            17,561                  13,525
 4/30/2004            17,446                  13,313
 5/31/2004            17,995                  13,495
 6/30/2004            18,289                  13,757
 7/31/2004            17,459                  13,302
 8/31/2004            17,139                  13,356
 9/30/2004            18,110                  13,500
10/31/2004            18,557                  13,706
11/30/2004            19,489                  14,261
12/31/2004            20,051                  14,746
 1/31/2005            19,247                  14,386
 2/28/2005            19,323                  14,689
 3/31/2005            19,172                  14,429
 4/30/2005            18,711                  14,156
 5/31/2005            19,938                  14,606
 6/30/2005            20,220                  14,626

--------------------------------------------------------------------------------
      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Large Company Growth Fund,its predecessor fund, and for periods prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, its predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund,its predecessor fund, and for periods prior to September
16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to reflect Investor Class expenses. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities. Effective at the close of business of April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND Investor Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND (the Fund) seeks above-average dividend income and long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Jennifer C. Newell, CFA                 7/1/1993
   Roger D. Newell

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 3.72%(1) for the six-month period ending June 30, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, electric utility, insurance, and capital goods stocks made the strongest contributions to the Fund's overall performance relative to the benchmark. In recent years, electric utility companies have reduced corporate debt, divested unprofitable investments, and focused their resources on core operations. These actions generated improved earnings, which, along with intensifying merger speculation, fueled optimism for the group. Within capital goods, strong demand for commercial aircraft and defense products drove up the stock prices of the Fund's holdings in this overweighted area. Stock selection in the insurance group and an underweighting in media and diversified financial services also made important contributions to relative performance.

      On the negative side, food and beverage stocks hurt the Fund's relative performance largely because rising raw material costs squeezed profit margins. The Fund had mixed results in the energy sector. Although petroleum companies were one of the strongest contributors to the Fund's absolute performance, an underweighting in positive-performing drilling and exploration companies hurt relative performance. We avoid investments in drilling and exploration companies, which typically have low or no dividend yields.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      After April 11, 2005, the Fund's portfolio weighting in the petroleum group increased from 12% to 20%, as a large number of petroleum stocks from the Strong Energy Fund moved into the newly established WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND. The combination also increased holdings among a broader array of securities.

      In addition, we began adding industries with attractive valuations based on our relative yield investment strategy, which uses the dividend yield of a stock relative to that of the market to identify investment opportunities in the common stocks of large, U.S. listed dividend paying companies. One such area was pharmaceuticals, which is currently out of favor but appears attractive to us on a long-term basis. Drug companies currently face challenges in building product pipelines, competing with generic drug makers, and managing product litigation. However, we believe the group's long-term potential is evidenced by positive fundamentals such as rising demand from an aging population and strong research and development capabilities. We purchased several high quality, dividend paying companies such as Pfizer Incorporated, Eli Lilly & Company, and Johnson & Johnson, as well as others, resulting in a modestly higher weighting in pharmaceutical stocks.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We will employ our relative yield investment strategy to identify undervalued areas of the market that offer significant long-term investment opportunities as well as an above market current dividend yield. For example, we will continue to add to our weighting in pharmaceutical companies as opportunities present themselves. Furthermore, although we will remain invested in the petroleum group, we may begin to reduce positions that have appreciated significantly and pay no or low dividends.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                       6-Months*   1-Year  5-Year   10-Year
-----------------------------------------------------------------------------------------------------------
      Dividend Income Fund - Administrator Class                          3.98      16.29   5.19     10.59
-----------------------------------------------------------------------------------------------------------
      Dividend Income Fund - Investor Class                               3.72      15.82   4.89     10.43
-----------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                (0.81)      6.32  (2.37)     9.94

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Beta**                                                    0.66
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                   15.70x
--------------------------------------------------------------------------------
      Price to Book Ratio                                       2.50x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                 $23.10
--------------------------------------------------------------------------------
      Portfolio Turnover                                          41%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary       6%
Consumer Staples            10%
Energy                      19%
Financials                  26%
Health Care                  5%
Industrials                 11%
Information Technology       6%
Materials                    4%
Telecommunication Services   8%
Utilities                    5%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Citigroup Incorporated                                     4.41%
--------------------------------------------------------------------------------
      Exxon Mobil Corporation                                    3.66%
--------------------------------------------------------------------------------
      ConocoPhillips                                             3.27%
--------------------------------------------------------------------------------
      Bank of America Corporation                                2.87%
--------------------------------------------------------------------------------
      General Electric Company                                   2.86%
--------------------------------------------------------------------------------
      Intel Corporation                                          2.31%
--------------------------------------------------------------------------------
      Procter & Gamble Company                                   2.27%
--------------------------------------------------------------------------------
      E.I. du Pont de Nemours and Company                        2.24%
--------------------------------------------------------------------------------
      Allstate Corporation                                       2.10%
--------------------------------------------------------------------------------
      Royal Dutch Petroleum Company                              2.10%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
                   DIVIDEND INCOME
                FUND - INVESTOR CLASS     S&P 500 INDEX
 6/30/1995             10,000                10,000
 7/31/1995             10,170                10,331
 8/31/1995             10,341                10,357
 9/30/1995             10,936                10,794
10/31/1995             11,174                10,756
11/30/1995             11,374                11,227
12/31/1995             12,062                11,443
 1/31/1996             12,292                11,832
 2/29/1996             12,081                11,943
 3/31/1996             11,973                12,058
 4/30/1996             11,973                12,235
 5/31/1996             12,021                12,550
 6/30/1996             12,467                12,598
 7/31/1996             11,823                12,042
 8/31/1996             11,891                12,296
 9/30/1996             12,029                12,988
10/31/1996             12,422                13,346
11/30/1996             12,914                14,353
12/31/1996             13,071                14,069
 1/31/1997             13,311                14,948
 2/28/1997             13,405                15,065
 3/31/1997             13,037                14,447
 4/30/1997             13,132                15,309
 5/31/1997             13,782                16,240
 6/30/1997             14,285                16,967
 7/31/1997             14,581                18,317
 8/31/1997             14,053                17,291
 9/30/1997             14,859                18,238
10/31/1997             14,870                17,629
11/30/1997             15,998                18,445
12/31/1997             16,674                18,761
 1/31/1998             16,595                18,969
 2/28/1998             16,753                20,336
 3/31/1998             18,220                21,376
 4/30/1998             17,530                21,591
 5/31/1998             17,202                21,221
 6/30/1998             17,546                22,082
 7/31/1998             17,170                21,848
 8/31/1998             16,760                18,692
 9/30/1998             18,404                19,890
10/31/1998             18,690                21,506
11/30/1998             19,160                22,809
12/31/1998             20,067                24,122
 1/31/1999             19,362                25,131
 2/28/1999             18,801                24,350
 3/31/1999             18,663                25,324
 4/30/1999             20,560                26,304
 5/31/1999             20,920                25,684
 6/30/1999             21,240                27,108
 7/31/1999             21,180                26,263
 8/31/1999             20,805                26,133
 9/30/1999             20,570                25,418
10/31/1999             20,898                27,025
11/30/1999             20,594                27,575
12/31/1999             20,184                29,198
 1/31/2000             20,581                27,731
 2/29/2000             18,760                27,207
 3/31/2000             20,911                29,867
 4/30/2000             21,600                28,968
 5/31/2000             22,193                28,376
 6/30/2000             21,243                29,075
 7/31/2000             21,548                28,621
 8/31/2000             23,044                30,398
 9/30/2000             24,624                28,793
10/31/2000             24,109                28,671
11/30/2000             23,970                26,412
12/31/2000             25,699                26,542
 1/31/2001             24,171                27,483
 2/28/2001             24,436                24,979
 3/31/2001             24,488                23,397
 4/30/2001             26,203                25,214
 5/31/2001             26,025                25,383
 6/30/2001             24,684                24,766
 7/31/2001             24,298                24,522
 8/31/2001             23,941                22,988
 9/30/2001             23,105                21,132
10/31/2001             23,030                21,535
11/30/2001             22,447                23,187
12/31/2001             22,821                23,390
 1/31/2002             22,581                23,049
 2/28/2002             22,626                22,604
 3/31/2002             23,537                23,454
 4/30/2002             22,481                22,033
 5/31/2002             22,497                21,871
 6/30/2002             21,284                20,314
 7/31/2002             19,720                18,731
 8/31/2002             19,827                18,853
 9/30/2002             17,553                16,806
10/31/2002             18,292                18,284
11/30/2002             18,831                19,359
12/31/2002             18,310                18,223
 1/31/2003             17,784                17,746
 2/28/2003             17,336                17,479
 3/31/2003             17,494                17,647
 4/30/2003             18,921                19,102
 5/31/2003             19,852                20,107
 6/30/2003             20,111                20,364
 7/31/2003             20,313                20,723
 8/31/2003             20,267                21,127
 9/30/2003             20,005                20,903
10/31/2003             21,253                22,085
11/30/2003             21,440                22,279
12/31/2003             22,795                23,446
 1/31/2004             22,967                23,877
 2/29/2004             23,311                24,208
 3/31/2004             23,063                23,843
 4/30/2004             22,577                23,470
 5/31/2004             22,828                23,791
 6/30/2004             23,281                24,253
 7/31/2004             22,919                23,451
 8/31/2004             23,281                23,545
 9/30/2004             23,651                23,800
10/31/2004             24,314                24,163
11/30/2004             25,529                25,141
12/31/2004             25,996                25,996
 1/31/2005             26,107                25,362
 2/28/2005             27,202                25,896
 3/31/2005             26,791                25,438
 4/30/2005             26,395                24,955
 5/31/2005             26,809                25,749
 6/30/2005             26,964                25,786
--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Dividend Income Fund, its predecessor fund, and for periods prior to December 31, 2001, reflects the performance of the Investor Class shares of the Strong Dividend Income
Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund, its predecessor fund. For periods prior to December 8, 2001, performance is based on the Fund's previous investment strategy as a non-diversified utilities fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND Investor Class shares for the most recent ten years with the S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Brandon M. Nelson, CFA                  12/31/1993
   Bruce C. Olson, CFA
   Thomas C. Ognar, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.86)%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund benefited from strong performance among individual stocks in a wide variety of sectors, including energy, information technology, and health care. This performance is a result of our discipline of finding individual stocks that have attractive growth opportunities. In addition, the Fund also benefited from holdings in the retail group. We dedicate most of our human resource efforts to company specific research and we try to find these opportunities in up, down, or sideways markets.

      The Fund's negative performers generally fit into two categories. The first was past winners whose stock price corrected during the period, including eBay Incorporated, First Marblehead Corporation, PETCO Animal Supplies Incorporated, and Rockwell Automation Incorporated. The second consisted of technology stocks including TIBCO Software Incorporated, Cognos Incorporated, and Polycom Incorporated. Sustained growth has been challenging for technology companies in an IT environment that is still recovering from the overindulgent spending seen at the beginning of this decade.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made two major strategic changes to the portfolio during the reporting period. Both of these changes were driven by our bottom-up -- stock-by-stock -- approach to stock picking and our diligent pursuit of growth companies we believe have the potential to gain considerable market share. As such, we de-emphasized stocks whose prospects were substantially tied to the overall economy, resulting in a lower weighting in financials and capital goods stocks. We also increased the Fund's exposure to secular growth stocks such as Urban Outfitters Incorporated, P.F. Chang's China Bistro Incorporated, and NAVTEQ Corporation.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      During the past year, the stock market has been stuck in a trading range, as investors have been wary of rising interest rates and soaring oil prices. However, we believe there are many reasons to be optimistic. Despite the market's recent lackluster performance, earnings growth has been strong and earnings expectations remain healthy. Moreover, long-term interest rates have been flat or declining, while the U.S. economy has continued to create jobs. In this environment, value stocks have continued to outperform growth stocks. Given this positive backdrop, we are finding opportunities to invest in growth stocks at attractive valuations as we are anticipating a reversal of the value stock outperforming growth stock trend.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class C shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Growth Fund, its predecessor fund, and for periods prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Class C sales charges and expenses. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth Fund, its predecessor fund, and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth Fund,its predecessor fund,and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Advisor Class expenses.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                 Including Sales Charge                    Excluding Sales Charge
                                          -------------------------------------   -------------------------------------
                                          6-Months*   1-Year   5-Year   10-Year   6-Months*   1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------------------
      Growth Fund - Class C                 (2.95)     2.33    (10.83)    7.96     (1.95)      3.33    (10.83)   7.96
-----------------------------------------------------------------------------------------------------------------------
      Growth Fund - Administrator Class                                            (1.68)      4.37     (9.68)   9.32
-----------------------------------------------------------------------------------------------------------------------
      Growth Fund - Advisor Class                                                  (1.82)      3.85    (10.11)   8.89
-----------------------------------------------------------------------------------------------------------------------
      Growth Fund - Institutional Class                                            (1.65)      4.41     (9.43)   9.48
-----------------------------------------------------------------------------------------------------------------------
      Growth Fund - Investor Class                                                 (1.86)      3.83    (10.02)   9.11
-----------------------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                          (0.81)      6.32     (2.37)   9.94
-----------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Beta**                                                     1.15
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                    28.40x
--------------------------------------------------------------------------------
      Price to Book Ratio                                        4.21x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                   $6.76
--------------------------------------------------------------------------------
      Portfolio Turnover                                          110%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS.THE BENCHMARK BETA IS
1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      19%
Consumer Staples             3%
Energy                       9%
Financials                   1%
Health Care                 21%
Industrials                  8%
Information Technology      33%
Materials                    2%
Telecommunication Services   4%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Google Incorporated Class A                                2.91%
--------------------------------------------------------------------------------
      Station Casinos Incorporated                               2.59%
--------------------------------------------------------------------------------
      Yahoo! Incorporated                                        2.49%
--------------------------------------------------------------------------------
      Alliance Data Systems Corporation                          2.41%
--------------------------------------------------------------------------------
      St. Jude Medical Incorporated                              2.24%
--------------------------------------------------------------------------------
      Dick's Sporting Goods Incorporated                         2.20%
--------------------------------------------------------------------------------
      Hughes Supply Incorporated                                 2.14%
--------------------------------------------------------------------------------
      NII Holdings Incorporated                                  2.09%
--------------------------------------------------------------------------------
      General Electric Company                                   2.06%
--------------------------------------------------------------------------------
      Dell Incorporated                                          2.05%

 GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
                   GROWTH FUND -
                    INVESTOR CLASS        S&P 500 INDEX
 6/30/1995              10,000                10,000
 7/31/1995              10,939                10,331
 8/31/1995              10,931                10,357
 9/30/1995              11,422                10,794
10/31/1995              10,989                10,756
11/30/1995              11,538                11,227
12/31/1995              11,820                11,443
 1/31/1996              11,753                11,832
 2/29/1996              12,207                11,943
 3/31/1996              12,596                12,058
 4/30/1996              13,720                12,235
 5/31/1996              14,561                12,550
 6/30/1996              13,891                12,598
 7/31/1996              12,492                12,042
 8/31/1996              12,976                12,296
 9/30/1996              14,107                12,988
10/31/1996              13,936                13,346
11/30/1996              14,450                14,353
12/31/1996              14,127                14,069
 1/31/1997              15,013                14,948
 2/28/1997              14,204                15,065
 3/31/1997              13,162                14,447
 4/30/1997              13,553                15,309
 5/31/1997              14,780                16,240
 6/30/1997              15,492                16,967
 7/31/1997              17,016                18,317
 8/31/1997              16,594                17,291
 9/30/1997              17,680                18,238
10/31/1997              17,016                17,629
11/30/1997              16,789                18,445
12/31/1997              16,819                18,761
 1/31/1998              16,360                18,969
 2/28/1998              17,737                20,336
 3/31/1998              18,628                21,376
 4/30/1998              18,509                21,591
 5/31/1998              17,921                21,221
 6/30/1998              19,565                22,082
 7/31/1998              19,106                21,848
 8/31/1998              16,066                18,692
 9/30/1998              17,085                19,890
10/31/1998              17,214                21,506
11/30/1998              18,564                22,809
12/31/1998              21,357                24,122
 1/31/1999              22,771                25,131
 2/28/1999              21,642                24,350
 3/31/1999              23,571                25,324
 4/30/1999              23,618                26,304
 5/31/1999              22,763                25,684
 6/30/1999              24,749                27,108
 7/31/1999              23,922                26,263
 8/31/1999              24,188                26,133
 9/30/1999              24,131                25,418
10/31/1999              26,630                27,025
11/30/1999              29,632                27,575
12/31/1999              37,387                29,198
 1/31/2000              36,464                27,731
 2/29/2000              47,567                27,207
 3/31/2000              44,474                29,867
 4/30/2000              39,253                28,968
 5/31/2000              37,083                28,376
 6/30/2000              40,532                29,075
 7/31/2000              39,903                28,621
 8/31/2000              44,663                30,398
 9/30/2000              43,667                28,793
10/31/2000              38,677                28,671
11/30/2000              32,973                26,412
12/31/2000              33,935                26,542
 1/31/2001              32,304                27,483
 2/28/2001              27,525                24,979
 3/31/2001              24,627                23,397
 4/30/2001              26,471                25,214
 5/31/2001              26,119                25,383
 6/30/2001              25,731                24,766
 7/31/2001              24,639                24,522
 8/31/2001              22,632                22,988
 9/30/2001              19,772                21,132
10/31/2001              20,361                21,535
11/30/2001              22,017                23,187
12/31/2001              22,264                23,390
 1/31/2002              21,748                23,049
 2/28/2002              20,501                22,604
 3/31/2002              21,534                23,454
 4/30/2002              20,640                22,033
 5/31/2002              20,161                21,871
 6/30/2002              18,902                20,314
 7/31/2002              17,227                18,731
 8/31/2002              17,038                18,853
 9/30/2002              16,094                16,806
10/31/2002              17,164                18,284
11/30/2002              18,096                19,359
12/31/2002              16,635                18,223
 1/31/2003              16,295                17,746
 2/28/2003              16,194                17,479
 3/31/2003              16,509                17,647
 4/30/2003              17,517                19,102
 5/31/2003              18,726                20,107
 6/30/2003              19,053                20,364
 7/31/2003              19,846                20,723
 8/31/2003              20,715                21,127
 9/30/2003              20,060                20,903
10/31/2003              21,534                22,085
11/30/2003              21,886                22,279
12/31/2003              21,647                23,446
 1/31/2004              22,176                23,877
 2/29/2004              22,415                24,208
 3/31/2004              22,113                23,843
 4/30/2004              21,622                23,470
 5/31/2004              22,415                23,791
 6/30/2004              23,032                24,253
 7/31/2004              21,332                23,451
 8/31/2004              20,791                23,545
 9/30/2004              21,660                23,800
10/31/2004              22,075                24,163
11/30/2004              23,435                25,141
12/31/2004              24,367                25,996
 1/31/2005              23,372                25,362
 2/28/2005              23,574                25,896
 3/31/2005              23,209                25,438
 4/30/2005              22,075                24,955
 5/31/2005              23,637                25,749
 6/30/2005              23,914                25,786

--------------------------------------------------------------------------------

Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH FUND Investor Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND (the Fund) seeks total return, comprised of long-term capital appreciation and current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Matrix Asset Advisors, Inc.

FUND MANAGER                            INCEPTION DATE
   David A. Katz, CFA                      12/29/1995

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (5.54)%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Compared with the benchmark, the Fund's performance lagged during the period primarily because of our emphasis on certain sectors and industries of the market that were out of favor throughout the first half of the year. While the individual companies that the Fund owned generally exhibited strong operating performance and were leaders in their respective industries, many of our stocks underperformed market indices.

      During much of the period, investors were concerned that the economy would slow because of high energy prices and rising interest rates. These concerns had a substantial negative impact on many of our holdings, particularly in the financial and information technology sectors. For example, Citigroup Incorporated and JP Morgan Chase & Company derive a significant proportion of revenue from activities not directly impacted by the near-term movement of interest rates, but were adversely impacted because of concerns about the impact of interest rates on financial performance.

      With the exception of companies such as Morgan Stanley and Symbol Technologies Incorporated that experienced short-term operating issues, and which therefore declined substantially during the quarter, most of our underperformance can be attributed to a focus on sectors that were out of favor and to under-representation in sectors that were in favor. On the positive side, we had attractive performance from such stocks as technology bellwethers Intel Corporation and Nokia Oyj, and pharmacy retailer CVS Corporation.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our strategy is not to mirror benchmark sector weightings. Rather, we seek to include our best investment ideas. This might result in our being over, under or not represented in a particular sector at various times. After taking over the Fund on January 1, 2005, we repositioned it with an eye toward upgrading the quality of its holdings which we feel will enable it to participate more meaningfully in the next leg of the economic recovery. We increased exposure to sectors where we continued to find what we believe are attractive growth opportunities at reasonable valuations, including financials, health care, and information technology.

      Our focus on these sectors is based on several factors including the cyclical prospects for the sector and the industry and the attractive price at which many of these companies can now be purchased. Our strategy leads us to strong companies experiencing short-term problems, which has negatively impacted stock price. We believe this opportunistic focus should bear positive results as the year unfolds.

      We also scaled back weightings in sectors we perceived to be trading above reasonable valuation levels. Again, we are concerned that many companies within strong performing sectors year-to-date have reached and surpassed fair value based on fundamentals, and are increasingly vulnerable to a price correction. We seek to take profits while stocks are still strong, before they have had a chance to give back some or all of their gains.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are optimistic for the balance of the year. We base that optimism on the growing evidence that the U.S. economy is more resilient and capable of sustained growth than many investors have recently assumed. We do not believe that energy prices will continue to move much higher; rather, we believe that most of the upside has already been captured and there is more likelihood of downward movement over the next twelve months. We also do not believe that interest rates will be raised to a level that will stifle economic growth.

      Finally, near the end of the period, the share prices of many of our holdings began to strengthen. We will move forward and diligently apply the same methodology of picking quality stocks with attractive growth prospects relative to their valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30,2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                              6-Months*   1-Year   5-Year   Life of Fund
------------------------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Administrator Class (Incept. Date
      12/31/2001)                                                              (5.37)      0.83     (6.25)      8.66
------------------------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Advisor Class (Incept. Date
      2/29/2000)                                                               (5.54)      0.37     (6.55)      8.35
------------------------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Institutional Class (Incept. Date
      2/29/2000)                                                               (5.19)      1.07     (5.90)      8.89
------------------------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Investor Class (Incept. Date
      12/29/1995)                                                              (5.54)      0.38     (6.52)      8.49
------------------------------------------------------------------------------------------------------------------------
      Benchmark
------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                                      (0.81)      6.32     (2.37)      8.93


*  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Beta**                                                      0.95
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                     23.85x
--------------------------------------------------------------------------------
      Price to Book Ratio                                         2.97x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                   $46.93
--------------------------------------------------------------------------------
      Portfolio Turnover                                           134%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                  12%
Consumer Staples                         4%
Energy                                   6%
Financials                              30%
Health Care                             16%
Industrials                              8%
Information Technology                  24%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      MedImmune Incorporated                               4.44%
----------------------------------------------------------------
      Intel Corporation                                    4.33%
----------------------------------------------------------------
      Morgan Stanley                                       3.99%
----------------------------------------------------------------
      Microsoft Corporation                                3.99%
----------------------------------------------------------------
      Citigroup Incorporated                               3.98%
----------------------------------------------------------------
      General Electric Company                             3.87%
----------------------------------------------------------------
      Pfizer Incorporated                                  3.87%
----------------------------------------------------------------
      American International Group Incorporated            3.81%
----------------------------------------------------------------
      Bank of America Corporation                          3.78%
----------------------------------------------------------------
      Nokia Oyj ADR                                        3.76%


GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE
              GROWTH AND INCOME FUND -
                  INVESTOR CLASS          S&P 500 INDEX
12/29/1995            10,000                  10,000
12/31/1995            10,000                  10,000
 1/31/1996            10,360                  10,340
 2/29/1996            10,930                  10,436
 3/31/1996            11,145                  10,537
 4/30/1996            11,426                  10,692
 5/31/1996            11,686                  10,967
 6/30/1996            11,556                  11,009
 7/31/1996            11,105                  10,523
 8/31/1996            11,446                  10,745
 9/30/1996            12,078                  11,349
10/31/1996            12,419                  11,662
11/30/1996            13,222                  12,543
12/31/1996            13,191                  12,295
 1/31/1997            13,735                  13,062
 2/28/1997            13,805                  13,165
 3/31/1997            13,306                  12,625
 4/30/1997            14,021                  13,378
 5/31/1997            14,746                  14,192
 6/30/1997            15,469                  14,827
 7/31/1997            16,952                  16,006
 8/31/1997            16,165                  15,110
 9/30/1997            17,091                  15,937
10/31/1997            16,505                  15,406
11/30/1997            16,808                  16,118
12/31/1997            17,199                  16,395
 1/31/1998            17,189                  16,576
 2/28/1998            18,380                  17,771
 3/31/1998            19,329                  18,680
 4/30/1998            19,593                  18,868
 5/31/1998            19,298                  18,544
 6/30/1998            20,447                  19,297
 7/31/1998            20,658                  19,092
 8/31/1998            17,388                  16,334
 9/30/1998            18,538                  17,381
10/31/1998            19,761                  18,793
11/30/1998            21,017                  19,932
12/31/1998            22,866                  21,080
 1/31/1999            24,006                  21,961
 2/28/1999            23,246                  21,278
 3/31/1999            24,460                  22,130
 4/30/1999            25,008                  22,987
 5/31/1999            24,227                  22,445
 6/30/1999            25,842                  23,689
 7/31/1999            25,272                  22,951
 8/31/1999            25,156                  22,837
 9/30/1999            24,998                  22,212
10/31/1999            26,654                  23,617
11/30/1999            27,805                  24,097
12/31/1999            30,237                  25,515
 1/31/2000            28,822                  24,233
 2/29/2000            30,786                  23,775
 3/31/2000            32,698                  26,099
 4/30/2000            31,008                  25,314
 5/31/2000            29,603                  24,796
 6/30/2000            30,395                  25,408
 7/31/2000            29,825                  25,011
 8/31/2000            32,402                  26,564
 9/30/2000            31,177                  25,162
10/31/2000            29,931                  25,055
11/30/2000            26,815                  23,081
12/31/2000            27,137                  23,194
 1/31/2001            26,859                  24,017
 2/28/2001            23,692                  21,828
 3/31/2001            22,313                  20,446
 4/30/2001            24,067                  22,034
 5/31/2001            24,120                  22,181
 6/30/2001            23,414                  21,642
 7/31/2001            23,051                  21,429
 8/31/2001            21,403                  20,089
 9/30/2001            19,756                  18,466
10/31/2001            20,120                  18,819
11/30/2001            21,714                  20,262
12/31/2001            21,692                  20,440
 1/31/2002            21,350                  20,141
 2/28/2002            21,018                  19,753
 3/31/2002            21,717                  20,496
 4/30/2002            20,455                  19,254
 5/31/2002            20,166                  19,113
 6/30/2002            18,893                  17,752
 7/31/2002            17,545                  16,368
 8/31/2002            17,534                  16,475
 9/30/2002            15,876                  14,686
10/31/2002            17,224                  15,978
11/30/2002            18,123                  16,917
12/31/2002            16,957                  15,924
 1/31/2003            16,582                  15,508
 2/28/2003            16,283                  15,275
 3/31/2003            16,443                  15,421
 4/30/2003            17,664                  16,692
 5/31/2003            18,413                  17,571
 6/30/2003            18,633                  17,795
 7/31/2003            18,965                  18,109
 8/31/2003            19,308                  18,462
 9/30/2003            18,946                  18,266
10/31/2003            20,103                  19,299
11/30/2003            20,221                  19,469
12/31/2003            21,101                  20,489
 1/31/2004            21,359                  20,865
 2/29/2004            21,605                  21,155
 3/31/2004            21,286                  20,836
 4/30/2004            20,814                  20,509
 5/31/2004            21,200                  20,790
 6/30/2004            21,619                  21,194
 7/31/2004            20,782                  20,493
 8/31/2004            20,814                  20,575
 9/30/2004            21,172                  20,798
10/31/2004            21,408                  21,116
11/30/2004            22,470                  21,970
12/31/2004            22,975                  22,717
 1/31/2005            22,221                  22,163
 2/28/2005            22,652                  22,629
 3/31/2005            22,039                  22,229
 4/30/2005            21,573                  21,808
 5/31/2005            22,069                  22,501
 6/30/2005            21,702                  22,533

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to December 31,2001, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND Investor Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Brandon M. Nelson, CFA                  12/30/1981
   Bruce C. Olson, CFA
   Thomas C. Ognar, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.06)%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned (0.81)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's many energy-related holdings all performed very well, as oil prices exceeded $60 per barrel for the first time. So long as energy prices remain high, this sector should continue to put up strong numbers and grow considerably faster than the broader market. Additional successful performers included Google Incorporated, Gilead Sciences Incorporated, Aetna Incorporated, HCA Incorporated, and Walgreen Company.

      On the downside, both eBay Incorporated and QUALCOMM Incorporated -- which had been top performers for the Fund in 2004 -- suffered sharp corrections on concerns that their near-term growth rates were slowing.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made a number of portfolio changes in accordance with our investment discipline. These portfolio changes typically occur when we believe there is a significant change to a company's growth prospects or management structure, either on the upside or the downside.

      Applying this approach, we pared back the Fund's exposure to financial services stocks. We expect the rise in short-term interest rates to curtail these companies' profit margins. Conversely, as crude oil prices continued to rise during the period, we broadened the Fund's weightings in those companies that we believed would benefit directly from higher oil and natural gas prices. For example, a few of these companies include Valero Energy Corporation, CONSOL Energy Incorporated, and Transocean Incorporated.

      Another notable change in the portfolio has been the emergence of Internet search company Google into the Fund's largest ten holdings. Google's revenue and earnings growth outlook continues to unfold at an astonishing rate, and our dynamic portfolio management process is designed to take advantage of these types of opportunities on a timely basis. In addition to Google's strong performance, other fast growth companies that added to this year's performance are Coach Incorporated, which has expanded a once sleepy hand bag market by making them a fashion item for every occasion; WellPoint Incorporated, which is a leading managed care organization that is helping to control medical costs and is benefiting from the efficiencies brought about by a consolidating industry; and Genentech Incorporated, the biotech firm that has a key franchise in oncology with its blockbuster drug Avastin.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      After two solid years of upside performance, the market's pause in the first half of 2005 hasn't been a huge surprise, given that the Federal Reserve (the Fed) continued to increase interest rates to slow the economy and control inflation. We expect stocks to resume their upward trend once the Fed ends its rate-tightening cycle, likely sometime later this year. The U.S. economy appears to be growing modestly and in line with historical norms. Despite significantly higher energy costs and localized spikes in real estate prices, inflation is largely contained due to the forces of free trade and increased globalization.

      Growth stocks -- particularly larger-capitalization growth companies -- have generally underperformed the broader market over the last five years. We believe this trend will eventually reverse as many of these growth companies' earnings multiples are on par with companies that have significantly lower long-term earnings growth prospects.

      Nonetheless, we will continue to focus our investments on those companies that are generating significantly above-average revenue and earnings growth. These companies tend to be dominant or gaining market share in their respective industries, are managed by effective and motivated leadership, and are benefiting from broad forces that further drive their growth and success.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30,2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                       6-Months*  1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------
      Large Cap Growth Fund - Investor Class                            (1.06)     4.02    (11.10)   6.45
-----------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------
         S&P 500 Index(2)                                               (0.81)     6.32     (2.37)   9.94
-----------------------------------------------------------------------------------------------------------

*  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Beta**                                             1.07
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)            28.50x
--------------------------------------------------------------------------------
      Price to Book Ratio                                4.33x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                          $20.31
--------------------------------------------------------------------------------
      Portfolio Turnover                                   93%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                  20%
Consumer Staples                         9%
Energy                                   9%
Financials                               5%
Health Care                             23%
Industrials                              8%
Information Technology                  24%
Materials                                2%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------
      Target Corporation                                   3.09%
--------------------------------------------------------------------------------
      Dell Incorporated                                    3.03%
--------------------------------------------------------------------------------
      Procter & Gamble Company                             2.99%
--------------------------------------------------------------------------------
      Google Incorporated Class A                          2.95%
--------------------------------------------------------------------------------
      Johnson & Johnson                                    2.60%
--------------------------------------------------------------------------------
      General Electric Company                             2.58%
--------------------------------------------------------------------------------
      Juniper Networks Incorporated                        2.52%
--------------------------------------------------------------------------------
      Yahoo! Incorporated                                  2.51%
--------------------------------------------------------------------------------
      Marriott International Incorporated Class A          2.43%
--------------------------------------------------------------------------------
      St. Jude Medical Incorporated                        2.28%



GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                 WELLS FARGO ADVANTAGE
                   LARGE CAP GROWTH
                 FUND - INVESTOR CLASS    S&P 500 INDEX
 6/30/1995             10,000                 10,000
 7/31/1995             10,464                 10,331
 8/31/1995             10,434                 10,357
 9/30/1995             10,827                 10,794
10/31/1995             10,523                 10,756
11/30/1995             10,943                 11,227
12/31/1995             11,153                 11,443
 1/31/1996             11,310                 11,832
 2/29/1996             11,491                 11,943
 3/31/1996             11,665                 12,058
 4/30/1996             11,834                 12,235
 5/31/1996             12,162                 12,550
 6/30/1996             11,800                 12,598
 7/31/1996             11,082                 12,042
 8/31/1996             11,303                 12,296
 9/30/1996             12,207                 12,988
10/31/1996             12,421                 13,346
11/30/1996             13,094                 14,353
12/31/1996             12,723                 14,069
 1/31/1997             13,512                 14,948
 2/28/1997             13,274                 15,065
 3/31/1997             12,570                 14,447
 4/30/1997             13,048                 15,309
 5/31/1997             13,708                 16,240
 6/30/1997             14,307                 16,967
 7/31/1997             15,587                 18,317
 8/31/1997             14,870                 17,291
 9/30/1997             15,611                 18,238
10/31/1997             15,325                 17,629
11/30/1997             15,602                 18,445
12/31/1997             15,798                 18,761
 1/31/1998             15,744                 18,969
 2/28/1998             16,712                 20,336
 3/31/1998             17,417                 21,376
 4/30/1998             17,561                 21,591
 5/31/1998             17,333                 21,221
 6/30/1998             18,403                 22,082
 7/31/1998             18,463                 21,848
 8/31/1998             15,945                 18,692
 9/30/1998             17,072                 19,890
10/31/1998             17,413                 21,506
11/30/1998             18,419                 22,809
12/31/1998             20,861                 24,122
 1/31/1999             22,464                 25,131
 2/28/1999             21,478                 24,350
 3/31/1999             23,172                 25,324
 4/30/1999             23,614                 26,304
 5/31/1999             22,585                 25,684
 6/30/1999             24,128                 27,108
 7/31/1999             23,601                 26,263
 8/31/1999             23,589                 26,133
 9/30/1999             23,432                 25,418
10/31/1999             25,120                 27,025
11/30/1999             26,899                 27,575
12/31/1999             33,324                 29,198
 1/31/2000             30,940                 27,731
 2/29/2000             37,293                 27,207
 3/31/2000             36,932                 29,867
 4/30/2000             33,402                 28,968
 5/31/2000             30,989                 28,376
 6/30/2000             33,635                 29,075
 7/31/2000             32,977                 28,621
 8/31/2000             37,109                 30,398
 9/30/2000             35,772                 28,793
10/31/2000             32,185                 28,671
11/30/2000             28,166                 26,412
12/31/2000             28,857                 26,542
 1/31/2001             27,122                 27,483
 2/28/2001             22,981                 24,979
 3/31/2001             21,205                 23,397
 4/30/2001             22,574                 25,214
 5/31/2001             22,259                 25,383
 6/30/2001             21,686                 24,766
 7/31/2001             20,981                 24,522
 8/31/2001             19,387                 22,988
 9/30/2001             17,719                 21,132
10/31/2001             17,902                 21,535
11/30/2001             19,653                 23,187
12/31/2001             19,545                 23,390
 1/31/2002             19,246                 23,049
 2/28/2002             18,334                 22,604
 3/31/2002             18,856                 23,454
 4/30/2002             17,678                 22,033
 5/31/2002             17,138                 21,871
 6/30/2002             15,902                 20,314
 7/31/2002             14,524                 18,731
 8/31/2002             14,466                 18,853
 9/30/2002             13,221                 16,806
10/31/2002             14,283                 18,284
11/30/2002             15,122                 19,359
12/31/2002             13,702                 18,223
 1/31/2003             13,512                 17,746
 2/28/2003             13,503                 17,479
 3/31/2003             13,694                 17,647
 4/30/2003             14,599                 19,102
 5/31/2003             15,620                 20,107
 6/30/2003             15,570                 20,364
 7/31/2003             15,960                 20,723
 8/31/2003             16,308                 21,127
 9/30/2003             15,943                 20,903
10/31/2003             16,989                 22,085
11/30/2003             17,113                 22,279
12/31/2003             17,379                 23,446
 1/31/2004             17,611                 23,877
 2/29/2004             17,761                 24,208
 3/31/2004             17,479                 23,843
 4/30/2004             16,997                 23,470
 5/31/2004             17,520                 23,791
 6/30/2004             17,960                 24,253
 7/31/2004             16,815                 23,451
 8/31/2004             16,690                 23,545
 9/30/2004             17,396                 23,800
10/31/2004             17,636                 24,163
11/30/2004             18,425                 25,141
12/31/2004             18,881                 25,996
 1/31/2005             18,060                 25,362
 2/28/2005             18,201                 25,896
 3/31/2005             17,960                 25,438
 4/30/2005             17,528                 24,955
 5/31/2005             18,616                 25,749
 6/30/2005             18,682                 25,786

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Cap Growth Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND Investor Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning     Ending
                                                     Account     Account       Expenses
                                                      Value       Value       Paid During    Net Annual
                                                   1/01/2005    6/30/2005      Period(1)    Expense Ratio
      Capital Growth Fund
---------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Administrator Class
      Actual                                       $ 1,000.00   $ 1,010.90   $    4.59          0.92%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.23   $    4.61          0.92%
---------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Institutional Class
      Actual(2)                                    $ 1,000.00   $ 1,050.60   $    1.80          0.79%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.88   $    3.96          0.79%
---------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Investor Class
      Actual                                       $ 1,000.00   $ 1,008.40   $    7.17          1.44%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,017.65   $    7.20          1.44%
---------------------------------------------------------------------------------------------------------
      Dividend Income Fund
---------------------------------------------------------------------------------------------------------
      Dividend Income Fund - Administrator Class
      Actual                                       $ 1,000.00   $ 1,039.80   $    4.86          0.96%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.03   $    4.81          0.96%
---------------------------------------------------------------------------------------------------------
      Dividend Income Fund - Investor Class
      Actual                                       $ 1,000.00   $ 1,037.20   $    7.02          1.39%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,017.90   $    6.95          1.39%

FUND EXPENSES (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                     Beginning      Ending
                                                      Account       Account      Expenses
                                                       Value         Value      Paid During    Net Annual
                                                     1/01/2005     6/30/2005     Period(1)    Expense Ratio
      Growth Fund
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Class C
      Actual                                         $ 1,000.00   $    980.50   $   8.64         1.76%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,016.07   $   8.80         1.76%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Administrator Class
      Actual                                         $ 1,000.00   $    983.20   $   4.77         0.97%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,019.98   $   4.86         0.97%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Advisor Class
      Actual                                         $ 1,000.00   $    981.80   $   6.93         1.41%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,017.80   $   7.05         1.41%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Institutional Class
      Actual                                         $ 1,000.00   $    983.50   $   4.57         0.93%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,020.18   $   4.66         0.93%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Investor Class
      Actual                                         $ 1,000.00   $    981.40   $   7.27         1.48%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,017.46   $   7.40         1.48%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Administrator Class
      Actual                                         $ 1,000.00   $    946.30   $   4.63         0.96%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,020.03   $   4.81         0.96%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Advisor Class
      Actual                                         $ 1,000.00   $    944.60   $   6.12         1.27%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,018.50   $   6.36         1.27%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Institutional Class
      Actual                                         $ 1,000.00   $    948.10   $   2.85         0.59%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,021.87   $   2.96         0.59%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Investor Class
      Actual                                         $ 1,000.00   $    944.60   $   6.46         1.34%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,018.15   $   6.71         1.34%
-----------------------------------------------------------------------------------------------------------
      Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------------
      Large Cap Growth Fund - Investor Class
      Actual                                         $ 1,000.00   $    989.40   $   6.02         1.22%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,018.74   $   6.11         1.22%
-----------------------------------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 81/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO JUNE 30, 2005).

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 94.26%

BUSINESS SERVICES - 9.66%
        189,880    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                       $     3,759,624
         30,020    ELECTRONIC ARTS INCORPORATED+                                                                          1,699,432
        132,670    JUNIPER NETWORKS INCORPORATED+                                                                         3,340,631
        459,800    ORACLE CORPORATION+                                                                                    6,069,360
        183,920    YAHOO! INCORPORATED+                                                                                   6,372,828
                                                                                                                         21,241,875
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 6.06%
         89,980    GENZYME CORPORATION+                                                                                   5,406,898
        116,660    GILEAD SCIENCES INCORPORATED+                                                                          5,131,873
         89,640    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             2,791,390
                                                                                                                         13,330,161
                                                                                                                    ---------------
COMMUNICATIONS - 4.27%
        374,500    SPRINT CORPORATION                                                                                     9,396,205
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 2.59%
         67,910    MARSHALL & ILSLEY CORPORATION                                                                          3,018,600
         53,920    WACHOVIA CORPORATION                                                                                   2,674,432
                                                                                                                          5,693,032
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 2.76%
        319,060    WILLIAMS COMPANIES INCORPORATED                                                                        6,062,140
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 14.26%
         59,950    BROADCOM CORPORATION CLASS A+                                                                          2,128,824
        292,020    GENERAL ELECTRIC COMPANY                                                                              10,118,493
         38,020    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           3,093,307
         45,300    INTERNATIONAL RECTIFIER CORPORATION+                                                                   2,161,716
        146,390    MARVELL TECHNOLOGY GROUP LIMITED+                                                                      5,568,676
         59,750    MOTOROLA INCORPORATED                                                                                  1,091,035
        154,370    QUALCOMM INCORPORATED                                                                                  5,095,754
         75,730    TEXAS INSTRUMENTS INCORPORATED                                                                         2,125,741
                                                                                                                         31,383,546
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 2.17%
         69,460    WM. WRIGLEY JR. COMPANY                                                                                4,781,626
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.72%
         29,800    FEDERATED DEPARTMENT STORES INCORPORATED                                                               2,183,744
         29,345    TARGET CORPORATION                                                                                     1,596,661
                                                                                                                          3,780,405
                                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES - 2.78%
         56,040    ALCON INCORPORATED                                                                                     6,127,974
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.03%
         65,360    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            4,458,859
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.74%
        228,650    DELL INCORPORATED+                                                                                     9,033,962
        468,240    EMC CORPORATION+                                                                                       6,419,570
         21,420    RESEARCH IN MOTION LIMITED+                                                                            1,579,725
                                                                                                                         17,033,257
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
INSURANCE CARRIERS - 11.26%
         53,920    ALLSTATE CORPORATION                                                                             $     3,221,720
         25,750    CHUBB CORPORATION                                                                                      2,204,457
         35,610    PRUDENTIAL FINANCIAL INCORPORATED                                                                      2,338,153
        132,100    UNITED HEALTH GROUP INCORPORATED                                                                       6,887,694
        145,270    WELLPOINT INCORPORATED+                                                                               10,116,603
                                                                                                                         24,768,627
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 1.09%
         71,270    COACH INCORPORATED+                                                                                    2,392,534
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.66%
         39,300    BECTON DICKINSON & COMPANY                                                                             2,062,071
         33,170    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                          2,152,733
         27,050    GUIDANT CORPORATION                                                                                    1,820,465
        123,710    MEDTRONIC INCORPORATED                                                                                 6,406,941
                                                                                                                         12,442,210
                                                                                                                    ---------------
METAL MINING - 1.57%
        224,210    PLACER DOME INCORPORATED                                                                               3,448,350
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 3.42%
        258,980    CVS CORPORATION                                                                                        7,528,549
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 5.81%
         87,300    CANADIAN NATURAL RESOURCES LIMITED                                                                     3,175,974
         89,270    HALLIBURTON COMPANY                                                                                    4,268,891
         99,000    TRANSOCEAN INCORPORATED+                                                                               5,343,030
                                                                                                                         12,787,895
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 1.43%
         39,850    VALERO ENERGY CORPORATION                                                                              3,152,534
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.97%
         66,850    VIACOM INCORPORATED CLASS B                                                                            2,140,537
                                                                                                                    ---------------
REAL ESTATE - 0.62%
         16,660    ST. JOE COMPANY                                                                                        1,358,456
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.99%
         22,050    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  2,189,124
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 1.34%
        211,340    SOUTHWEST AIRLINES COMPANY                                                                             2,943,966
                                                                                                                    ---------------
WATER TRANSPORTATION - 2.66%
        121,060    ROYAL CARIBBEAN CRUISES LIMITED                                                                        5,854,462
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.40%
         35,460    NIKE INCORPORATED CLASS B                                                                              3,070,836
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $189,688,731)                                                                                 207,367,160
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 4.86%

MUTUAL FUND - 4.86%
  10,695,835 WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            $    10,695,835
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,695,835)                                                                          10,695,835
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $200,384,566)*                          99.12%                                                                $   218,062,995

OTHER ASSETS AND LIABILITIES, NET              0.88                                                                       1,934,684
                                             ------                                                                 ---------------
TOTAL NET ASSETS                             100.00%                                                                $   219,997,679
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $10,695,835.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 99.29%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.40%
         23,200    HOME DEPOT INCORPORATED                                                                          $       902,480
                                                                                                                    ---------------
BUSINESS SERVICES - 1.94%
        174,700    MICROSOFT CORPORATION                                                                                  4,339,548
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 10.89%
         14,400    ABBOTT LABORATORIES                                                                                      705,744
         18,900    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  1,139,670
         35,600    BRISTOL-MYERS SQUIBB COMPANY                                                                             889,288
         92,000    DOW CHEMICAL COMPANY                                                                                   4,096,760
        115,700    E.I. DU PONT DE NEMOURS AND COMPANY                                                                    4,976,257
         12,500    ELI LILLY & COMPANY                                                                                      696,375
         35,100    LYONDELL CHEMICAL COMPANY                                                                                927,342
         23,200    MERCK & COMPANY INCORPORATED                                                                             714,560
         97,100    PFIZER INCORPORATED                                                                                    2,678,018
         95,300    PROCTER & GAMBLE COMPANY                                                                               5,027,075
         56,000    WYETH                                                                                                  2,492,000
                                                                                                                         24,343,089
                                                                                                                    ---------------
COMMUNICATIONS - 3.35%
        100,000    BCE INCORPORATED                                                                                       2,368,000
         26,400    BELLSOUTH CORPORATION                                                                                    701,448
         32,400    SBC COMMUNICATIONS INCORPORATED                                                                          769,500
         29,400    VERIZON COMMUNICATIONS INCORPORATED                                                                    1,015,770
        108,000    VODAFONE GROUP PLC ADR                                                                                 2,626,560
                                                                                                                          7,481,278
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 18.41%
         60,000    AMSOUTH BANCORPORATION                                                                                 1,560,000
        139,500    BANK OF AMERICA CORPORATION                                                                            6,362,595
         35,900    BANK OF NEW YORK COMPANY INCORPORATED                                                                  1,033,202
         23,000    BB&T CORPORATION                                                                                         919,310
        211,600    CITIGROUP INCORPORATED                                                                                 9,782,268
         30,000    COMMERCE BANCORP INCORPORATED                                                                            909,300
        108,200    JP MORGAN CHASE & COMPANY                                                                              3,821,624
         28,000    KEYCORP                                                                                                  928,200
         30,800    MELLON FINANCIAL CORPORATION                                                                             883,652
         87,000    NORTH FORK BANCORPORATION INCORPORATED                                                                 2,443,830
         17,300    PNC FINANCIAL SERVICES GROUP                                                                             942,158
         65,433    REGIONS FINANCIAL CORPORATION                                                                          2,216,870
         27,500    STATE STREET CORPORATION                                                                               1,326,875
         12,600    SUNTRUST BANKS INCORPORATED                                                                              910,224
         54,600    US BANCORP                                                                                             1,594,320
         85,000    WACHOVIA CORPORATION                                                                                   4,216,000
         32,300    WASHINGTON MUTUAL INCORPORATED                                                                         1,314,287
                                                                                                                         41,164,715
                                                                                                                    ---------------
EATING & DRINKING PLACES - 1.92%
        154,400    MCDONALD'S CORPORATION                                                                                 4,284,600
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 5.61%
         22,800    AMEREN CORPORATION                                                                                     1,260,840
         71,800    CITIZENS COMMUNICATIONS COMPANY                                                                          964,992
         27,200    CONSOLIDATED EDISON INCORPORATED                                                                       1,274,048
         47,400    CONSTELLATION ENERGY GROUP INCORPORATED                                                                2,734,506
         15,300    DOMINION RESOURCES INCORPORATED                                                                        1,122,867
         33,000    DUKE ENERGY CORPORATION                                                                                  981,090

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
ELECTRIC, GAS & SANITARY SERVICES - CONTINUED
         40,000    EXELON CORPORATION                                                                               $     2,053,200
         35,800    SOUTHERN COMPANY                                                                                       1,241,186
         11,000    TXU CORPORATION                                                                                          913,990
                                                                                                                         12,546,719
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.32%
          6,400    EMERSON ELECTRIC COMPANY                                                                                 400,832
        183,400    GENERAL ELECTRIC COMPANY                                                                               6,354,810
        196,900    INTEL CORPORATION                                                                                      5,131,214
                                                                                                                         11,886,856
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.97%
          8,600    FORTUNE BRANDS INCORPORATED                                                                              763,680
         17,500    ILLINOIS TOOL WORKS INCORPORATED                                                                       1,394,400
                                                                                                                          2,158,080
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 3.32%
         43,000    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  1,967,250
         33,300    COCA-COLA COMPANY                                                                                      1,390,275
         32,200    CONAGRA FOODS INCORPORATED                                                                               745,752
         17,400    GENERAL MILLS INCORPORATED                                                                               814,146
         39,000    HJ HEINZ COMPANY                                                                                       1,381,380
         15,300    KELLOGG COMPANY                                                                                          679,932
          8,100    PEPSICO INCORPORATED                                                                                     436,833
                                                                                                                          7,415,568
                                                                                                                    ---------------
FORESTRY - 0.28%
          9,900    WEYERHAEUSER COMPANY                                                                                     630,135
                                                                                                                    ---------------
FURNITURE & FIXTURES - 0.37%
         24,500    ETHAN ALLEN INTERIORS INCORPORATED                                                                       820,995
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.41%
          8,100    SEARS HOLDINGS CORPORATION+                                                                            1,213,947
         40,200    WAL-MART STORES INCORPORATED                                                                           1,937,640
                                                                                                                          3,151,587
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.06%
         32,500    3M COMPANY                                                                                             2,349,750
         23,000    CATERPILLAR INCORPORATED                                                                               2,192,130
          3,000    COOPER CAMERON CORPORATION+                                                                              186,150
         23,200    HEWLETT-PACKARD COMPANY                                                                                  545,432
         43,200    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,205,440
          9,400    PITNEY BOWES INCORPORATED                                                                                409,370
          3,000    SMITH INTERNATIONAL INCORPORATED                                                                         191,100
                                                                                                                          9,079,372
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.42%
         18,500    JEFFERSON-PILOT CORPORATION                                                                              932,770
                                                                                                                    ---------------
INSURANCE CARRIERS - 4.43%
         78,000    ALLSTATE CORPORATION                                                                                   4,660,500
         53,300    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              3,096,730
          5,600    CHUBB CORPORATION                                                                                        479,416
         14,900    LINCOLN NATIONAL CORPORATION                                                                             699,108
          9,200    SAFECO CORPORATION                                                                                       499,928
         12,100    ST. PAUL COMPANIES INCORPORATED                                                                          478,313
                                                                                                                          9,913,995
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.43%
         12,500    BAXTER INTERNATIONAL INCORPORATED                                                                $       463,750
          9,400    BECTON DICKINSON & COMPANY                                                                               493,218
                                                                                                                            956,968
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.97%
         33,300    JOHNSON & JOHNSON                                                                                      2,164,500
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 0.66%
         33,000    COSTCO WHOLESALE CORPORATION                                                                           1,479,060
                                                                                                                    ---------------
MOTION PICTURES - 0.26%
         23,200    WALT DISNEY COMPANY                                                                                      584,176
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.87%
         36,500    AMERICAN EXPRESS COMPANY                                                                               1,942,895
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 7.07%
         10,000    BJ SERVICES COMPANY                                                                                      524,800
         18,500    BURLINGTON RESOURCES INCORPORATED                                                                      1,021,940
          6,500    ENSCO INTERNATIONAL INCORPORATED                                                                         232,375
         21,000    EOG RESOURCES INCORPORATED                                                                             1,192,800
         12,500    EQUITABLE RESOURCES INCORPORATED                                                                         850,000
         12,000    KERR-MCGEE CORPORATION                                                                                   915,720
         10,000    NABORS INDUSTRIES LIMITED+                                                                               606,200
         22,000    NEWFIELD EXPLORATION COMPANY+                                                                            877,580
         10,000    NOBLE CORPORATION                                                                                        615,100
         11,000    NOBLE ENERGY INCORPORATED                                                                                832,150
         20,000    PIONEER NATURAL RESOURCES COMPANY                                                                        841,600
         10,000    ROWAN COMPANIES INCORPORATED+                                                                            297,100
         46,500    SCHLUMBERGER LIMITED                                                                                   3,531,210
         12,500    SPINNAKER EXPLORATION COMPANY+                                                                           443,625
         27,000    TALISMAN ENERGY INCORPORATED                                                                           1,014,390
          9,300    TOTAL SA ADR                                                                                           1,086,705
         14,000    UNOCAL CORPORATION                                                                                       910,700
                                                                                                                         15,793,995
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 0.51%
         30,400    INTERNATIONAL PAPER COMPANY                                                                              918,384
          3,400    KIMBERLY-CLARK CORPORATION                                                                               212,806
                                                                                                                          1,131,190
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 13.56%
         36,000    ASHLAND INCORPORATED                                                                                   2,587,320
         63,700    BP PLC ADR                                                                                             3,973,606
         22,200    CHEVRONTEXACO CORPORATION                                                                              1,241,424
        126,400    CONOCOPHILLIPS                                                                                         7,266,736
        141,400    EXXON MOBIL CORPORATION                                                                                8,126,258
         22,500    MARATHON OIL CORPORATION                                                                               1,200,825
         71,700    ROYAL DUTCH PETROLEUM COMPANY                                                                          4,653,330
         16,000    VALERO ENERGY CORPORATION                                                                              1,265,760
                                                                                                                         30,315,259
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 0.95%
         81,200    ALCOA INCORPORATED                                                                                     2,121,756
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.32%
         10,000    GANNETT COMPANY INCORPORATED                                                                             711,300
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
RAILROAD TRANSPORTATION - 0.79%
         23,600    BURLINGTON NORTHERN SANTA FE CORPORATION                                                         $     1,111,088
         10,100    UNION PACIFIC CORPORATION                                                                                654,480
                                                                                                                          1,765,568
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.63%
         47,500    MORGAN STANLEY                                                                                         2,492,325
         18,500    T ROWE PRICE GROUP INCORPORATED                                                                        1,158,100
                                                                                                                          3,650,425
                                                                                                                    ---------------
TOBACCO PRODUCTS - 2.52%
         46,500    ALTRIA GROUP INCORPORATED                                                                              3,006,690
         57,700    UST INCORPORATED                                                                                       2,634,582
                                                                                                                          5,641,272
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 5.65%
         40,900    BOEING COMPANY                                                                                         2,699,400
         14,000    GENERAL DYNAMICS CORPORATION                                                                           1,533,560
         43,200    GENERAL MOTORS CORPORATION                                                                             1,468,800
         70,100    HONEYWELL INTERNATIONAL INCORPORATED                                                                   2,567,763
         35,000    JOHNSON CONTROLS INCORPORATED                                                                          1,971,550
         46,600    UNITED TECHNOLOGIES CORPORATION                                                                        2,392,910
                                                                                                                         12,633,983
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $182,515,954)                                                                                 221,944,134
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 0.73%

MUTUAL FUND - 0.73%
      1,634,354    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            1,634,354
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,634,354)                                                                            1,634,354
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $184,150,308)*                         100.02%                                                                $   223,578,488
OTHER ASSETS AND LIABILITIES, NET             (0.02)                                                                        (40,485)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   223,538,003
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,634,354.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.84%

AMUSEMENT & RECREATION SERVICES - 1.07%
        495,000    LIFE TIME FITNESS INCORPORATED+                                                                  $    16,240,950
                                                                                                                    ---------------
APPAREL & ACCESSORY STORES - 1.60%
        120,000    CARTER'S INCORPORATED+                                                                                 7,005,600
        305,000    URBAN OUTFITTERS INCORPORATED+                                                                        17,290,450
                                                                                                                         24,296,050
                                                                                                                    ---------------
BUSINESS SERVICES - 20.41%
        900,000    ALLIANCE DATA SYSTEMS CORPORATION+                                                                    36,504,000
        316,350    ASSET ACCEPTANCE CAPITAL CORPORATION+                                                                  8,196,628
        310,000    CERNER CORPORATION+                                                                                   21,070,700
        255,000    CHECKFREE CORPORATION+                                                                                 8,685,300
        450,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION+                                                           21,208,500
        305,000    COGNOS INCORPORATED+                                                                                  10,412,700
        225,000    EBAY INCORPORATED+                                                                                     7,427,250
        150,000    GOOGLE INCORPORATED CLASS A+                                                                          44,122,500
      1,025,000    JUNIPER NETWORKS INCORPORATED+                                                                        25,809,500
        100,000    MERCURY INTERACTIVE CORPORATION+                                                                       3,836,000
        800,000    MICROSOFT CORPORATION                                                                                 19,872,000
        325,000    NAVTEQ CORPORATION+                                                                                   12,083,500
        895,000    ORACLE CORPORATION+                                                                                   11,814,000
        450,000    SATYAM COMPUTER SERVICES LIMITED                                                                      11,700,000
        400,000    TIBCO SOFTWARE INCORPORATED+                                                                           2,616,000
        925,000    VERISIGN INCORPORATED+                                                                                26,603,000
      1,090,000    YAHOO! INCORPORATED+                                                                                  37,768,500
                                                                                                                        309,730,078
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 7.71%
        210,000    AMGEN INCORPORATED+                                                                                   12,696,600
        150,000    GENZYME CORPORATION+                                                                                   9,013,500
        355,000    GILEAD SCIENCES INCORPORATED+                                                                         15,616,450
        170,000    MGI PHARMA INCORPORATED+                                                                               3,699,200
        145,000    MONSANTO COMPANY                                                                                       9,116,150
        240,000    PFIZER INCORPORATED                                                                                    6,619,200
        300,000    PRAXAIR INCORPORATED                                                                                  13,980,000
        550,000    PROCTER & GAMBLE COMPANY                                                                              29,012,500
        160,000    ROHM & HAAS COMPANY                                                                                    7,414,400
        315,000    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             9,809,100
                                                                                                                        116,977,100
                                                                                                                    ---------------
COAL MINING - 1.68%
        475,000  CONSOL ENERGY INCORPORATED                                                                              25,450,500
                                                                                                                    ---------------
COMMUNICATIONS - 3.98%
        135,000    AMERICA MOVIL SA DE CV ADR SERIES L                                                                    8,047,350
        750,000    INPHONIC INCORPORATED+                                                                                11,535,000
         35,000    J2 GLOBAL COMMUNICATIONS INCORPORATED+                                                                 1,205,400
        313,840    NEUSTAR INCORPORATED CLASS A+                                                                          8,034,304
        495,000    NII HOLDINGS INCORPORATED+                                                                            31,650,300
                                                                                                                         60,472,354
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 0.12%
         50,000    INVESTORS FINANCIAL SERVICES CORPORATION                                                               1,891,000
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
EATING & DRINKING PLACES - 1.77%
        160,000    P.F. CHANG'S CHINA BISTRO INCORPORATED+                                                          $     9,436,800
        100,000    RED ROBIN GOURMET BURGERS INCORPORATED+                                                                6,198,000
        322,358    TEXAS ROADHOUSE INCORPORATED CLASS A+                                                                 11,201,941
                                                                                                                         26,836,741
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.36%
        450,000    ALTERA CORPORATION+                                                                                    8,919,000
        200,000    ANALOG DEVICES INCORPORATED                                                                            7,462,000
         75,000    BROADCOM CORPORATION CLASS A+                                                                          2,663,250
        725,000    CISCO SYSTEMS INCORPORATED+                                                                           13,854,750
        550,000    COMVERSE TECHNOLOGY INCORPORATED+                                                                     13,007,500
        345,000    FLEXTRONICS INTERNATIONAL LIMITED                                                                      4,557,450
        900,000    GENERAL ELECTRIC COMPANY                                                                              31,185,000
        515,000    MARVELL TECHNOLOGY GROUP LIMITED+                                                                     19,590,600
        200,000    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                 7,642,000
        890,000    MICROCHIP TECHNOLOGY INCORPORATED                                                                     26,361,800
        215,000    NATIONAL SEMICONDUCTOR CORPORATION                                                                     4,736,450
         80,000    NETWORK APPLIANCE INCORPORATED+                                                                        2,261,600
        840,000    NOKIA OYJ ADR                                                                                         13,977,600
        175,000    QUALCOMM INCORPORATED                                                                                  5,776,750
        310,000    TESSERA TECHNOLOGIES INCORPORATED+                                                                    10,357,100
                                                                                                                        172,352,850
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 0.50%
        140,000    PEPSICO INCORPORATED                                                                                   7,550,200
                                                                                                                    ---------------
FOOD STORES - 0.54%
         70,000    WHOLE FOODS MARKET INCORPORATED                                                                        8,281,000
                                                                                                                    ---------------
FURNITURE & FIXTURES - 0.60%
         50,000    KINETIC CONCEPTS INCORPORATED+                                                                         3,000,000
        275,000    TEMPUR-PEDIC INTERNATIONAL+                                                                            6,099,500
                                                                                                                          9,099,500
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.67%
        465,000    TARGET CORPORATION                                                                                    25,300,650
                                                                                                                    ---------------
HEALTH SERVICES - 6.44%
        325,000    CAREMARK RX INCORPORATED+                                                                             14,469,000
        375,000    COMMUNITY HEALTH SYSTEMS+                                                                             14,171,250
        325,000    COVANCE INCORPORATED+                                                                                 14,582,750
        380,000    SIERRA HEALTH SERVICES INCORPORATED+                                                                  27,154,800
        500,000    TRIAD HOSPITALS INCORPORATED+                                                                         27,320,000
                                                                                                                         97,697,800
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 5.21%
        275,000    BOYD GAMING CORPORATION                                                                               14,060,750
        380,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                           25,923,600
        590,000    STATION CASINOS INCORPORATED                                                                          39,176,000
                                                                                                                         79,160,350
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.49%
        105,000    APPLE COMPUTER INCORPORATED+                                                                           3,865,050
        785,000    DELL INCORPORATED+                                                                                    31,015,350
      1,525,000    EMC CORPORATION+                                                                                      20,907,750
        400,000    GRANT PRIDECO INCORPORATED+                                                                           10,580,000
        600,000    JOY GLOBAL INCORPORATED                                                                               20,154,000
        215,000    PENTAIR INCORPORATED                                                                                   9,204,150

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - CONTINUED
        380,000    SMITH INTERNATIONAL INCORPORATED                                                                 $    24,206,000
        575,000    XYRATEX LIMITED+                                                                                       8,918,250
                                                                                                                        128,850,550
                                                                                                                    ---------------
INSURANCE CARRIERS - 3.54%
        325,000    AETNA INCORPORATED                                                                                    26,916,500
        250,000    CENTENE CORPORATION+                                                                                   8,395,000
        280,000    PRUDENTIAL FINANCIAL INCORPORATED                                                                     18,384,800
                                                                                                                         53,696,300
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.64%
        290,000    COACH INCORPORATED+                                                                                    9,735,300
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.46%
        160,000    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                         10,384,000
        225,000    HAEMONETICS CORPORATION+                                                                               9,144,000
        105,000    INAMED CORPORATION+                                                                                    7,031,850
        125,000    RESMED INCORPORATED+                                                                                   8,248,750
        170,000    RESPIRONICS INCORPORATED+                                                                              6,138,700
         65,000    ROCKWELL AUTOMATION INCORPORATED                                                                       3,166,150
        800,000    SIRF TECHNOLOGY HOLDINGS INCORPORATED+                                                                14,144,000
        780,000    ST. JUDE MEDICAL INCORPORATED+                                                                        34,015,800
         75,000    ZIMMER HOLDINGS INCORPORATED+                                                                          5,712,750
                                                                                                                         97,986,000
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.75%
        175,000    JOHNSON & JOHNSON                                                                                     11,375,000
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 5.23%
        260,000    CVS CORPORATION                                                                                        7,558,200
        865,000    DICK'S SPORTING GOODS INCORPORATED+                                                                   33,380,350
        290,000    MICHAELS STORES INCORPORATED                                                                          11,997,300
        460,000    PETCO ANIMAL SUPPLIES INCORPORATED+                                                                   13,487,200
        425,000    PETSMART INCORPORATED                                                                                 12,898,750
                                                                                                                         79,321,800
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.25%
        110,000    FIRST MARBLEHEAD CORPORATION+                                                                          3,856,600
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 4.72%
        350,000    ENSCO INTERNATIONAL INCORPORATED                                                                      12,512,500
         50,000    NABORS INDUSTRIES LIMITED+                                                                             3,031,000
         90,000    NOBLE CORPORATION                                                                                      5,535,900
        400,000    PATTERSON-UTI ENERGY INCORPORATED                                                                     11,132,000
        660,000    ULTRA PETROLEUM CORPORATION+                                                                          20,037,600
        570,000    XTO ENERGY INCORPORATED                                                                               19,374,300
                                                                                                                         71,623,300
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.11%
        100,000    CORNING INCORPORATED+                                                                                  1,662,000
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.15%
        155,000    BOEING COMPANY                                                                                        10,230,000
        140,000    UNITED TECHNOLOGIES CORPORATION                                                                        7,189,000
                                                                                                                         17,419,000
                                                                                                                    ---------------
WATER TRANSPORTATION - 1.44%
        400,000    CARNIVAL CORPORATION                                                                                  21,820,000
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                        VALUE
WHOLESALE TRADE-DURABLE GOODS - 2.40%
      1,155,000    HUGHES SUPPLY INCORPORATED                                                                       $    32,455,500
        325,000    PSS WORLD MEDICAL INCORPORATED+                                                                        4,046,250
                                                                                                                         36,501,750
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $1,261,482,371)                                                                             1,515,184,723
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 0.41%
MUTUAL FUND - 0.41%
      6,249,954    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            6,249,954
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,249,954)                                                                            6,249,954
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,267,732,325)*                         100.25%                                                              $ 1,521,434,677
OTHER ASSETS AND LIABILITIES, NET               (0.25)                                                                   (3,771,900)
                                               ------                                                               ---------------
TOTAL NET ASSETS                               100.00%                                                              $ 1,517,662,777
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,249,954.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.30%

APPAREL & ACCESSORY STORES - 5.00%
        756,000    GAP INCORPORATED                                                                                 $    14,931,000
        247,900    ROSS STORES INCORPORATED                                                                               7,166,789
                                                                                                                         22,097,789
                                                                                                                    ---------------

BUSINESS SERVICES - 6.54%
        935,900    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                          11,399,262
        704,800    MICROSOFT CORPORATION                                                                                 17,507,232
                                                                                                                         28,906,494
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 12.57%
        730,000    MEDIMMUNE INCORPORATED+                                                                               19,505,600
        337,200    MERCK & COMPANY INCORPORATED                                                                          10,385,760
        615,600    PFIZER INCORPORATED                                                                                   16,978,248
        196,600    WYETH                                                                                                  8,748,700
                                                                                                                         55,618,308
                                                                                                                    ---------------

COMMUNICATIONS - 3.28%
        484,400    COMCAST CORPORATION                                                                                   14,507,780
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 15.89%
        364,000    BANK OF AMERICA CORPORATION                                                                           16,602,040
        539,700    BANK OF NEW YORK COMPANY INCORPORATED                                                                 15,532,566
        378,200    CITIGROUP INCORPORATED                                                                                17,484,186
        165,000    FIFTH THIRD BANCORP                                                                                    6,799,650
        392,824    JP MORGAN CHASE & COMPANY                                                                             13,874,544
                                                                                                                         70,292,986
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 23.78%
        646,000    AMERICAN POWER CONVERSION CORPORATION                                                                 15,239,140
        491,000    GENERAL ELECTRIC COMPANY                                                                              17,013,150
        730,000    INTEL CORPORATION                                                                                     19,023,800
      2,928,800    LUCENT TECHNOLOGIES INCORPORATED+                                                                      8,522,808
        993,800    NOKIA OYJ ADR                                                                                         16,536,832
        635,400    NOVELLUS SYSTEMS INCORPORATED+                                                                        15,700,734
      1,109,600    VISHAY INTERTECHNOLOGY INCORPORATED+                                                                  13,170,952
                                                                                                                        105,207,416
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.54%
         51,000    GENERAL MILLS INCORPORATED                                                                             2,386,290
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.67%
        245,400    WAL-MART STORES INCORPORATED                                                                          11,828,280
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.66%
      1,190,000    SYMBOL TECHNOLOGIES INCORPORATED                                                                      11,745,300
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.66%
        105,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                2,908,500
                                                                                                                    ---------------
INSURANCE CARRIERS - 3.78%
        287,800    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             16,721,180
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.75%
         64,100    BAXTER INTERNATIONAL INCORPORATED                                                                      2,378,110
        362,900    BOSTON SCIENTIFIC CORPORATION+                                                                         9,798,300
                                                                                                                         12,176,410
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.95%
        144,600    CVS CORPORATION                                                                                        4,203,522
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
MOTION PICTURES - 3.48%
        500,000    LIBERTY MEDIA CORPORATION CLASS A+                                                               $     5,095,000
        616,000    TIME WARNER INCORPORATED+                                                                             10,293,360
                                                                                                                         15,388,360
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.50%
        100,000    AMERICAN EXPRESS COMPANY                                                                               5,323,000
         37,400    FANNIE MAE                                                                                             2,184,160
         54,500    FREDDIE MAC                                                                                            3,555,035
                                                                                                                         11,062,195
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.22%
        141,200    TIDEWATER INCORPORATED                                                                                 5,382,544
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.79%
        165,500    CHEVRONTEXACO CORPORATION                                                                              9,254,760
          2,000    CONOCOPHILLIPS                                                                                           114,980
        205,400    EXXON MOBIL CORPORATION                                                                               11,804,338
                                                                                                                         21,174,078
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.24%
          1,100    GOLDMAN SACHS GROUP INCORPORATED                                                                         112,222
            500    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                     49,640
        180,800    MERRILL LYNCH & COMPANY INCORPORATED                                                                   9,945,808
        333,700    MORGAN STANLEY                                                                                        17,509,239
                                                                                                                         27,616,909
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $433,839,545)                                                                                 439,224,341
                                                                                                                    ---------------

WARRANTS - 0.00%
          7,551    LUCENT TECHNOLOGIES INCORPORATED (EXPIRE ON 12/10/2007)+                                                   5,814

TOTAL WARRANTS (COST $0)                                                                                                      5,814
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.63%
MUTUAL FUND - 0.63%
      2,785,814    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            2,785,814
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,785,814)                                                                            2,785,814
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $436,625,359)*                         99.93%                                                                 $   442,015,969
OTHER ASSETS AND LIABILITIES, NET             0.07                                                                          318,866
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $   442,334,835
                                            ======                                                                  ===============

+     NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,785,814.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.84%

APPAREL & ACCESSORY STORES - 0.61%
         50,000    KOHL'S CORPORATION+                                                                              $     2,795,500
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 2.66%
        180,000    HOME DEPOT INCORPORATED                                                                                7,002,000
         90,000    LOWE'S COMPANIES INCORPORATED                                                                          5,239,800
                                                                                                                         12,241,800
                                                                                                                    ---------------

BUSINESS SERVICES - 11.69%
         50,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION+                                                            2,356,500
        125,000    EBAY INCORPORATED+                                                                                     4,126,250
         45,000    GOOGLE INCORPORATED CLASS A+                                                                          13,236,750
        450,000    JUNIPER NETWORKS INCORPORATED+                                                                        11,331,000
         40,000    NAVTEQ CORPORATION+                                                                                    1,487,200
        335,000    ORACLE CORPORATION+                                                                                    4,422,000
        190,000    VERISIGN INCORPORATED+                                                                                 5,464,400
        325,000    YAHOO! INCORPORATED+                                                                                  11,261,250
                                                                                                                         53,685,350
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 15.02%
        155,000    ABBOTT LABORATORIES                                                                                    7,596,550
        110,000    AMGEN INCORPORATED+                                                                                    6,650,600
         55,000    GENENTECH INCORPORATED+                                                                                4,415,400
        105,000    GENZYME CORPORATION+                                                                                   6,309,450
        145,000    GILEAD SCIENCES INCORPORATED+                                                                          6,378,550
         70,000    MONSANTO COMPANY                                                                                       4,400,900
        240,000    PFIZER INCORPORATED                                                                                    6,619,200
        150,000    PRAXAIR INCORPORATED                                                                                   6,990,000
        255,000    PROCTER & GAMBLE COMPANY                                                                              13,451,250
         25,000    SEPRACOR INCORPORATED+                                                                                 1,500,250
        150,000    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             4,671,000
                                                                                                                         68,983,150
                                                                                                                    ---------------

COAL MINING - 1.05%
         90,000    CONSOL ENERGY INCORPORATED                                                                             4,822,200
                                                                                                                    ---------------

COMMUNICATIONS - 0.95%
        130,000    XM SATELLITE RADIO HOLDINGS INCORPORATED+                                                              4,375,800
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.68%
         40,000    APOLLO GROUP INCORPORATED CLASS A+                                                                     3,128,800
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.07%
        215,000    ALTERA CORPORATION+                                                                                    4,261,300
        110,000    ANALOG DEVICES INCORPORATED                                                                            4,104,100
        250,000    CISCO SYSTEMS INCORPORATED+                                                                            4,777,500
        335,000    GENERAL ELECTRIC COMPANY                                                                              11,607,750
        205,000    MARVELL TECHNOLOGY GROUP LIMITED+                                                                      7,798,200
        140,000    MICROCHIP TECHNOLOGY INCORPORATED                                                                      4,146,800
        175,000    NETWORK APPLIANCE INCORPORATED+                                                                        4,947,250
        140,000    QUALCOMM INCORPORATED                                                                                  4,621,400
                                                                                                                         46,264,300
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.05%
        175,000  PEPSICO INCORPORATED                                                                                     9,437,750
                                                                                                                    ---------------
FOOD STORES - 1.93%
         80,000    STARBUCKS CORPORATION+                                                                                 4,132,800
         40,000    WHOLE FOODS MARKET INCORPORATED                                                                        4,732,000
                                                                                                                          8,864,800
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 3.53%
        115,000    DOLLAR GENERAL CORPORATION                                                                       $     2,341,400
        255,000    TARGET CORPORATION                                                                                    13,874,550
                                                                                                                         16,215,950
                                                                                                                    ---------------

HEALTH SERVICES - 1.11%
         90,000  HCA INCORPORATED                                                                                         5,100,300
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.00%
        110,000    BED BATH & BEYOND INCORPORATED+                                                                        4,595,800
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 4.53%
        160,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                           10,915,200
         85,000    STATION CASINOS INCORPORATED                                                                           5,644,000
         90,000    WYNN RESORTS LIMITED+                                                                                  4,254,300
                                                                                                                         20,813,500
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.63%
         55,000    AMERICAN STANDARD COMPANIES INCORPORATED                                                               2,305,600
         60,000    CATERPILLAR INCORPORATED                                                                               5,718,600
        345,000    DELL INCORPORATED+                                                                                    13,630,950
        605,000    EMC CORPORATION+                                                                                       8,294,550
         80,000    SMITH INTERNATIONAL INCORPORATED                                                                       5,096,000
                                                                                                                         35,045,700
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.03%
         90,000    AETNA INCORPORATED                                                                                     7,453,800
        110,000    PRUDENTIAL FINANCIAL INCORPORATED                                                                      7,222,600
         55,000    WELLPOINT INCORPORATED+                                                                                3,830,200
                                                                                                                         18,506,600
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 1.17%
        160,000    COACH INCORPORATED+                                                                                    5,371,200
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.96%
         25,000    GUIDANT CORPORATION                                                                                    1,682,500
        145,000    MEDTRONIC INCORPORATED                                                                                 7,509,550
         30,000    ROCKWELL AUTOMATION INCORPORATED                                                                       1,461,300
        235,000    ST. JUDE MEDICAL INCORPORATED+                                                                        10,248,350
         85,000    ZIMMER HOLDINGS INCORPORATED+                                                                          6,474,450
                                                                                                                         27,376,150
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.55%
        180,000    JOHNSON & JOHNSON                                                                                     11,700,000
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 3.41%
        145,000    CVS CORPORATION                                                                                        4,215,150
        225,000    STAPLES INCORPORATED                                                                                   4,797,000
        145,000    WALGREEN COMPANY                                                                                       6,668,550
                                                                                                                         15,680,700
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.38%
        125,000    SLM CORPORATION                                                                                        6,350,000
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.48%
         35,000    APACHE CORPORATION                                                                                     2,261,000
         85,000    NOBLE CORPORATION                                                                                      5,228,350
         30,000    OCCIDENTAL PETROLEUM CORPORATION                                                                       2,307,900
         80,000    TRANSOCEAN INCORPORATED+                                                                               4,317,600
        230,000    ULTRA PETROLEUM CORPORATION+                                                                           6,982,800
        120,000    XTO ENERGY INCORPORATED                                                                                4,078,800
                                                                                                                         25,176,450
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 1.54%
         75,000    EXXON MOBIL CORPORATION                                                                          $     4,310,250
         35,000    VALERO ENERGY CORPORATION                                                                              2,768,850
                                                                                                                          7,079,100
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.64%
         25,000    GOLDMAN SACHS GROUP INCORPORATED                                                                       2,550,500
         50,000    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  4,964,000
                                                                                                                          7,514,500
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.33%

         90,000    CORNING INCORPORATED+                                                                                  1,495,800
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 3.14%
        125,000    BOEING COMPANY                                                                                         8,250,000
        120,000    UNITED TECHNOLOGIES CORPORATION                                                                        6,162,000
                                                                                                                         14,412,000
                                                                                                                    ---------------

WATER TRANSPORTATION - 1.19%
        100,000    CARNIVAL CORPORATION                                                                                   5,455,000
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.51%
        155,000    MCKESSON CORPORATION                                                                                   6,942,450
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $372,099,754)                                                                                 449,430,650
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.53%

MUTUAL FUND - 2.53%
     11,628,580    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           11,628,580
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $11,628,580)                                                                          11,628,580
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $383,728,334)*                         100.37%                                                                $   461,059,230
OTHER ASSETS AND LIABILITIES, NET            (0.37)                                                                      (1,716,160)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   459,343,070
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,628,580.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

               STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                            CAPITAL
                                                                                                                        GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $   207,367,160
   INVESTMENTS IN AFFILIATES ....................................................................................        10,695,835
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       218,062,995
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................         1,086,477
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................         4,530,423
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           155,708
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       223,835,603
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           123,385
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................         3,459,706
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................           185,025
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ......................................................................            40,352
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            29,456
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................         3,837,924
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   219,997,679
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $   200,619,235
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................          (424,298)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................         2,124,313
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
      AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........................................................        17,678,429
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   219,997,679
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS C .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................   $    32,316,477
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................         2,022,168
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................   $         15.98
   NET ASSETS - ADVISOR CLASS ...................................................................................               N/A
   SHARES OUTSTANDING - ADVISOR CLASS ...........................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS .................................................               N/A
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................   $    22,661,275
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................         1,417,329
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................   $         15.99
   NET ASSETS - INVESTOR CLASS ..................................................................................   $   165,019,927
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................        10,430,874
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................   $         15.82
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   200,384,566
                                                                                                                    ===============

STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                                           DIVIDEND
                                                                                                                        INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $   221,944,134
   INVESTMENTS IN AFFILIATES ....................................................................................         1,634,354
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       223,578,488
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................            63,371
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................                 0
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           362,369
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       224,004,228
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           162,639
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................           187,373
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ......................................................................            46,593
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            69,620
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................           466,225
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   223,538,003
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $   183,412,601
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................            23,674
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................           673,548
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
      AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........................................................        39,428,180
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   223,538,003
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS C .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................   $     4,769,475
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................           297,314
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................   $         16.04
   NET ASSETS - ADVISOR CLASS ...................................................................................               N/A
   SHARES OUTSTANDING - ADVISOR CLASS ...........................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS .................................................               N/A
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................               N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................               N/A
   NET ASSETS - INVESTOR CLASS ..................................................................................   $   218,768,528
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................        13,460,211
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................   $         16.25
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   184,150,308
                                                                                                                    ===============

                                                                                                                        GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $ 1,515,184,723
   INVESTMENTS IN AFFILIATES ....................................................................................         6,249,954
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................     1,521,434,677
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................           144,866
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................        25,727,505
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           360,092
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................     1,547,667,140
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           267,452
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................        27,925,375
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................         1,415,991
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ......................................................................           245,575
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................           149,970
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................        30,004,363
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $ 1,517,662,777
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $ 1,833,464,843
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................        (6,226,535)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................      (563,277,883)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
      AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........................................................       253,702,352
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $ 1,517,662,777
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .........................................................................................   $       137,135
   SHARES OUTSTANDING - CLASS C .................................................................................             7,362
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................   $         18.63
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................   $    59,979,592
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................         3,099,317
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................   $         19.35
   NET ASSETS - ADVISOR CLASS ...................................................................................   $     9,315,190
   SHARES OUTSTANDING - ADVISOR CLASS ...........................................................................           493,762
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS .................................................   $         18.87
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................   $   301,769,417
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................        15,347,654
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................   $         19.66
   NET ASSETS - INVESTOR CLASS ..................................................................................   $ 1,146,461,443
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................        60,379,304
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................   $         18.99
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $ 1,267,732,325
                                                                                                                    ===============
                                                                                                                         GROWTH AND
                                                                                                                        INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $   439,230,155
   INVESTMENTS IN AFFILIATES ....................................................................................         2,785,814
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       442,015,969
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................             9,433
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................           597,183
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           359,038
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       442,981,623
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           105,291
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................           377,130
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ......................................................................            86,931
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            77,436
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................           646,788
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   442,334,835
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $   506,163,532
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................            16,640
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................       (69,235,947)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
      AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........................................................         5,390,610
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   442,334,835
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS C .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................   $     8,193,660
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................           410,799
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................   $         19.95
   NET ASSETS - ADVISOR CLASS ...................................................................................   $     4,885,213
   SHARES OUTSTANDING - ADVISOR CLASS ...........................................................................           244,464
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS .................................................   $         19.98
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................   $    29,361,864
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................         1,455,240
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................   $         20.18
   NET ASSETS - INVESTOR CLASS ..................................................................................   $   399,894,098
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................        19,900,087
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................   $         20.10
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   436,625,359
                                                                                                                    ===============
                                                                                                                          LARGE CAP
                                                                                                                        GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $   449,430,650
   INVESTMENTS IN AFFILIATES ....................................................................................        11,628,580
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       461,059,230
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................             5,686
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................         5,430,169
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           172,006
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       466,667,091
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           127,223
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................         6,707,032
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................           333,592
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ......................................................................            97,465
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            58,709
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................         7,324,021
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   459,343,070
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $   837,533,687
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................        (1,110,170)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................      (454,411,343)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
      AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........................................................        77,330,896
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   459,343,070
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS C .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................               N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................               N/A
   NET ASSETS - ADVISOR CLASS ...................................................................................               N/A
   SHARES OUTSTANDING - ADVISOR CLASS ...........................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS .................................................               N/A
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................               N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................               N/A
   NET ASSETS - INVESTOR CLASS ..................................................................................   $   459,343,070
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................        20,406,447
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................   $         22.51
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   383,728,334
                                                                                                                    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                     STATEMENTS OF OPERATIONS --
                              FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       CAPITAL
                                                                                   GROWTH FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .............................................................   $      540,579
   INTEREST .................................................................           17,272
   INCOME FROM AFFILIATED SECURITIES ........................................           54,940
   SECURITIES LENDING INCOME, NET ...........................................                0
                                                                                --------------
TOTAL INVESTMENT INCOME .....................................................          612,791
                                                                                --------------
EXPENSES
   ADVISORY FEES ............................................................          562,882
   ADMINISTRATION FEES
      FUND LEVEL ............................................................           20,581
      CLASS C ...............................................................              N/A
      ADMINISTRATOR CLASS ...................................................           12,791
      ADVISOR CLASS .........................................................              N/A
      INSTITUTIONAL CLASS ...................................................            1,422
      INVESTOR CLASS ........................................................          353,957
   CUSTODY FEES .............................................................           12,842
   SHAREHOLDER SERVICING FEES ...............................................           98,462
   ACCOUNTING FEES ..........................................................           24,731
   DISTRIBUTION FEES (NOTE 3)
      CLASS C ...............................................................              N/A
      ADVISOR CLASS .........................................................              N/A
      INVESTOR CLASS ........................................................           80,059
   AUDIT FEES ...............................................................           10,726
   LEGAL FEES ...............................................................            2,504
   REGISTRATION FEES ........................................................           18,682
   SHAREHOLDER REPORTS ......................................................           11,537
   TRUSTEES' FEES ...........................................................            6,183
   OTHER FEES AND EXPENSES ..................................................           15,463
                                                                                --------------
TOTAL EXPENSES ..............................................................        1,232,822
                                                                                --------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .............................         (195,733)
   NET EXPENSES .............................................................        1,037,089
                                                                                --------------
NET INVESTMENT INCOME (LOSS) ................................................         (424,298)
                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........        2,625,598
                                                                                --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...................................        2,625,598
                                                                                --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........        2,816,837
                                                                                --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........        2,816,837
                                                                                ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ......................        5,442,435
                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............   $    5,018,137
                                                                                ==============
(1) NET OF FOREIGN WITHHOLDING TAXES ........................................   $       20,316

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                     STATEMENTS OF OPERATIONS --
                              FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      DIVIDEND                        GROWTH AND
                                                                                   INCOME FUND      GROWTH FUND      INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .............................................................   $    2,130,300   $    3,377,739   $    3,966,403
   INTEREST .................................................................           22,566           68,726           41,820
   INCOME FROM AFFILIATED SECURITIES ........................................           14,986           73,380           18,416
   SECURITIES LENDING INCOME, NET ...........................................                0            9,301            3,421
                                                                                --------------   --------------   --------------
TOTAL INVESTMENT INCOME .....................................................        2,167,852        3,529,146        4,030,060
                                                                                --------------   --------------   --------------
EXPENSES
   ADVISORY FEES ............................................................          621,126        5,264,979        1,514,452
   ADMINISTRATION FEES
      FUND LEVEL ............................................................           24,615          166,177           51,008
      CLASS C ...............................................................              N/A              376              N/A
      ADMINISTRATOR CLASS ...................................................            6,449           84,360           25,061
      ADVISOR CLASS .........................................................              N/A           13,038           10,141
      INSTITUTIONAL CLASS ...................................................              N/A           84,085            6,528
      INVESTOR CLASS ........................................................          378,812        2,983,290        1,180,818
   CUSTODY FEES .............................................................            8,737           75,662           23,003
   SHAREHOLDER SERVICING FEES ...............................................          123,075          666,868          241,239
   ACCOUNTING FEES ..........................................................           23,964           44,334           29,680
   DISTRIBUTION FEES (NOTE 3)
      CLASS C ...............................................................              N/A              807              N/A
      ADVISOR CLASS .........................................................              N/A            4,018            3,907
      INVESTOR CLASS ........................................................              N/A              N/A              N/A
   AUDIT FEES ...............................................................            9,592            2,621            7,665
   LEGAL FEES ...............................................................            2,731           28,169            9,381
   REGISTRATION FEES ........................................................           22,214           46,236           29,392
   SHAREHOLDER REPORTS ......................................................           30,585          290,706           77,074
   TRUSTEES' FEES ...........................................................            6,819           61,153           22,253
   OTHER FEES AND EXPENSES ..................................................           23,033          288,782          112,443
                                                                                --------------   --------------   --------------
TOTAL EXPENSES ..............................................................        1,281,752       10,105,661        3,344,045
                                                                                --------------   --------------   --------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .............................         (105,864)        (349,980)        (301,772)
   NET EXPENSES .............................................................        1,175,888        9,755,681        3,042,273
                                                                                --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS) ................................................          991,964       (6,226,535)         987,787
                                                                                --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........       11,007,157      131,232,050       77,717,308
                                                                                --------------   --------------   --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...................................       11,007,157      131,232,050       77,717,308
                                                                                --------------   --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........       (7,072,649)    (150,943,195)    (106,743,138)
                                                                                --------------   --------------   --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........       (7,072,649)    (150,943,195)    (106,743,138)
                                                                                ==============   ==============   ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ......................        3,934,508      (19,711,145)     (29,025,830)
                                                                                --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............   $    4,926,472   $  (25,937,680)  $  (28,038,043)
                                                                                ==============   ==============   ==============
(1) NET OF FOREIGN WITHHOLDING TAXES ........................................   $       33,429   $       12,380   $       72,543

                                                                                     LARGE CAP
                                                                                   GROWTH FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .............................................................   $    1,630,241
   INTEREST .................................................................           26,112
   INCOME FROM AFFILIATED SECURITIES ........................................           82,894
   SECURITIES LENDING INCOME, NET ...........................................            2,625
                                                                                --------------
TOTAL INVESTMENT INCOME .....................................................        1,741,872
                                                                                --------------
EXPENSES
   ADVISORY FEES ............................................................        1,494,169
   ADMINISTRATION FEES
      FUND LEVEL ............................................................          399,397
      CLASS C ...............................................................              N/A
      ADMINISTRATOR CLASS ...................................................              N/A
      ADVISOR CLASS .........................................................              N/A
      INSTITUTIONAL CLASS ...................................................              N/A
      INVESTOR CLASS ........................................................          826,456
   CUSTODY FEES .............................................................           26,626
   SHAREHOLDER SERVICING FEES ...............................................          253,639
   ACCOUNTING FEES ..........................................................           10,891
   DISTRIBUTION FEES (NOTE 3)
      CLASS C ...............................................................              N/A
      ADVISOR CLASS .........................................................              N/A
      INVESTOR CLASS ........................................................              N/A
   AUDIT FEES ...............................................................            7,708
   LEGAL FEES ...............................................................            8,523
   REGISTRATION FEES ........................................................           11,081
   SHAREHOLDER REPORTS ......................................................           70,783
   TRUSTEES' FEES ...........................................................           22,684
   OTHER FEES AND EXPENSES ..................................................           97,749
                                                                                --------------
TOTAL EXPENSES ..............................................................        3,229,706
                                                                                --------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .............................         (377,664)
   NET EXPENSES .............................................................        2,852,042
                                                                                --------------
NET INVESTMENT INCOME (LOSS) ................................................       (1,110,170)
                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........       23,409,584
                                                                                --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ...................................       23,409,584
                                                                                --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..........      (29,184,117)
                                                                                --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .........      (29,184,117)
                                                                                ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ......................       (5,774,533)
                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............   $   (6,884,703)
                                                                                ==============
(1) NET OF FOREIGN WITHHOLDING TAXES ........................................   $        4,196

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 CAPITAL GROWTH FUND
                                                                                      ------------------------------------------
                                                                                       FOR THE SIX MONTHS                FOR THE
                                                                                      ENDED JUNE 30, 2005             YEAR ENDED
                                                                                        (UNAUDITED)(1)(2)    DECEMBER 31, 2004(2)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS .........................................................   $       104,349,714    $        71,774,589

OPERATIONS:
     NET INVESTMENT INCOME (LOSS) .................................................              (424,298)              (415,580)
     NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................             2,625,598              9,100,980
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........             2,816,837              4,515,399
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................             5,018,137             13,200,799
                                                                                      -------------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET INVESTMENT INCOME
       ADMINISTRATOR CLASS ........................................................                     0                      0
       ADVISOR CLASS ..............................................................                   N/A                    N/A
       INSTITUTIONAL CLASS ........................................................                     0                    N/A
       INVESTOR CLASS .............................................................                     0                      0
     NET REALIZED GAIN ON SALES OF INVESTMENTS
       ADMINISTRATOR CLASS ........................................................                (7,322)                     0
       INVESTOR CLASS .............................................................               (93,393)                     0
                                                                                      -------------------    -------------------
TOTAL DISTRIBUTIONS ...............................................................              (100,715)                     0
                                                                                      -------------------    -------------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS C ..........................................                   N/A                    N/A
     COST OF SHARES REDEEMED - CLASS C ............................................                   N/A                    N/A
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS - CLASS C .......................................................                   N/A                    N/A
                                                                                      -------------------    -------------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................            28,944,284              3,776,093
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .................                 7,322                      0
     PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .................                 2,800                  2,450
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................            (2,361,151)              (463,462)
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS - ADMINISTRATOR CLASS ...........................................            26,593,255              3,315,081
                                                                                      -------------------    -------------------
     PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ....................................                   N/A                    N/A
     REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ................................                   N/A                    N/A
     COST OF SHARES REDEEMED - ADVISOR CLASS ......................................                   N/A                    N/A
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS - ADVISOR CLASS .................................................                   N/A                    N/A
                                                                                      -------------------    -------------------
     PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................            31,299,961                    N/A
     REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .................                     0                    N/A
     PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .................                 1,805                    N/A
     COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................            (9,058,143)                   N/A
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS - INSTITUTIONAL CLASS ...........................................            22,243,623                    N/A
                                                                                      -------------------    -------------------
     PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...................................           101,824,046             58,344,944
     REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...............................                88,402                     0
     PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ...............................                30,170                 63,114
     COST OF SHARES REDEEMED - INVESTOR CLASS .....................................           (40,048,953)           (42,348,813)
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
     TRANSACTIONS - INVESTOR CLASS ................................................            61,893,665             16,059,245
                                                                                      -------------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...           110,730,543             19,374,326
                                                                                      ===================    ===================
NET INCREASE (DECREASE) IN NET ASSETS .............................................           115,647,965             32,575,125
                                                                                      ===================    ===================
ENDING NET ASSETS .................................................................   $       219,997,679    $       104,349,714
                                                                                      ===================    ===================

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                  DIVIDEND INCOME FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ...........................................................   $       127,097,342    $     145,811,208

OPERATIONS:
     NET INVESTMENT INCOME (LOSS) ...................................................               991,964            1,788,748
     NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................            11,007,157           12,637,848
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............            (7,072,649)           1,841,225
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................             4,926,472           16,267,821
                                                                                        -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET INVESTMENT INCOME
       ADMINISTRATOR CLASS ..........................................................               (34,493)             (79,420)
       ADVISOR CLASS ................................................................                   N/A                  N/A
       INSTITUTIONAL CLASS ..........................................................                   N/A                  N/A
       INVESTOR CLASS ...............................................................              (943,730)          (1,721,391)
     NET REALIZED GAIN ON SALES OF INVESTMENTS
       ADMINISTRATOR CLASS ..........................................................              (178,313)                   0
       INVESTOR CLASS ...............................................................            (5,146,749)                   0
                                                                                        -------------------    -----------------
TOTAL DISTRIBUTIONS .................................................................            (6,303,285)          (1,800,811)
                                                                                        -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS C ............................................                   N/A                  N/A
     COST OF SHARES REDEEMED - CLASS C ..............................................                   N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C ..............................................................                   N/A                  N/A
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .......................               521,458              957,685
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...................               212,808               73,969
     PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ...................                   N/A                  N/A
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .........................              (278,314)          (2,218,124)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
ADMINISTRATOR CLASS .................................................................               455,952           (1,186,470)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ......................................                   N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................................                   N/A                  N/A
     COST OF SHARES REDEEMED - ADVISOR CLASS ........................................                   N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
ADVISOR CLASS .......................................................................                   N/A                  N/A
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .......................                   N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...................                   N/A                  N/A
     PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ...................                   N/A                  N/A
     COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .........................                   N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INSTITUTIONAL CLASS .................................................................                   N/A                  N/A
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .....................................           120,849,946           12,663,221
     REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................................             5,710,081            1,610,726
     PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS .................................                   N/A                  N/A
     COST OF SHARES REDEEMED - INVESTOR CLASS .......................................           (29,198,505)         (46,268,353)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INVESTOR CLASS ......................................................................            97,361,522          (31,994,406)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .....            97,817,474          (33,180,876)
                                                                                        ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...............................................            96,440,661          (18,713,866)
                                                                                        ===================    =================
ENDING NET ASSETS ...................................................................   $       223,538,003    $     127,097,342
                                                                                        ===================    =================

                                                                                                      GROWTH FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ...........................................................   $     1,514,223,522    $   1,742,914,779

OPERATIONS:
     NET INVESTMENT INCOME (LOSS) ...................................................            (6,226,535)          (9,945,582)
     NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................           131,232,050          261,988,145
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............          (150,943,195)         (70,439,528)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................           (25,937,680)         181,603,035
                                                                                        -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET INVESTMENT INCOME
       ADMINISTRATOR CLASS ..........................................................                     0                    0
       ADVISOR CLASS ................................................................                     0                    0
       INSTITUTIONAL CLASS ..........................................................                     0                    0
       INVESTOR CLASS ...............................................................                     0                    0
     NET REALIZED GAIN ON SALES OF INVESTMENTS
       ADMINISTRATOR CLASS ..........................................................                     0                    0
       INVESTOR CLASS ...............................................................                     0                    0
                                                                                        -------------------    -----------------
TOTAL DISTRIBUTIONS .................................................................                     0                    0
                                                                                        -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS C ............................................                10,117                7,895
     COST OF SHARES REDEEMED - CLASS C ..............................................              (174,179)            (240,608)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
CLASS C .............................................................................              (164,062)            (232,713)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .......................             3,445,443           29,280,184
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...................                     0                    0
     PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ...................                   N/A                  N/A
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .........................            (8,882,608)         (27,039,383)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
ADMINISTRATOR CLASS .................................................................            (5,437,165)           2,240,801
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ......................................             5,121,758            1,130,060
     REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................................                     0                    0
     COST OF SHARES REDEEMED - ADVISOR CLASS ........................................            (2,132,103)          (4,859,149)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
ADVISOR CLASS .......................................................................             2,989,655           (3,729,089)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .......................            22,044,681           50,957,625
     REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...................                     0                    0
     PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ...................                   N/A                  N/A
     COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .........................           (10,918,672)        (102,489,398)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INSTITUTIONAL CLASS .................................................................            11,126,009          (51,531,773)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .....................................           159,919,391           95,253,378
     REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................................                     0                    0
     PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS .................................                   N/A                  N/A
     COST OF SHARES REDEEMED - INVESTOR CLASS .......................................          (139,056,893)        (452,294,896)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INVESTOR CLASS ......................................................................            20,862,498         (357,041,518)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .....            29,376,935         (410,294,292)
                                                                                        ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...............................................             3,439,255         (228,691,257)
                                                                                        ===================    =================
ENDING NET ASSETS ...................................................................   $     1,517,662,777    $   1,514,223,522
                                                                                        ===================    =================

                                                                                                 GROWTH AND INCOME FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
     BEGINNING NET ASSETS ...........................................................   $       528,010,810    $     754,988,255

OPERATIONS:
     NET INVESTMENT INCOME (LOSS) ...................................................               987,787            2,850,246
     NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................            77,717,308          109,886,748
     NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............          (106,743,138)         (67,387,548)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................           (28,038,043)          45,349,446
                                                                                        -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET INVESTMENT INCOME
       ADMINISTRATOR CLASS ..........................................................               (62,951)            (188,984)
       ADVISOR CLASS ................................................................               (14,248)             (27,166)
       INSTITUTIONAL CLASS ..........................................................              (156,308)            (468,186)
       INVESTOR CLASS ...............................................................              (994,650)          (2,205,122)
     NET REALIZED GAIN ON SALES OF INVESTMENTS
       ADMINISTRATOR CLASS ..........................................................                     0                    0
       INVESTOR CLASS ...............................................................                     0                    0
                                                                                        -------------------    -----------------
TOTAL DISTRIBUTIONS .................................................................            (1,228,157)          (2,889,458)
                                                                                        -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS C ............................................                   N/A                  N/A
     COST OF SHARES REDEEMED - CLASS C ..............................................                   N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
CLASS C .............................................................................                   N/A                  N/A
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .......................             1,533,220           16,023,072
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...................                62,952               86,153
     PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ...................                   N/A                  N/A
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .........................           (12,337,836)         (27,378,853)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
ADMINISTRATOR CLASS .................................................................           (10,741,664)         (11,269,628)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ......................................               587,922              884,899
     REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................................                14,232               27,101
     COST OF SHARES REDEEMED - ADVISOR CLASS ........................................            (1,454,999)          (3,971,072)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
ADVISOR CLASS .......................................................................              (852,845)          (3,059,072)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .......................             8,222,816           10,067,845
     REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...................               156,307              409,578
     PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ...................                   N/A                  N/A
     COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .........................           (13,844,454)         (60,154,178)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INSTITUTIONAL CLASS .................................................................            (5,465,331)         (49,676,755)
                                                                                        -------------------    -----------------
     PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .....................................            32,627,971           56,766,975
     REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................................               975,742            2,160,572
     PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS .................................                   N/A                  N/A
     COST OF SHARES REDEEMED - INVESTOR CLASS .......................................           (72,953,648)        (264,359,525)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
INVESTOR CLASS ......................................................................           (39,349,935)        (205,431,978)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .....           (56,409,775)        (269,437,433)
                                                                                        ===================    =================
NET INCREASE (DECREASE) IN NET ASSETS ...............................................           (85,675,975)        (226,977,445)
                                                                                        ===================    =================
ENDING NET ASSETS ...................................................................   $       442,334,835    $     528,010,810
                                                                                        ===================    =================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).
(2)   PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  CAPITAL GROWTH FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
     SHARES SOLD - CLASS C ...........................................................                  N/A                  N/A
     SHARES REDEEMED - CLASS C .......................................................                  N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C  .............................                  N/A                  N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) . ....................................            1,865,464              265,582
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
       (NOTE 1) . ....................................................................                  492                    0
     SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................................             (153,135)             (32,837)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS  .................            1,712,821              232,745
                                                                                        -------------------    -----------------
     SHARES SOLD - ADVISOR CLASS .....................................................                  N/A                  N/A
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................                  N/A                  N/A
     SHARES REDEEMED - ADVISOR CLASS .................................................                  N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........................                  N/A                 N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................................            1,980,434                  N/A
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...                    0                  N/A
     SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................................             (563,105)                 N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................            1,417,329                  N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - INVESTOR CLASS ....................................................            6,695,689            4,080,224
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................                5,989                    0
     SHARES REDEEMED - INVESTOR CLASS ................................................           (2,605,114)          (3,042,497)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......................            4,096,564            1,037,727
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
     TRANSACTIONS ....................................................................            7,226,714            1,270,472
                                                                                        ===================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)  ........................  $          (424,298)   $               0
                                                                                        ===================    =================

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                  DIVIDEND INCOME FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
     SHARES SOLD - CLASS C ...........................................................                  N/A                  N/A
     SHARES REDEEMED - CLASS C .......................................................                  N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................                  N/A                  N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......................................               32,120               65,076
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...               13,235                4,880
     SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................................              (17,024)            (152,136)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................               28,331              (82,180)
                                                                                        -------------------    -----------------
     SHARES SOLD - ADVISOR CLASS .....................................................                  N/A                  N/A
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................                  N/A                  N/A
     SHARES REDEEMED - ADVISOR CLASS .................................................                  N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........................                  N/A                  N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................................                  N/A                  N/A
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...                  N/A                  N/A
     SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................................                  N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  N/A                  N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - INVESTOR CLASS ....................................................            7,409,707              842,428
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................              350,552              104,861
     SHARES REDEEMED - INVESTOR CLASS ................................................           (1,794,685)          (3,114,265)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......................            5,965,574           (2,166,976)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
    TRANSACTIONS .....................................................................            5,993,905           (2,249,156)
                                                                                        ===================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................  $            23,674    $           9,933
                                                                                        ===================    =================

                                                                                                      GROWTH FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
     SHARES SOLD - CLASS C ...........................................................                  562                  459
     SHARES REDEEMED - CLASS C .......................................................               (9,739)             (13,972)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................               (9,177)             (13,513)
                                                                                        -------------------    -----------------
     SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......................................              183,269            1,658,492
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...                    0                    0
     SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................................             (471,913)          (1,483,358)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................             (288,644)             175,134
                                                                                        -------------------    -----------------
     SHARES SOLD - ADVISOR CLASS .....................................................              280,336               64,602
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................                    0                    0
     SHARES REDEEMED - ADVISOR CLASS .................................................             (117,250)            (277,909)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........................              163,086             (213,307)
                                                                                        -------------------    -----------------
     SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................................            1,155,630            2,807,792
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...                    0                    0
     SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................................             (562,216)          (5,693,537)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................              593,414           (2,885,745)
                                                                                        -------------------    -----------------
     SHARES SOLD - INVESTOR CLASS ....................................................            8,645,109            5,403,825
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................                    0                    0
     SHARES REDEEMED - INVESTOR CLASS ................................................           (7,477,738)         (25,653,429)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......................            1,167,371          (20,249,604)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
     TRANSACTIONS ....................................................................            1,626,050          (23,187,035)
                                                                                        ===================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................  $        (6,226,535)   $               0
                                                                                        ===================    =================

                                                                                                 GROWTH AND INCOME FUND
                                                                                        ----------------------------------------
                                                                                         FOR THE SIX MONTHS              FOR THE
                                                                                        ENDED JUNE 30, 2005           YEAR ENDED
                                                                                             (UNAUDITED)(1)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
     SHARES SOLD - CLASS C ...........................................................                  N/A                  N/A
     SHARES REDEEMED - CLASS C .......................................................                  N/A                  N/A
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................                  N/A                  N/A
                                                                                        -------------------    -----------------
     SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......................................               75,171              812,188
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...                3,106                4,251
     SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................................             (604,230)          (1,393,806)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................             (525,953)            (577,367)
                                                                                        -------------------    -----------------
     SHARES SOLD - ADVISOR CLASS .....................................................               28,957               44,541
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..................                  702                1,314
     SHARES REDEEMED - ADVISOR CLASS .................................................              (71,224)            (200,817)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........................              (41,565)            (154,962)
                                                                                        -------------------    -----------------
     SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......................................              398,640              507,260
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...                7,635               20,235
     SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................................             (673,350)          (3,043,024)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................             (267,075)          (2,515,529)
                                                                                        -------------------    -----------------
     SHARES SOLD - INVESTOR CLASS ....................................................            1,591,935            2,839,780
     SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .................               47,849              103,138
     SHARES REDEEMED - INVESTOR CLASS ................................................           (3,545,526)         (13,312,831)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......................           (1,905,742)         (10,369,913)
                                                                                        -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
     TRANSACTIONS ....................................................................           (2,740,335)         (13,617,771)
                                                                                        ===================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................  $            16,640    $         257,010
                                                                                        ===================    =================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     LARGE CAP GROWTH FUND
                                                                                            ---------------------------------------
                                                                                             FOR THE SIX MONTHS             FOR THE
                                                                                            ENDED JUNE 30, 2005          YEAR ENDED
                                                                                                 (UNAUDITED)(1)   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................      $  518,430,674      $  644,131,444

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................          (1,110,170)         (1,690,933)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................          23,409,584          73,815,081
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................         (29,184,117)        (28,242,259)
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................          (6,884,703)         43,881,889
                                                                                               --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ...............................................................                 N/A                 N/A
      ADVISOR CLASS .....................................................................                 N/A                 N/A
      INSTITUTIONAL CLASS ...............................................................                 N/A                 N/A
      INVESTOR CLASS ....................................................................                   0                   0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS ...............................................................                 N/A                 N/A
      INVESTOR CLASS ....................................................................                   0                   0
                                                                                               --------------      --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................                   0                   0
                                                                                               --------------      --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................................                 N/A                 N/A
   COST OF SHARES REDEEMED - CLASS C ....................................................                 N/A                 N/A
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - CLASS C ............................................................................                 N/A                 N/A
                                                                                               --------------      --------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........................                 N/A                 N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) .........................                 N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................                 N/A                 N/A
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - ADMINISTRATOR CLASS ................................................................                 N/A                 N/A
                                                                                               --------------      --------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ............................................                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ........................................                 N/A                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ..............................................                 N/A                 N/A
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - ADVISOR CLASS ......................................................................                 N/A                 N/A
                                                                                               ==============      ==============
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........................                 N/A                 N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) .........................                 N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................                 N/A                 N/A
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - INSTITUTIONAL CLASS ................................................................                 N/A                 N/A
                                                                                               --------------      --------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...........................................           9,761,802          23,281,058
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .......................................              43,542                   0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS .......................................               1,907                 N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS .............................................         (62,010,152)       (192,863,717)
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - INVESTOR CLASS .....................................................................         (52,202,901)       (169,582,659)
                                                                                               --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........         (52,202,901)       (169,582,659)
                                                                                               ==============      ==============
NET INCREASE (DECREASE) IN NET ASSETS ...................................................         (59,087,604)       (125,700,770)
                                                                                               ==============      ==============
ENDING NET ASSETS .......................................................................      $  459,343,070      $  518,430,674
                                                                                               ==============      ==============

(1)   PROCEEDS FROM SHARES SOLD MAY INCLUDE REDEMPTION FEES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                     LARGE CAP GROWTH FUND
                                                                                            ---------------------------------------
                                                                                             FOR THE SIX MONTHS             FOR THE
                                                                                            ENDED JUNE 30, 2005          YEAR ENDED
                                                                                                    (UNAUDITED)   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ................................................................                    N/A                N/A
   SHARES REDEEMED - CLASS C ............................................................                    N/A                N/A
                                                                                                  --------------      --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................................                    N/A                N/A
                                                                                                  --------------      --------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................................                    N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........                    N/A                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................................                    N/A                N/A
                                                                                                  --------------      --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................                    N/A                N/A
                                                                                                  --------------      --------------
   SHARES SOLD - ADVISOR CLASS ..........................................................                    N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......................                    N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS ......................................................                    N/A                N/A
                                                                                                  --------------      --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...........................                    N/A                N/A
                                                                                                  ==============      ==============
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................................                    N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ........                    N/A                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE1) ........................................                    N/A                N/A
                                                                                                  --------------      --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................                    N/A                N/A
                                                                                                  --------------      --------------
   SHARES SOLD - INVESTOR CLASS .........................................................                448,454          1,096,912
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......................                  1,999                  0
   SHARES REDEEMED - INVESTOR CLASS .....................................................             (2,836,435)        (9,063,690)
                                                                                                  --------------      --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........................             (2,385,982)        (7,966,778)
                                                                                                  --------------      --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING B FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................             (2,385,982)        (7,966,778)
                                                                                                  ==============      ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................         $   (1,110,170)     $           0
                                                                                                  ==============      ==============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    NET REALIZED
                                                 BEGINNING               NET                 AND  DISTRIBUTIONS
                                                 NET ASSET        INVESTMENT          UNREALIZED       FROM NET
                                                 VALUE PER            INCOME      GAIN (LOSS) ON     INVESTMENT
                                                     SHARE             (LOSS)        INVESTMENTS         INCOME
---------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $15.82       (0.00)(4)(5)             0.17             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $13.40       (0.01)                   2.43(6)          0.00
JUNE 30, 2003(7) TO DECEMBER 31, 2003 .........     $11.96       (0.00)(4)                1.44(8)          0.00

INSTITUTIONAL CLASS
APRIL 11, 2005(7) TO JUNE 30, 2005
(UNAUDITED) ...................................     $15.21        0.01(5)                 0.77             0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $15.70       (0.05)(5)                0.18             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $13.36       (0.06)                   2.40             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003                $10.66       (0.04)                   2.75(6)         (0.01)
OCTOBER 1, 2002 TO DECEMBER 31, 2002(9) .......     $10.25       (0.00)(4)                0.45            (0.04)
OCTOBER 31, 2001 TO SEPTEMBER 30, 2002 ........     $12.17        0.31                   (1.93)           (0.27)
OCTOBER 31, 2000 TO SEPTEMBER 30, 2001 ........     $19.15        0.32                   (5.09)           (0.32)
OCTOBER 31, 1999 TO SEPTEMBER 30, 2000 ........     $13.12        0.29                    6.26            (0.27)

DIVIDEND INCOME FUND
---------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $16.17        0.13                    0.51            (0.12)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $14.39        0.27                    1.79            (0.28)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     $11.71        0.19                    2.71            (0.22)
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 .......     $15.19        0.25                   (3.13)           (0.35)

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $16.38        0.09                    0.52            (0.09)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $14.57        0.22                    1.81            (0.22)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     $11.85        0.16                    2.72            (0.16)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........     $15.19        0.15                   (3.09)           (0.15)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........     $17.49        0.35                   (2.30)           (0.35)
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .....     $17.31        0.07                    1.01            (0.08)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ..........     $17.18        0.37                    1.88            (0.36)

GROWTH FUND
---------------------------------------------------------------------------------------------------------------
CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $19.00       (0.12)(5)               (0.25)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $17.03       (0.30)(5)                2.27             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     $13.21       (0.32)(5)                4.14             0.00
DECEMBER 26, 2002(7) TO DECEMBER 31, 2002 .....     $13.44        0.00(4)(5)             (0.23)            0.00

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $19.68       (0.04)(5)               (0.29)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $17.38       (0.03)(5)                2.33             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     $13.29       (0.08)(5)                4.17             0.00
AUGUST 30, 2002(7) TO DECEMBER 31, 2002 .......     $13.53       (0.01)(5)               (0.23)            0.00

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $19.22       (0.08)(5)               (0.27)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $17.09       (0.15)(5)                2.28             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     $13.14       (0.16)(5)                4.11             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........     $17.58       (0.17)(5)               (4.27)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........     $26.96       (0.15)                  (9.16)            0.00
FEBRUARY 24, 2000(7) TO DECEMBER 31, 2000 .....     $43.74       (0.02)                 (11.53)            0.00

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..     $19.99       (0.04)(5)               (0.29)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..........     $17.65       (0.03)(5)                2.37             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..........     $13.48       (0.07)(5)                4.24             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..........     $17.91       (0.08)(5)               (4.35)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..........     $27.17       (0.02)                  (9.17)            0.00
FEBRUARY 24, 2000(7) TO DECEMBER 31, 2000 .....     $43.74       (0.01)                 (11.33)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                     DISTRIBUTIONS      ENDING    RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          FROM NET   NET ASSET  ------------------------------------------------
                                                          REALIZED   VALUE PER  NET INVESTMENT       GROSS   EXPENSES        NET
                                                             GAINS       SHARE   INCOME (LOSS)    EXPENSES     WAIVED   EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....            (0.01)     $15.98           (0.01)%      1.30%     (0.38)%     0.92%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $15.82           (0.08)%      1.32%     (0.38)%     0.94%
JUNE 30, 2003(7) TO DECEMBER 31, 2003 ...........             0.00      $13.40           (0.03)%      2.13%     (1.19)%     0.94%

INSTITUTIONAL CLASS
APRIL 11, 2005(7) TO JUNE 30, 2005 (UNAUDITED) ..             0.00      $15.99            0.31%       0.98%     (0.19)%     0.79%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....            (0.01)     $15.82           (0.64)%      1.70%     (0.26)%     1.44%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $15.70           (0.55)%      1.77%     (0.33)%     1.44%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $13.36           (0.45)%      1.75%     (0.29)%     1.46%
OCTOBER 1, 2002 TO DECEMBER 31, 2002(9) .........             0.00      $10.66            0.25%       1.92%     (0.62)%     1.30%
OCTOBER 31, 2001 TO SEPTEMBER 30, 2002 ..........            (0.03)     $10.25            2.27%       1.67%     (0.17)%     1.50%
OCTOBER 31, 2000 TO SEPTEMBER 30, 2001 ..........            (1.89)     $12.17            2.20%       1.64%     (0.14)%     1.50%
OCTOBER 31, 1999 TO SEPTEMBER 30, 2000 ..........            (0.25)     $19.15            1.80%       1.58%     (0.08)%     1.50%

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....            (0.65)     $16.04            1.54%       1.24%     (0.28)%     0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $16.17            1.75%       1.36%     (0.41)%     0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $14.39            1.62%       1.40%     (0.40)%     1.00%
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 .........            (0.25)     $11.71            1.64%       2.10%     (1.10)%     1.00%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....            (0.65)     $16.25            1.15%       1.52%     (0.13)%     1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $16.38            1.40%       1.40%     (0.04)%     1.36%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $14.57            1.24%       1.40%      0.00%      1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            (0.25)     $11.85            1.05%       1.40%      0.00%      1.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............             0.00      $15.19            2.13%       1.10%      0.00%      1.10%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .......            (0.82)     $17.49            2.52%       1.00%      0.00%      1.00%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ............            (1.76)     $17.31            2.28%       1.00%      0.00%      1.00%

GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....             0.00      $18.63           (1.30)%      1.92%     (0.16)%     1.76%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $19.00           (1.74)%      3.35%     (0.93)%     2.42%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $17.03           (2.02)%      4.31%     (1.84)%     2.47%
DECEMBER 26, 2002(7) TO DECEMBER 31, 2002 .......             0.00      $13.21            0.00%       2.34%     (0.01)%     2.33%

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....             0.00      $19.35           (0.48)%      1.20%     (0.23)%     0.97%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $19.68           (0.19)%      1.31%     (0.36)%     0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $17.38           (0.52)%      1.24%     (0.27)%     0.97%
AUGUST 30, 2002(7) TO DECEMBER 31, 2002 .........             0.00      $13.29           (0.69)%      1.26%     (0.27)%     0.99%

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....             0.00      $18.87           (0.44)%      1.45%     (0.04)%     1.41%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $19.22           (0.86)%      1.59%     (0.05)%     1.54%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $17.09           (1.10)%      1.57%     (0.02)%     1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............             0.00      $13.14           (1.16)%      1.56%      0.00%      1.56%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            (0.07)     $17.58           (1.03)%      1.65%      0.00%      1.65%
FEBRUARY 24, 2000(7) TO DECEMBER 31, 2000 .......            (5.23)     $26.96           (0.91)%      2.00%     (0.08)%     1.92%

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....             0.00      $19.66           (0.99)%      0.97%     (0.04)%     0.93%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00      $19.99           (0.17)%      0.93%     (0.04)%     0.89%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00      $17.65           (0.45)%      0.92%     (0.02)%     0.90%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............             0.00      $13.48           (0.51)%      0.92%      0.00%      0.92%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            (0.07)     $17.91           (0.32)%      0.91%     (0.01)%     0.90%
FEBRUARY 24, 2000(7) TO DECEMBER 31, 2000 .......            (5.23)     $27.17           (0.09)%      0.84%      0.00%      0.84%

                                                                PORTFOLIO     NET ASSETS AT
                                                        TOTAL    TURNOVER     END OF PERIOD
                                                    RETURN(2)     RATE(3)   (000'S OMITTED)
------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        1.09%        121%         $ 32,316
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       18.06%        239%         $  4,895
JUNE 30, 2003(7) TO DECEMBER 31, 2003 ...........       12.04%        229%         $  1,026

INSTITUTIONAL CLASS
APRIL 11, 2005(7) TO JUNE 30, 2005 (UNAUDITED) ..        5.06%        121%         $ 22,661

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        0.84%        121%         $165,020
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       17.51%        239%         $ 99,455
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       25.41%        229%         $ 70,748
OCTOBER 1, 2002 TO DECEMBER 31, 2002(9) .........        4.38%         72%         $ 21,375
OCTOBER 31, 2001 TO SEPTEMBER 30, 2002 ..........      (13.69)%       311%         $ 18,221
OCTOBER 31, 2000 TO SEPTEMBER 30, 2001 ..........      (26.22)%       285%         $ 33,163
OCTOBER 31, 1999 TO SEPTEMBER 30, 2000 ..........       50.67%        181%         $ 36,964

DIVIDEND INCOME FUND
------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        3.98%         41%         $  4,769
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       14.49%         49%         $  4,351
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       24.99%         92%         $  5,054
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 .........      (19.42)%       114%         $    559

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        3.72%         41%         $218,769
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       14.04%         49%         $122,747
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       24.50%         92%         $140,758
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      (19.77)%       114%         $151,165
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      (11.20)%        77%         $234,428
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .......        6.60%          7%         $297,887
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ............       15.36%        107%         $260,282

GROWTH FUND
----------------------------------------------------------------------------------------
CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....       (1.95)%       110%         $    137
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       11.57%         92%         $    314
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       28.92%        139%         $    512
DECEMBER 26, 2002(7) TO DECEMBER 31, 2002 .......       (1.71)%       249%         $     98

ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....       (1.68)%       110%         $ 59,980
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       13.23%         92%         $ 66,658
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       30.78%        139%         $ 55,851
AUGUST 30, 2002(7) TO DECEMBER 31, 2002 .........       (1.77)%       249%         $ 13,106

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....       (1.82)%       110%         $  9,315
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       12.46%         92%         $  6,357
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       30.06%        139%         $  9,294
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      (25.26)%       249%         $  9,764
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      (34.54)%       400%         $ 14,292
FEBRUARY 24, 2000(7) TO DECEMBER 31, 2000 .......      (26.21)%       366%         $  4,175

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....       (1.65)%       110%         $301,769
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       13.26%         92%         $294,892
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       30.93%        139%         $311,312
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      (24.73)%       249%         $195,054
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      (33.84)%       400%         $ 72,846
FEBRUARY 24, 2000(7) TO DECEMBER 31, 2000 .......      (25.72)%       366%         $ 17,844


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           NET REALIZED
                                                             BEGINNING          NET                 AND   DISTRIBUTIONS
                                                             NET ASSET   INVESTMENT          UNREALIZED        FROM NET
                                                             VALUE PER       INCOME      GAIN (LOSS) ON      INVESTMENT
                                                                 SHARE       (LOSS)         INVESTMENTS          INCOME
-----------------------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..............     $19.35        (0.09)(5)           (0.27)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $17.19        (0.13)(5)            2.29            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $13.21        (0.16)(5)            4.14            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $17.68        (0.18)(5)           (4.29)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $27.05        (0.15)              (9.15)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ......................     $35.66        (0.17)              (3.21)           0.00

GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..............     $21.17        (0.05)              (1.09)          (0.08)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.52         0.19                1.63           (0.17)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.75         0.11(5)             3.79           (0.13)
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 ...................     $20.28         0.11               (4.46)          (0.18)

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..............     $21.21         0.03               (1.21)          (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.57         0.08                1.65           (0.09)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.77         0.05(5)             3.80           (0.05)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $20.20         0.04               (4.41)          (0.06)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $25.32        (0.04)              (5.08)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .................     $28.29        (0.00)(4)           (2.65)           0.00
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 ..................     $29.15        (0.05)              (0.81)           0.00

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..............     $21.41         0.11               (1.22)          (0.12)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.72         0.26                1.62           (0.19)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.92         0.16(4)             3.83           (0.19)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $20.49         0.15               (4.49)          (0.23)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $25.46         0.08               (5.05)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .................     $28.41        (0.00)(5)           (2.63)           0.00
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 ..................     $29.15         0.01               (0.75)           0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..............     $21.33         0.04               (1.22)          (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.68         0.09                1.66           (0.10)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.85         0.04(5)             3.83           (0.04)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $20.28         0.02               (4.45)          (0.00)(4)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $25.37        (0.02)              (5.07)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .................     $28.34        (0.00)(4)           (2.65)           0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ......................     $25.26        (0.09)               3.19            0.00

LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ..............     $22.75        (0.05)              (0.19)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $20.94        (0.07)               1.88            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $16.51        (0.10)               4.53            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $23.55        (0.08)              (6.96)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $34.77        (0.02)             (11.20)          (0.00)(4)
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) .................     $45.49         0.01               (4.81)           0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ......................     $41.52        (0.16)              12.01            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                             DISTRIBUTIONS      ENDING
                                                                  FROM NET   NET ASSET
                                                                  REALIZED   VALUE PER
                                                                     GAINS       SHARE
--------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            0.00      $18.99
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            0.00      $19.35
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................           (0.00)     $17.19
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................            0.00      $13.21
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................           (0.07)     $17.68
JANUARY 1, 2000 TO DECEMBER 31, 2000 .....................           (5.23)     $27.05

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            0.00      $19.95
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            0.00      $21.17
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            0.00      $19.52
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 ..................            0.00      $15.75

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            0.00      $19.98
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            0.00      $21.21
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            0.00      $19.57
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................           (0.00)     $15.77
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            0.00      $20.20
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................           (0.32)     $25.32
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 .................            0.00      $28.29

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            0.00      $20.18
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            0.00      $21.41
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            0.00      $19.72
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................            0.00      $15.92
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            0.00      $20.49
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................           (0.32)     $25.46
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 .................            0.00      $28.41

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            0.00      $20.10
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            0.00      $21.33
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            0.00      $19.68
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................            0.00      $15.85
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            0.00      $20.28
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................           (0.32)     $25.37
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .....................           (0.02)     $28.34

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            0.00      $22.51
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            0.00      $22.75
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            0.00      $20.94
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................            0.00      $16.51
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            0.00      $23.55
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................           (5.92)     $34.77
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .....................           (7.88)     $45.49

                                                                RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                             -------------------------------------------------
                                                             NET INVESTMENT       GROSS   EXPENSES         NET
                                                              INCOME (LOSS)    EXPENSES     WAIVED    EXPENSES
--------------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            (0.91)%      1.52%     (0.04)%      1.48%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            (0.77)%      1.52%     (0.04)%      1.48%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            (1.08)%      1.54%     (0.01)%      1.53%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................            (1.18)%      1.59%     (0.01)%      1.58%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            (0.71)%      1.37%      0.00%       1.37%
JANUARY 1, 2000 TO DECEMBER 31, 2000 .....................            (0.55)%      1.20%      0.00%       1.20%

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............             0.77%       1.14%     (0.18)%      0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................             0.77%       1.09%     (0.15)%      0.94%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................             0.65%       1.06%     (0.08)%      0.98%
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 ..................             0.68%       1.07%     (0.09)%      0.98%

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............             1.07%       1.39%     (0.12)%      1.27%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................             0.36%       1.44%     (0.06)%      1.38%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................             0.29%       1.35%     (0.01)%      1.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................             0.24%       1.27%     (0.01)%      1.26%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            (0.28)%      1.53%      0.00%       1.53%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................            (0.24)%      1.28%      0.00%       1.28%
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 .................            (0.74)%      1.31%      0.00%       1.31%

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............             0.35%       0.73%     (0.14)%      0.59%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................             0.93%       0.76%     (0.05)%      0.71%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................             0.95%       0.69%     (0.01)%      0.68%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................             0.87%       0.66%     (0.01)%      0.65%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................             0.58%       0.65%     (0.01)%      0.64%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................             0.14%       0.61%      0.00%       0.61%
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 .................             0.07%       0.64%      0.00%       0.64%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............             0.43%       1.46%     (0.12)%      1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................             0.40%       1.40%     (0.05)%      1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................             0.25%       1.40%     (0.02)%      1.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................             0.08%       1.43%     (0.01)%      1.42%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            (0.09)%      1.30%      0.00%       1.30%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................            (0.01)%      1.07%      0.00%       1.07%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .....................            (0.35)%      1.09%      0.00%       1.09%

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............            (0.47)%      1.38%     (0.16)%      1.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................            (0.30)%      1.24%     (0.04)%      1.20%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................            (0.48)%      1.27%     (0.02)%      1.25%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................            (0.37)%      1.24%     (0.01)%      1.23%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................            (0.09)%      1.11%      0.00%       1.11%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................             0.15%       0.99%      0.00%       0.99%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .....................            (0.36)%      0.96%      0.00%       0.96%

                                                                          PORTFOLIO     NET ASSETS AT
                                                                  TOTAL    TURNOVER     END OF PERIOD
                                                              RETURN(2)     RATE(3)   (000'S OMITTED)
-----------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............       (1.86)%        110%       $1,146,461
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................       12.57%          92%       $1,146,002
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................       30.13%         139%       $1,365,946
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................      (25.28)%        249%       $1,256,292
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................      (34.39)%        400%       $2,021,795
JANUARY 1, 2000 TO DECEMBER 31, 2000 .....................       (9.23)%        366%       $3,411,250

GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............       (5.37)%        134%       $    8,194
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        9.35%         136%       $   19,836
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................       24.90%         199%       $   29,557
JANUARY 1, 2002(7) TO DECEMBER 31, 2002 ..................      (21.47)%        188%       $   19,280

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............       (5.54)%        134%       $    4,885
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        8.85%         136%       $    6,068
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................       24.42%         199%       $    8,631
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................      (21.67)%        188%       $   10,347
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................      (20.22)%        172%       $   13,823
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................       (9.35)%         23%       $    4,704
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 .................       (2.95)%        122%       $      455

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............       (5.19)%        134%       $   29,362
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        9.59%         136%       $   36,879
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................       25.26%         199%       $   83,589
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................       21.22%         188%       $   67,014
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................       19.52%         172%       $   46,577
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................        9.24%          23%       $   31,394
FEBRUARY 29, 2000(7) TO OCTOBER 31, 2000 .................        2.54%         122%       $      772

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............       (5.54)%        134%       $  399,894
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        8.88%         136%       $  465,228
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................       24.44%         199%       $  633,211
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................      (21.83)%        188%       $  582,081
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................      (20.06)%        172%       $  886,066
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................       (9.33)%         23%       $1,109,155
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .....................       12.29%         122%       $1,227,987

LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .............       (1.06)%         93%       $  459,343
JANUARY 1, 2004 TO DECEMBER 31, 2004 .....................        8.64%          89%       $  518,431
JANUARY 1, 2003 TO DECEMBER 31, 2003 .....................       26.83%         253%       $  644,131
JANUARY 1, 2002 TO DECEMBER 31, 2002 .....................      (29.89)%        443%       $  588,894
JANUARY 1, 2001 TO DECEMBER 31, 2001 .....................      (32.27)%        469%       $  976,336
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(10) ................      (10.34)%         69%       $1,574,382
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .....................       28.12%         455%       $1,769,430

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS

      (1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

      (3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

      (4)   Amount calculated is less than $0.005.

      (5)   Calculated based upon average shares outstanding.

      (6)   Includes redemption fee of $0.01.

      (7)   Commencement of operations.

      (8)   Includes redemption fee of $0.02.

      (9) In 2002, the Fund changed its fiscal year-end from September 30 to December 31.

      (10) In 2000, the Fund changed its fiscal year-end from October 31 to December 31.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Capital Growth Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund, and Large Cap Growth Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


                                                              Before  Reorganization             After Reorganization
                                                        -------------------------------------    ---------------------
                                                                    Target Funds                   Acquiring Fund

----------------------------------------------------------------------------------------------------------------------
                                                            STRONG          STRONG LARGE         WELLS FARGO ADVANTAGE
   Fund                                                 ENDEAVOR FUND    COMPANY GROWTH FUND*     CAPITAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------------

   Shares:
----------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --             727,721                      --
----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --                 727,721
----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --                  --                     New
----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        1,733,529           8,690,855               9,863,351
----------------------------------------------------------------------------------------------------------------------
   Net Assets:
----------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --       $  11,069,451                      --
----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --           $  11,069,451
----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --                  --                     New
----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                    $  17,672,409         130,992,523             148,664,932
----------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                   1,928,352           9,526,106              11,454,458
----------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                         (1,374,426)         (1,215,735)             (2,590,161)
----------------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

                                                                         Before Reorganization               After Reorganization
                                                        --------------------------------------------------   --------------------
                                                                             Target Funds                       Acquiring Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WELLS FARGO
                                                        STRONG DOW 30       STRONG         STRONG DIVIDEND    ADVANTAGE DIVIDEND
   Fund                                                   VALUE FUND       ENERGY FUND       INCOME FUND*        INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
   Shares:
--------------------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --                --          286,445                    --
--------------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                --               --               286,445
--------------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        4,704,772         1,532,397        8,235,704            13,539,523
--------------------------------------------------------------------------------------------------------------------------------
   Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --                --    $   4,588,568                    --
--------------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                --               --         $   4,588,568
--------------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                    $  59,913,489     $  26,154,607      133,645,472           219,713,568
--------------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                   9,468,337         6,143,950       25,479,707            41,091,994
--------------------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                        (12,707,218)         (939,498)      (1,189,161)          (14,835,877)
--------------------------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Before Reorganization            After Reorganization
                                                        -----------------------------------     --------------------
                                                                    Target Funds                   Acquiring Fund

---------------------------------------------------------------------------------------------------------------------
                                                             STRONG             STRONG              WELLS FARGO
   Fund                                                  GROWTH 20 FUND       GROWTH FUND*      ADVANTAGE GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
   Shares:

---------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      --                 8,913                   8,913
---------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --             3,148,440                      --
---------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                    --               3,148,440
---------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                           276,560               304,662                 521,601
---------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --            15,437,417              15,437,417
---------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        9,119,381            55,831,771              62,900,684
---------------------------------------------------------------------------------------------------------------------
   Net Assets:
---------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      --       $       161,112         $       161,112
---------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --            58,984,412                      --
---------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                    --              58,984,412
---------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                     $   3,965,045             5,568,405               9,533,450
---------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --           293,773,318             293,773,318
---------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                      130,085,630         1,027,443,947           1,157,529,577
---------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                  26,139,087           203,437,808             229,576,895
---------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                       (345,354,611)         (589,297,736)           (934,652,347)
---------------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

                                                              Before  Reorganization              After Reorganization
                                                       -------------------------------------     ----------------------
                                                                   Target Funds                      Acquiring Fund

-----------------------------------------------------------------------------------------------------------------------
                                                       STRONG LARGE CAP    STRONG GROWTH AND      WELLS FARGO ADVANTAGE
   Fund                                                   CORE FUND           INCOME FUND*       GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------

   Shares:

-----------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --             885,134                      --
-----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --                 885,134
-----------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                                --             261,334                 261,334
-----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --           1,176,605               1,176,605
-----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                          407,243          20,545,788              20,757,917
-----------------------------------------------------------------------------------------------------------------------
   Net Assets:
-----------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      --       $  17,963,974                      --
-----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --           $  17,963,974
-----------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                                --           5,313,912               5,313,912
-----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --          24,153,285              24,153,285
-----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                    $   4,337,752         420,133,930             424,471,682
-----------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                     180,135          18,045,998              18,226,133
-----------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                           (441,738)        (74,137,179)            (74,578,917)
-----------------------------------------------------------------------------------------------------------------------

* Designates the accounting survivor.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                         Acquiring Fund                                             Target Fund
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND INVESTOR CLASS          STRONG LARGE CAP GROWTH FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.



 2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Dividend Income Fund and the Growth and Income Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                Year     Capital Loss
      Fund                     Expires   Carryforwards
------------------------------------------------------
      DIVIDEND INCOME FUND      2011     $   3,850,257
------------------------------------------------------
      GROWTH FUND               2009       386,854,731
                                2010       289,195,915
------------------------------------------------------
      GROWTH AND INCOME FUND    2008        43,975,442
                                2010        96,050,822
------------------------------------------------------
      LARGE CAP GROWTH FUND     2008       270,735,204
                                2010       203,828,512

      At December 31, 2004, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                               Deferred Post-October
      Fund                           Capital Loss
------------------------------------------------------
      DIVIDEND INCOME FUND            $ 12,270
------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

3. EXPENSES
--------------------------------------------------------------------------------
ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                     Advisory Fees*                                           Sub-Advisory Fees
                                  Average Daily      (% of Average                          Average Daily     (% of Average
      Fund                        Net Assets         Daily Net Assets)    Sub-Adviser       Net Assets        Daily Net Assets)
-------------------------------------------------------------------------------------------------------------------------------
      CAPITAL GROWTH FUND        $0 - $499  million        0.750         Wells Capital     $0 - 200 million         0.350
                               $500 - $999  million        0.700           Management    $200 - 400 million         0.300
                                 $1 - $2.99 billion        0.650         Incorporated         >$400 million         0.250
                                 $3 - $4.99 billion        0.625
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------
      DIVIDEND INCOME FUND       $0 - $499  million        0.750         Wells Capital     $0 - 200 million         0.350
                               $500 - $999  million        0.700           Management    $200 - 400 million         0.300
                                 $1 - $2.99 billion        0.650         Incorporated         >$400 million         0.250
                                 $3 - $4.99 billion        0.625
                                     >$4.99 billion        0.600
------------------------------------------------------------------------------------------------------------------------------
      GROWTH FUND                $0 - $499  million        0.750         Wells Capital     $0 - 200 million         0.350
                               $500 - $999  million        0.700           Management    $200 - 400 million         0.300
                                 $1 - $2.99 billion        0.650         Incorporated         >$400 million         0.250
                                 $3 - $4.99 billion        0.625
                                     >$4.99 billion        0.600
------------------------------------------------------------------------------------------------------------------------------
      GROWTH AND INCOME FUND     $0 - $499  million        0.750            Matrix          $0 - 50 million         0.200
                               $500 - $999  million        0.700             Asset             >$50 million         0.160
                                 $1 - $2.99 billion        0.650           Advisors,
                                 $3 - $4.99 billion        0.625              Inc.
                                     >$4.99 billion        0.600
------------------------------------------------------------------------------------------------------------------------------
      LARGE CAP GROWTH FUND      $0 - $499  million        0.750         Wells Capital     $0 - 200 million         0.350
                               $500 - $999  million        0.700           Management    $200 - 400 million         0.300
                                 $1 - $2.99 billion        0.650         Incorporated         >$400 million         0.250
                                 $3 - $4.99 billion        0.625
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Funds Management was entitled to receive an annual fee at the following rate:

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Advisory Fees (% of
      Fund                               Average Daily Net Assets   Average Daily Net Assets)
---------------------------------------------------------------------------------------------
      STRONG LARGE COMPANY GROWTH FUND            $0 - $4 billion             0.750
                                          $4 billion - $6 billion             0.725
                                                      >$6 billion             0.700
---------------------------------------------------------------------------------------------
      STRONG DIVIDEND INCOME FUND                 $0 - $4 billion             0.700
                                          $4 billion - $6 billion             0.675
                                                      >$6 billion             0.650
---------------------------------------------------------------------------------------------
      STRONG GROWTH FUND                          $0 - $4 billion             0.750
                                          $4 billion - $6 billion             0.725
                                                      >$6 billion             0.700
---------------------------------------------------------------------------------------------
      STRONG GROWTH AND INCOME FUND              All asset levels             0.550
---------------------------------------------------------------------------------------------
      STRONG LARGE CAP GROWTH FUND               $0 - $35 million             0.600
                                                     >$35 million             0.550
---------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                          Administration Fees**
                                                                              (% of Average
                                               Average Daily Net Assets     Daily Net Assets)
-----------------------------------------------------------------------------------------------
      FUND LEVEL                                     $0 - $4.99 billion           0.05
                                                     $5 - $9.99 billion           0.04
                                                         >$9.99 billion           0.03
-----------------------------------------------------------------------------------------------
      CLASS C                                                                     0.28
-----------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                                         0.10
-----------------------------------------------------------------------------------------------
      ADVISOR CLASS(1)                                                            0.28
-----------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                                         0.08
-----------------------------------------------------------------------------------------------
      INVESTOR CLASS(1)(2)(3)                                                     0.45
-----------------------------------------------------------------------------------------------

      (1) The class-level administration fee is reduced by 0.05% for the Advisor Class and Investor Class shares of the Growth and Income Fund.

      (2) The class-level administration fee is reduced by 0.08% for the Investor Class shares of the Dividend Income Fund.

      (3) The class-level administration fee is reduced by 0.05% for the Investor Class shares of the Large Cap Growth Fund.

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                   % of Average
      Share Class                                 Daily Net Assets
------------------------------------------------------------------
      CLASS C, ADVISOR CLASS AND INVESTOR CLASS        0.30%
------------------------------------------------------------------
      CLASS K                                          0.25%
------------------------------------------------------------------
      INSTITUTIONAL CLASS                              0.02%
------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      For financial statement presentation, transfer agent fees for the period from January 1, 2005 though April 10, 2005, as shown below, have been combined with administration fees.

                                            Transfer Agent Fees
                                         and Other Related Expenses
-------------------------------------------------------------------

      STRONG LARGE COMPANY GROWTH FUND
         CLASS K                                  $  3,792
         INVESTOR CLASS                            100,166
-------------------------------------------------------------------
      STRONG DIVIDEND INCOME FUND
         CLASS K                                     2,319
         INVESTOR CLASS                             95,539
-------------------------------------------------------------------
      STRONG GROWTH FUND
         CLASS C                                       117
         CLASS K                                    28,991
         ADVISOR CLASS                               2,556
         INSTITUTIONAL CLASS                        15,728
         INVESTOR CLASS                            972,096
-------------------------------------------------------------------
      STRONG GROWTH AND INCOME FUND
         CLASS K                                     8,801
         ADVISOR CLASS                               2,809
         INSTITUTIONAL CLASS                           231
         INVESTOR CLASS                            453,047
-------------------------------------------------------------------
      STRONG LARGE CAP GROWTH FUND
         INVESTOR CLASS                            371,727
-------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                  % of Average Daily Net Assets
---------------------------------------------------------------
      ALL LARGE CAP STOCK FUNDS               0.02
---------------------------------------------------------------

      Prior to March 4, 2005, State Street served as custodian for the Strong Large Cap Growth Fund. Prior to April 11, 2005, State Street served as custodian for the Strong Large Company Growth Fund, Strong Dividend Income Fund, Strong Growth Fund and Strong Growth and Income Fund. From April 11, 2005 to April 22, 2005, State Street served as interim custodian for the Capital Growth Fund, Dividend Income Fund, Growth Fund and Growth and Income Fund. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

Share Class                                                      % of Average Daily Net Assets***
-------------------------------------------------------------------------------------------------
CLASS C, ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR CLASS                 0.25
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                            0.00

      *** Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

      Fund                     Class C   Administrator    Advisor   Investor
----------------------------------------------------------------------------
      CAPITAL GROWTH FUND        N/A       $ 10,840         N/A     $ 87,622
----------------------------------------------------------------------------
      DIVIDEND INCOME FUND       N/A          2,606         N/A      120,469
----------------------------------------------------------------------------
      GROWTH FUND                $77         32,571       $ 5,055    629,165
----------------------------------------------------------------------------
      GROWTH AND INCOME FUND     N/A          8,864         2,874    229,501
----------------------------------------------------------------------------
      LARGE CAP GROWTH FUND      N/A           N/A          N/A      253,639
----------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class C, Advisor Class and Investor Class shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 1.00%, 0.25% and 0.25% of the average daily net assets of the Class C shares of Strong Growth Fund, Advisor Class shares of Strong Growth Fund and Strong Growth and Income Fund, and Investor Class shares of Strong Large Company Growth Fund, respectively.

      For the six months ended June 30, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 4, 2005, State Street served as fund accountant for the Strong Large Cap Growth Fund. Prior to April 11, 2005, State Street served as fund accountant for the Strong Large Company Growth Fund, Strong Dividend Income Fund, Strong Growth Fund and Strong Growth and Income Fund. Fund accounting fees were paid by the Funds' administrator and not by the Funds. From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for Capital Growth Fund, Dividend Income Fund, Growth Fund and Growth and Income Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                             Net Operating Expense Ratios
    Fund                     Class C   Administrator   Advisor   Institutional   Investor
-----------------------------------------------------------------------------------------
    CAPITAL GROWTH FUND        N/A         0.94%        N/A          0.80%        1.42%
-----------------------------------------------------------------------------------------
    DIVIDEND INCOME FUND       N/A         0.96%        N/A          N/A          1.37%
-----------------------------------------------------------------------------------------
    GROWTH FUND                2.05%       0.96%        1.30%        0.85%        1.47%
-----------------------------------------------------------------------------------------
    GROWTH AND INCOME FUND     N/A         0.96%        1.14%        0.66%        1.31%
-----------------------------------------------------------------------------------------
    LARGE CAP GROWTH FUND      N/A         N/A          N/A          N/A          1.19%
-----------------------------------------------------------------------------------------

      Prior to April 11, 2005, the Strong Funds' interim adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital Management, Inc. ("SCM"), had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Large Cap Stock Funds from May 21, 2004 to May 21, 2005. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses until May 1, 2005, to keep total annual operating expenses of the Class C shares of the Strong Growth Fund at no more than 2.50%; Class K shares of the Strong Large Company Growth Fund, Strong Dividend Income Fund, Strong Growth Fund and Strong Growth and Income Fund at no more than 0.99%; and Investor Class shares of the Strong Large Company Growth Fund at no more than 1.50%. However, effective April 11, 2005, the funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

--------------------------------------------------------------------------------
                                                              Waived Fees and
                                                            Reimbursed Expenses
    STRONG LARGE COMPANY GROWTH FUND
          FUND LEVEL                                             $   13,076
          CLASS K                                                     6,244
          INVESTOR CLASS                                             81,235
--------------------------------------------------------------------------------
    STRONG DIVIDEND INCOME FUND
          FUND LEVEL                                                 14,241
          CLASS K                                                     2,388
          INVESTOR CLASS                                                  0

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                Waived Fees and
                                                             Reimbursed Expenses
--------------------------------------------------------------------------------
    STRONG GROWTH FUND
          FUND LEVEL                                             $ 153,877
          CLASS C                                                        0
          CLASS K                                                   38,583
          ADVISOR CLASS                                                  0
          INSTITUTIONAL CLASS                                            0
          INVESTOR CLASS                                                 0
--------------------------------------------------------------------------------
    STRONG GROWTH AND INCOME FUND
          FUND LEVEL                                                54,086
          CLASS K                                                    3,699
          ADVISOR CLASS                                                  0
          INSTITUTIONAL CLASS                                            0
          INVESTOR CLASS                                                 0
--------------------------------------------------------------------------------
    STRONG LARGE CAP GROWTH FUND
          FUND LEVEL                                                51,176
          INVESTOR CLASS                                                 0
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

    Fund                                      Purchases at Cost      Sales Proceeds
-----------------------------------------------------------------------------------
    CAPITAL GROWTH FUND                       $     156,489,178      $   70,763,337
-----------------------------------------------------------------------------------
    DIVIDEND INCOME FUND                             46,883,787          33,685,583
-----------------------------------------------------------------------------------
    GROWTH FUND                                     899,353,173       1,009,260,149
-----------------------------------------------------------------------------------
    GROWTH AND INCOME FUND                          345,351,982         408,768,314
-----------------------------------------------------------------------------------
    LARGE CAP GROWTH FUND                           207,607,450         267,375,854
-----------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, there were no borrowings by the Large Cap Stock Funds under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site

      (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE             LENGTH OF SERVICE ***   PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
    J. Tucker Morse          Trustee, since 1987     Private Investor/Real Estate        None
    60                                               Developer; Chairman of White
                                                     Point Capital, LLC.
------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE             LENGTH OF SERVICE ***   PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
    Thomas S. Goho           Trustee, since 1987     Associate Professor of              None
    62                                               Finance, Wake Forest
                                                     University, Calloway School
                                                     of Business and
                                                     Accountancy.
------------------------------------------------------------------------------------------------------------
    Peter G. Gordon          Trustee, since 1998     Chairman, CEO, and Co-              None
    62                       (Chairman, since 2005)  Founder of Crystal Geyser
                                                     Water Company and President
                                                     of Crystal Geyser Roxane
                                                     Water Company.
------------------------------------------------------------------------------------------------------------
    Richard M. Leach         Trustee, since 1987     Retired. Prior thereto,             None
    71                                               President of Richard M.
                                                     Leach Associates (a
                                                     financial consulting firm).
------------------------------------------------------------------------------------------------------------
    Timothy J. Penny         Trustee, since 1996     Senior Counselor to the             None
    53                                               public relations firm of
                                                     Himle-Horner and Senior
                                                     Fellow at the Humphrey
                                                     Institute, Minneapolis,
                                                     Minnesota (a public
                                                     policy organization).
------------------------------------------------------------------------------------------------------------
    Donald C. Willeke        Trustee, since 1996     Principal in the law firm           None
    65                                               of Willeke & Daniels.
------------------------------------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

OFFICERS

-------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE             LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
    Karla M. Rabusch         President, since 2003   Executive Vice President of         None
    46                                               Wells Fargo Bank, N.A.
                                                     President of Wells Fargo Funds
                                                     Management, LLC. Senior Vice
                                                     President and Chief
                                                     Administrative Officer of
                                                     Wells
                                                     Fargo Funds Management, LLC
                                                     from 2001 to 2003. Vice
                                                     President of Wells Fargo Bank,
                                                     N.A. from 1997 to 2000.
-------------------------------------------------------------------------------------------------------------
    Stacie D. DeAngelo       Treasurer, since 2003   Senior Vice President of Wells      None
    36                                               Fargo Bank, N.A. Senior Vice
                                                     President of Operations for
                                                     Wells Fargo Funds
                                                     Management, LLC. Prior there-
                                                     to, Operations Manager at
                                                     Scudder Weisel Capital, LLC
                                                     from 2000 to 2001. Director of
                                                     Shareholder Services at BISYS
                                                     Fund Services from 1999 to
                                                     2000.
-------------------------------------------------------------------------------------------------------------
    C. David Messman         Secretary, since 2000   Vice President and Managing         None
    45                                               Senior Counsel of Wells Fargo
                                                     Bank, N.A. Senior Vice
                                                     President and Secretary of
                                                     Wells
                                                     Fargo Funds Management, LLC.
                                                     Vice President and Senior
                                                     Counsel of Wells Fargo Bank,
                                                     N.A. from 1996 to 2003.
-------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:
CAPITAL GROWTH FUND, DIVIDEND INCOME FUND, GROWTH FUND, GROWTH AND INCOME FUND AND LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Capital Growth Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund and Large Cap Growth Fund (the "Funds"); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Capital Growth Fund, Dividend Income Fund, Growth Fund and Large Cap Growth Fund; and (iii) an investment sub-advisory agreement with Matrix Asset Advisors, Inc. ("Matrix") for the Growth and Income Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Matrix (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

STRONG FUNDS                           WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
Large Company Growth*                  Capital Growth Fund
Endeavor Fund
--------------------------------------------------------------------------------
Dividend Income Fund*                  Dividend Income Fund
Energy Fund
Dow Value 30 Fund
--------------------------------------------------------------------------------
Growth Fund*                           Growth Fund
Growth 20 Fund
--------------------------------------------------------------------------------
Growth and Income Fund*                Growth and Income Fund
Large Cap Core Fund
--------------------------------------------------------------------------------
Large Cap Growth Fund*                 Large Cap Growth Fund
--------------------------------------------------------------------------------
   * Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. Responses of Funds Management and the Sub-Advisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and the Sub-Advisers.

      The Board also considered the ability of Funds Management and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and the Sub-Adviser's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-advisers.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance results of each Fund were better than, or not appreciably below, the median performance of its Peer Group for all time periods.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Funds' net operating expense ratios were lower than, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Funds had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Funds. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Capital Growth Fund, Dividend Income Fund, Growth Fund and Large Cap Growth Fund was not a material factor in determining whether to renew the agreement. The Board did not consider profitability information with respect to Matrix, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Matrix had been negotiated by Funds Management on an arms length basis and that Matrix's separate profitability from its relationship with the Growth and Income Fund was not a material factor in determining whether to renew the agreement.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by the Sub-Advisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (or the Sub-Advisers and their affiliates) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in the business of Funds Management and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (or the Sub-Advisers and their affiliates)).

      The Board also considered the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Sub-Advisers in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15 (c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and the Sub-Advisers, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS                WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

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

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO     This report and the financial
ADVANTAGE FUNDS(SM) is available       statements contained herein are
free upon request. To obtain           submitted for the general information
literature, please write, e-mail,      of the shareholders of the WELLS FARGO
or call:                               ADVANTAGE FUNDS. If this report is
                                       used for promotional purposes,
WELLS FARGO ADVANTAGE FUNDS            distribution of the report must be
P.O. Box 8266                          accompanied or preceded by a current
Boston, MA 02266-8266                  prospectus. For a prospectus
                                       containing more complete information,
E-mail: wfaf@wellsfargo.com            including charges and expenses, call
Retail Investment Professionals:       1-800-222-8222. Please consider the
888-877-9275                           investment objective, risks, charges
Institutional Investment               and expenses of the investment
Professionals:866-765-0778             carefully before investing. This and
Web: www.wellsfargo.com/advantage      other information about WELLS FARGO
funds                                  ADVANTAGE FUNDS can be found in the
                                       current prospectus. Read the
                                       prospectus carefully before you invest
                                       or send money.

                                       Wells Fargo Funds Management, LLC, a
                                       wholly-owned subsidiary of Wells Fargo &
                                       Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo
                                       & Company.

             -------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
(c) 2005 Wells Fargo  |  www.wellsfargo.com/advantagefunds |    RT51954 08-05
Advantage Funds, LLC. |                                    | SLCNLD/SAR121 06-05
All rights reserved.  |

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                 JUNE 30, 2005
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

      Wells Fargo Advantage Common Stock Fund

      Wells Fargo Advantage Small Cap Value Fund

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Common Stock Fund ......................................................    2
   Small Cap Value Fund ...................................................    4
Fund Expenses .............................................................    6
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Common Stock Fund ......................................................    8
   Small Cap Value Fund ...................................................   12
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   20
   Statements of Operations ...............................................   21
   Statements of Changes in Net Assets ....................................   22
   Financial Highlights ...................................................   24
Notes to Financial Highlights .............................................   26
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   27
--------------------------------------------------------------------------------
Other Information .........................................................   34
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   39
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at www.wellsfargo.com/advantagefunds. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPASION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate--its principal policy tool--from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of the year. The S&P 500 Index was around 1200 as the year began. It ended the first half of 2005 at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S. the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during 2005, but, they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period--growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE COMMON STOCK FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE COMMON STOCK FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUB-ADVISER
      Wells Fargo Funds Management, LLC    Wells Capital Management Incorporated

FUND MANAGERS                            INCEPTION DATE
      Richard T. Weiss                     12/29/1989
      Ann M. Miletti

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 2.16%(1) (excluding sales charge) for the six-month period ending June 30, 2005, underperforming its benchmark, the Russell Midcap(R) Index(2), which returned 3.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      FROM TIME TO TIME, THE FUND'S PERFORMANCE WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOs). THE EFFECT OF IPOs PURCHASED WHEN THE FUND'S ASSET BASE WAS SMALL MAY HAVE BEEN MAGNIFIED. INVESTORS SHOULD NOT EXPECT THAT SUCH ENHANCED RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's energy sector weighting was more than twice that of its broad-based benchmark, which helped performance, as the benchmark's energy stocks collectively rose by more than 24%, by far the strongest sector return during the first six months of the year. In addition to being helped by this overweighting, the Fund's energy holdings did better as a group, assisting performance. The second strongest group in the index was the consumer retail and restaurant industry. Here, too, performance was helped by an overweighted position as well as positive stock selection. On the negative side, the market's weakest sector was information technology, another area where the Fund was overweighted compared to the benchmark. This overweighting detracted from performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund stuck to its methodology of buying stocks that are selling at a discount to their intrinsic private market value and selling stocks that approach their private market value. This discipline allows us to be patient with stocks that are seemingly out of favor with the market, which is becoming the exception as investors become more focused on the short term. Our stock-by-stock approach led us to increase holdings in the energy, consumer retail, and information technology sectors, to decrease holdings in the financial sector, and to a lesser extent, the cyclical and health care sectors. These sector weightings were fairly consistent throughout the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Investors continue to weigh several factors, including inflation, interest rates, record-high energy prices, and the threat of terrorism. Perhaps because of these factors, valuations today are unusually compressed. In particular, the market is giving companies with high growth rates little credit for their superior profitability. Because the Fund's private value approach allows it to opportunistically look for attractively valued stocks in both the growth and value areas, we are currently looking to take advantage of this valuation compression by buying stocks with what we believe are favorable long-term growth outlooks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE COMMON STOCK FUND.

PERFORMANCE HIGHLIGHTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                             Including Sales Charge                   Excluding Sales Charge
                                                       -------------------------------------   -------------------------------------
                                                       6-Months*   1-Year   5-Year   10-Year   6-Months*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock Fund - Class A                         (3.73)     3.38     2.53     10.93      2.16       9.69     3.74     11.59
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock Fund - Class B                         (3.24)     3.89     2.68     11.13      1.76       8.89     3.04     11.13
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock Fund - Class C                          0.81      7.89     3.04     10.96      1.81       8.89     3.04     10.96
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock Fund - Class Z                                                                 2.22       9.92     4.01     11.93
------------------------------------------------------------------------------------------------------------------------------------
     Benchmark
------------------------------------------------------------------------------------------------------------------------------------
       Russell Midcap(R) Index(2)                                                                3.92      17.12     7.34     12.90

       * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------
     Beta**                                               1.16
--------------------------------------------------------------
     Price to Earnings (trailing 12 months)              25.90x
--------------------------------------------------------------
     Price to Book Ratio                                  2.54x
--------------------------------------------------------------
     Median Market Cap. ($B)                            $ 4.48
--------------------------------------------------------------
     Portfolio Turnover                                     14%
--------------------------------------------------------------

     ** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK
        BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                     12%
Consumer Staples                            6%
Energy                                     11%
Financials                                  8%
Health Care                                24%
Industrials                                 6%
Information Technology                     27%
Materials                                   2%
Telecommunication Services                  5%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
-------------------------------------------------------------
     Noble Corporation                                  2.94%
-------------------------------------------------------------
     Cablevision Systems Corporation Class A            2.93%
-------------------------------------------------------------
     Burlington Resources Incorporated                  2.22%
-------------------------------------------------------------
     EOG Resources Incorporated                         2.20%
-------------------------------------------------------------
     Apache Corporation                                 2.12%
-------------------------------------------------------------
     Smith International Incorporated                   2.12%
-------------------------------------------------------------
     Advance Auto Parts Incorporated                    1.88%
-------------------------------------------------------------
     Kroger Company                                     1.67%
-------------------------------------------------------------
     City National Corporation                          1.69%
-------------------------------------------------------------
     RenaissanceRe Holdings Limited                     1.66%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
              COMMON STOCK FUND -      COMMON STOCK FUND -    RUSSELL MIDCAP(R)
                    CLASS A                  CLASS Z              INDEX
                    -------                  -------              -----
 6/30/1995            9,425                   10,000             10,000
 7/31/1995            9,904                   10,512             10,486
 8/31/1995           10,038                   10,656             10,646
 9/30/1995           10,219                   10,852             10,887
10/31/1995            9,938                   10,557             10,643
11/30/1995           10,349                   10,997             11,173
12/31/1995           10,631                   11,300             11,238
 1/31/1996           10,811                   11,495             11,475
 2/29/1996           11,119                   11,826             11,744
 3/31/1996           11,375                   12,102             11,914
 4/30/1996           11,685                   12,435             12,252
 5/31/1996           11,821                   12,583             12,437
 6/30/1996           11,463                   12,206             12,250
 7/31/1996           10,856                   11,563             11,492
 8/31/1996           11,394                   12,140             12,039
 9/30/1996           11,777                   12,552             12,633
10/31/1996           11,936                   12,725             12,735
11/30/1996           12,719                   13,564             13,511
12/31/1996           12,761                   13,613             13,373
 1/31/1997           13,211                   14,097             13,873
 2/28/1997           13,220                   14,111             13,852
 3/31/1997           12,736                   13,599             13,263
 4/30/1997           13,074                   13,964             13,593
 5/31/1997           14,219                   15,191             14,585
 6/30/1997           14,640                   15,646             15,062
 7/31/1997           15,519                   16,590             16,319
 8/31/1997           15,843                   16,941             16,142
 9/30/1997           16,566                   17,720             17,063
10/31/1997           15,582                   16,672             16,399
11/30/1997           15,461                   16,548             16,789
12/31/1997           15,768                   16,882             17,252
 1/31/1998           15,688                   16,802             16,927
 2/28/1998           16,839                   18,039             18,250
 3/31/1998           17,560                   18,817             19,116
 4/30/1998           17,788                   19,067             19,164
 5/31/1998           17,023                   18,253             18,571
 6/30/1998           17,041                   18,277             18,828
 7/31/1998           16,103                   17,277             17,930
 8/31/1998           13,416                   14,399             15,062
 9/30/1998           14,208                   15,254             16,037
10/31/1998           15,488                   16,632             17,130
11/30/1998           15,941                   17,124             17,941
12/31/1998           16,748                   17,996             18,993
 1/31/1999           17,117                   18,398             18,961
 2/28/1999           16,380                   17,612             18,330
 3/31/1999           17,264                   18,568             18,904
 4/30/1999           18,867                   20,297             20,301
 5/31/1999           18,992                   20,439             20,243
 6/30/1999           20,017                   21,547             20,957
 7/31/1999           19,706                   21,219             20,381
 8/31/1999           18,942                   20,403             19,853
 9/30/1999           18,714                   20,164             19,156
10/31/1999           20,025                   21,583             20,063
11/30/1999           21,467                   23,143             20,640
12/31/1999           23,422                   25,258             22,456
 1/31/2000           22,467                   24,236             21,713
 2/29/2000           23,593                   25,459             23,382
 3/31/2000           25,053                   27,042             24,721
 4/30/2000           23,616                   25,499             23,551
 5/31/2000           23,869                   25,779             22,927
 6/30/2000           23,481                   25,369             23,605
 7/31/2000           22,964                   24,818             23,341
 8/31/2000           24,801                   26,811             25,578
 9/30/2000           24,219                   26,190             25,213
10/31/2000           23,286                   25,188             24,824
11/30/2000           21,584                   23,355             22,590
12/31/2000           23,046                   24,955             24,309
 1/31/2001           24,540                   26,564             24,700
 2/28/2001           22,954                   24,856             23,197
 3/31/2001           21,813                   23,643             21,758
 4/30/2001           23,345                   25,301             23,618
 5/31/2001           23,620                   25,623             24,058
 6/30/2001           23,082                   25,054             23,832
 7/31/2001           22,659                   24,596             23,150
 8/31/2001           21,447                   23,284             22,260
 9/30/2001           18,438                   20,028             19,575
10/31/2001           19,697                   21,390             20,351
11/30/2001           21,550                   23,420             22,056
12/31/2001           22,587                   24,530             22,942
 1/31/2002           22,129                   24,047             22,805
 2/28/2002           21,544                   23,427             22,563
 3/31/2002           23,160                   25,188             23,916
 4/30/2002           22,243                   24,196             23,452
 5/31/2002           21,693                   23,600             23,187
 6/30/2002           19,734                   21,467             21,632
 7/31/2002           17,786                   19,359             19,521
 8/31/2002           18,015                   19,607             19,628
 9/30/2002           16,181                   17,610             17,817
10/31/2002           17,545                   19,099             18,718
11/30/2002           19,585                   21,318             20,017
12/31/2002           18,187                   19,805             19,228
 1/31/2003           17,935                   19,533             18,840
 2/28/2003           17,854                   19,446             18,590
 3/31/2003           17,992                   19,595             18,774
 4/30/2003           19,264                   20,984             20,137
 5/31/2003           20,948                   22,819             21,980
 6/30/2003           21,224                   23,129             22,202
 7/31/2003           21,934                   23,910             22,934
 8/31/2003           22,805                   24,853             23,930
 9/30/2003           22,209                   24,208             23,630
10/31/2003           23,607                   25,758             25,434
11/30/2003           24,088                   26,279             26,148
12/31/2003           25,189                   27,470             26,931
 1/31/2004           25,601                   27,929             27,714
 2/29/2004           26,186                   28,573             28,310
 3/31/2004           25,899                   28,263             28,316
 4/30/2004           25,040                   27,333             27,277
 5/31/2004           25,166                   27,470             27,953
 6/30/2004           25,727                   28,090             28,727
 7/31/2004           24,008                   26,217             27,471
 8/31/2004           23,722                   25,907             27,590
 9/30/2004           24,765                   27,060             28,485
10/31/2004           25,372                   27,718             29,271
11/30/2004           26,770                   29,256             31,054
12/31/2004           27,624                   30,205             32,376
 1/31/2005           26,859                   29,378             31,575
 2/28/2005           27,710                   30,312             32,550
 3/31/2005           27,643                   30,253             32,294
 4/30/2005           26,325                   28,801             31,265
 5/31/2005           27,567                   30,171             32,763
 6/30/2005           28,220                   30,877             33,644


--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE COMMON STOCK FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Common Stock Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance shown for Class B shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE COMMON STOCK FUND for periods prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor Common Stock Fund, its predecessor fund. Effective at the close of business April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings, and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE COMMON STOCK FUND Class A and Class Z shares for the most recent ten years with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
     Wells Fargo Funds Management, LLC     Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
     I. Charles Rinaldi                    12/31/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 0.46%(1) (excluding sales charge) for the six-month period ending June 30, 2005, outperforming its benchmark, the Russell 2000(R) Index(2), which returned (1.25)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      FROM TIME TO TIME, THE FUND'S PERFORMANCE WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THE EFFECT OF IPOS PURCHASED WHEN THE FUND'S ASSET BASE WAS SMALL MAY HAVE BEEN MAGNIFIED. INVESTORS SHOULD NOT EXPECT THAT SUCH ENHANCED RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Our bottom-up investment philosophy, which emphasizes individual stock selection and close attention to our companies' basic business prospects, contributed to the Fund's performance. Areas where stock selection was particularly beneficial included the Fund's holdings in the energy and health care sectors. Within these areas stocks such as Range Resources, an independent oil and gas company, and Beverly Enterprises, a health care company providing services through the operation of nursing facilities, assisted living centers, hospice locations and outpatient clinics, contributed positively to performance during the first half of the year. On the negative side, stocks such as Graftech International and Steel Dynamics detracted from performance during this period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We increased the Fund's exposure to the information technology sector, and we trimmed some holdings in the energy and materials sectors. With regard to the energy and materials sectors, several of our stocks appreciated significantly, and became sell candidates based on valuation. Our added exposure to the information technology sector was a result of our bottom-up stock selection approach. However, many holdings in the energy and materials sectors continued to perform well, with the result that price appreciation kept our sector weightings close to where they had been.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are optimistic of the small-cap value asset class for several reasons. Valuations continue to be attractive relative to those of many other asset classes. Additionally, demand for small-cap value stocks continues to be strong, as investors become increasingly aware of their performance potential. Moreover, we are comfortable with the Fund's current holdings and sector weightings, and we believe it is well positioned for the balance of 2005.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                  Including Sales Charge                Excluding Sales Charge
                                                             ----------------------------------   ----------------------------------
                                                                                        Life of                              Life of
                                                             6-Months*  1-Year  5-Year    Fund    6-Months*  1-Year  5-Year   Fund
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class A (Incept. Date 11/30/2000)   (5.31)      7.21   15.01    16.63     0.46      13.74   16.38  17.55
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class B (Incept. Date 11/30/2000)   (4.88)      7.88   15.34    16.84     0.12      12.88   15.57  16.84
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class C (Incept. Date 11/30/2000)   (0.88)     11.94   15.61    16.88     0.12      12.94   15.61  16.88
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class Z (Incept. Date 12/31/1997)                                         0.60      13.96   16.59  17.81
------------------------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index(2)                                                                     (1.25)      9.45    5.71   6.53

     *RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------
     Beta**                                              1.06
--------------------------------------------------------------
     Price to Earnings (trailing 12 months)             28.30x
--------------------------------------------------------------
     Price to Book Ratio                                 2.07x
--------------------------------------------------------------
     Median Market Cap. ($B)                          $  0.77
--------------------------------------------------------------
     Portfolio Turnover                                    18%
--------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                     12%
Consumer Staples                            6%
Energy                                     11%
Financials                                  8%
Health Care                                24%
Industrials                                 6%
Information Technology                     27%
Materials                                   2%
Telecommunication Services                  5%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------
     Range Resources Corporation                         5.79%
--------------------------------------------------------------
     Chicago Bridge & Iron Company NV                    3.34%
--------------------------------------------------------------
     Global Industries Limited                           2.98%
--------------------------------------------------------------
     Forest Oil Corporation                              2.96%
--------------------------------------------------------------
     Glamis Gold Limited                                 2.37%
--------------------------------------------------------------
     Beverly Enterprises Incorporated                    2.20%
--------------------------------------------------------------
     UNOVA Incorporated                                  2.15%
--------------------------------------------------------------
     IPSCO Incorporated                                  1.78%
--------------------------------------------------------------
     Apex Silver Mines Limited                           1.69%
--------------------------------------------------------------
     United States Steel Corporation                     1.60%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
                SMALL CAP VALUE        SMALL CAP VALUE       RUSSELL 2000(R)
                FUND - CLASS A          FUND - CLASS Z            INDEX
                --------------          --------------            -----
12/31/1997           9,425                  10,000               10,000
 1/31/1998           9,903                  10,510                9,842
 2/28/1998          10,692                  11,350               10,570
 3/31/1998          11,707                  12,430               11,006
 4/30/1998          12,241                  13,000               11,067
 5/31/1998          11,616                  12,340               10,471
 6/30/1998          11,039                  11,730               10,493
 7/31/1998           9,841                  10,460                9,643
 8/31/1998           7,731                   8,220                7,771
 9/30/1998           8,322                   8,850                8,379
10/31/1998           8,865                   9,430                8,721
11/30/1998           9,408                  10,010                9,178
12/31/1998           9,970                  10,610                9,745
 1/31/1999          10,174                  10,830                9,875
 2/28/1999           9,298                   9,900                9,075
 3/31/1999           9,127                   9,720                9,217
 4/30/1999          10,486                  11,170               10,043
 5/31/1999          10,830                  11,540               10,189
 6/30/1999          11,475                  12,230               10,650
 7/31/1999          11,697                  12,470               10,358
 8/31/1999          11,516                  12,280                9,975
 9/30/1999          11,682                  12,460                9,977
10/31/1999          11,023                  11,760               10,017
11/30/1999          11,704                  12,490               10,615
12/31/1999          12,732                  13,590               11,817
 1/31/2000          13,675                  14,600               11,627
 2/29/2000          15,020                  16,040               13,547
 3/31/2000          15,513                  16,570               12,654
 4/30/2000          14,947                  15,970               11,893
 5/31/2000          14,775                  15,790               11,200
 6/30/2000          14,837                  15,860               12,176
 7/31/2000          14,244                  15,230               11,784
 8/31/2000          15,717                  16,810               12,683
 9/30/2000          15,162                  16,220               12,310
10/31/2000          14,971                  16,020               11,761
11/30/2000          14,351                  15,360               10,554
12/31/2000          16,042                  17,170               11,460
 1/31/2001          17,172                  18,390               12,057
 2/28/2001          17,284                  18,520               11,266
 3/31/2001          17,527                  18,770               10,714
 4/30/2001          18,826                  20,180               11,553
 5/31/2001          19,966                  21,400               11,837
 6/30/2001          19,713                  21,140               12,245
 7/31/2001          18,873                  20,240               11,583
 8/31/2001          18,443                  19,780               11,208
 9/30/2001          16,219                  17,400                9,700
10/31/2001          17,069                  18,310               10,267
11/30/2001          17,593                  18,880               11,062
12/31/2001          18,881                  20,259               11,745
 1/31/2002          18,619                  19,989               11,623
 2/28/2002          18,909                  20,289               11,304
 3/31/2002          20,950                  22,484               12,213
 4/30/2002          21,474                  23,045               12,324
 5/31/2002          21,287                  22,844               11,777
 6/30/2002          20,342                  21,842               11,193
 7/31/2002          17,440                  18,726                9,502
 8/31/2002          17,917                  19,237                9,478
 9/30/2002          16,803                  18,035                8,797
10/31/2002          16,812                  18,045                9,079
11/30/2002          17,786                  19,097                9,890
12/31/2002          17,711                  19,017                9,339
 1/31/2003          17,271                  18,546                9,081
 2/28/2003          16,812                  18,065                8,806
 3/31/2003          16,522                  17,744                8,920
 4/30/2003          17,861                  19,187                9,765
 5/31/2003          20,005                  21,492               10,813
 6/30/2003          20,229                  21,742               11,009
 7/31/2003          21,240                  22,834               11,698
 8/31/2003          22,073                  23,726               12,234
 9/30/2003          21,802                  23,445               12,008
10/31/2003          23,506                  25,279               13,017
11/30/2003          24,694                  26,561               13,479
12/31/2003          26,298                  28,278               13,752
 1/31/2004          26,644                  28,658               14,350
 2/29/2004          27,556                  29,644               14,478
 3/31/2004          27,858                  29,968               14,613
 4/30/2004          26,064                  28,047               13,868
 5/31/2004          26,481                  28,504               14,089
 6/30/2004          27,848                  29,978               14,682
 7/31/2004          26,946                  29,002               13,694
 8/31/2004          26,413                  28,432               13,623
 9/30/2004          28,246                  30,404               14,263
10/31/2004          28,052                  30,207               14,544
11/30/2004          31,127                  33,518               15,805
12/31/2004          31,529                  33,959               16,273
 1/31/2005          30,741                  33,116               15,594
 2/28/2005          32,663                  35,206               15,858
 3/31/2005          31,436                  33,882               15,404
 4/30/2005          29,345                  31,635               14,522
 5/31/2005          30,247                  32,611               15,472
 6/30/2005          31,676                  34,162               16,069

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Small Cap Value Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance shown for Class B shares of the Fund for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares of the Fund for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor Small Cap Value Fund, its predecessor fund. Effective at the close of business April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND Class A and Class Z shares for the life of the Fund with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     Beginning        Ending
                                   Account Value   Account Value     Expenses Paid      Net Annual
   Common Stock Fund                 1/1/2005        6/30/2005     During Period (1)   Expense Ratio
----------------------------------------------------------------------------------------------------
   Common Stock Fund - Class A
   Actual                            $1,000.00       $1,021.60          $  7.37            1.47%
----------------------------------------------------------------------------------------------------
   Hypothetical
     (5% return before expenses)     $1,000.00       $1,017.50          $  7.35            1.47%
----------------------------------------------------------------------------------------------------
   Common Stock Fund - Class B
   Actual                            $1,000.00       $1,017.60          $ 11.11            2.22%
----------------------------------------------------------------------------------------------------
   Hypothetical
     (5% return before expenses)     $1,000.00       $1,013.79          $ 11.08            2.22%
----------------------------------------------------------------------------------------------------
   Common Stock Fund - Class C
   Actual                            $1,000.00       $1,018.10          $ 11.21            2.24%
----------------------------------------------------------------------------------------------------
   Hypothetical
     (5% return before expenses)     $1,000.00       $1,013.69          $ 11.18            2.24%
----------------------------------------------------------------------------------------------------
   Common Stock Fund - Class Z
   Actual                            $1,000.00       $1,022.20          $  6.62            1.32%
----------------------------------------------------------------------------------------------------
   Hypothetical
  (5% return before expenses)        $1,000.00       $1,018.25          $  6.61            1.32%

FUND EXPENSES (UNAUDITED)    WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                     Beginning        Ending
                                   Account Value   Account Value     Expenses Paid       Net Annual
   Small Cap Value Fund              1/1/2005        6/30/2005      During Period (1)   Expense Ratio
----------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class A
   Actual                            $1,000.00       $1,004.60          $  7.46            1.50%
----------------------------------------------------------------------------------------------------
   Hypothetical
      (5% return before expenses)    $1,000.00       $1,017.36          $  7.50            1.50%
----------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class B
   Actual                            $1,000.00       $1,000.90          $ 11.31            2.28%
----------------------------------------------------------------------------------------------------
   Hypothetical
      (5% return before expenses)    $1,000.00       $1,013.49          $ 11.38            2.28%
----------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class C
   Actual                            $1,000.00       $1,001.20          $ 11.26            2.27%
----------------------------------------------------------------------------------------------------
   Hypothetical
      (5% return before expenses)    $1,000.00       $1,013.54          $ 11.33            2.27%
----------------------------------------------------------------------------------------------------
   Small Cap Value Fund - Class Z
   Actual                            $1,000.00       $1,006.00          $  6.62            1.33%
----------------------------------------------------------------------------------------------------
   Hypothetical
      (5% return before expenses)    $1,000.00       $1,018.20          $  6.66            1.33%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 91.20%

AMUSEMENT & RECREATION SERVICES - 0.96%
        405,000    INTERNATIONAL GAME TECHNOLOGY                                                                    $    11,400,750
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 3.77%
        540,000    ANN TAYLOR STORES CORPORATION+                                                                        13,111,200
        308,000    KOHL'S CORPORATION+                                                                                   17,220,280
        677,000    LIMITED BRANDS                                                                                        14,501,340

                                                                                                                         44,832,820
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 2.62%
        325,000    COLUMBIA SPORTSWEAR COMPANY+                                                                          16,051,750
        485,000    JONES APPAREL GROUP INCORPORATED                                                                      15,054,400

                                                                                                                         31,106,150
                                                                                                                    ---------------

APPLICATIONS SOFTWARE - 1.12%
        615,000    CITRIX SYSTEMS INCORPORATED+                                                                          13,320,900
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.74%
        320,000    ADVANCE AUTO PARTS INCORPORATED+                                                                      20,656,000
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.22%
        395,000    RYDER SYSTEM INCORPORATED                                                                             14,457,000
                                                                                                                    ---------------

BUSINESS SERVICES - 5.18%
        280,000    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                    14,308,000
        500,000    ASK JEEVES INCORPORATED+                                                                              15,095,000
        285,000    BUSINESS OBJECTS SA ADR+                                                                               7,495,500
        420,000    COGNOS INCORPORATED+                                                                                  14,338,800
      1,010,000    MENTOR GRAPHICS CORPORATION+                                                                          10,352,500

                                                                                                                         61,589,800
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.23%
        715,000    HUNTSMAN CORPORATION+                                                                                 14,493,050
        460,000    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                       16,661,200
        590,000    MEDIMMUNE INCORPORATED+                                                                               15,764,800
        272,000    SIGMA-ALDRICH CORPORATION                                                                             15,242,880

                                                                                                                        62, 161,930
                                                                                                                    ---------------

COMMUNICATIONS - 7.10%
      1,000,000    CABLEVISION SYSTEMS CORPORATION CLASS A+                                                              32,200,000
        470,000    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                             14,537,100
      1,031,000    DIRECTV GROUP INCORPORATED+                                                                           15,980,500
        690,000    SPRINT CORPORATION                                                                                    17,312,100
        157,000    VNU NV                                                                                                4,370,049

                                                                                                                         84,399,749
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 3.99%
        258,000    CITY NATIONAL CORPORATION                                                                             18,501,180
        360,000    FIFTH THIRD BANCORP                                                                                   14,835,600
        315,000    MARSHALL & ILSLEY CORPORATION                                                                         14,001,750

                                                                                                                         47,338,530
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
EATING & DRINKING PLACES - 0.95%
        250,000    OUTBACK STEAKHOUSE INCORPORATED                                                                  $    11,310,000
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.36%
        450,000    REPUBLIC SERVICES INCORPORATED                                                                        16,204,500
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.00%
        780,000    ADVANCED MICRO DEVICES INCORPORATED+                                                                  13,525,200
        345,000    AMPHENOL CORPORATION CLASS A                                                                          13,858,650
        945,000    ENERSYS+                                                                                              12,880,350
      1,110,000    FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                                                   16,372,500
        990,000    NOKIA OYJ ADR                                                                                         16,473,600
        385,000    SILICON LABORATORIES INCORPORATED+                                                                    10,090,850

                                                                                                                         83,201,150
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 4.57%
      2,290,000    BEARINGPOINT INCORPORATED+                                                                            16,785,700
        175,000    CELGENE CORPORATION+                                                                                   7,134,750
        290,000    JACOBS ENGINEERING GROUP INCORPORATED+                                                                16,315,400
        300,000    PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED+                                                      14,058,000

                                                                                                                         54,293,850
                                                                                                                    ---------------

FOOD STORES - 1.55%
        965,000    KROGER COMPANY+                                                                                       18,363,950
                                                                                                                    ---------------

HEALTH SERVICES - 1.17%
        785,000    VALEANT PHARMACEUTICALS INTERNATIONAL                                                                 13,839,550
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.44%
        750,000    TELEWEST GLOBAL INCORPORATED+                                                                         17,085,000
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.02%
        193,000    CARLISLE COMPANIES INCORPORATED                                                                       13,245,590
        405,000    DOVER CORPORATION                                                                                     14,733,900
        260,000    SANDISK CORPORATION+                                                                                   6,169,800
        805,000    SEAGATE TECHNOLOGY                                                                                    14,127,750
        365,000    SMITH INTERNATIONAL INCORPORATED                                                                      23,250,500

                                                                                                                         71,527,540
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 1.20%
        525,000    ARTHUR J. GALLAGHER & COMPANY                                                                         14,243,250
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.68%
        550,000    GENWORTH FINANCIAL INCORPORATED                                                                       16,626,500
        290,000    MBIA INCORPORATED                                                                                     17,199,900
        370,000    RENAISSANCERE HOLDINGS LIMITED                                                                        18,218,800
        390,000    ST. PAUL COMPANIES INCORPORATED                                                                       15,416,700

                                                                                                                         67,461,900
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.28%
        340,000    RESPIRONICS INCORPORATED+                                                                             12,277,400
        550,000    THERMO ELECTRON CORPORATION+                                                                          14,778,500

                                                                                                                         27,055,900
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 1.19%
        920,000    PLACER DOME INCORPORATED                                                                         $    14,149,600
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.45%
        540,000    SPORTS AUTHORITY INCORPORATED+                                                                        17,172,000
                                                                                                                    ---------------

MOTION PICTURES - 2.90%
      1,750,000    LIBERTY MEDIA CORPORATION CLASS A+                                                                    17,832,500
      1,030,000    NEWS CORPORATION CLASS A                                                                              16,665,400

                                                                                                                         34,497,900
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 10.29%
        360,000    APACHE CORPORATION                                                                                    23,256,000
        442,000    BURLINGTON RESOURCES INCORPORATED                                                                     24,416,080
        425,000    EOG RESOURCES INCORPORATED                                                                            24,140,000
        300,000    NABORS INDUSTRIES LIMITED+                                                                            18,186,000
        525,000    NOBLE CORPORATION                                                                                     32,292,750

                                                                                                                        122,290,830
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.07%
        590,000    PACTIV CORPORATION+                                                                                   12,732,200
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.43%
        650,000    ALCOA INCORPORATED                                                                                    16,984,500
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.28%
        430,000    DOW JONES & COMPANY INCORPORATED                                                                      15,243,500
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.32%
        285,000    MERRILL LYNCH & COMPANY INCORPORATED                                                                  15,677,850
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.28%
      1,145,000    CONTINENTAL AIRLINES INCORPORATED CLASS B+                                                            15,205,600
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.79%
        215,000    AUTOLIV INCORPORATED                                                                                   9,417,000
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 2.05%
        383,000    OMNICARE INCORPORATED                                                                                 16,250,690
        220,000    TECH DATA CORPORATION+                                                                                 8,054,200

                                                                                                                         24,304,890
                                                                                                                    ---------------

Total Common Stocks (Cost $797,881,661)                                                                               1,083,526,089
                                                                                                                    ---------------

INVESTMENT COMPANIES - 1.19%

STOCK FUNDS - 1.19%
         85,000    BIOTECH HOLDRS TRUST                                                                                  14,220,500
                                                                                                                    ---------------

Total Investment Companies (Cost $8,221,540)                                                                             14,220,500
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 7.28%

MUTUAL FUND - 7.28%
     86,497,406    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           86,497,406
                                                                                                                    ---------------

Total Short-Term Investments (Cost $86,497,406)                                                                          86,497,406
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                               VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $892,600,607)*                   99.67%                                                                       $ 1,184,243,995
OTHER ASSETS AND LIABILITIES, NET       0.33                                                                              3,868,876
                                      ------                                                                        ---------------

TOTAL NET ASSETS                      100.00%                                                                       $ 1,188,112,871
                                      ------                                                                        ---------------

 +    NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

 * COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $86,497,406.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 93.80%

APPAREL & ACCESSORY STORES - 0.71%
         18,625    DSW INCORPORATED+                                                                                $       464,694
        315,500    PAYLESS SHOESOURCE INCORPORATED+                                                                       6,057,600
        491,800    TOO INCORPORATED+                                                                                     11,493,366

                                                                                                                         18,015,660
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.02%
         10,500    GUESS? INCORPORATED+                                                                                     174,090
         29,600    GYMBOREE CORPORATION+                                                                                    404,336

                                                                                                                            578,426
                                                                                                                    ---------------

BUSINESS SERVICES - 5.45%
        872,800    ABM INDUSTRIES INCORPORATED                                                                           17,019,600
      2,106,750    EARTHLINK INCORPORATED+                                                                               18,244,455
        429,065    HEALTHCARE SERVICES GROUP                                                                              8,615,625
      1,109,400    IDX SYSTEMS CORPORATION+                                                                              33,437,316
      1,163,900    JDA SOFTWARE GROUP INCORPORATED+                                                                      13,245,182
      2,097,253    KFORCE INCORPORATED+                                                                                  17,742,760
      1,644,615    MPS GROUP INCORPORATED+                                                                               15,492,273
        958,000    TIER TECHNOLOGIES INCORPORATED CLASS B+                                                                8,075,940
        563,750    VIGNETTE CORPORATION+                                                                                  6,342,188

                                                                                                                        138,215,339
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 4.21%
        207,100    ANDRX CORPORATION+                                                                                     4,206,201
      2,423,630    CALGON CARBON CORPORATION                                                                             21,449,125
         46,400    HB FULLER COMPANY                                                                                      1,580,384
      1,102,800    OM GROUP INCORPORATED+                                                                                27,228,132
      2,047,800    ORASURE TECHNOLOGIES INCORPORATED+                                                                    20,457,522
      3,594,900    POLYONE CORPORATION+                                                                                  23,798,238
        412,940    PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                 8,052,330

                                                                                                                        106,771,932
                                                                                                                    ---------------

COMMUNICATIONS - 1.43%
      3,618,700    CINCINNATI BELL INCORPORATED+                                                                         15,560,410
        180,582    ECTEL LIMITED+                                                                                           677,183
      2,666,400    LIGHTBRIDGE INCORPORATED+                                                                             16,665,000
      1,825,000    NET2PHONE INCORPORATED+                                                                                3,303,250

                                                                                                                         36,205,843
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 4.66%
      3,468,700    CHICAGO BRIDGE & IRON COMPANY NV                                                                      79,294,482
      1,575,300    LAYNE CHRISTENSEN COMPANY+                                                                            31,293,334
      1,623,639    MATRIX SERVICE COMPANY+                                                                                7,436,267

                                                                                                                        118,024,083
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.57%
        650,300    COLONIAL BANCGROUP INCORPORATED                                                                       14,345,618
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 0.11%
        140,500    EL PASO CORPORATION                                                                              $     1,618,560
         60,000    TECO ENERGY INCORPORATED                                                                               1,134,600

                                                                                                                          2,753,160
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.27%
        169,400    ADC TELECOMMUNICATIONS INCORPORATED+                                                                   3,687,844
        404,300    C-COR INCORPORATED+                                                                                    2,769,455
      1,502,840    CELESTICA INCORPORATED+                                                                               20,138,056
        400,000    ECI TELECOM LIMITED+                                                                                   3,320,000
      1,039,163    EVANS & SUTHERLAND COMPUTER CORPORATION+                                                               5,247,773
      5,123,330    GRAFTECH INTERNATIONAL LIMITED+                                                                       22,030,319
        893,400    NORTEL NETWORKS CORPORATION+                                                                           2,331,774
        957,950    OSI SYSTEMS INCORPORATED+                                                                             15,126,030
        314,400    QLOGIC CORPORATION+                                                                                    9,705,528
        804,000    RICHARDSON ELECTRONICS LIMITED                                                                         5,869,200
      1,999,547    STATS CHIPPAC LIMITED ADR+                                                                            14,236,775
      1,098,120    TRIQUINT SEMICONDUCTOR INCORPORATED+                                                                   3,656,740

                                                                                                                        108,119,494
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.37%
        374,145    CDI CORPORATION                                                                                        8,201,258
        852,400    CV THERAPEUTICS INCORPORATED+                                                                         19,110,808
      1,986,800    DISCOVERY PARTNERS INTERNATIONAL+                                                                      5,682,248
         67,000    WATSON WYATT & COMPANY HOLDINGS                                                                        1,717,210

                                                                                                                         34,711,524
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.35%
      3,124,335    DEL MONTE FOODS COMPANY+                                                                              33,649,088
         40,000    HERCULES INCORPORATED+                                                                                   566,000

                                                                                                                         34,215,088
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.60%
        557,535    FOOT LOCKER INCORPORATED                                                                              15,176,103
                                                                                                                    ---------------

HEALTH SERVICES - 4.12%
      4,104,100    BEVERLY ENTERPRISES INCORPORATED                                                                      52,286,234
        580,185    CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                 9,863,145
      1,202,005    GENTIVA HEALTH SERVICES INCORPORATED+                                                                 21,467,809
        525,700    MANOR CARE INCORPORATED                                                                               20,886,061

                                                                                                                        104,503,249
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.78%
        889,400    AMERICAN FINANCIAL REALTY TRUST                                                                       13,678,972
        625,000    GOVERNMENT PROPERTIES TRUST INCORPORATED                                                               6,075,000

                                                                                                                         19,753,972
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.11%
        521,600    EMPIRE RESORTS INCORPORATED+                                                                           2,112,480
         37,700    GREAT WOLF RESORTS INCORPORATED+                                                                         770,588

                                                                                                                          2,883,068
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.06%
      1,723,403    CIRRUS LOGIC INCORPORATED+                                                                       $     9,151,270
      2,984,335    CRAY INCORPORATED+                                                                                     3,700,575
        340,500    KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                               2,693,355
        346,800    ROBBINS & MYERS INCORPORATED                                                                           7,459,668
        216,400    SMITH INTERNATIONAL INCORPORATED                                                                      13,784,680
      1,918,700    UNOVA INCORPORATED+                                                                                   51,094,981
        391,800    YORK INTERNATIONAL CORPORATION                                                                        14,888,400

                                                                                                                        102,772,929
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.82%
        876,075    ARGONAUT GROUP INCORPORATED+                                                                          20,228,572
        282,000    DONEGAL GROUP INCORPORATED CLASS A                                                                     5,628,720
         94,600    EMC INSURANCE GROUP INCORPORATED                                                                       1,710,368
        416,910    ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                  15,767,536
        500,090    MERCURY GENERAL CORPORATION                                                                           27,264,907
        511,800    MONTPELIER RE HOLDINGS LIMITED                                                                        17,698,044
         59,500    NYMAGIC INCORPORATED                                                                                   1,389,325
        259,000    PXRE GROUP LIMITED                                                                                     6,531,980
         63,200    SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                               722,376

                                                                                                                         96,941,828
                                                                                                                    ---------------

JUSTICE, PUBLIC ORDER & SAFETY - 1.00%
      1,011,010    GEO GROUP INCORPORATED+                                                                               25,325,801
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.06%
        146,349    BAKERS FOOTWEAR GROUP INCORPORATED+                                                                    1,602,522
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 3.07%
      1,037,829    ALLIED HEALTHCARE PRODUCTS INCORPORATED                                                                5,095,740
        850,900    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                          16,737,203
        334,300    ARMOR HOLDINGS INCORPORATED+                                                                          13,241,623
        196,270    COHERENT INCORPORATED+                                                                                 7,067,683
      1,820,025    CREDENCE SYSTEMS CORPORATION+                                                                         16,471,226
      1,877,090    INPUT OUTPUT INCORPORATED+                                                                            11,788,125
        528,330    NEWPORT CORPORATION+                                                                                   7,322,654

                                                                                                                         77,724,254
                                                                                                                    ---------------

METAL MINING - 10.41%
      2,930,280    APEX SILVER MINES LIMITED+                                                                            40,262,047
      1,103,300    ELDORADO GOLD CORPORATION+                                                                             2,926,645
      3,273,100    GLAMIS GOLD LIMITED+%%                                                                                56,330,051
      2,183,800    GOLDCORP INCORPORATED                                                                                 34,460,364
      2,883,400    HARMONY GOLD MINING COMPANY LIMITED ADR                                                               24,681,904
        966,200    IPSCO INCORPORATED                                                                                    42,222,940
      1,607,510    MERIDIAN GOLD INCORPORATED+                                                                           28,935,180
      2,417,400    RANDGOLD RESOURCES LIMITED ADR+                                                                       33,988,644

                                                                                                                        263,807,775
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.25%
      1,472,300    QUADRA MINING LIMITED                                                                            $     6,308,827
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.42%
        591,522    BARBEQUES GALORE LIMITED ADR                                                                           2,596,782
        572,800    SHARPER IMAGE CORPORATION                                                                              7,291,744
         38,400    STAMPS.COM INCORPORATED+                                                                                 720,000

                                                                                                                         10,608,526
                                                                                                                    ---------------

MISCELLANEOUS SERVICES - 0.23%
        240,000    TOREADOR RESOURCES CORPORATION+                                                                        5,829,600
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.49%
        936,900    COVENANT TRANSPORT INCORPORATED CLASS A+                                                              12,367,080
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 27.29%
        387,100    BJ SERVICES COMPANY                                                                                   20,315,008
      1,672,600    FOREST OIL CORPORATION+                                                                               70,249,200
      8,344,690    GLOBAL INDUSTRIES LIMITED+                                                                            70,929,865
      2,185,900    GREY WOLF INCORPORATED+                                                                               16,197,519
        514,480    HELMERICH & PAYNE INCORPORATED                                                                        24,139,402
      3,057,400    KEY ENERGY SERVICES INCORPORATED+                                                                     36,994,540
      1,669,970    MCMORAN EXPLORATION COMPANY+                                                                          32,581,115
        479,560    NEWFIELD EXPLORATION COMPANY+                                                                         19,129,648
      4,500,000    NEWPARK RESOURCES INCORPORATED+                                                                       33,750,000
        470,900    NOBLE ENERGY INCORPORATED                                                                             35,623,585
        679,360    OCEANEERING INTERNATIONAL INCORPORATED+                                                               26,257,264
         54,000    PARAMOUNT RESOURCES LIMITED CLASS A+                                                                     792,458
      1,425,500    PARKER DRILLING COMPANY+                                                                               9,992,755
        193,300    PETROHAWK ENERGY CORPORATION+                                                                          2,087,640
      1,557,000    PETROHAWK ENERGY CORPORATION                                                                          16,815,600
      1,078,200    PETROQUEST ENERGY INCORPORATED+                                                                        7,083,774
        623,500    PIONEER NATURAL RESOURCES COMPANY                                                                     26,236,880
      1,145,099    PRIDE INTERNATIONAL INCORPORATED+                                                                     29,429,044
      5,114,250    RANGE RESOURCES CORPORATION                                                                          137,573,325
        618,300    REMINGTON OIL & GAS CORPORATION+                                                                      22,073,310
        309,000    STONE ENERGY CORPORATION+                                                                             15,110,100
        419,300    TRANSOCEAN INCORPORATED+                                                                              22,629,621
         50,100    TRILOGY ENERGY TRUST                                                                                     732,363
      1,033,700    WILLBROS GROUP INCORPORATED+                                                                          14,802,584

                                                                                                                        691,526,600
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.25%
        472,280    CHESAPEAKE CORPORATION                                                                                 9,889,543
      1,817,700    WAUSAU PAPER CORPORATION                                                                              21,776,046

                                                                                                                         31,665,589
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.08%
         60,000    HEADWATERS INCORPORATED+                                                                               2,062,800
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                        VALUE
PRIMARY METAL INDUSTRIES - 4.45%
        474,350    CARPENTER TECHNOLOGY CORPORATION                                                                 $    24,571,330
        635,000    ENCORE WIRE CORPORATION+                                                                               7,359,650
        446,585    ROANOKE ELECTRIC STEEL CORPORATION                                                                     7,377,584
      1,122,400    STEEL DYNAMICS INCORPORATED                                                                           29,463,000
      1,107,300    UNITED STATES STEEL CORPORATION                                                                       38,057,901
        965,745    WEBCO INDUSTRIES INCORPORATED+                                                                         6,035,906

                                                                                                                        112,865,371
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.16%
        475,500    R.H. DONNELLEY CORPORATION+                                                                           29,471,490
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 2.55%
        965,100    CONSTAR INTERNATIONAL INCORPORATED+                                                                    3,609,474
      3,095,170    INTERTAPE POLYMER GROUP INCORPORATED+                                                                 31,539,782
         93,000    INTERTAPE POLYMER GROUP INCORPORATED#                                                                    948,825
      2,607,500    ROYAL GROUP TECHNOLOGIES LIMITED+                                                                     28,552,125

                                                                                                                         64,650,206
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.19%
        738,535    US CONCRETE INCORPORATED+                                                                              4,778,321
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 2.24%
        827,050    EGL INCORPORATED+                                                                                     16,805,656
        756,900    LAN AIRLINES SA ADR+                                                                                  26,453,655
        120,774    PETROLEUM HELICOPTERS INCORPORATED+                                                                    2,931,185
        453,657    PETROLEUM HELICOPTERS INCORPORATED (NON-VOTING)+                                                      10,679,086

                                                                                                                         56,869,582
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.64%
      1,587,710    FLEETWOOD ENTERPRISES INCORPORATED+                                                                   16,115,257
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.38%
      1,343,100    COVALENT GROUP INCORPORATED+                                                                           3,210,009
        148,700    OMNICARE INCORPORATED                                                                                  6,309,341

                                                                                                                          9,519,350
                                                                                                                    ---------------
Total Common Stocks (Cost $1,689,256,892)                                                                             2,377,086,267
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 6.71%

MUTUAL FUND - 6.71%
    169,931,100    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                          169,931,100
                                                                                                                    ---------------
Total Short-Term Investments (Cost $169,931,100)                                                                        169,931,100
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,859,187,992)*                        100.51%                                                               $ 2,547,017,367
OTHER ASSETS AND LIABILITIES, NET              (0.51)                                                                   (12,950,852)
                                              ------                                                                ---------------
Total Net Assets                              100.00%                                                               $ 2,534,066,515
                                              ------                                                                ---------------

+     NON-INCOME EARNING SECURITIES.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

# SECURITY TRADES IN FOREIGN CURRENCY AND IS CONVERTED TO U.S. DOLLARS DAILY USING CURRENT EXCHANGE RATES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $169,931,100.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

     SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                      STRIKE           EXPIRATION
SHARES                                                                                PRICE               DATE           VALUE
WRITTEN OPTIONS - (0.49%)
          (150)    APPLERA CORPORATION CALL+                                         $ 20.00           09/17/2005   $       (11,250)
          (100)    APPLIED BIOSYSTEMS GROUP CALL+                                      22.50           09/17/2005            (1,500)
          (100)    ARMOR HOLDINGS INCORPORATED CALL+                                   40.00           08/20/2005           (16,500)
          (100)    ARMOR HOLDINGS INCORPORATED CALL+                                   40.00           11/19/2005           (31,000)
          (150)    BJ SERVICES COMPANY CALL+                                           50.00           07/16/2005           (54,000)
          (600)    BJ SERVICES COMPANY CALL+                                           55.00           08/20/2005          (108,000)
          (200)    BJ SERVICES COMPANY CALL+                                           50.00           10/22/2005          (108,000)
          (400)    BJ SERVICES COMPANY CALL+                                           55.00           10/22/2005          (118,000)
          (250)    BJ SERVICES COMPANY CALL+                                           60.00           10/22/2005           (28,750)
          (500)    BJ SERVICES COMPANY CALL+                                           50.00           07/16/2005          (180,000)
          (100)    BJ SERVICES COMPANY CALL+                                           60.00           10/22/2005           (11,500)
        (1,450)    CARPENTER TECHNOLOGY CORPORATION CALL+                              55.00           09/17/2005          (355,250)
        (1,450)    CARPENTER TECHNOLOGY CORPORATION CALL+                              60.00           09/17/2005          (145,000)
          (500)    CARPENTER TECHNOLOGY CORPORATION CALL+                              65.00           12/17/2005           (70,000)
          (150)    CARPENTER TECHNOLOGY CORPORATION CALL+                              55.00           07/16/2005            (6,000)
           (50)    CARPENTER TECHNOLOGY CORPORATION CALL+                              65.00           09/17/2005            (1,500)
          (200)    CHESAPEAKE CORPORATION CALL+                                        20.00           08/20/2005           (28,000)
          (500)    CHESAPEAKE CORPORATION CALL+                                        22.50           08/20/2005           (15,000)
          (200)    CHICAGO BRIDGE & IRON COMPANY CALL+                                 22.50           07/16/2005           (12,000)
          (100)    CHICAGO BRIDGE & IRON COMPANY CALL+                                 22.50           10/22/2005           (16,500)
          (150)    CHICAGO BRIDGE & IRON COMPANY CALL+                                 25.00           07/16/2005            (1,500)
          (200)    CHICAGO BRIDGE & IRON COMPANY CALL+                                 22.50           07/16/2005           (12,000)
          (500)    CHICAGO BRIDGE & IRON COMPANY CALL+                                 25.00           10/22/2005           (32,500)
          (500)    CHICAGO BRIDGE & IRON COMPANY CALL+                                 22.50           10/22/2005           (82,500)
          (100)    COHERENT INCORPORATED CALL+                                         35.00           08/20/2005           (20,000)
          (700)    COHERENT INCORPORATED CALL+                                         35.00           08/20/2005          (140,000)
          (450)    CV THERAPEUTICS INCORPORATED CALL+                                  22.50           07/16/2005           (24,750)
          (100)    CV THERAPEUTICS INCORPORATED CALL+                                  20.00           10/22/2005           (37,000)
        (1,200)    CV THERAPEUTICS INCORPORATED CALL+                                  25.00           10/22/2005          (174,000)
        (1,150)    CV THERAPEUTICS INCORPORATED CALL+                                  30.00           10/22/2005           (46,000)
          (150)    CV THERAPEUTICS INCORPORATED CALL+                                  30.00           07/16/2005              (750)
          (200)    EGL INCORPORATED CALL+                                              17.50           08/20/2005           (60,000)
          (100)    ENDURANCE SPECIALTY HOLDINGS LIMITED CALL+                          35.00           07/16/2005           (27,000)
          (150)    FOREST OIL CORPORATION CALL+                                        35.00           08/20/2005          (108,000)
          (450)    FOREST OIL CORPORATION CALL+                                        40.00           08/20/2005          (144,000)
          (200)    FOREST OIL CORPORATION CALL+                                        45.00           08/20/2005           (17,000)
        (1,100)    FOREST OIL CORPORATION CALL+                                        40.00           08/20/2005          (352,000)
          (850)    FOREST OIL CORPORATION CALL+                                        45.00           08/20/2005           (72,250)
          (100)    GOLDCORP INCORPORATED CALL+                                         15.00           07/16/2005            (8,500)
          (105)    GUESS INCORPORATED CALL+                                            15.00           09/17/2005           (22,575)
          (364)    H.B. FULLER COMPANY CALL+                                           30.00           08/20/2005           (72,800)
          (100)    H.B. FULLER COMPANY CALL+                                           25.00           08/20/2005           (68,000)
          (600)    HEADWATERS INCORPORATED CALL+                                       30.00           11/19/2005          (324,000)
          (850)    HELMERICH & PAYNE INCORPORATED CALL+                                45.00           09/17/2005          (314,500)
          (200)    HELMERICH & PAYNE INCORPORATED CALL+                                40.00           12/17/2005          (164,000)
          (400)    HELMERICH & PAYNE INCORPORATED CALL+                                45.00           12/17/2005          (196,000)
          (500)    HELMERICH & PAYNE INCORPORATED CALL+                                50.00           12/17/2005          (112,500)

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                      STRIKE           EXPIRATION
SHARES                                                                                PRICE               DATE           VALUE
WRITTEN OPTIONS (CONTINUED)
          (100)    IDX SYSTEMS CORPORATION CALL+                                     $ 30.00           07/19/2005   $        (7,000)
        (1,200)    IDX SYSTEMS CORPORATION CALL+                                       30.00           08/20/2005          (180,000)
          (500)    IDX SYSTEMS CORPORATION CALL+                                       30.00           11/19/2005          (127,500)
          (450)    IDX SYSTEMS CORPORATION CALL+                                       35.00           11/19/2005           (33,750)
          (100)    IPSCO INCORPORATED CALL+                                            45.00           07/16/2005            (9,000)
          (100)    IPSCO INCORPORATED CALL+                                            50.00           07/16/2005            (1,000)
          (900)    IPSCO INCORPORATED CALL+                                            45.00           09/17/2005          (270,000)
        (1,150)    IPSCO INCORPORATED CALL+                                            50.00           09/17/2005          (109,250)
          (800)    IPSCO INCORPORATED CALL+                                            55.00           09/17/2005           (32,000)
          (480)    IPSCO INCORPORATED CALL+                                            50.00           12/17/2005          (108,000)
          (295)    IPSCO INCORPORATED CALL+                                            55.00           12/17/2005           (35,400)
          (280)    IPSCO INCORPORATED CALL+                                            60.00           12/17/2005           (16,800)
           (50)    IPSCO INCORPORATED CALL+                                            50.00           12/17/2005            (1,500)
          (300)    JDA SOFTWARE GROUP INCORPORATED CALL+                               12.50           07/16/2005            (1,500)
          (100)    MANOR CARE INCORPORATED CALL+                                       35.00           08/20/2005           (48,000)
          (250)    MANOR CARE INCORPORATED CALL+                                       40.00           11/19/2005           (53,750)
          (100)    MANOR CARE INCORPORATED CALL+                                       35.00           08/20/2005           (48,000)
          (300)    McMORAN EXPLORATION COMPANY CALL+                                   20.00           08/20/2005           (28,500)
          (150)    McMORAN EXPLORATION COMPANY CALL+                                   17.50           08/20/2005           (34,500)
          (400)    NEWFIELD EXPLORATION COMPANY CALL+                                  37.50           07/16/2005          (100,000)
          (100)    NEWFIELD EXPLORATION COMPANY CALL+                                  40.00           08/20/2005           (16,500)
        (1,060)    NEWFIELD EXPLORATION COMPANY CALL+                                  40.00           09/17/2005          (227,900)
        (1,000)    NEWFIELD EXPLORATION COMPANY CALL+                                  37.50           09/17/2005          (370,000)
          (300)    NEWFIELD EXPLORATION COMPANY CALL+                                  40.00           12/17/2005           (99,000)
          (250)    NEWFIELD EXPLORATION COMPANY CALL+                                  45.00           12/17/2005           (37,500)
          (200)    NEWFIELD EXPLORATION COMPANY CALL+                                  35.00           09/17/2005          (110,000)
           (50)    NOBLE ENERGY INCORPORATED CALL+                                     75.00           07/16/2005           (11,000)
          (950)    NOBLE ENERGY INCORPORATED CALL+                                     70.00           08/20/2005          (399,000)
          (200)    NOBLE ENERGY INCORPORATED CALL+                                     75.00           08/20/2005           (70,000)
          (350)    NOBLE ENERGY INCORPORATED CALL+                                     70.00           11/19/2005          (304,500)
          (550)    NOBLE ENERGY INCORPORATED CALL+                                     75.00           11/19/2005          (308,000)
        (1,050)    NOBLE ENERGY INCORPORATED CALL+                                     70.00           08/20/2005          (441,000)
          (100)    NOBLE ENERGY INCORPORATED CALL+                                     75.00           08/20/2005           (35,000)
          (450)    OCEANEERING INTERNATIONAL INCORPORATED CALL+                        35.00           07/21/2005          (157,500)
          (450)    OCEANEERING INTERNATIONAL INCORPORATED CALL+                        40.00           07/16/2005            (9,000)
          (200)    OMNICARE INCORPORATED CALL+                                         40.00           09/17/2005           (76,000)
          (400)    OMNICARE INCORPORATED CALL+                                         37.50           09/17/2005          (260,000)
          (100)    OMNICARE INCORPORATED CALL+                                         42.50           09/17/2005           (22,000)
          (500)    ORASURE TECHNOLOGIES INCORPORATED CALL+                             10.00           10/22/2005           (50,000)
          (150)    OSI SYSTEMS INCORPORATED CALL+                                      20.00           07/16/2005            (1,500)
          (100)    OSI SYSTEMS INCORPORATED CALL+                                      17.50           07/21/2005              (500)
          (200)    PETROQUEST ENERGY INCORPORATED CALL+                                 7.50           07/16/2005            (2,000)
          (150)    PIONEER NATURAL RESOURCES COMPANY CALL+                             45.00           09/17/2005           (67,500)
          (350)    PIONEER NATURAL RESOURCES COMPANY CALL+                             40.00           09/17/2005          (115,500)
           (75)    PIONEER NATURAL RESOURCES COMPANY CALL+                             45.00           09/17/2005            (6,750)
          (350)    PRIDE INTERNATIONAL INCORPORATED CALL+                              25.00           07/16/2005              (385)
          (350)    R.H. DONNELLEY CORPORATION CALL+                                    60.00           08/20/2005           (99,750)

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

     SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                      STRIKE           EXPIRATION
SHARES                                                                                PRICE               DATE           VALUE
WRITTEN OPTIONS (CONTINUED)
          (100)    R.H. DONNELLEY CORPORATION CALL+                                  $ 60.00           11/19/2005   $       (45,000)
          (550)    R.H. DONNELLEY CORPORATION CALL+                                    65.00           11/19/2005          (115,500)
          (400)    RANDGOLD RESOURCES LIMITED CALL+                                    15.00           09/17/2005           (26,000)
          (200)    RANGE RESOURCES CORPORATION CALL+                                   25.00           09/17/2005           (55,000)
          (150)    RANGE RESOURCES CORPORATION CALL+                                   25.00           12/17/2005           (55,500)
        (1,000)    RANGE RESOURCES CORPORATION CALL+                                   25.00           09/17/2005          (275,000)
        (1,000)    RANGE RESOURCES INCORPORATED CALL+                                  30.00           12/17/2005          (155,000)
           (50)    SHARPER IMAGE CORPORATION CALL+                                     15.00           08/20/2005              (750)
          (500)    SMITH INTERNATIONAL INCORPORATED CALL+                              60.00           07/16/2005          (210,000)
          (200)    SMITH INTERNATIONAL INCORPORATED CALL+                              65.00           08/20/2005           (44,000)
          (250)    SMITH INTERNATIONAL INCORPORATED CALL+                              60.00           10/22/2005          (160,000)
          (600)    SMITH INTERNATIONAL INCORPORATED CALL+                              65.00           10/22/2005          (216,000)
          (384)    STAMPS.COM INCORPORATED CALL+                                       17.50           11/19/2005          (115,200)
          (350)    STEEL DYNAMICS INCORPORATED CALL+                                   30.00           11/19/2005           (61,250)
          (100)    STONE ENERGY CORPORATION CALL+                                      50.00           07/16/2005            (5,500)
          (200)    STONE ENERGY CORPORATION CALL+                                      50.00           08/20/2005           (33,000)
          (100)    STONE ENERGY CORPORATION CALL+                                      50.00           12/17/2005           (38,000)
          (200)    STONE ENERGY CORPORATION CALL+                                      50.00           09/17/2005           (45,000)
          (200)    STONE ENERGY CORPORATION CALL+                                      55.00           09/17/2005           (14,000)
          (100)    STONE ENERGY CORPORATION CALLL+                                     55.00           09/17/2005            (7,000)
          (150)    TOREADOR RESOURCES CORPORATION CALL+                                22.50           09/17/2005          (136,500)
          (400)    TOREADOR RESOURCES CORPORATION CALL+                                20.00           09/17/2005          (204,000)
        (1,350)    TOREADOR RESOURCES CORPORATION CALL+                                17.50           09/17/2005          (945,000)
          (300)    TOREADOR RESOURCES CORPORATION CALL+                                22.50           09/17/2005          (105,000)
          (200)    TOREADOR RESOURCES CORPORATION CALL+                                22.50           12/17/2005           (92,000)
           (50)    TRANSOCEAN INCORPORATED CALL+                                       55.00           07/16/2005            (5,500)
          (100)    TRANSOCEAN INCORPORATED CALL+                                       60.00           11/19/2005           (31,000)
           (50)    TRANSOCEAN INCORPORATED CALL+                                       50.00           08/20/2005           (28,000)
          (400)    TRANSOCEAN INCORPORATED CALL+                                       55.00           08/20/2005          (112,000)
          (100)    UNITED STATES STEEL CORPORATION CALL+                               40.00           07/16/2005            (1,000)
           (50)    UNITED STATES STEEL CORPORATION CALL+                               35.00           08/20/2005            (9,000)
          (200)    UNITED STATES STEEL CORPORATION CALL+                               40.00           08/20/2005           (13,000)
          (450)    UNITED STATES STEEL CORPORATION CALL+                               40.00           10/22/2005           (58,500)
          (100)    UNOVA INCORPORATED CALL+                                            20.00           09/17/2005           (75,000)
          (200)    UNOVA INCORPORATED CALL+                                            25.00           09/17/2005           (37,000)
          (250)    UNOVA INCORPORATED CALL+                                            25.00           09/17/2005           (46,250)
          (200)    UNOVA INCORPORATED CALL+                                            22.50           09/17/2005          (106,000)
          (400)    YORK INTERNATIONAL CORPORATION CALL+                                40.00           08/20/2005           (30,000)
          (150)    YORK INTERNATIONAL CORPORATION CALL+                                40.00           11/19/2005           (24,000)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(12,955,926))                                                                 (12,327,560)
                                                                                                                    ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

               STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                              SMALL
                                                                                                           COMMON         CAP VALUE
                                                                                                       STOCK FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ............................................................    $ 1,097,746,589   $ 2,377,086,267
   INVESTMENTS IN AFFILIATES .................................................................         86,497,406       169,931,100
                                                                                                 ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........................................      1,184,243,995     2,547,017,367
                                                                                                 ---------------    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED .........................................................            212,186           248,487
   RECEIVABLE FOR INVESTMENTS SOLD ...........................................................          8,363,468        15,234,364
   RECEIVABLES FOR DIVIDENDS AND INTEREST ....................................................          1,061,310         1,111,749
                                                                                                 ---------------    ---------------
TOTAL ASSETS .................................................................................      1,193,880,959     2,563,611,967
                                                                                                 ---------------    ---------------

LIABILITIES

   OPTIONS WRITTEN, AT VALUE .................................................................                  0        12,327,560
   PAYABLE FOR FUND SHARES REDEEMED ..........................................................            157,591           612,261
   PAYABLE FOR INVESTMENTS PURCHASED .........................................................          3,155,983        13,268,639
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .....................................          1,003,778         2,632,709
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...................................................            282,210           629,508
   PAYABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ..............................................            993,377                 0
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .............................              5,376                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES ....................................................            169,773            74,775
                                                                                                  ---------------   ---------------
TOTAL LIABILITIES ............................................................................          5,768,088        29,545,452
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS .............................................................................    $ 1,188,112,871   $ 2,534,066,515
                                                                                                  ---------------   ---------------

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...........................................................................    $   815,655,832   $ 1,793,467,425
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................................         (2,702,987)       (7,827,822)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................         84,523,243        59,968,340
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
      AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ............        291,635,536       687,830,206
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
      CONTRACTS AND TRANSACTIONS .............................................................             (5,376)                0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND
      SHORT SALES ............................................................................           (993,377)          628,366
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS .............................................................................    $ 1,188,112,871   $ 2,534,066,515
                                                                                                  ---------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ......................................................................    $    65,759,845   $   574,764,927
   SHARES OUTSTANDING - CLASS A ..............................................................          2,923,915        19,940,163
   NET ASSET VALUE PER SHARE - CLASS A .......................................................    $         22.49   $         28.82
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .............................................    $         23.86   $         30.58
   NET ASSETS - CLASS B ......................................................................    $    35,939,395   $   129,671,818
   SHARES OUTSTANDING - CLASS B ..............................................................          1,653,966         4,674,675
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ....................................    $         21.73   $         27.74
   NET ASSETS - CLASS C ......................................................................    $    21,383,404   $   142,277,242
   SHARES OUTSTANDING - CLASS C ..............................................................            984,282         5,117,852
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ....................................    $         21.72   $         27.80
   NET ASSETS - CLASS Z ......................................................................    $ 1,065,030,227   $ 1,687,352,528
   SHARES OUTSTANDING - CLASS Z ..............................................................         46,786,114        58,050,780
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ....................................    $         22.76   $         29.07
                                                                                                  ---------------   ---------------
INVESTMENTS AT COST ..........................................................................    $   892,600,607   $ 1,859,187,992
                                                                                                  ---------------   ---------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .........................................................    $             0   $    12,955,926
                                                                                                  ---------------   ---------------

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                           COMMON         SMALL CAP
                                                                                                       STOCK FUND        VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) ..............................................................................    $     4,544,198   $     7,374,315
   INTEREST ..................................................................................            298,431         1,355,930
   INCOME FROM AFFILIATED SECURITIES .........................................................            662,059           733,080
   SECURITIES LENDING INCOME, NET ............................................................             15,140                 0
                                                                                                  ---------------   ---------------
TOTAL INVESTMENT INCOME ......................................................................          5,519,828         9,463,325
                                                                                                  ---------------   ---------------
EXPENSES

   ADVISORY FEES .............................................................................          4,407,040         9,197,926
   ADMINISTRATION FEES
      FUND LEVEL .............................................................................            130,266           270,102
      CLASS A ................................................................................            131,027         1,115,810
      CLASS B ................................................................................             70,220           258,978
      CLASS C ................................................................................             45,454           289,392
      CLASS Z ................................................................................          2,547,406         3,751,814
   CUSTODY FEES ..............................................................................             67,962           145,221
   SHAREHOLDER SERVICING FEES ................................................................            651,331         1,454,071
   ACCOUNTING FEES ...........................................................................             24,979            55,014
   DISTRIBUTION FEES (NOTE 3)
      CLASS A ................................................................................             48,025           405,481
      CLASS B ................................................................................            159,645           577,738
      CLASS C ................................................................................            103,818           650,175
   AUDIT FEES ................................................................................              9,089             7,526
   LEGAL FEES ................................................................................             24,536            46,770
   REGISTRATION FEES .........................................................................             30,086            46,303
   SHAREHOLDER REPORTS .......................................................................            111,509           208,718
   TRUSTEES' FEES ............................................................................             52,471            93,810
   OTHER FEES AND EXPENSES ...................................................................            282,601           411,506
                                                                                                  ---------------   ---------------
TOTAL EXPENSES ...............................................................................          8,897,465        18,986,355
                                                                                                  ---------------   ---------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............................................           (674,650)       (1,695,208)
   NET EXPENSES ..............................................................................          8,222,815        17,291,147
                                                                                                  ---------------   ---------------
NET INVESTMENT INCOME (LOSS) .................................................................         (2,702,987)       (7,827,822)
                                                                                                  ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...........................         94,464,569        90,776,295
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ......................................           (258,144)        7,877,504
                                                                                                  ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ....................................................         94,206,425        98,653,799
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...........................        (66,419,889)      (81,965,637)
   FORWARD FOREIGN CURRENCY CONTRACTS ........................................................             (5,376)                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ......................................         (1,045,271)        1,264,657
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........................        (67,470,536)      (80,700,980)
                                                                                                  ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......................................         26,735,889        17,952,819
                                                                                                  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................    $    24,032,902   $    10,124,997
                                                                                                  ---------------   ---------------

(1) NET OF FOREIGN WITHOLDING TAXES OF .......................................................    $       188,946   $       448,192

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       COMMON STOCK FUND
                                                                                            --------------------------------------
                                                                                             FOR THE SIX MONTHS            FOR THE
                                                                                            ENDED JUNE 30, 2005         YEAR ENDED
                                                                                                    (UNAUDITED)  DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ..............................................................   $     1,300,130,911  $   1,590,977,622

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            (2,702,987)        (6,211,139)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................            94,206,425        215,035,135
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           (67,470,536)       (86,198,405)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................            24,032,902        122,625,591
                                                                                            -------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................            (1,190,316)                 0
      CLASS B ...........................................................................              (651,534)                 0
      CLASS C ...........................................................................              (423,145)                 0
      CLASS Z ...........................................................................           (18,513,766)                 0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................                     0         (5,223,691)
      CLASS B ...........................................................................                     0         (2,710,458)
      CLASS C ...........................................................................                     0         (1,934,229)
      CLASS Z ...........................................................................                     0        (81,830,081)
                                                                                            -------------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................           (20,778,761)       (91,698,459)
                                                                                            -------------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................................             4,645,210         18,351,436
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................................             1,172,783          5,133,631
   COST OF SHARES REDEEMED - CLASS A ....................................................           (13,761,776)       (32,357,772)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ..............................................................................            (7,943,783)        (8,872,705)
                                                                                            -------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................................               400,285          1,929,309
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................................               552,819          2,298,727
   COST OF SHARES REDEEMED - CLASS B ....................................................            (2,853,288)        (5,546,942)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ..............................................................................            (1,900,184)        (1,318,906)
                                                                                            -------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................................               373,017          4,049,548
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................................               330,607          1,501,280
   COST OF SHARES REDEEMED - CLASS C ....................................................            (5,582,600)       (13,428,469)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ..............................................................................            (4,878,976)        (7,877,641)
                                                                                            -------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .........................................            41,294,929        114,300,846
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................................            17,958,474         77,961,481
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...........................................          (159,802,641)      (495,966,918)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ..............................................................................          (100,549,238)      (303,704,591)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........          (115,272,181)      (321,773,843)
                                                                                            ===================  =================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................          (112,018,040)      (290,846,711)
                                                                                            ===================  =================
ENDING NET ASSETS .......................................................................   $     1,188,112,871  $   1,300,130,911
                                                                                            -------------------  -----------------
SHARES ISSUED AND REDEEMED:

   SHARES SOLD - CLASS A ................................................................               211,610            829,082
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................                53,405            236,355
   SHARES REDEEMED - CLASS A ............................................................              (627,020)        (1,468,160)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................................              (362,005)          (402,723)
                                                                                            -------------------  -----------------
   SHARES SOLD - CLASS B ................................................................                18,699             89,606
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................                26,003            109,048
   SHARES REDEEMED - CLASS B ............................................................              (134,629)          (258,192)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................................               (89,927)           (59,538)
                                                                                            -------------------  -----------------
   SHARES SOLD - CLASS C ................................................................                17,500            187,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................                15,551             71,218
   SHARES REDEEMED - CLASS C ............................................................              (262,324)          (625,270)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................................              (229,273)          (366,607)
                                                                                            -------------------  -----------------
   SHARES SOLD - CLASS Z (NOTE 1) .......................................................             1,858,530          5,128,434
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ....................               808,212          3,551,776
   SHARES REDEEMED - CLASS Z (NOTE 1) ...................................................            (7,187,588)       (22,238,478)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .................................            (4,520,846)       (13,558,268)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................            (5,202,051)       (14,387,136)
                                                                                            ===================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................   $        (2,702,987) $               0
                                                                                            ===================  =================

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                      SMALL CAP VALUE FUND
                                                                                            --------------------------------------
                                                                                             FOR THE SIX MONTHS            FOR THE
                                                                                            ENDED JUNE 30, 2005         YEAR ENDED
                                                                                                 (UNAUDITED)(1)  DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ..............................................................   $     2,251,537,570  $   2,125,768,614

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            (7,827,822)       (19,810,930)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................            98,653,799        270,316,100
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           (80,700,980)       120,358,183
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................            10,124,997        370,863,353
                                                                                            -------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................           (10,397,421)                 0
      CLASS B ...........................................................................            (2,427,253)                 0
      CLASS C ...........................................................................            (2,724,859)                 0
      CLASS Z ...........................................................................           (25,204,337)                 0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................                     0        (65,935,104)
      CLASS B ...........................................................................                     0        (15,208,320)
      CLASS C ...........................................................................                     0        (17,605,354)
      CLASS Z ...........................................................................                     0       (142,846,550)
                                                                                            -------------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................           (40,753,870)      (241,595,328)
                                                                                            -------------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................................            39,446,726        111,965,665
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................................            10,086,931         63,761,770
   COST OF SHARES REDEEMED - CLASS A ....................................................           (64,346,100)      (287,141,565)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ..............................................................................           (14,812,443)      (111,414,130)
                                                                                            -------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................................             1,060,717          3,500,020
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................................             2,217,289         13,852,760
   COST OF SHARES REDEEMED - CLASS B ....................................................            (7,953,509)       (13,748,747)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ..............................................................................            (4,675,503)         3,604,033
                                                                                            -------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................................             1,985,495          7,497,546
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................................             2,318,721         14,891,930
   COST OF SHARES REDEEMED - CLASS C ....................................................           (16,407,487)       (32,663,862)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ..............................................................................           (12,103,271)       (10,274,386)
                                                                                            -------------------  -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .........................................           475,739,434        586,760,998
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) .....................................            24,892,237        140,802,162
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ...........................................          (155,882,636)      (612,977,746)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ..............................................................................           344,749,035        114,585,414
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........           313,157,818         (3,499,069)
                                                                                            ===================  =================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           282,528,945        125,768,956
                                                                                            ===================  =================
ENDING NET ASSETS .......................................................................   $     2,534,066,515  $   2,251,537,570
                                                                                            -------------------  -----------------
SHARES ISSUED AND REDEEMED:

   SHARES SOLD - CLASS A ................................................................             1,384,368          3,946,949
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -CLASS A ..............................               346,233          2,293,078
   SHARES REDEEMED - CLASS A ............................................................            (2,287,361)       (10,327,642)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................................              (556,760)        (4,087,615)
                                                                                            -------------------  -----------------
   SHARES SOLD - CLASS B ................................................................                38,778            127,051
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................                78,926            514,591
   SHARES REDEEMED - CLASS B ............................................................              (292,415)          (501,970)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................................              (174,711)           139,672
                                                                                            -------------------  -----------------
   SHARES SOLD - CLASS C ................................................................                71,412            273,175
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................                82,360            552,197
   SHARES REDEEMED - CLASS C ............................................................              (600,880)        (1,184,664)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................................              (447,108)          (359,292)
                                                                                            -------------------  -----------------
   SHARES SOLD - CLASS Z (NOTE 1) .......................................................            16,486,658         20,439,069
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ....................               847,655          5,026,696
   SHARES REDEEMED - CLASS Z (NOTE 1) ...................................................            (5,509,475)       (21,628,099)
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .................................            11,824,838          3,837,666
                                                                                            -------------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................            10,646,259           (469,569)
                                                                                            ===================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................   $        (7,827,822) $               0
                                                                                            ===================  =================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              NET REALIZED
                                                   BEGINNING          NET              AND   DISTRIBUTIONS
                                                   NET ASSET   INVESTMENT       UNREALIZED        FROM NET
                                                   VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT
                                                       SHARE       (LOSS)      INVESTMENTS          INCOME
----------------------------------------------------------------------------------------------------------
COMMON STOCK FUND
----------------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   22.40        (0.01)            0.48            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   21.98        (0.14)            2.21            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   15.87        (0.10)            6.21            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   19.71        (0.08)           (3.76)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   20.15        (0.04)           (0.36)           0.00
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...   $   18.90         0.00(4)          1.28           (0.03)

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   21.74         0.32             0.05            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   21.53        (0.29)            2.15            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   15.67        (0.24)            6.10            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   19.62        (0.22)           (3.73)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   20.16        (0.09)           (0.41)           0.00
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...   $   18.90        (0.01)            1.28           (0.01)

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   21.73         0.48            (0.11)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   21.53        (0.30)            2.15            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   15.68        (0.25)            6.10            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   19.62        (0.22)           (3.72)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   20.16        (0.09)           (0.41)           0.00
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...   $   18.90        (0.01)            1.28           (0.01)

CLASS Z
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   22.65        (0.08)            0.57            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   22.15        (0.08)            2.23            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   15.97        (0.09)            6.27            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   19.78        (0.05)           (3.76)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   20.16        (0.02)           (0.32)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........   $   25.21         0.04            (0.59)          (0.04)

SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   29.19        (0.08)           (0.43)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   27.40        (0.27)(5)         5.51            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   18.92        (0.12)(5)         9.26           (0.01)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   20.17         0.03(5)         (1.28)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   17.17        (0.14)(5)         3.18            0.00
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......   $   15.36         0.00(4)          1.81            0.00

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   28.21         0.28            (0.89)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   26.79        (0.47)(5)         5.34            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   18.66        (0.29)(5)         9.08           (0.01)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   20.05        (0.14)(5)        (1.25)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   17.16        (0.25)(5)         3.18            0.00
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......   $   15.36        (0.01)            1.81            0.00

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   28.27         0.31            (0.92)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   26.83        (0.47)(5)         5.36            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   18.68        (0.28)(5)         9.09           (0.01)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   20.07        (0.13)(5)        (1.26)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   17.17        (0.24)(5)         3.18            0.00
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......   $   15.36        (0.01)            1.82            0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...   $   29.40        (0.19)           (0.28)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........   $   27.53        (0.22)(5)         5.54            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........   $   18.98        (0.09)(5)         9.30           (0.01)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........   $   20.22         0.04(5)         (1.28)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........   $   17.17        (0.08)            3.17            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........   $   13.59         0.00(4)          3.58            0.00

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                   DISTRIBUTIONS      ENDING    RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                        FROM NET   NET ASSET   ------------------------------------------------
                                                        REALIZED   VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                           GAINS       SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...           (0.38)  $   22.49            (0.55)%     1.51%     (0.04)%     1.47%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (1.65)      22.40            (0.62)%     1.58%     (0.04)%     1.54%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........            0.00       21.98            (0.62)%     1.55%     (0.01)%     1.54%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00       15.87            (0.50)%     1.55%      0.00%      1.55%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)      19.71            (0.51)%     1.65%     (0.01)%     1.64%
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...            0.00       20.15            (0.22)%     1.57%      0.00%      1.57%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...           (0.38)  $   21.73            (1.30)%     2.26%     (0.04)%     2.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (1.65)      21.74            (1.36)%     2.32%     (0.04)%     2.28%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........            0.00       21.53            (1.41)%     2.35%     (0.01)%     2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00       15.67            (1.31)%     2.36%      0.00%      2.36%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)      19.62            (1.12)%     2.55%     (0.29)%     2.26%
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...            0.00       20.16            (0.61)%     2.00%     (0.01)%     1.99%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...           (0.38)  $   21.72            (1.32)%     2.27%     (0.03)%     2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (1.65)      21.73            (1.38)%     2.35%     (0.04)%     2.31%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........            0.00       21.53            (1.41)%     2.35%     (0.01)%     2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00       15.68            (1.31)%     2.37%     (0.01)%     2.36%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)      19.62            (1.09)%     2.39%     (0.16)%     2.23%
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...            0.00       20.16            (0.62)%     2.00%      0.00%      2.00%

CLASS Z
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...           (0.38)  $   22.76            (0.40)%     1.44%     (0.12)%     1.32%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (1.65)  $   22.65            (0.38)%     1.34%     (0.04)%     1.30%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........            0.00   $   22.15            (0.42)%     1.36%     (0.01)%     1.35%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00   $   15.97            (0.28)%     1.34%     (0.01)%     1.33%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)  $   19.78            (0.10)%     1.29%      0.00%      1.29%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........           (4.46)  $   20.16             0.22%      1.18%      0.00%      1.18%

SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.14   $   28.82            (0.68)%     1.53%     (0.03)%     1.50%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (3.45)  $   29.19            (0.96)%     1.57%     (0.04)%     1.53%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           (0.65)  $   27.40            (0.55)%     1.56%     (0.02)%     1.54%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00   $   18.92             0.14%      1.58%     (0.01)%     1.57%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)  $   20.17            (0.73)%     1.60%     (0.01)%     1.59%
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......            0.00   $   17.17            (0.81)%     1.64%      0.00%      1.64%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.14   $   27.74            (1.46)%     2.31%     (0.03)%     2.28%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (3.45)  $   28.21            (1.71)%     2.33%     (0.05)%     2.28%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           (0.65)  $   26.79            (1.37)%     2.36%     (0.01)%     2.35%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00   $   18.66            (0.69)%     2.41%     (0.01)%     2.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)  $   20.05            (1.40)%     2.50%     (0.23)%     2.27%
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......            0.00   $   17.16            (0.77)%     2.00%     (0.20)%     1.80%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.14   $   27.80            (1.45)%     2.30%     (0.03)%     2.27%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (3.45)  $   28.27            (1.71)%     2.34%     (0.05)%     2.29%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           (0.65)  $   26.83            (1.32)%     2.34%     (0.02)%     2.32%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00   $   18.68            (0.64)%     2.38%     (0.01)%     2.37%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)  $   20.07            (1.38)%     2.39%     (0.15)%     2.24%
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......            0.00   $   17.17            (0.74)%     2.00%     (0.18)%     1.82%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.14   $   29.07            (0.52)%     1.54%     (0.21)%     1.33%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           (3.45)  $   29.40            (0.79)%     1.40%     (0.04)%     1.36%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           (0.65)  $   27.53            (0.41)%     1.42%     (0.02)%     1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........            0.00   $   18.98             0.21%      1.49%     (0.01)%     1.48%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (0.04)  $   20.22            (0.48)%     1.41%      0.00%      1.41%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........            0.00   $   17.17             0.01%      1.35%      0.00%      1.35%

                                                                   PORTFOLIO     NET ASSETS AT
                                                           TOTAL    TURNOVER     END OF PERIOD
                                                       RETURN(2)     RATE(3)   (000'S OMITTED)
----------------------------------------------------------------------------------------------
COMMON STOCK FUND
----------------------------------------------------------------------------------------------
CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            2.16%         14%  $        65,760
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........            9.67%         42%  $        73,612
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           38.50%         42%  $        81,068
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........          (19.48)%        65%  $        46,402
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (1.99)%        89%  $        27,617
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...            6.78%         95%  $           251

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            1.76%         14%  $        35,939
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........            8.89%         42%  $        37,908
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           37.40%         42%  $        38,830
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........          (20.13)%        65%  $        24,208
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (2.48)%        89%  $        15,635
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...            6.76%         95%  $           159

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            1.81%         14%  $        21,383
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........            8.84%         42%  $        26,375
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           37.31%         42%  $        34,025
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........          (20.08)%        65%  $        23,137
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (2.48)%        89%  $        14,603
NOVEMBER 30, 2000(6)(7) TO DECEMBER 31, 2000 ...            6.76%         95%  $           120

CLASS Z
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            2.22%         14%  $     1,065,030
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........            9.96%         42%  $     1,162,236
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           38.70%         42%  $     1,437,055
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........          (19.26)%        65%  $     1,362,540
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           (1.70)%        89%  $     1,702,628
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........           (1.20)%        95%  $     1,719,018

SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.46%         18%  $       574,765
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           19.89%         34%  $       598,226
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           48.49%         30%  $       673,580
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........           (6.20)%        28%  $       334,669
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           17.70%         42%  $       169,000
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......           11.78%         60%  $         1,178

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.09%         18%  $       129,672
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           18.95%         34%  $       136,825
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           47.28%         30%  $       126,152
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........           (6.93)%        28%  $        75,782
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           17.07%         42%  $        40,446
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......           11.72%         60%  $           182

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.12%         18%  $       142,277
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           19.00%         34%  $       157,329
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           47.34%         30%  $       158,942
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........           (6.93)%        28%  $        98,122
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           17.12%         42%  $        38,248
NOVEMBER 30, 2000(6) TO DECEMBER 31, 2000 ......           11.78%         60%  $           138

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...            0.60%         18%  $     1,687,353
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........           20.09%         34%  $     1,359,158
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........           48.70%         30%  $     1,167,094
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........           (6.13)%        28%  $       658,718
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........           17.99%         42%  $       541,384
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........           26.34%         60%  $       248,985

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)   Amount calculated is less than $0.005.

(5)   Calculated based upon average shares outstanding.

(6)   Commencement of operations.

(7) Per share data reflects a 1.233 for 1.00 share split which occurred on March 8, 2001.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Common Stock Fund and Small Cap Value Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                      Before Reorganization              After Reorganization
                                              ----------------------------------------   ---------------------
                                                           Target Funds                     Acquiring Fund
--------------------------------------------------------------------------------------------------------------
                                              STRONG MULTI CAP      STRONG ADVISOR       WELLS FARGO ADVANTAGE
      Fund                                       VALUE FUND      SMALL CAP VALUE FUND*   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------
        INVESTOR CLASS                            3,363,000                    --                       --
--------------------------------------------------------------------------------------------------------------
        CLASS A                                          --            20,608,712               20,608,712
--------------------------------------------------------------------------------------------------------------
        CLASS B                                          --             4,814,191                4,814,191
--------------------------------------------------------------------------------------------------------------
        CLASS C                                          --             5,379,694                5,379,694
--------------------------------------------------------------------------------------------------------------
        CLASS Z                                          --            50,490,877               57,882,562

      Net Asset:
--------------------------------------------------------------------------------------------------------------
        INVESTOR CLASS                         $214,569,309                    --                       --
--------------------------------------------------------------------------------------------------------------
        CLASS A                                          --        $  593,375,054           $  593,375,054
--------------------------------------------------------------------------------------------------------------
        CLASS B                                          --           133,618,121              133,618,121
--------------------------------------------------------------------------------------------------------------
        CLASS C                                          --           149,639,652              149,639,652
--------------------------------------------------------------------------------------------------------------
        CLASS Z                                          --         1,465,672,826            1,680,242,135
--------------------------------------------------------------------------------------------------------------
      Unrealized appreciation (deprecation)      30,953,675           734,339,679              765,293,353
--------------------------------------------------------------------------------------------------------------
      Accumulated net realized losses          (103,484,799)          (21,857,714)            (125,342,513)
--------------------------------------------------------------------------------------------------------------

      * Designates the accounting survivor.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                       Acquiring Fund                                   Target Fund
--------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS A   STRONG ADVISOR COMMON STOCK FUND CLASS A
--------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS B   STRONG ADVISOR COMMON STOCK FUND CLASS B
--------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS C   STRONG ADVISOR COMMON STOCK FUND CLASS C
--------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS Z   STRONG ADVISOR COMMON STOCK FUND CLASS Z

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of June 30, 2005, the following Fund had open swap contracts.

                          Swap          Notional           Interest Rate/            Interest Rate/   Maturity    Net Unrealized
      Fund           Counter Party     Principal           Index Received              Index Paid       Date       Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCK   Lehman Brothers   $8,744,518         Notional Amount             Market Value    30-Dec-05     $(993,377)
                         Finance                        x (6 Month USD Libor          Appreciation
                                                    less 35 bps) plus Market Value   on Customized
                                                      Depreciation on Customized      Stock Index*
                                                              Stock Index*
--------------------------------------------------------------------------------------------------------------------------------

      *Customized Stock Index consists of the following basket of common stocks valued as of June 30, 2005: Apache Corporation, Anadarko Petroleum Corporation, EOG Resources Incorporated, El Paso Corporation, Noble Energy Incorporated, Newfield Exploration Company, Pogo Producing Company, and XTO Energy Incorporated.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions during the six months ended June 30, 2005, were as follows:

                                                    Common Stock Fund     Small Cap Value Fund
                                                               Premiums               Premiums
                                                   Contracts   Received   Contracts   Received
----------------------------------------------------------------------------------------------
      Call Options Written
      OPTIONS AT BEGINNING OF PERIOD                 1,200    $ 252,144      214     $  63,609
      OPTIONS WRITTEN                                    0            0      488       114,300
      OPTIONS TERMINATED IN CLOSING TRANSACTIONS      (450)     (99,398)    (429)     (118,009)
      OPTIONS EXPIRED                                    0            0     (110)      (28,038)
      OPTIONS EXERCISED                               (750)    (152,746)     (70)      (10,574)
      OPTIONS AT END OF PERIOD                           0    $       0       93     $  21,288
----------------------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                          Sub-Advisory
                                                    Advisory Fees*                                         Fees (% of
                                Average Daily        (% of Average                      Average Daily     Average Daily
      Fund                       Net Assets        Daily Net Assets)    Sub-Adviser       Net Assets       Net Assets)
-----------------------------------------------------------------------------------------------------------------------
      COMMON STOCK FUND        $0 - $499 million         0.750         Wells Capital   $0 - 200 million       0.350
                             $500 - $999 million         0.700            Management     > $200 million       0.300
                              $1 - $2.99 billion         0.650          Incorporated
                              $3 - $4.99 billion         0.625
                                 > $4.99 billion         0.600
-----------------------------------------------------------------------------------------------------------------------

      SMALL CAP VALUE FUND     $0 - $499 million         0.900         Wells Capital   $0 - 200 million       0.350
                             $500 - $999 million         0.850            Management     > $200 million       0.300
                              $1 - $2.99 billion         0.800          Incorporated
                              $3 - $4.99 billion         0.775
                                 > $4.99 billion         0.750

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Funds Management was entitled to receive an annual fee at the following rate:

                                                         Advisory Fees
                                  Average Daily          (% of Average
      Fund                         Net Assets          Daily Net Assets)
------------------------------------------------------------------------
      COMMON STOCK FUND              $0 - $4 billion        0.750
                             $4 billion - $6 billion        0.725
                                        > $6 billion        0.700
------------------------------------------------------------------------
      SMALL CAP VALUE FUND           $0 - $4 billion        0.750
                             $4 billion - $6 billion        0.725
                                        > $6 billion        0.700

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                Admin Fees**
                                          Average Daily        (% of Average
                                            Net Assets        Daily Net Assets)
--------------------------------------------------------------------------------
      FUND LEVEL                       $0 - $4.99 billion           0.05
                                       $5 - $9.99 billion           0.04
                                          > $9.99 billion           0.03
--------------------------------------------------------------------------------
      CLASS A, CLASS B, AND CLASS C                                 0.28
      CLASS Z                                                       0.45

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                 % of Average
      Share Class                                              Daily Net Assets
--------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C, AND CLASS Z                        0.30
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the period from November 1, 2004 though April 10, 2005, as shown below, have been combined with administration fees.

                                                               Transfer Agent
                                                               Fees and Other
                                                              Related Expenses
--------------------------------------------------------------------------------
      COMMON STOCK FUND
         CLASS A                                                $    32,520
         CLASS B                                                     18,004
         CLASS C                                                     11,651
         CLASS Z                                                    587,071
--------------------------------------------------------------------------------
      SMALL CAP VALUE FUND
         CLASS A                                                    282,203
         CLASS B                                                     70,249
         CLASS C                                                     77,277
         CLASS Z                                                  1,092,286

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                 % Of Average
                                                               Daily Net Assets
--------------------------------------------------------------------------------
      ALL SMALL AND MID CAP VALUE FUNDS                             0.02
--------------------------------------------------------------------------------

      Prior to March 4, 2005, State Street served as custodian for the Common Stock Fund. Prior to April 11, 2005, State Street served as custodian for the Small Cap Value Fund. From April 11, 2005 to April 22, 2005, State Street served as interim custodian for the Small Cap Value Fund. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % Of Average
      Share Class                                            Daily Net Assets***
--------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C, AND CLASS Z                        0.25
--------------------------------------------------------------------------------

      ***Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

      Fund                          Class A     Class B    Class C    Class Z
--------------------------------------------------------------------------------
      COMMON STOCK FUND            $  13,576   $  7,408   $  4,469   $ 219,679
--------------------------------------------------------------------------------
      SMALL CAP VALUE FUND           112,967     25,558     28,073     296,133

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund's Class A, Class B, and Class C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares of the Funds.

      For the six months ended June 30, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 4, 2005, State Street served as fund accountant to the Common Stock Fund. Prior to April 11, 2005, State Street served as fund accountant for the Small Cap Value Fund. Fund accounting fees were paid by the Funds' administrator and not by the Funds. From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for the Small Cap Value Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005, were as follows:
                                              Net Operating Expense Ratios
      Fund                               Class A   Class B   Class C   Class Z
--------------------------------------------------------------------------------
      COMMON STOCK FUND                   1.31%     2.06%     2.06%     1.29%
--------------------------------------------------------------------------------
      SMALL CAP VALUE FUND                1.44%     2.19%     2.19%     1.36%

      Prior to April 11, 2005, the Strong Funds' interim adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital Management, Inc. ("SCM"), had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Common Stock Fund and the Small Cap Value Fund from May 21, 2004 to May 21, 2005. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for Class B shares of the Common Stock Fund until May 1, 2005, to keep total annual operating expenses at no more than 2.50%. However, effective April 11, 2005, the funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                               Waived Fees and
                                                             Reimbursed Expenses
--------------------------------------------------------------------------------
      COMMON STOCK FUND
         FUND LEVEL                                               $ 133,744
         CLASS A                                                          0
         CLASS B                                                          0
         CLASS C                                                          0
         CLASS Z                                                          0
--------------------------------------------------------------------------------
      SMALL CAP VALUE FUND
         FUND LEVEL                                                 244,712
         CLASS A                                                          0
         CLASS B                                                          0
         CLASS C                                                          0
         CLASS Z                                                    426,644

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Fund                                 Purchases at Cost   Sales Proceeds
--------------------------------------------------------------------------------
      COMMON STOCK FUND                      $ 225,765,906     $ 386,374,600
--------------------------------------------------------------------------------
      SMALL CAP VALUE FUND                    436,951,031        400,323,138

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, there were no borrowings by the Small and Mid Cap Stock Funds under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantage funds, or visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

--------------------------------------------------------------------------------------------------------------------------
                                    POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE                  LENGTH OF SERVICE ***       PAST FIVE YEARS                        OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
      J. Tucker Morse               Trustee,                    Private Investor/Real Estate           None
      60                            since 1987                  Developer; Chairman of White
                                                                Point Capital, LLC.
--------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------------
                                    POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE                  LENGTH OF SERVICE ***       PAST FIVE YEARS                        OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
      Thomas S. Goho                Trustee,                    Associate Professor of Finance,        None
      62                            since 1987                  Wake Forest University,
                                                                Calloway School of Business
                                                                and Accountancy.
--------------------------------------------------------------------------------------------------------------------------
      Peter G. Gordon               Trustee,                    (Chairman, since 2005)                 None
      62                            since 1998                  Chairman, CEO, and Co-
                                                                Founder of Crystal Geyser
                                                                Water Company and President
                                                                of Crystal Geyser Roxane Water
                                                                Company.
--------------------------------------------------------------------------------------------------------------------------
      Richard M. Leach              Trustee,                    Retired. Prior thereto, President      None
      71                            since 1987                  of Richard M. Leach Associates
                                                                (a financial consulting firm).
--------------------------------------------------------------------------------------------------------------------------
      Timothy J. Penny              Trustee,                    Senior Counselor to the public         None
      53                            since 1996                  relations firm of Himle-Horner
                                                                and Senior Fellow at the
                                                                Humphrey Institute,
                                                                Minneapolis, Minnesota (a pub-
                                                                lic policy organization).
--------------------------------------------------------------------------------------------------------------------------
      Donald C. Willeke             Trustee,                    Principal in the law firm of           None
      65                            since 1996                  Willeke & Daniels.

--------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

OFFICERS

--------------------------------------------------------------------------------------------------------------------------
                                    POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE                  LENGTH OF SERVICE           PAST FIVE YEARS                        OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
      Karla M. Rabusch              President, since            Executive Vice President of            None
      46                            2003                        Wells Fargo Bank, N.A.
                                                                President of Wells Fargo Funds
                                                                Management, LLC. Senior Vice
                                                                President and Chief
                                                                Administrative Officer of Wells
                                                                Fargo Funds Management, LLC
                                                                from 2001 to 2003. Vice
                                                                President of Wells Fargo Bank,
                                                                N.A. from 1997 to 2000.
--------------------------------------------------------------------------------------------------------------------------
      Stacie D. DeAngelo            Treasurer,                  Senior Vice President of Wells         None
      36                            since 2003                  Fargo Bank, N.A. Senior Vice
                                                                President of Operations for
                                                                Wells Fargo Funds
                                                                Management, LLC. Prior there-
                                                                to, Operations Manager at
                                                                Scudder Weisel Capital, LLC
                                                                from 2000 to 2001. Director of
                                                                Shareholder Services at BISYS
                                                                Fund Services from 1999 to
                                                                2000.
--------------------------------------------------------------------------------------------------------------------------
      C. David Messman              Secretary,                  Vice President and Managing            None
      45                            since 2000                  Senior Counsel of Wells Fargo
                                                                Bank, N.A. Senior Vice
                                                                President and Secretary of Wells
                                                                Fargo Funds Management, LLC.
                                                                Vice President and Senior
                                                                Counsel of Wells Fargo Bank,
                                                                N.A. from 1996 to 2003.

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

COMMON STOCK FUND AND SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Common Stock Fund and Small Cap Value Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

      STRONG FUNDS                             WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
      Advisor Common Stock Fund*               Common Stock Fund
--------------------------------------------------------------------------------
      Advisor Small Cap Value Fund*            Small Cap Value Fund
--------------------------------------------------------------------------------
      Multi Cap Value Fund
--------------------------------------------------------------------------------

*Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board also considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of the Small Cap Value Fund was above the median performance of its Peer Group for all time periods. The Board noted that the performance of the Common Stock Fund was below the median performance of its Peer Group for all time periods and

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

required further review. Upon further review, the Board noted that the Fund's Peer Group includes funds that invest exclusively in either small cap or mid cap stocks, and that this difference between the Fund and those in its Peer Group was a reason for the Fund's relative underperformance. The Board also asked for a further report on both the Common Stock Fund's and Small Cap Value Fund's performance.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Common Stock Fund's net operating expense ratios were lower than, or not appreciably higher than, the Fund's Peer Group's median net operating expense ratios. The Board also noted that the net operating expense ratios for certain share classes of the Small Cap Value Fund were higher than its Peer Group's median net operating expense ratios, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Funds had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Funds. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15 (c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and Wells Capital Management, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS        WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

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

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

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO     This report and the financial statements
ADVANTAGE FUNDS(SM) is available free  contained herein are submitted for the
upon request. To obtain literature,    general information of the shareholders
please write, e-mail, or call:         of the WELLS FARGO ADVANTAGE FUNDS. If
                                       this report is used for promotional
WELLS FARGO ADVANTAGE FUNDS            purposes, distribution of the report must
P.O. Box 8266                          be accompanied or preceded by a current
Boston, MA 02266-8266                  prospectus. For a prospectus containing
                                       more complete information, including
E-mail: wfaf@wellsfargo.com            charges and expenses, call 1-800-222-
Retail Investment Professionals:       8222. Please consider the investment
888-877-9275                           objective, risks, charges and expenses
Institutional Investment               of the investment carefully before
Professionals: 866-765-0778            investing. This and other information
Web:www.wellsfargo.com/advantagefunds  about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read
                                       the prospectus carefully before you
                                       invest or send money.

                                       Wells Fargo Funds Management, LLC,
                                       a wholly-owned subsidiary of Wells
                                       Fargo & Company, provides investment
                                       advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2005 Wells Fargo    www.wellsfargo.com/advantagefunds       RT51960 08-05
Advantage Funds, LLC.                                       SMCFLD/SAR122 06-05
All rights reserved.

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                 JUNE 30, 2005
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

      Wells Fargo Advantage Discovery Fund(SM)

      Wells Fargo Advantage Enterprise Fund(SM)

      Wells Fargo Advantage Mid Cap Disciplined Fund

      Wells Fargo Advantage Opportunity Fund(SM)

      Wells Fargo Advantage Small Cap Disciplined Fund

      Wells Fargo Advantage Small/Mid Cap Value Fund

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Discovery Fund .........................................................    2
   Enterprise Fund ........................................................    4
   Mid Cap Disciplined Fund ...............................................    6
   Opportunity Fund .......................................................    8
   Small Cap Disciplined Fund .............................................   10
   Small/Mid Cap Value Fund ...............................................   12
Fund Expenses .............................................................   14
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Discovery Fund .........................................................   16
   Enterprise Fund ........................................................   20
   Mid Cap Disciplined Fund ...............................................   23
   Opportunity Fund .......................................................   26
   Small Cap Disciplined Fund .............................................   30
   Small/Mid Cap Value Fund ...............................................   34
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   40
   Statements of Operations ...............................................   42
   Statements of Changes in Net Assets ....................................   44
   Financial Highlights ...................................................   48
Notes to Financial Highlights .............................................   52
--------------------------------------------------------------------------------
Notes to Financial Statements .............................................   53
--------------------------------------------------------------------------------
Other Information .........................................................   63
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   68
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate--its principal policy tool--from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of the year. The S&P 500 Index was around 1200 as the year began. It ended the first half of 2005 at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period--growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DISCOVERY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DISCOVERY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUB-ADVISER
      Wells Fargo Funds Management, LLC    Wells Capital Management Incorporated

FUND MANAGER                             INCEPTION DATE
      James M. Leach, CFA                  12/31/1987
      Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.20)%(1) for the six-month period ending June 30, 2005, slightly outperforming its benchmark, the Russell 2000(R) Index(2), which returned (1.25)% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance was hampered by its exposure to smaller-capitalization companies, which noticeably underperformed mid-capitalization companies during the period. In addition, disappointments within the technology and health care sectors detracted from the strong performance generated by the Fund's energy holdings.

      While we were diligent in attempting to identify technology companies that provide high-priority products for corporate customers, corporations were slow to spend money on such products. This was especially evident within the software industry, where several of the Fund's holdings suffered from lackluster performance. Firms such as Tibco Software, a developer of business integration software, and Cognos, a developer of business intelligence software, were negatively affected by reduced spending for information technology.

      In the health care sector, we eliminated several positions when we identified deteriorating fundamentals. Specifically, we sold Elan, a specialty pharmaceutical company, after the firm disclosed a voluntary suspension in the marketing of Tysabri(R), a drug used to treat multiple sclerosis and which faced safety questions.

      The weakness of these sectors was partially offset by strong returns from our energy and telecommunications holdings. Within energy, Canadian Natural Resources, an exploration, development and production company of crude oil and natural gas, was a solid performer as the firm consistently grew its natural gas production to meet rising demand. In oil services, Noble Corp. and Grant Prideco positively contributed to portfolio gains. In telecommunications, the Fund benefited from its position in NII Holdings, a provider of wireless services in Latin America that experienced strong subscriber growth and successfully increased its market share in Mexico. Similarly, Nextel Partners, which provides wireless service in less-populated areas of the United States, also experienced continued subscriber growth strength, which led to positive stock performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continued to identify opportunities across a variety of sectors. As such, we increased our positions in a number of specialty retailers with unique growth profiles, such as PETsMART and Williams-Sonoma. In addition, we added various leisure stocks such as Great Wolf Resorts and Hilton Hotels, as well as added to our position in Harrah's Entertainment. Within health care, we considerably increased our exposure to equipment companies Fisher Scientific and American Medical Systems Holdings. Likewise, we added to our holdings in health care service companies by initiating a new position in PacifiCare Health Systems. Finally, we reduced our technology exposure by selling a variety of computer hardware and semiconductor firms.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Key concerns for the second half of the year continue to be slowing economic momentum, the effects of high oil prices, and increases in short-term rates. As a result, we believe investors will be very sensitive regarding their expectations for economic growth. Despite these concerns, we expect corporate profits to continue to rise. Earnings growth should be more moderate than in 2004, but we are encouraged that we will continue to identify long-term growth opportunities for the Fund.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

The views expressed are as of June 30, 2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DISCOVERY FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                        6-Months*    1-Year    5-Year    10-Year
------------------------------------------------------------------------------------------------
      Discovery Fund - Administrator                      (1.10)      8.47      6.22      8.24
------------------------------------------------------------------------------------------------
      Discovery Fund - Investor                           (1.20)      8.37      6.19      8.23
------------------------------------------------------------------------------------------------
      Benchmark
------------------------------------------------------------------------------------------------
         Russell 2000(R) Index(2)                         (1.25)      9.45      5.71      9.90

      * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
---------------------------------------------------------------
      Beta**                                              1.42
---------------------------------------------------------------
      Price to Earnings (trailing 12 months)             32.80x
---------------------------------------------------------------
      Price to Book Ratio                                 3.86x
---------------------------------------------------------------
      Median Market Cap. ($B)                           $ 2.88
---------------------------------------------------------------
      Portfolio Turnover                                    62%
---------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        24%
Energy                                        11%
Financials                                     4%
Health Care                                   21%
Industrials                                    7%
Information Technology                        23%
Materials                                      2%
Telecommunication Services                     8%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
---------------------------------------------------------------
      NII Holdings Incorporated                           3.16%
---------------------------------------------------------------
      Marvel Enterprises Incorporated                     2.43%
---------------------------------------------------------------
      Fisher Scientific International Incorporated        2.42%
---------------------------------------------------------------
      Marvell Technology Group Limited                    2.22%
---------------------------------------------------------------
      Royal Caribbean Cruises Limited                     2.22%
---------------------------------------------------------------
      Digene Corporation                                  2.13%
---------------------------------------------------------------
      Gencorp Incorporated                                2.07%
---------------------------------------------------------------
      American Tower Corporation                          2.06%
---------------------------------------------------------------
      Precision Castparts Corporation                     2.05%
---------------------------------------------------------------
      Chesapeake Energy Corporation                       2.04%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
             DISCOVERY FUND - INVESTOR
                       CLASS                RUSSELL 2000(R) INDEX
 6/30/1995              10000                     10,000
 7/31/1995              10810                     10,576
 8/31/1995              10935                     10,795
 9/30/1995              11204                     10,988
10/31/1995              10985                     10,497
11/30/1995              11723                     10,938
12/31/1995              11558                     11,226
 1/31/1996              11606                     11,214
 2/29/1996              11149                     11,564
 3/31/1996              11214                     11,799
 4/30/1996              11760                     12,430
 5/31/1996              12122                     12,920
 6/30/1996              11336                     12,390
 7/31/1996              10342                     11,307
 8/31/1996              10660                     11,964
 9/30/1996              11232                     12,431
10/31/1996              11199                     12,240
11/30/1996              11770                     12,744
12/31/1996              11730                     13,078
 1/31/1997              11992                     13,340
 2/28/1997              11327                     13,016
 3/31/1997              10540                     12,402
 4/30/1997             10,641                     12,437
 5/31/1997             11,811                     13,820
 6/30/1997             12,200                     14,412
 7/31/1997             13,202                     15,083
 8/31/1997             13,316                     15,428
 9/30/1997             14,204                     16,557
10/31/1997             13,491                     15,830
11/30/1997             13,457                     15,728
12/31/1997             13,002                     16,003
 1/31/1998             12,880                     15,750
 2/28/1998             13,844                     16,915
 3/31/1998             14,478                     17,613
 4/30/1998             14,379                     17,710
 5/31/1998             13,721                     16,756
 6/30/1998             14,012                     16,791
 7/31/1998             13,362                     15,432
 8/31/1998             11,182                     12,436
 9/30/1998             11,572                     13,409
10/31/1998             12,230                     13,956
11/30/1998             12,842                     14,687
12/31/1998             13,918                     15,596
 1/31/1999             14,018                     15,803
 2/28/1999             12,739                     14,523
 3/31/1999             12,530                     14,750
 4/30/1999             12,971                     16,071
 5/31/1999             13,057                     16,306
 6/30/1999             13,222                     17,043
 7/31/1999             12,570                     16,576
 8/31/1999             11,792                     15,962
 9/30/1999             11,650                     15,966
10/31/1999             11,619                     16,030
11/30/1999             12,609                     16,988
12/31/1999             14,653                     18,911
 1/31/2000             14,048                     18,607
 2/29/2000             16,249                     21,680
 3/31/2000             16,335                     20,250
 4/30/2000             15,541                     19,032
 5/31/2000             15,722                     17,922
 6/30/2000             16,327                     19,485
 7/31/2000             16,665                     18,858
 8/31/2000             17,113                     20,297
 9/30/2000             16,233                     19,700
10/31/2000             15,455                     18,821
11/30/2000             14,173                     16,889
12/31/2000             15,234                     18,339
 1/31/2001             16,275                     19,294
 2/28/2001             15,169                     18,028
 3/31/2001             14,807                     17,146
 4/30/2001             16,275                     18,488
 5/31/2001             16,201                     18,942
 6/30/2001             16,722                     19,596
 7/31/2001             15,783                     18,535
 8/31/2001              15058                     17,937
 9/30/2001              13561                     15,522
10/31/2001              14435                     16,431
11/30/2001              15216                     17,703
12/31/2001              15870                     18,795
 1/31/2002              15794                     18,600
 2/28/2002              15512                     18,090
 3/31/2002              16538                     19,544
 4/30/2002              16064                     19,722
 5/31/2002              15986                     18,847
 6/30/2002              15135                     17,912
 7/31/2002              14072                     15,206
 8/31/2002              14062                     15,168
 9/30/2002              13259                     14,078
10/31/2002              14004                     14,530
11/30/2002              14700                     15,827
12/31/2002              13946                     14,945
 1/31/2003              13549                     14,532
 2/28/2003              13530                     14,093
 3/31/2003              13704                     14,274
 4/30/2003              14623                     15,627
 5/31/2003              15648                     17,304
 6/30/2003              15706                     17,618
 7/31/2003              16847                     18,720
 8/31/2003              17959                     19,578
 9/30/2003              17340                     19,217
10/31/2003              18830                     20,831
11/30/2003              19110                     21,570
12/31/2003              19293                     22,008
 1/31/2004              20016                     22,964
 2/29/2004              20446                     23,170
 3/31/2004              20212                     23,385
 4/30/2004              19410                     22,193
 5/31/2004              19801                     22,546
 6/30/2004              20349                     23,496
 7/31/2004              18745                     21,914
 8/31/2004              18061                     21,801
 9/30/2004              19420                     22,825
10/31/2004              20144                     23,274
11/30/2004              21681                     25,293
12/31/2004              22319                     26,041
 1/31/2005              21386                     24,955
 2/28/2005              21438                     25,378
 3/31/2005              20930                     24,651
 4/30/2005              19568                     23,239
 5/31/2005              21311                     24,760
 6/30/2005              22051                     25,715

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Discovery Fund, its predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Discovery Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE DISCOVERY FUND Investor Class shares for the most recent ten years with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENTERPRISE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                   SUB-ADVISER
      Wells Fargo Funds Management, LLC         Wells Capital Management
                                                Incorporated

FUND MANAGERS                             INCEPTION DATE
      Thomas J. Pence, CFA                      9/30/1998

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.04%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the Russell Midcap(R) Index(2), which returned 3.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund rebounded solidly after returns fell sharply during the first part of the year. Specifically, strong performance by the Fund's holdings in telecommunications, energy, and financials was offset by the weakness of certain technology holdings and by disappointments in specific consumer discretionary stocks.

      Among the Fund's telecom holdings, NII Holdings and Crown Castle International both provided excellent returns for the Fund. In the energy sector, the long-term mismatch between supply and growing demand has favored both energy producers and service companies that manufacture equipment. Specifically, the Fund's position in Chesapeake Energy benefited from increased production. Additionally, the Fund enjoyed positive performance from Transocean, ENSCO International, and Pride International.

      Within technology, our software holdings were the most notable detractors from Fund performance. Investors grew concerned about corporate spending for information technology initiatives, which resulted in poor performance among certain technology stocks. The Fund held positions in several companies that disappointed investors' short-term expectations. For example, Tibco Software, one of our top-contributing holdings during the fourth quarter of 2004, pulled back in early 2005 as a result of slowing sales in Europe.

      Another short-term disappointment came from the consumer discretionary sector. The Fund's long-term position in Harman International, a high-quality audio systems manufacturer, experienced considerable weakness. However, we took advantage of its low stock price to increase our position. We expect Harman's growth rate to meet or exceed expectations in the long run as the firm ramps up production as a result of significant design contracts.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We increased our exposure to the health care and consumer discretionary sectors. Specifically, we started positions in PacifiCare Health Systems and Advanced Medical Optics, while increasing our position in Fisher Scientific. Within the consumer discretionary sector, we selectively increased our holdings in Royal Caribbean, Marriott, and Harrah's based on solid growth fundamentals.

      On the other hand, we reduced our exposure to technology holdings. This resulted from the sale of Internet service firms as these holdings approached valuation targets. Finally, we sold a number of industrial holdings based on slowing growth in company fundamentals.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Key concerns for the second half of the year continue to be slowing economic momentum, the effects of high oil prices, and increases in short-term interest rates. As a result, we believe investors will be very sensitive regarding their expectations for economic growth. Despite these concerns, we expect corporate-profit growth to continue into the second half of 2005 at a slower pace than 2004. Corporations continue to generate record levels of free cash flow but thus far have been reluctant to spend this money on capital projects. We believe that most of the capital spending cycle and inventory build-up is yet to come, but that capital spending projects will be very selective. In light of these market conditions, we believe that our investment process of "surrounding the company" (i.e. deeply investigating each company through financial statement analysis, conversations with management, channel checks of suppliers, customers and competitors) will continue to identify long-term growth opportunities for the Fund.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

The views expressed are as of June 30, 2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENTERPRISE FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                 6-Months*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------------------
      Enterprise Fund - Administrator (Incept. Date 8/30/2002)      0.28      9.56    (7.93)      15.67
-----------------------------------------------------------------------------------------------------------
      Enterprise Fund - Advisor (Incept. Date 2/24/2000)            0.12      9.14    (8.18)      15.35
-----------------------------------------------------------------------------------------------------------
      Enterprise Fund - Institutional (Incept. Date 6/30/2003)      0.40      9.81    (7.95)      15.65
-----------------------------------------------------------------------------------------------------------
      Enterprise Fund - Investor (Incept. Date 9/30/1998)           0.04      8.85    (8.27)      15.35
-----------------------------------------------------------------------------------------------------------
      Benchmark
-----------------------------------------------------------------------------------------------------------
         Russell Midcap(R) Index(2)                                 3.92     17.12     7.34       11.60

      * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      Beta**                                              1.50
----------------------------------------------------------------
      Price to Earnings (trailing 12 months)             31.00x
----------------------------------------------------------------
      Price to Book Ratio                                 3.55x
----------------------------------------------------------------
      Median Market Cap. ($B)                            $4.85
----------------------------------------------------------------
      Portfolio Turnover                                    64%
----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        21%
Consumer Staples                               3%
Energy                                         9%
Financials                                     5%
Health Care                                   21%
Industrials                                    7%
Information Technology                        24%
Materials                                      3%
Telecommunication Services                     7%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
---------------------------------------------------------------
      Royal Caribbean Cruises Limited                     3.70%
---------------------------------------------------------------
      NII Holdings Incorporated                           3.18%
---------------------------------------------------------------
      Marriott International Incorporated Class A         2.62%
---------------------------------------------------------------
      Marvel Enterprises Incorporated                     2.50%
---------------------------------------------------------------
      Fisher Scientific International Incorporated        2.39%
---------------------------------------------------------------
      WellPoint Incorporated                              2.37%
---------------------------------------------------------------
      Cogent Incorporated                                 2.27%
---------------------------------------------------------------
      Marvell Technology Group Limited                    2.23%
---------------------------------------------------------------
      Williams Companies Incorporated                     2.21%
---------------------------------------------------------------
      Check Point Software Technologies Limited           2.06%
---------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
               ENTERPRISE FUND - INVESTOR CLASS     RUSSELL MIDCAP(R) INDEX
 9/30/1998                   10,000                        10,000
10/31/1998                   11,170                        10,682
11/30/1998                   12,620                        11,188
12/31/1998                   14,743                        11,844
 1/31/1999                   17,004                        11,823
 2/28/1999                   15,553                        11,430
 3/31/1999                   17,255                        11,788
 4/30/1999                   18,593                        12,659
 5/31/1999                   18,177                        12,623
 6/30/1999                   20,732                        13,068
 7/31/1999                   21,077                        12,709
 8/31/1999                   22,972                        12,380
 9/30/1999                   24,777                        11,945
10/31/1999                   28,305                        12,511
11/30/1999                   33,860                        12,871
12/31/1999                   42,436                        14,003
 1/31/2000                   43,280                        13,540
 2/29/2000                   54,743                        14,580
 3/31/2000                   48,127                        15,415
 4/30/2000                   40,882                        14,686
 5/31/2000                   33,360                        14,297
 6/30/2000                   40,378                        14,720
 7/31/2000                   38,001                        14,555
 8/31/2000                   44,114                        15,950
 9/30/2000                   39,360                        15,722
10/31/2000                   33,309                        15,479
11/30/2000                   26,764                        14,086
12/31/2000                   29,801                        15,158
 1/31/2001                   30,988                        15,402
 2/28/2001                   26,439                        14,465
 3/31/2001                   23,435                        13,567
 4/30/2001                   25,715                        14,728
 5/31/2001                   25,557                        15,002
 6/30/2001                   25,694                        14,861
 7/31/2001                   24,360                        14,436
 8/31/2001                    22742                        13,881
 9/30/2001                    19916                        12,207
10/31/2001                    21292                        12,690
11/30/2001                    22784                        13,753
12/31/2001                    23257                        14,306
 1/31/2002                    22574                        14,220
 2/28/2002                    20883                        14,070
 3/31/2002                    22794                        14,913
 4/30/2002                    21818                        14,624
 5/31/2002                    21103                        14,459
 6/30/2002                    19843                        13,489
 7/31/2002                    17395                        12,173
 8/31/2002                    17143                        12,240
 9/30/2002                    16639                        11,110
10/31/2002                    17511                        11,672
11/30/2002                    18015                        12,482
12/31/2002                    16702                        11,990
 1/31/2003                    16219                        11,748
 2/28/2003                    16250                        11,592
 3/31/2003                    16513                        11,707
 4/30/2003                    17815                        12,557
 5/31/2003                    19307                        13,706
 6/30/2003                    19265                        13,845
 7/31/2003                    20389                        14,301
 8/31/2003                    21807                        14,922
 9/30/2003                    21051                        14,735
10/31/2003                    22700                        15,860
11/30/2003                    22879                        16,305
12/31/2003                    22879                        16,794
 1/31/2004                    24034                        17,282
 2/29/2004                    24276                        17,654
 3/31/2004                    23918                        17,657
 4/30/2004                    22752                        17,009
 5/31/2004                    23383                        17,431
 6/30/2004                    24087                        17,913
 7/31/2004                    22133                        17,130
 8/31/2004                    21355                        17,204
 9/30/2004                    22731                        17,763
10/31/2004                    23677                        18,253
11/30/2004                    25221                        19,365
12/31/2004                    26208                        20,189
 1/31/2005                    25284                        19,689
 2/28/2005                    25326                        20,297
 3/31/2005                    24979                        20,138
 4/30/2005                    23551                        19,496
 5/31/2005                    25463                        20,430
 6/30/2005                    26218                        20,980

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005 reflects the performance of the Class K shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to August 30, 2002 reflects the performance of the Investor Class shares of the Strong Enterprise Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005 reflects the performance of the Advisor Class shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to February 24, 2000 reflects the performance of the Investor Class shares of the Strong Enterprise Fund adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005 reflects the performance of the Institutional Class shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to June 30, 2003 reflects the performance of the Investor Class shares of the Strong Enterprise Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Enterprise Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE ENTERPRISE FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                      SUB-ADVISER
     Wells Fargo Funds Management, LLC             Wells Capital Management
                                                   Incorporated

FUND MANAGER                                 INCEPTION DATE
     Robert J. Costomiris, CFA                     12/31/1998

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.99%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the Russell Midcap(R) Index(2), which returned 3.92% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      FROM TIME TO TIME, THE FUND'S PERFORMANCE WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THE EFFECT OF IPOS PURCHASED WHEN THE FUND'S ASSET BASE WAS SMALL MAY HAVE BEEN MAGNIFIED. INVESTORS SHOULD NOT EXPECT THAT SUCH ENHANCED RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The first half of 2005 was in many respects a continuation of 2004 for the markets and the economy: utility stocks remained strong; Real Estate Investment Trusts (REITS) led the financial sector as long-term interest rates fell; information technology was the market's weakest-performing sector; value stocks generally outperformed growth stocks, whether small-cap, mid-cap, or large-cap; mid-cap stocks tended to outperform their small- and large-cap counterparts, partially because of a higher concentration of utility stocks; and merger and acquisition activity was also strong.

      Two significant changes to the market backdrop during the period, however, were the outperformance of large-cap stocks over small-cap stocks, and the strengthening of the U.S. dollar.

      The Fund's commitment to energy stocks was very helpful to performance during the period. The Fund also benefited from further reducing its weighting in financial stocks, as we felt valuations in the sector were getting stretched and the outlook for earnings growth was mediocre. This view was rewarded during the period, as financials lagged the overall market.

      Conversely, our decision to sell utility stocks earlier this year, as they appreciated to our value targets, proved to be premature. After maintaining a significant and successful presence in utilities during the past two years, we took profits as the stocks reached what we believed were their fair valuations. Even after this move, however, utility stocks continued to perform well as long-term interest rates continued to decline.

      In health care, holding Imclone Systems was counterproductive, as the stock was exceptionally weak, yet we continued to like the biotechnology company's longer-term prospects. Additionally, an underweighted presence compared to the benchmark in the spectacularly strong hospital group hurt performance. As in utilities, we took profits for valuation reasons but, in hindsight, too early.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We applied the proceeds from our utility and financial sales predominantly to new opportunities in three sectors: consumer discretionary, materials, and consumer staples. Within the consumer discretionary sector, we continued to find value in the media industry. During the period the market punished radio companies such as Cumulus Media, Clear Channel Communications, and Spanish Broadcasting System due to an overemphasis--in our opinion--being placed on the usage shift from radio to other forms of media, such as digital music players, cellular phones, satellite radio, and the Internet. Several large-scale stock buybacks in the sector supported our thesis, yet other investors remained unconvinced.

      Within materials, we opportunistically increased the Fund's overweighted position in gold mining stocks. Energy and many other natural resources areas have significantly outperformed gold since late 2003, providing what we think is exceptional relative value in gold stocks. During the period, we added to our existing gold positions while initiating a position in Glamis Gold.

      Within consumer staples, weakness in Coca-Cola Enterprises (CCE), Coca-Cola's bottler, presented an excellent opportunity to increase our position in this sector. Coca-Cola and CCE have lagged the Pepsi companies badly over the last year or so, yet we believe are clearly great and stable franchises trading at very reasonable valuations.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We will continue to keep our heads down and our eyes open in attempting to seek out companies with solid assets, manageable debt, and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment process and meticulous risk management are well suited for the current market environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

The views expressed are as of June 30, 2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                          6-Months*   1-Year   5-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------------
      Mid Cap Disciplined Fund - Administrator (Incept. Date 4/11/2005)     0.99       10.53    13.70      17.40
--------------------------------------------------------------------------------------------------------------------
      Mid Cap Disciplined Fund - Institutional (Incept. Date 4/11/2005)     1.08       10.63    13.72      17.41
--------------------------------------------------------------------------------------------------------------------
      Mid Cap Disciplined Fund - Investor (Incept. Date 12/31/1998)         0.99       10.53    13.70      17.40
--------------------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------------------
         Russell Midcap(R) Index(2)                                         3.92       17.12     7.34       9.19
--------------------------------------------------------------------------------------------------------------------

      * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------------
      Beta**                                              0.82
----------------------------------------------------------------
      Price to Earnings (trailing 12 months)             38.80x
----------------------------------------------------------------
      Price to Book Ratio                                 2.11x
----------------------------------------------------------------
      Median Market Cap. ($B)                           $ 5.59
----------------------------------------------------------------
      Portfolio Turnover                                    37%
----------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        25%
Consumer Staples                              20%
Energy                                         9%
Financials                                    12%
Health Care                                   13%
Industrials                                    3%
Information Technology                         5%
Materials                                     13%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
----------------------------------------------------------------------
      Reader's Digest Association Incorporated                  6.75%
----------------------------------------------------------------------
      Kroger Company                                            5.70%
----------------------------------------------------------------------
      Cooper Cameron Corporation                                5.65%
----------------------------------------------------------------------
      Del Monte Foods Company                                   5.35%
----------------------------------------------------------------------
      Chiron Corporation                                        4.82%
----------------------------------------------------------------------
      Coca-Cola Enterprises Incorporated                        4.50%
----------------------------------------------------------------------
      Clear Channel Communications Incorporated                 4.17%
----------------------------------------------------------------------
      Barrick Gold Corporation                                  4.17%
----------------------------------------------------------------------
      Spanish Broadcasting System Incorporated                  4.11%
----------------------------------------------------------------------
      Cumulus Media Incorporated Class A                        3.59%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE MID
                CAP DISCIPLINED FUND -
                    INVESTOR CLASS             RUSSELL MIDCAP(R) INDEX
12/31/1998               10,000                       10,000
 1/31/1999               10,470                        9,983
 2/28/1999               10,140                        9,651
 3/31/1999               11,740                        9,953
 4/30/1999               12,640                       10,688
 5/31/1999               12,640                       10,658
 6/30/1999               12,880                       11,034
 7/31/1999               12,660                       10,731
 8/31/1999               11,670                       10,453
 9/30/1999               11,420                       10,085
10/31/1999               11,640                       10,563
11/30/1999               12,210                       10,867
12/31/1999               13,520                       11,823
 1/31/2000               13,360                       11,432
 2/29/2000               14,210                       12,311
 3/31/2000               15,580                       13,016
 4/30/2000               15,110                       12,400
 5/31/2000               14,840                       12,071
 6/30/2000               14,920                       12,428
 7/31/2000               14,870                       12,289
 8/31/2000               15,610                       13,467
 9/30/2000               15,200                       13,275
10/31/2000               15,770                       13,070
11/30/2000               15,080                       11,893
12/31/2000               16,603                       12,799
 1/31/2001               16,956                       13,005
 2/28/2001               15,692                       12,213
 3/31/2001               14,878                       11,455
 4/30/2001               16,238                       12,435
 5/31/2001               17,074                       12,667
 6/30/2001               17,245                       12,548
 7/31/2001               17,406                       12,188
 8/31/2001                17395                       11,720
 9/30/2001                15060                       10,306
10/31/2001                15617                       10,715
11/30/2001                17213                       11,612
12/31/2001                18663                       12,079
 1/31/2002                18674                       12,007
 2/28/2002                18588                       11,879
 3/31/2002                20099                       12,592
 4/30/2002                19328                       12,347
 5/31/2002                19060                       12,208
 6/30/2002                18213                       11,389
 7/31/2002                16092                       10,278
 8/31/2002                16413                       10,334
 9/30/2002                15128                        9,381
10/31/2002                15781                        9,855
11/30/2002                16896                       10,539
12/31/2002                16465                       10,124
 1/31/2003                16243                        9,919
 2/28/2003                15390                        9,788
 3/31/2003                15511                        9,884
 4/30/2003                16809                       10,602
 5/31/2003                18583                       11,573
 6/30/2003                18882                       11,690
 7/31/2003                19858                       12,075
 8/31/2003                20712                       12,599
 9/30/2003                20578                       12,441
10/31/2003                21277                       13,391
11/30/2003                21920                       13,767
12/31/2003                23160                       14,179
 1/31/2004                23839                       14,591
 2/29/2004                24691                       14,905
 3/31/2004                24941                       14,909
 4/30/2004                24977                       14,361
 5/31/2004                25038                       14,718
 6/30/2004                25645                       15,125
 7/31/2004                25147                       14,463
 8/31/2004                25402                       14,526
 9/30/2004                25912                       14,998
10/31/2004                26009                       15,411
11/30/2004                26992                       16,350
12/31/2004                28066                       17,046
 1/31/2005                27602                       16,624
 2/28/2005                28179                       17,138
 3/31/2005                27661                       17,003
 4/30/2005                26648                       16,461
 5/31/2005                27737                       17,250
 6/30/2005                28345                       17,714

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, its predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, its predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance for the Investor Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          INCEPTION DATE
   Richard T. Weiss                       12/31/1985
   Ann M. Miletti

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 0.60%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the Russell Midcap(R) Index(2), which returned 3.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's energy sector weighting was almost twice that of its benchmark, which helped our performance, as the benchmark's energy stocks collectively rose by more than 32%, by far the strongest sector return during the first six months of the year. In addition to benefiting from this overweighting, the Fund's energy holdings did better as a group than their counterparts in the index. The second-strongest group in the index was the consumer retail and restaurant industry. Here, too, performance was helped by an overweighted position compared to the benchmark. On the negative side, stock selection hurt the Fund's performance in the cyclical and technology areas, two of the weakest and most volatile sectors during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund stuck to its methodology of buying stocks that are selling at a discount to their intrinsic private market value and selling stocks that approach their private market value. This discipline allows us to be patient with stocks that are out of favor with the market, which is becoming the exception as investors become more focused on the short term. Our stock-by-stock approach led us to increase our holdings in the energy and consumer sectors, and decrease our holdings in the financial sector. To a lesser extent, we also reduced holdings in the cyclical and health care sectors. These sector weightings were fairly consistent throughout the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Investors continue to take several factors into consideration, including inflation, interest rates, record-high energy prices and the threat of terrorism, when making their investment decisions. Perhaps because of these factors, the distribution of valuations across all stocks are tighter than they have been historically (i.e., the range of valuations between high price-to-earnings stocks and low price-to-earnings stocks is narrower than it was a few years ago). In particular, the market is giving companies with high growth rates little credit for their superior profitability. The Fund's private market value approach (purchasing stocks at the price we would be willing to pay if we were acquiring the whole company) allows it to opportunistically look for attractively valued stocks in both the growth and value areas. We look for companies whose current stock valuations are between 50% and 60% of their private market value.

      We are currently looking to take advantage of this valuation compression by buying stocks with what we believe are favorable long-term growth outlooks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005,and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)(%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                         6-Months*   1-Year    5-Year   10-Year
--------------------------------------------------------------------------------
      Opportunity Fund - Administrator      0.71       9.66     3.28     11.94
--------------------------------------------------------------------------------
      Opportunity Fund - Advisor            0.55       9.25     2.93     11.57
--------------------------------------------------------------------------------
      Opportunity Fund - Investor           0.60       9.42     3.15     11.87
--------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------
         Russell Midcap (R) Index(2)        3.92      17.12     7.34     12.90
--------------------------------------------------------------------------------

      * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

      Beta**                                      1.15
-------------------------------------------------------
      Price to Earnings (trailing 12 months)     22.80x
-------------------------------------------------------
      Price to Book Ratio                         2.34x
-------------------------------------------------------
      Median Market Cap. ($B)                   $ 8.35
-------------------------------------------------------
      Portfolio Turnover                            18%
-------------------------------------------------------

** A MEASURE OF THE FUND'S  SENSITIVITY TO MARKET MOVEMENTS.  THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        28%
Consumer Staples                               4%
Energy                                        14%
Financials                                    10%
Health Care                                    8%
Industrials                                   10%
Information Technology                        16%
Materials                                      5%
Telecommunication Services                     3%
Utilities                                      2%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

      Weatherford International Limited               2.94%
------------------------------------------------------------
      GlobalSantaFe Corporation                       2.60%
------------------------------------------------------------
      Nordstrom Incorporated                          2.40%
------------------------------------------------------------
      Apache Corporation                              2.25%
------------------------------------------------------------
      Cablevision Systems Corporation                 2.13%
------------------------------------------------------------
      Praxair Incorporated                            2.10%
------------------------------------------------------------
      Ameritrade Holding Corporation                  1.94%
------------------------------------------------------------
      Molex Incorporated Class A                      1.73%
------------------------------------------------------------
      AutoNation Incorporated                         1.73%
------------------------------------------------------------
      XL Capital Limited Class A                      1.72%

GROWTH OF $10,000 INVESTMENT5 (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
              OPPORTUNITY FUND-INVESTOR
                        CLASS               RUSSELL MIDCAP(R) INDEX
 6/30/1995              10000                      10,000
 7/31/1995              10383                      10,486
 8/31/1995              10482                      10,646
 9/30/1995              10666                      10,887
10/31/1995              10439                      10,643
11/30/1995              10873                      11,173
12/31/1995              11125                      11,238
 1/31/1996              11319                      11,475
 2/29/1996              11632                      11,744
 3/31/1996              11697                      11,914
 4/30/1996              12160                      12,252
 5/31/1996              12234                      12,437
 6/30/1996              11970                      12,250
 7/31/1996              11259                      11,492
 8/31/1996              11672                      12,039
 9/30/1996              12064                      12,633
10/31/1996              12268                      12,735
11/30/1996              13132                      13,511
12/31/1996              13143                      13,373
 1/31/1997              13296                      13,873
 2/28/1997              13199                      13,852
 3/31/1997              12889                      13,263
 4/30/1997             13,243                      13,593
 5/31/1997             14,147                      14,585
 6/30/1997             14,404                      15,062
 7/31/1997             15,618                      16,319
 8/31/1997             15,679                      16,142
 9/30/1997             16,543                      17,063
10/31/1997             15,984                      16,399
11/30/1997             16,010                      16,789
12/31/1997             16,224                      17,252
 1/31/1998             16,177                      16,927
 2/28/1998             17,482                      18,250
 3/31/1998             18,515                      19,116
 4/30/1998             18,912                      19,164
 5/31/1998             18,288                      18,571
 6/30/1998             18,560                      18,828
 7/31/1998             17,953                      17,930
 8/31/1998             14,921                      15,062
 9/30/1998             15,947                      16,037
10/31/1998             17,383                      17,130
11/30/1998             17,927                      17,941
12/31/1998             18,737                      18,993
 1/31/1999             19,227                      18,961
 2/28/1999             18,621                      18,330
 3/31/1999             19,311                      18,904
 4/30/1999             21,038                      20,301
 5/31/1999             21,253                      20,243
 6/30/1999             22,279                      20,957
 7/31/1999             22,379                      20,381
 8/31/1999             21,503                      19,853
 9/30/1999             21,313                      19,156
10/31/1999             22,574                      20,063
11/30/1999             23,370                      20,640
12/31/1999             24,994                      22,456
 1/31/2000             24,244                      21,713
 2/29/2000             24,440                      23,382
 3/31/2000             26,962                      24,721
 4/30/2000             26,565                      23,551
 5/31/2000             26,917                      22,927
 6/30/2000             26,285                      23,605
 7/31/2000             26,000                      23,341
 8/31/2000             27,667                      25,578
 9/30/2000             26,666                      25,213
10/31/2000             26,934                      24,824
11/30/2000             25,251                      22,590
12/31/2000             27,137                      24,309
 1/31/2001             28,623                      24,700
 2/28/2001             27,028                      23,197
 3/31/2001             25,695                      21,758
 4/30/2001             27,566                      23,618
 5/31/2001             27,739                      24,058
 6/30/2001             27,041                      23,832
 7/31/2001             26,669                      23,150
 8/31/2001              25073                      22,260
 9/30/2001              21607                      19,575
10/31/2001              22856                      20,351
11/30/2001              24875                      22,056
12/31/2001              25834                      22,942
 1/31/2002              25446                      22,805
 2/28/2002              24841                      22,563
 3/31/2002              26077                      23,916
 4/30/2002              24716                      23,452
 5/31/2002              24512                      23,187
 6/30/2002              21750                      21,632
 7/31/2002              19311                      19,521
 8/31/2002              19383                      19,628
 9/30/2002              17286                      17,817
10/31/2002              18318                      18,718
11/30/2002              20304                      20,017
12/31/2002              18871                      19,228
 1/31/2003              18377                      18,840
 2/28/2003              18266                      18,590
 3/31/2003              18055                      18,774
 4/30/2003              19679                      20,137
 5/31/2003              21711                      21,980
 6/30/2003              21921                      22,202
 7/31/2003              22638                      22,934
 8/31/2003              23677                      23,930
 9/30/2003              23204                      23,630
10/31/2003              24505                      25,434
11/30/2003              24966                      26,148
12/31/2003              25939                      26,931
 1/31/2004              26965                      27,714
 2/29/2004              27431                      28,310
 3/31/2004              27228                      28,316
 4/30/2004              26853                      27,277
 5/31/2004              27366                      27,953
 6/30/2004              28049                      28,727
 7/31/2004              27076                      27,471
 8/31/2004              26590                      27,590
 9/30/2004              27635                      28,485
10/31/2004              28109                      29,271
11/30/2004              29614                      31,054
12/31/2004              30509                      32,376
 1/31/2005              29647                      31,575
 2/28/2005              29989                      32,550
 3/31/2005              29595                      32,294
 4/30/2005              28556                      31,265
 5/31/2005              30035                      32,763
 6/30/2005              30693                      33,644

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005 reflects the performance of the Class K shares of the Strong Opportunity Fund, its predecessor fund, and for periods prior to August 30, 2002 reflects the performance of the Investor Class shares of the Strong Opportunity Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005 reflects the performance of the Advisor Class shares of the Strong Opportunity Fund, its predecessor fund, and for periods prior to February 24, 2000 reflects the performance of the Investor Class shares of the Strong Opportunity Fund adjusted to reflect Advisor Class expenses. Performance shown for the Investor Class shares of the WELLS
FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Opportunity Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell Midcap (R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND Investor Class shares for the most recent ten years with the Russell Midcap
(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           INCEPTION DATE
   Robert J. Costomiris, CFA              3/28/2002

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned (1.98)%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the Russell 2000(R) Index(2), which returned (1.25)% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The first half of 2005 was in many respects a continuation of 2004 for the markets and the economy: utility stocks remained strong as long-term interest rates fell; information technology was the market's weakest-performing sector; value stocks generally outperformed growth stocks, whether small-cap, mid-cap, or large-cap; and merger and acquisition activity was also strong.

      Two significant changes to the market backdrop during the period, however, were the outperformance of large-cap stocks over small-cap stocks, and the strengthening of the U.S. dollar.

      The Fund benefited from its underweighting in information technology stocks, as the sector continued to encounter difficulty during the period. Conversely, our decision to sell utility stocks earlier this year, as they appreciated to our value targets, proved to be premature. After maintaining a significant and successful presence in utilities during the past two years, we took profits as the stocks reached what we believed were their fair valuations. Even after this move, however, utility stocks continued to perform well as long-term interest rates continued to decline.

      The Fund was also hurt by our decision to sell energy stocks, which continued to rally despite their rich valuations. Positions we liquidated after they had appreciated considerably included Kerr-McGee and National Oilwell Varco. We thought the valuations of small-cap energy stocks were particularly high, even compared with energy stocks in other capitalization groups.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We applied the proceeds from our utility and energy sales predominantly to new opportunities in three sectors: consumer discretionary, materials, and health care. Within the consumer discretionary sector, we continued to find value in the media industry. During the period the market punished radio companies such as Cumulus Media and Spanish Broadcasting System due to an overemphasis--in our opinion--being placed on the usage shift from radio to other forms of media, such as digital music players, cellular phones, satellite radio, and the Internet. Several large-scale stock buybacks in the sector supported our thesis, yet other investors remained unconvinced.

      Within materials, we purchased gold mining stocks over the period. Energy and many other natural resources groups have significantly outperformed gold since late 2003, providing what we think is exceptional relative value in gold stocks.

      The first half of 2005 allowed us to increase our already significant weighting in the fast growing health care sector. Specifically, we established positions in Imclone Systems, a biotechnology company focused on cancer therapies, and Zoll Medical, an external defibrillator company. We also added significantly to our position in VIVUS, a pharmaceutical company focused on sexual dysfunction therapies. All three companies suffered short-term setbacks that drove their stock prices lower prior to our purchases.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We will continue to keep our heads down and our eyes open in attempting to seek out companies with solid assets, manageable debt, and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment process and meticulous risk management are well suited for the current market environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                             6-Months*   1-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------
      Small Cap Disciplined Fund - Administrator (Incept. Date 4/11/2005)     (1.98)      7.07        20.70
--------------------------------------------------------------------------------------------------------------
      Small Cap Disciplined Fund - Institutional (Incept. Date 4/11/2005)     (1.86)      7.20        20.75
--------------------------------------------------------------------------------------------------------------
      Small Cap Disciplined Fund - Investor (Incept. Date 3/28/2002)          (1.98)      7.07        20.70
--------------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------------
         Russell 2000(R) Index (2)                                            (1.25)      9.45         8.81
--------------------------------------------------------------------------------------------------------------

      * RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
----------------------------------------------------------

      Beta**                                        1.02
----------------------------------------------------------
      Price to Earnings (trailing 12 months)       36.60x
----------------------------------------------------------
      Price to Book Ratio                           1.62x
----------------------------------------------------------
      Median Market Cap. ($B)                     $ 0.34
----------------------------------------------------------
      Portfolio Turnover                              36%
----------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                         28%
Consumer Staples                               11%
Financials                                     14%
Health Care                                    21%
Industrials                                    10%
Information Technology                          7%
Materials                                       9%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
--------------------------------------------------------

      Reader's Digest Association Incorporated    4.94%
--------------------------------------------------------
      Vital Signs Incorporated                    3.62%
--------------------------------------------------------
      Glamis Gold Limited                         3.54%
--------------------------------------------------------
      Scottish Re Group Limited                   3.50%
--------------------------------------------------------
      VIVUS Incorporated                          3.49%
--------------------------------------------------------
      Del Monte Foods Company                     3.42%
--------------------------------------------------------
      AGCO Corporation                            3.39%
--------------------------------------------------------
      Gold Fields Limited ADR                     3.39%
--------------------------------------------------------
      Scottish Re Group Limited Preferred         3.37%
--------------------------------------------------------
      E.piphany Incorporated                      3.22%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO ADVANTAGE
              SMALL CAP DISCIPLINED FUND -
                     INVESTOR CLASS             RUSSELL 2000(R) INDEX
 3/31/2002                10000                      10,000
 4/30/2002                 9980                      10,091
 5/31/2002                 9650                       9,643
 6/30/2002                 9570                       9,165
 7/31/2002                 8510                       7,781
 8/31/2002                 8640                       7,761
 9/30/2002                 8120                       7,203
10/31/2002                 8470                       7,434
11/30/2002                 9230                       8,098
12/31/2002                 9120                       7,647
 1/31/2003                 8720                       7,435
 2/28/2003                 8380                       7,211
 3/31/2003                 8430                       7,304
 4/30/2003                 9520                       7,996
 5/31/2003                10980                       8,854
 6/30/2003                11350                       9,014
 7/31/2003                12240                       9,578
 8/31/2003                12550                      10,018
 9/30/2003                12710                       9,833
10/31/2003                13440                      10,658
11/30/2003                13850                      11,037
12/31/2003                14823                      11,261
 1/31/2004                15452                      11,750
 2/29/2004                15771                      11,855
 3/31/2004                16297                      11,966
 4/30/2004                16503                      11,356
 5/31/2004                16828                      11,536
 6/30/2004                17240                      12,022
 7/31/2004                16633                      11,213
 8/31/2004                16102                      11,155
 9/30/2004                16655                      11,679
10/31/2004                16525                      11,909
11/30/2004                18237                      12,941
12/31/2004                18831                      13,325
 1/31/2005                18616                      12,769
 2/28/2005                19203                      12,985
 3/31/2005                18549                      12,613
 4/30/2005                17270                      11,891
 5/31/2005                17738                      12,669
 6/30/2005                18457                      13,158

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, its predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, its predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell 2000(R) Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND Investor Class shares for the life of the Fund with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   I. Charles Rinaldi                      3/28/2002

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------
      The Fund's Investor Class shares returned (0.23)%(1) for the six-month period ending June 30, 2005, underperforming its benchmark, the Russell Midcap
(R) Index(2), which returned 3.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------
      One reason for the Fund's underperformance was its holdings in the materials sector. Within the materials sector, stocks such as Graftech International and Apex Silver Mines contributed negatively during the period. The other area that detracted significantly from performance was the technology sector. Within the technology sector, companies such as Cray Inc. and Sun Microsystems were significant negative contributors. On the other hand, the fund's broad range of energy stocks contributed positively to performance during the period. Companies such as Range Resources and Canadian Natural Resources reinforced this point.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------
      We increased the Fund's exposure to the technology sector, and we trimmed some holdings in the energy and materials sectors. With regard to the energy and materials sectors, several of our stocks appreciated significantly, and became sell candidates based on valuation. Our added exposure to the technology sector was a result of our bottom-up stock selection process. However, the remaining holdings in the energy sectors continued to perform well, with the result that price appreciation kept our weighting relatively consistent throughout the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------
      Overall, we have a positive outlook on the small/mid-cap value asset class for several reasons. Valuations continue to be attractive relative to those of many other asset classes. Additionally, demand for small/mid-cap value stocks continues to be strong, as investors become increasingly aware of their performance potential. Moreover, we are comfortable with the Fund's current holdings and sector weightings, and we believe the portfolio is well positioned for the balance of 2005.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of June 30, 2005,and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                            6-Month*   1-Year   Life of Fund
------------------------------------------------------------------------------------------------------------
      Small/Mid Cap Value Fund - Administrator (Incept. Date 4/11/2005)     (0.08)      1.39       11.67
------------------------------------------------------------------------------------------------------------
      Small/Mid Cap Value Fund - Investor (Incept. Date 3/28/2002)          (0.23)     11.23       11.61
------------------------------------------------------------------------------------------------------------
      Benchmark
------------------------------------------------------------------------------------------------------------
         Russell Midcap(R) Index(2)                                          3.92      17.12       11.07
------------------------------------------------------------------------------------------------------------

      *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-------------------------------------------------------
      Beta**                                     1.24
-------------------------------------------------------
      Price to Earnings (trailing 12 months)    33.90x
-------------------------------------------------------
      Price to Book Ratio                        2.02x
-------------------------------------------------------
      Median Market Cap. ($B)                   $0.69
-------------------------------------------------------
      Portfolio Turnover                           72%
-------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION (3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              7%
Consumer Staples                                    2%
Energy                                             26%
Financials                                          8%
Health Care                                         9%
Industrials                                        11%
Information Technology                             19%
Materials                                          17%
Telecommunication Services                          1%

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------

      Global Industries Limited                      3.72%
-----------------------------------------------------------
      Range Resources Corporation                    3.17%
-----------------------------------------------------------
      Covalent Group Incorporated                    2.47%
-----------------------------------------------------------
      Trilogy Energy Trust                           2.16%
-----------------------------------------------------------
      Sun Microsystems Incorporated                  2.15%
-----------------------------------------------------------
      Apex Silver Mines Limited                      1.81%
-----------------------------------------------------------
      Key Energy Services Incorporated               1.77%
-----------------------------------------------------------
      Chicago Bridge & Iron Company NV               1.54%
-----------------------------------------------------------
      UNOVA Incorporated                             1.52%
-----------------------------------------------------------
      CV Therapeutics Incorporated                   1.50%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
              SMALL/MID CAP VALUE FUND -
                    INVESTOR CLASS          RUSSELL MIDCAP INDEX
 3/31/2002              10000                     10,000
 4/30/2002               9810                      9,806
 5/31/2002               9660                      9,695
 6/30/2002               8930                      9,045
 7/31/2002               7640                      8,163
 8/31/2002               7830                      8,207
 9/30/2002               7020                      7,450
10/31/2002               7160                      7,827
11/30/2002               7680                      8,370
12/31/2002               7580                      8,040
 1/31/2003               7470                      7,878
 2/28/2003               7360                      7,773
 3/31/2003               7280                      7,850
 4/30/2003               7870                      8,420
 5/31/2003               8920                      9,191
 6/30/2003               9060                      9,284
 7/31/2003               9600                      9,590
 8/31/2003              10020                     10,006
 9/30/2003               9960                      9,881
10/31/2003              10660                     10,635
11/30/2003              11090                     10,933
12/31/2003              12010                     11,261
 1/31/2004              12320                     11,588
 2/29/2004              12770                     11,838
 3/31/2004              13020                     11,840
 4/30/2004              12240                     11,405
 5/31/2004              12400                     11,688
 6/30/2004              12860                     12,012
 7/31/2004              12110                     11,487
 8/31/2004              11710                     11,536
 9/30/2004              12640                     11,911
10/31/2004              12550                     12,239
11/30/2004              14000                     12,985
12/31/2004              14337                     13,538
 1/31/2005              13881                     13,203
 2/28/2005              14679                     13,610
 3/31/2005              14038                     13,503
 4/30/2005              12953                     13,073
 5/31/2005              13421                     13,699
 6/30/2005              14304                     14,068

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, its predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, its predecessor fund.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

     The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Beginning          Ending        Expenses
                                                            Account Value    Account Value    Paid During      Net Annual
      Discovery Fund                                           1/1/2005        6/30/2005       Period(1)     Expense Ratio
--------------------------------------------------------------------------------------------------------------------------
      Discovery Fund - Administrator Class
      Actual(2)                                               $ 1,000.00       $ 1,057.40       $ 2.49           1.09%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,019.39       $ 5.46           1.09%
--------------------------------------------------------------------------------------------------------------------------
      Discovery Fund - Investor Class
      Actual                                                  $ 1,000.00       $   988.00       $ 6.90           1.40%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,017.85       $ 7.00           1.40%
      Enterprise Fund
--------------------------------------------------------------------------------------------------------------------------
      Enterprise Fund - Administrator Class
      Actual                                                  $ 1,000.00       $ 1,002.80       $ 5.81           1.17%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,018.99       $ 5.86           1.17%
--------------------------------------------------------------------------------------------------------------------------
      Enterprise Fund - Advisor Class
      Actual                                                  $ 1,000.00       $ 1,001.20       $ 7.39           1.49%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,017.41       $ 7.45           1.49%
--------------------------------------------------------------------------------------------------------------------------
      Enterprise Fund - Institutional Class
      Actual                                                  $ 1,000.00       $ 1,004.00       $ 4.37           0.88%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,020.43       $ 4.41           0.88%
--------------------------------------------------------------------------------------------------------------------------
      Enterprise Fund - Investor Class
      Actual                                                  $ 1,000.00       $ 1,000.40       $ 8.43           1.70%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,016.36       $ 8.50           1.70%
      Mid Cap Disciplined Fund
--------------------------------------------------------------------------------------------------------------------------
      Mid Cap Disciplined Fund - Administrator Class
      Actual(2)                                               $ 1,000.00       $ 1,024.70       $ 2.34           1.04%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,019.64       $ 5.21           1.04%
--------------------------------------------------------------------------------------------------------------------------
      Mid Cap Disciplined Fund - Institutional Class
      Actual(2)                                               $ 1,000.00       $ 1,025.60       $ 2.00           0.89%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00       $ 1,020.38       $ 4.46           0.89%

FUND EXPENSES (UNAUDITED)    WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                              Beginning          Ending        Expenses
                                                            Account Value    Account Value    Paid During     Net Annual
                                                               1/1/2005        6/30/2005       Period(1)     Expense Ratio
--------------------------------------------------------------------------------------------------------------------------
      Mid Cap Disciplined Fund - Investor Class
      Actual                                                  $ 1,000.00      $ 1,009.90         $ 6.73          1.35%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,018.10         $ 6.76          1.35%
      Opportunity Fund
--------------------------------------------------------------------------------------------------------------------------
      Opportunity Fund - Administrator Class Actual           $ 1,000.00      $ 1,007.10         $ 5.52          1.11%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,019.29         $ 5.56          1.11%
--------------------------------------------------------------------------------------------------------------------------
      Opportunity Fund - Advisor Class Actual                 $ 1,000.00      $ 1,005.50         $ 7.26          1.46%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,017.55         $ 7.30          1.46%
--------------------------------------------------------------------------------------------------------------------------
      Opportunity Fund - Investor Class Actual                $ 1,000.00      $ 1,006.00         $ 6.76          1.36%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,018.05         $ 6.80          1.36%
      Small Cap Disciplined Fund
--------------------------------------------------------------------------------------------------------------------------
      Small Cap Disciplined Fund - Administrator Class
      Actual(2)                                               $ 1,000.00      $ 1,010.60         $ 2.59          1.16%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,019.04         $ 5.81          1.16%
--------------------------------------------------------------------------------------------------------------------------
      Small Cap Disciplined Fund - Institutional Class
      Actual(2)                                               $ 1,000.00      $ 1,011.90         $ 2.19          0.98%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,019.93         $ 4.91          0.98%
--------------------------------------------------------------------------------------------------------------------------
      Small Cap Disciplined Fund - Investor Class Actual      $ 1,000.00      $   980.20         $ 8.00          1.63%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,016.71         $ 8.15          1.63%
      Small/Mid Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
      Small/Mid Cap Value Fund - Administrator Class
      Actual(2)                                               $ 1,000.00      $ 1,018.90         $ 2.67          1.19%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,018.89         $ 5.96          1.19%
--------------------------------------------------------------------------------------------------------------------------
      Small/Mid Cap Value Fund - Investor Class Actual        $ 1,000.00      $   997.70         $ 8.97          1.81%
--------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)                $ 1,000.00      $ 1,015.82         $ 9.05          1.81%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT SIX-MONTH PERIOD DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 81/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO JUNE 30, 2005).

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

      DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.60%

AMUSEMENT & RECREATION SERVICES - 2.38%
          36,200   HARRAH'S ENTERTAINMENT INCORPORATED                                                              $     2,608,934
          64,400   LIFE TIME FITNESS INCORPORATED+                                                                        2,112,964

                                                                                                                          4,721,898
                                                                                                                    ---------------
APPAREL & ACCESSORY STORES - 1.37%
         39,500    ABERCROMBIE & FITCH COMPANY CLASS A                                                                    2,713,650
                                                                                                                    ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.22%
         16,150    VOLCOM INCORPORATED+                                                                                     432,335
                                                                                                                    ---------------
BUSINESS SERVICES - 13.87%
        199,700    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                             3,954,060
        131,800    COGENT INCORPORATED+                                                                                   3,762,890
         54,400    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION+                                                            2,563,872
         88,000    COGNOS INCORPORATED+                                                                                   3,004,320
         57,900    F5 NETWORKS INCORPORATED+                                                                              2,734,906
         51,400    LABOR READY INCORPORATED+                                                                              1,198,134
         32,699    MACROMEDIA INCORPORATED+                                                                               1,249,756
         98,100    MONSTER WORLDWIDE INCORPORATED+                                                                        2,813,508
        874,548    OPENTV CORPORATION CLASS A+                                                                            2,396,262
        356,876    TIBCO SOFTWARE INCORPORATED+                                                                           2,333,969
         50,100    VERISIGN INCORPORATED+                                                                                 1,440,876

                                                                                                                         27,452,553
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 3.48%
        150,123    DIGENE CORPORATION+                                                                                    4,155,405
         20,300    GENZYME CORPORATION+                                                                                   1,219,827
        115,900    INTERMUNE INCORPORATED+                                                                                1,511,336

                                                                                                                          6,886,568
                                                                                                                    ---------------
COMMUNICATIONS - 8.83%
        191,300    AMERICAN TOWER CORPORATION CLASS A+                                                                    4,021,126
         76,700    EQUINIX INCORPORATED+                                                                                  3,324,178
         32,100    LEAP WIRELESS INTERNATIONAL INCORPORATED+                                                                890,775
        122,300    NEXTEL PARTNERS INCORPORATED CLASS A+                                                                  3,078,291
         96,602    NII HOLDINGS INCORPORATED+                                                                             6,176,732

                                                                                                                         17,491,102
                                                                                                                    ---------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.54%
        121,400    QUANTA SERVICES INCORPORATED                                                                           1,068,320
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 1.82%
        189,400    WILLIAMS COMPANIES INCORPORATED                                                                        3,598,600
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.94%
         52,800    CREE INCORPORATED+                                                                               $     1,344,816
         39,670    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           3,227,551
         47,600    INTERNATIONAL RECTIFIER CORPORATION+                                                                   2,271,472
        114,200    MARVELL TECHNOLOGY GROUP LIMITED+                                                                      4,344,168
         95,300    NETWORK APPLIANCE INCORPORATED+                                                                        2,694,131
        114,200    TESSERA TECHNOLOGIES INCORPORATED+                                                                     3,815,422

                                                                                                                         17,697,560
                                                                                                                    ---------------
FURNITURE & FIXTURES - 0.78%
         71,900    SELECT COMFORT CORPORATION+                                                                            1,540,817
                                                                                                                    ---------------
HEALTH SERVICES - 5.15%
         84,490    COMMUNITY HEALTH SYSTEMS+                                                                              3,192,877
         33,700    COVANCE INCORPORATED+                                                                                  1,512,119
         78,900    LABONE INCORPORATED+                                                                                   3,141,009
         48,200    PSYCHIATRIC SOLUTIONS INCORPORATED+                                                                    2,347,822

                                                                                                                         10,193,827
                                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.36%
         68,000    WILLIAMS-SONOMA INCORPORATED+                                                                          2,690,760
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.91%
        129,225    GREAT WOLF RESORTS INCORPORATED+                                                                       2,641,359
        131,150    HILTON HOTELS CORPORATION                                                                              3,127,928

                                                                                                                          5,769,287
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.26%
         68,600    GRANT PRIDECO INCORPORATED+                                                                            1,814,470
         77,900    NETGEAR INCORPORATED+                                                                                  1,448,940
         45,400    UNOVA INCORPORATED+                                                                                    1,209,002

                                                                                                                          4,472,412
                                                                                                                    ---------------
INSURANCE CARRIERS - 1.99%
         55,100    PACIFICARE HEALTH SYSTEMS INCORPORATED+                                                                3,936,895
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 1.42%
         83,700    COACH INCORPORATED+                                                                                    2,809,809
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.40%
         77,700    ADVANCED MEDICAL OPTICS INCORPORATED+                                                                  3,088,575
        156,400    AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                        3,229,660
         44,130    DENTSPLY INTERNATIONAL INCORPORATED                                                                    2,383,020
        141,550    EV3 INCORPORATED+                                                                                      1,967,545
         72,800    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                          4,724,720
         35,900    HAEMONETICS CORPORATION+                                                                               1,458,976
         58,900    MENTOR CORPORATION                                                                                     2,443,172
         28,000    METTLER-TOLEDO INTERNATIONAL INCORPORATED+                                                             1,304,240

                                                                                                                         20,599,908
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 1.61%
         70,700    GOLDCORP INCORPORATED                                                                            $     1,115,646
        139,500    PAN AMERICAN SILVER CORPORATION+                                                                       2,063,205

                                                                                                                          3,178,851
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 6.07%
        240,964    MARVEL ENTERPRISES INCORPORATED+                                                                       4,751,810
         36,000    MICHAELS STORES INCORPORATED                                                                           1,489,320
         97,139    PETSMART INCORPORATED                                                                                  2,948,169
        121,256    PRICELINE.COM INCORPORATED+                                                                            2,828,902

                                                                                                                         12,018,201
                                                                                                                    ---------------

MOTION PICTURES - 0.69%
        132,970    LIONS GATE ENTERTAINMENT CORPORATION+                                                                  1,364,272
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 7.70%
         99,500    CANADIAN NATURAL RESOURCES LIMITED                                                                     3,619,810
        174,600    CHESAPEAKE ENERGY CORPORATION                                                                          3,980,880
         64,500    EDGE PETROLEUM CORPORATION+                                                                            1,007,490
         48,880    GOODRICH PETROLEUM CORPORATION+                                                                        1,005,950
         34,000    NOBLE CORPORATION                                                                                      2,091,340
         19,300    NOBLE ENERGY INCORPORATED                                                                              1,460,045
        136,750    PIONEER DRILLING COMPANY+                                                                              2,086,805

                                                                                                                         15,252,320
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.82%
         75,600    PACTIV CORPORATION+                                                                                    1,631,448
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 2.03%
         51,500    PRECISION CASTPARTS CORPORATION                                                                        4,011,850
                                                                                                                    ---------------

REAL ESTATE - 1.27%
         30,900    ST. JOE COMPANY                                                                                        2,519,586
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.32%
        190,100    AMERITRADE HOLDING CORPORATION+                                                                        3,533,959
         16,800    T ROWE PRICE GROUP INCORPORATED                                                                        1,051,680

                                                                                                                          4,585,639
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.55%
         13,800    CARBO CERAMICS INCORPORATED                                                                            1,089,648
                                                                                                                    ---------------

THEATERS & ENTERTAINMENT - 1.50%
        157,600    REGAL ENTERTAINMENT GROUP CLASS A                                                                      2,975,488
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.75%
        111,400    CONTINENTAL AIRLINES INCORPORATED CLASS B+                                                             1,479,392
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 3.38%
         60,300    AUTOLIV INCORPORATED                                                                                   2,641,140
        209,900    GENCORP INCORPORATED+                                                                                  4,042,674

                                                                                                                          6,683,814
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WATER TRANSPORTATION - 2.19%
         89,800    ROYAL CARIBBEAN CRUISES LIMITED                                                                  $     4,342,728
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $163,717,804)                                                                                 195,209,538
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 0.87%

MUTUAL FUND - 0.87%
      1,716,927    WELLS FARGO ADVANTAGE MONEY MARKET TRUST+~++                                                           1,716,927
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,716,927)                                                                            1,716,927
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $165,434,731)*                           99.47%                                                               $   196,926,465
OTHER ASSETS AND LIABILITIES, NET               0.53                                                                      1,041,511
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   197,967,976
                                              ------                                                                ---------------

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,716,927.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.30%

AMUSEMENT & RECREATION SERVICES - 1.33%
         46,700    HARRAH'S ENTERTAINMENT INCORPORATED                                                              $     3,365,669
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.31%
         47,900    ABERCROMBIE & FITCH COMPANY CLASS A                                                                    3,290,730
                                                                                                                    ---------------

BUSINESS SERVICES - 13.41%
        257,615    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                             5,100,777
        196,900    COGENT INCORPORATED+                                                                                   5,621,495
         69,200    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION+                                                            3,261,396
        114,900    COGNOS INCORPORATED+                                                                                   3,922,686
         61,300    F5 NETWORKS INCORPORATED+                                                                              2,895,506
        178,090    JUNIPER NETWORKS INCORPORATED+                                                                         4,484,306
         42,143    MACROMEDIA INCORPORATED+                                                                               1,610,705
        126,100    MONSTER WORLDWIDE INCORPORATED+                                                                        3,616,548
        501,396    TIBCO SOFTWARE INCORPORATED+                                                                           3,279,130

                                                                                                                         33,792,549
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.99%
         87,249    DIGENE CORPORATION+                                                                                    2,415,052
         67,455    GENZYME CORPORATION+                                                                                   4,053,371
         81,700    GILEAD SCIENCES INCORPORATED+                                                                          3,593,983

                                                                                                                         10,062,406
                                                                                                                    ---------------

COMMUNICATIONS - 7.90%
        202,700    AMERICAN TOWER CORPORATION CLASS A+                                                                    4,260,754
         94,900    EQUINIX INCORPORATED+                                                                                  4,112,966
        145,960    NEXTEL PARTNERS INCORPORATED CLASS A+                                                                  3,673,814
        122,980    NII HOLDINGS INCORPORATED+                                                                             7,863,341

                                                                                                                         19,910,875
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 2.00%
        113,700    MARSHALL & ILSLEY CORPORATION                                                                          5,053,965
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.17%
        287,700    WILLIAMS COMPANIES INCORPORATED                                                                        5,466,300
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.27%
        107,700    BROADCOM CORPORATION CLASS A+                                                                          3,824,427
         46,400    CREE INCORPORATED+                                                                                     1,181,808
         51,090    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           4,156,682
         60,400    INTERNATIONAL RECTIFIER CORPORATION+                                                                   2,882,288
        145,000    MARVELL TECHNOLOGY GROUP LIMITED+                                                                      5,515,800
        141,000    NETWORK APPLIANCE INCORPORATED+                                                                        3,986,070
        129,900    TESSERA TECHNOLOGIES INCORPORATED+                                                                     4,339,959

                                                                                                                         25,887,034
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.09%
         51,800    QUEST DIAGNOSTICS INCORPORATED                                                                         2,759,386
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.22%
         44,500    WM. WRIGLEY JR. COMPANY                                                                                3,063,380
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 2.83%
         65,850    COMMUNITY HEALTH SYSTEMS+                                                                        $     2,488,472
         43,100    COVANCE INCORPORATED+                                                                                  1,933,897
         34,600    MANOR CARE INCORPORATED                                                                                1,374,658
         27,300    PSYCHIATRIC SOLUTIONS INCORPORATED+                                                                    1,329,783

                                                                                                                          7,126,810
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.38%
         88,200    WILLIAMS-SONOMA INCORPORATED+                                                                          3,490,074
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.57%
         94,800    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            6,467,256
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.66%
         88,200    GRANT PRIDECO INCORPORATED+                                                                            2,332,890
         25,040    RESEARCH IN MOTION LIMITED+                                                                            1,846,700

                                                                                                                          4,179,590
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.33%
         70,700    PACIFICARE HEALTH SYSTEMS INCORPORATED+                                                                5,051,515
         84,010    WELLPOINT INCORPORATED+                                                                                5,850,456

                                                                                                                         10,901,971
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 1.43%
        107,740    COACH INCORPORATED+                                                                                    3,616,832
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 9.36%
         85,400    ADVANCED MEDICAL OPTICS INCORPORATED+                                                                  3,394,650
        202,700    AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                        4,185,755
         56,870    DENTSPLY INTERNATIONAL INCORPORATED                                                                    3,070,980
         91,170    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                          5,916,933
         31,700    GUIDANT CORPORATION                                                                                    2,133,410
         75,300    MENTOR CORPORATION                                                                                     3,123,444
         37,900    METTLER-TOLEDO INTERNATIONAL INCORPORATED+                                                             1,765,382

                                                                                                                         23,590,554
                                                                                                                    ---------------

MEMBERSHIP ORGANIZATIONS - 0.10%
          9,300    TREEHOUSE FOODS INCORPORATED+                                                                            265,143
                                                                                                                    ---------------

METAL MINING - 1.63%
        133,800    PAN AMERICAN SILVER CORPORATION+                                                                       1,978,902
        138,690    PLACER DOME INCORPORATED                                                                               2,133,052

                                                                                                                          4,111,954
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 6.76%
        313,757    MARVEL ENTERPRISES INCORPORATED+                                                                       6,187,288
         44,600    MICHAELS STORES INCORPORATED                                                                           1,845,102
        124,062    PETsMART INCORPORATED                                                                                  3,765,282
        149,510    PRICELINE.COM INCORPORATED+                                                                            3,488,068
         53,200    SPECTRUM BRANDS INCORPORATED+                                                                          1,755,600

                                                                                                                         17,041,340
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 5.32%
        121,100    CANADIAN NATURAL RESOURCES LIMITED                                                               $     4,405,618
        145,410    CHESAPEAKE ENERGY CORPORATION                                                                          3,315,348
         26,300    PRIDE INTERNATIONAL INCORPORATED+                                                                        675,910
         92,700    TRANSOCEAN INCORPORATED+                                                                               5,003,019

                                                                                                                         13,399,895
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.09%
        127,600    PACTIV CORPORATION+                                                                                    2,753,608
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.99%
         64,300    PRECISION CASTPARTS CORPORATION                                                                        5,008,970
                                                                                                                    ---------------

REAL ESTATE - 1.34%
         41,300    ST. JOE COMPANY                                                                                        3,367,602
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.58%
        214,400    AMERITRADE HOLDING CORPORATION+                                                                        3,985,696
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.56%
         17,800    CARBO CERAMICS INCORPORATED                                                                            1,405,488
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 3.05%
        353,700    CONTINENTAL AIRLINES INCORPORATED CLASS B+                                                             4,697,136
        215,000    SOUTHWEST AIRLINES COMPANY                                                                             2,994,950

                                                                                                                          7,692,086
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.35%
         77,500    AUTOLIV INCORPORATED                                                                                   3,394,500
                                                                                                                    ---------------

WATER TRANSPORTATION - 3.63%
        189,200    ROYAL CARIBBEAN CRUISES LIMITED                                                                        9,149,712
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.65%
         46,500    DEAN FOODS COMPANY+                                                                                    1,638,660
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $210,336,145)                                                                                 245,240,035
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.83%

MUTUAL FUND - 1.83%
      4,599,765    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            4,599,765
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,599,765)                                                                            4,599,765
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $214,935,910)*                           99.13%                                                               $   249,839,800
OTHER ASSETS AND LIABILITIES, NET               0.87                                                                      2,194,049
                                              ------                                                                ---------------

TOTAL NET ASSETS                              100.00%                                                               $   252,033,849
                                              ------                                                                ---------------

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,599,765.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 81.32%

AMUSEMENT & RECREATION SERVICES - 1.47%
        771,100    WORLD WRESTLING ENTERTAINMENT INCORPORATED                                                       $     8,805,962
                                                                                                                    ---------------

BUSINESS SERVICES - 3.61%
        470,000    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                        12,915,600
        405,800    UNISYS CORPORATION+                                                                                    2,568,714
        250,000    VERITAS SOFTWARE CORPORATION+                                                                          6,100,000

                                                                                                                         21,584,314
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.52%
        150,000    BIOGEN IDEC INCORPORATED+                                                                              5,167,500
        675,000    CHIRON CORPORATION+                                                                                   23,550,750
        520,000    IMCLONE SYSTEMS INCORPORATED+                                                                         16,104,400
          5,000    PROTEIN DESIGN LABS INCORPORATED+                                                                        101,050

                                                                                                                         44,923,700
                                                                                                                    ---------------

COMMUNICATIONS - 12.85%
        670,000    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                             20,723,100
      1,490,000    CUMULUS MEDIA INCORPORATED CLASS A+                                                                   17,552,200
          1,658    EMMIS COMMUNICATIONS CORPORATION CLASS A+                                                                 29,297
        650,000    IAC/INTERACTIVECORP+                                                                                  15,632,500
        220,000    RADIO ONE INCORPORATED CLASS D+                                                                        2,809,400
      2,010,000    SPANISH BROADCASTING SYSTEM INCORPORATED+                                                             20,079,900

                                                                                                                         76,826,397
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.43%
        452,800    FIRST FINANCIAL BANCORP                                                                                8,557,920
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.72%
          5,000    CENTERPOINT ENERGY INCORPORATED                                                                           66,050
          1,000    DTE ENERGY COMPANY                                                                                        46,770
          2,000    KEYSPAN CORPORATION                                                                                       81,400
          2,000    NISOURCE INCORPORATED                                                                                     49,460
        144,000    WASTE MANAGEMENT INCORPORATED                                                                          4,080,960

                                                                                                                          4,324,640
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.05%
         25,000    BEARINGPOINT INCORPORATED+                                                                               183,250
         10,000    SERVICEMASTER COMPANY                                                                                    133,900

                                                                                                                            317,150
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 11.41%
          5,000    CAMPBELL SOUP COMPANY                                                                                    153,850
      1,000,000    COCA-COLA ENTERPRISES INCORPORATED                                                                    22,010,000
        408,000    CONAGRA FOODS INCORPORATED                                                                             9,449,280
      2,429,000    DEL MONTE FOODS COMPANY+                                                                              26,160,330
        425,000    SARA LEE CORPORATION                                                                                   8,419,250
         61,000    SMITHFIELD FOODS INCORPORATED+                                                                         1,663,470
         20,000    TYSON FOODS INCORPORATED CLASS A                                                                         356,000

                                                                                                                         68,212,180
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD STORES - 4.67%
      1,465,000    KROGER COMPANY+                                                                                  $    27,878,950
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.84%
        210,000    NEWELL RUBBERMAID INCORPORATED                                                                         5,006,400
                                                                                                                    ---------------

HEALTH SERVICES - 0.02%
          2,000    TRIAD HOSPITALS INCORPORATED+                                                                            109,280
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.46%
          5,000    AGCO CORPORATION+                                                                                         95,600
        445,000    COOPER CAMERON CORPORATION+                                                                           27,612,250
        355,000    NATIONAL-OILWELL INCORPORATED+                                                                        16,876,700

                                                                                                                         44,584,550
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.01%
          3,500    USI HOLDINGS CORPORATION+                                                                                 45,080
                                                                                                                    ---------------

INSURANCE CARRIERS - 8.02%
          2,000    CONSECO INCORPORATED+                                                                                     43,640
         25,000    LOEWS CORPORATION                                                                                      1,937,500
        673,100    OHIO CASUALTY CORPORATION                                                                             16,275,558
         57,000    OLD REPUBLIC INTERNATIONAL CORPORATION                                                                 1,441,530
         10,000    SAFECO CORPORATION                                                                                       543,400
        670,000    SCOTTISH RE GROUP LIMITED                                                                             16,240,800
        290,000    ST. PAUL COMPANIES INCORPORATED                                                                       11,463,700

                                                                                                                         47,946,128
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.55%
        311,000    BOSTON SCIENTIFIC CORPORATION+                                                                         8,397,000
          5,000    MILLIPORE CORPORATION+                                                                                   283,650
        319,600    RAYTHEON COMPANY                                                                                      12,502,752

                                                                                                                         21,183,402
                                                                                                                    ---------------

METAL MINING - 10.75%
        275,000    ANGLOGOLD ASHANTI LIMITED ADR                                                                          9,825,750
        815,000    BARRICK GOLD CORPORATION                                                                              20,399,450
        520,000    GLAMIS GOLD LIMITED+%%                                                                                 8,949,200
        920,000    GOLD FIELDS LIMITED ADR                                                                               10,442,000
        680,000    GOLDCORP INCORPORATED                                                                                 10,730,400
        100,000    NEWMONT MINING CORPORATION                                                                             3,903,000

                                                                                                                         64,249,800
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.21%
         25,000    DEVON ENERGY CORPORATION                                                                               1,267,000
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.02%
          5,000    MEADWESTVACO CORPORATION                                                                                 140,200
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 5.52%
            900    PLAYBOY ENTERPRISES INCORPORATED CLASS B (NON-VOTING)+                                                    11,646
      2,000,000    READER'S DIGEST ASSOCIATION INCORPORATED                                                              33,000,000

                                                                                                                         33,011,646
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE-DURABLE GOODS - 1.19%
        570,000    PSS WORLD MEDICAL INCORPORATED+                                                                  $     7,096,500
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $440,358,377)                                                                                 486,071,199
                                                                                                                    ---------------
PREFERRED STOCKS - 0.47%
        100,000    SCOTTISH RE GROUP LIMITED                                                                              2,820,000

TOTAL PREFERRED STOCKS (COST $2,500,000)                                                                                  2,820,000
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 17.18%

MUTUAL FUND - 17.18%
102,679,690    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              102,679,690
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $102,679,690)                                                                        102,679,690
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $545,538,067)*                           98.97%                                                               $   591,570,889
OTHER ASSETS AND LIABILITIES, NET               1.03                                                                      6,170,717
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   597,741,606
                                              ------                                                                ---------------

+     NON-INCOME EARNING SECURITIES.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $102,679,690.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 87.81%

APPAREL & ACCESSORY STORES - 3.42%
      1,435,000    GAP INCORPORATED                                                                                 $    28,341,250
        765,000    NORDSTROM INCORPORATED                                                                                51,997,050

                                                                                                                         80,338,300
                                                                                                                    ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.60%
      1,825,000    AUTONATION INCORPORATED+                                                                              37,449,000
                                                                                                                    ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.23%
        495,000    LOWE'S COMPANIES INCORPORATED                                                                         28,818,900
                                                                                                                    ---------------
BUSINESS SERVICES - 10.57%
      2,240,000    CADENCE DESIGN SYSTEMS INCORPORATED+                                                                  30,598,400
      2,015,000    CNET NETWORKS INCORPORATED+                                                                           23,656,100
        625,000    COMPUTER SCIENCES CORPORATION+                                                                        27,312,500
        625,000    DST SYSTEMS INCORPORATED+                                                                             29,250,000
      1,130,000    IMS HEALTH INCORPORATED                                                                               27,990,100
      2,730,000    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                          33,251,400
      2,520,000    RED HAT INCORPORATED+                                                                                 33,012,000
      6,500,000    SUN MICROSYSTEMS INCORPORATED+                                                                        24,245,000
      2,962,000    UNISYS CORPORATION+                                                                                   18,749,460

                                                                                                                        248,064,960
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 3.95%
        456,000    MEDICIS PHARMACEUTICAL CORPORATION CLASS A                                                            14,468,880
        980,000    PRAXAIR INCORPORATED                                                                                  45,668,000
      1,610,000    PROTEIN DESIGN LABS INCORPORATED+                                                                     32,538,100

                                                                                                                         92,674,980
                                                                                                                    ---------------
COMMUNICATIONS - 8.76%
      1,435,000    CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A+                                               46,207,000
      1,145,000    COMCAST CORPORATION                                                                                   34,292,750
      2,009,000    DIRECTV GROUP INCORPORATED+                                                                           31,139,500
      1,150,000    IAC/INTERACTIVECORP+                                                                                  27,657,500
      1,355,000    SPRINT CORPORATION                                                                                    33,996,950
        644,000    UNITED STATES CELLULAR CORPORATION+                                                                   32,161,360

                                                                                                                        205,455,060
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 1.41%
      1,155,000    MELLON FINANCIAL CORPORATION                                                                          33,136,950
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 2.80%
      1,355,000    NISOURCE INCORPORATED                                                                                 33,509,150
      1,140,000    WASTE MANAGEMENT INCORPORATED                                                                         32,307,600

                                                                                                                         65,816,750
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.97%
      2,180,000    CELESTICA INCORPORATED+                                                                          $    29,212,000
      1,600,000    MOLEX INCORPORATED CLASS A                                                                            37,568,000
      3,610,000    SANMINA-SCI CORPORATION+                                                                              19,746,700
      2,545,000    VISHAY INTERTECHNOLOGY INCORPORATED+                                                                  30,209,150

                                                                                                                        116,735,850
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.28%
      1,325,000    ACCENTURE LIMITED CLASS A+                                                                            30,037,750
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.00%
        295,000    ILLINOIS TOOL WORKS INCORPORATED                                                                      23,505,600
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 1.29%
      1,375,000    COCA-COLA ENTERPRISES INCORPORATED                                                                    30,263,750
                                                                                                                    ---------------
FOOD STORES - 1.17%
      1,220,000    SAFEWAY INCORPORATED                                                                                  27,559,800
                                                                                                                    ---------------
FORESTRY - 1.27%
        470,000    WEYERHAEUSER COMPANY                                                                                  29,915,500
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 3.01%
        660,000    TARGET CORPORATION                                                                                    35,910,600
      1,430,000    TJX COMPANIES INCORPORATED                                                                            34,820,500

                                                                                                                         70,731,100
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.54%
        660,000    AMERICAN STANDARD COMPANIES INCORPORATED                                                              27,667,200
        520,000    EATON CORPORATION                                                                                     31,148,000
      1,140,000    PALL CORPORATION                                                                                      34,610,400
        550,000    SANDISK CORPORATION+                                                                                  13,051,500

                                                                                                                        106,477,100
                                                                                                                    ---------------
INSURANCE CARRIERS - 5.06%
        795,000    ACE LIMITED                                                                                           35,655,750
        500,000    AFLAC INCORPORATED                                                                                    21,640,000
        370,000    MGIC INVESTMENT CORPORATION                                                                           24,131,400
        500,000    XL CAPITAL LIMITED CLASS A                                                                            37,210,000

                                                                                                                        118,637,150
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.38%
        185,000    BAUSCH & LOMB INCORPORATED                                                                            15,355,000
        527,000    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                         34,202,300
        800,000    WATERS CORPORATION+                                                                                   29,736,000

                                                                                                                         79,293,300
                                                                                                                    ---------------
METAL MINING - 1.30%
      1,215,000    BARRICK GOLD CORPORATION                                                                              30,411,450
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 2.69%
      1,300,000    DOLLAR TREE STORES INCORPORATED+                                                                      31,200,000
      1,495,000    STAPLES INCORPORATED                                                                                  31,873,400

                                                                                                                         63,073,400
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MOTION PICTURES - 1.34%
      3,088,000    LIBERTY MEDIA CORPORATION CLASS A+                                                               $    31,466,720
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 10.32%
        755,000    APACHE CORPORATION                                                                                    48,773,000
        725,000    DEVON ENERGY CORPORATION                                                                              36,743,000
      1,015,000    ENSCO INTERNATIONAL INCORPORATED                                                                      36,286,250
      1,385,000    GLOBALSANTAFE CORPORATION                                                                             56,508,000
      1,100,000    WEATHERFORD INTERNATIONAL LIMITED+                                                                    63,778,000

                                                                                                                        242,088,250
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 1.29%
        525,000    CONOCOPHILLIPS                                                                                        30,182,250
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.36%
        605,000    EW SCRIPPS COMPANY CLASS A                                                                            29,524,000
        735,000    TRIBUNE COMPANY                                                                                       25,857,300

                                                                                                                         55,381,300
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.79%
      2,265,000    AMERITRADE HOLDING CORPORATION+                                                                       42,106,350
                                                                                                                    ---------------
TEXTILE MILL PRODUCTS - 1.20%
        340,000    MOHAWK INDUSTRIES INCORPORATED+                                                                       28,050,000
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.81%
      4,150,000    NORTHWEST AIRLINES CORPORATION+                                                                       18,924,000
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.32%
        440,000    MAGNA INTERNATIONAL INCORPORATED CLASS A                                                              30,949,600
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.37%
        910,000    DEAN FOODS COMPANY+                                                                                   32,068,400
                                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS - 1.31%
        560,000    W.W. GRAINGER INCORPORATED                                                                            30,682,400
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $1,548,881,127)                                                                             2,060,295,920
                                                                                                                    ---------------
INVESTMENT COMPANIES - 3.77%

STOCK FUNDS - 3.77%
        140,000    BIOTECH HOLDRS TRUST                                                                                  23,422,000
        600,000    ISHARES S&P SMALLCAP 600 INDEX FUND                                                                   32,976,000
        255,000    MIDCAP SPDR TRUST SERIES 1                                                                            31,931,100

                                                                                                                         88,329,100
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $74,459,828)                                                                            88,329,100
                                                                                                                    ---------------

                                                                                                     EXPIRATION
CONTRACTS                                                                            STRIKE PRICE       DATE
OPTIONS - 0.05%
          4,850    AMERITRADE HOLDING CORPORATION PUT+                                 $  17.50       8/20/2005             145,500
            520    PHARMACEUTICAL INDEX CALL+                                            300.00       7/21/2005           1,055,600

TOTAL OPTIONS (PREMIUMS RECEIVED $1,948,473)                                                                              1,201,100
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
RIGHTS - 0.00%
        566,000    SEAGATE TECHNOLOGY RIGHTS                                                                         $            0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                     --------------

PRINCIPAL                                                                          INTEREST RATE   MATURITY DATE
US TREASURY SECURITIES - 0.70%

US TREASURY BILLS - 0.70%
    $14,400,000    US TREASURY BILL+^                                                 2.83%           07/21/2005         14,379,234
      1,200,000    US TREASURY BILL+^                                                 2.84            07/21/2005          1,198,274
         60,000    US TREASURY BILL+^                                                 2.82            07/28/2005             59,878
        830,000    US TREASURY BILL+^                                                 2.91            09/01/2005            825,732

                                                                                                                         16,463,118
                                                                                                                     --------------

TOTAL US TREASURY SECURITIES (COST $16,461,180)                                                                          16,463,118
                                                                                                                     --------------
SHORT-TERM INVESTMENTS - 7.14%

SHARES

MUTUAL FUND - 7.14%
    167,477,227    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                          167,477,227
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $167,477,227)                                                                        167,477,227
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES

(COST $1,809,227,835)*                         99.47%                                                                $2,333,766,465
OTHER ASSETS AND LIABILITIES, NET               0.53                                                                     12,437,420
                                              ------                                                                 ==============

TOTAL NET ASSETS                              100.00%                                                                $2,346,203,885
                                              ------                                                                 --------------

+     NON-INCOME EARNING SECURITIES.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $167,477,227.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                                          STRIKE PRICE    EXPIRATION DATE       VALUE
WRITTEN OPTIONS - (0.03%)
         (4,850)   AMERITRADE HOLDING CORPORATION CALL+                            $ 17.50             8/20/2005     $     (679,000)
           (520)   PHARMACEUTICAL INDEX PUT+                                        300.00             7/16/2005             (5,200)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(766,862))                                                                       (684,200)
                                                                                                                     --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 81.82%

AMUSEMENT & RECREATION SERVICES - 1.77%
        246,500    WORLD WRESTLING ENTERTAINMENT INCORPORATED                                                        $    2,815,030
                                                                                                                     --------------

APPAREL & ACCESSORY STORES - 0.53%
         58,000    SYMS CORPORATION+                                                                                        852,020
                                                                                                                     --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.16%
         22,700    RUSSELL CORPORATION                                                                                      464,215
        100,000    TOMMY HILFIGER CORPORATION+                                                                            1,376,000

                                                                                                                          1,840,215
                                                                                                                     --------------

BUSINESS SERVICES - 7.98%
        155,000    CIBER INCORPORATED+                                                                                    1,236,900
      1,251,000    E.PIPHANY INCORPORATED+                                                                                4,353,480
        286,417    EMBARCADERO TECHNOLOGIES INCORPORATED+                                                                 1,606,799
        254,800    ESPEED INCORPORATED CLASS A+                                                                           2,270,268
         80,000    MIDWAY GAMES INCORPORATED+                                                                               876,800
        130,000    NDCHEALTH CORPORATION                                                                                  2,336,100
          4,000    S1 CORPORATION+                                                                                           18,840

                                                                                                                         12,699,187
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS - 3.10%
            700    CAMBREX CORPORATION                                                                                       13,335
          7,000    GUILFORD PHARMACEUTICALS INCORPORATED+                                                                    15,890
        138,000    IMCLONE SYSTEMS INCORPORATED+                                                                          4,273,860
          2,000    LUBRIZOL CORPORATION                                                                                      84,020
        325,900    XOMA LIMITED+                                                                                            550,771

                                                                                                                          4,937,876
                                                                                                                     --------------

COMMUNICATIONS - 6.77%
        360,000    CUMULUS MEDIA INCORPORATED CLASS A+                                                                    4,240,800
         24,038    EMMIS COMMUNICATIONS CORPORATION CLASS A+                                                                424,752
        375,000    REGENT COMMUNICATIONS INCORPORATED+                                                                    2,201,250
        391,200    SPANISH BROADCASTING SYSTEM INCORPORATED+                                                              3,908,088
                                                                                                                         10,774,890
                                                                                                                     --------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 1.30%
        285,000    COMFORT SYSTEMS USA INCORPORATED+                                                                      1,875,300
          9,800    LAYNE CHRISTENSEN COMPANY+                                                                               194,677

                                                                                                                          2,069,977
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS - 3.01%
          7,900    ACE CASH EXPRESS INCORPORATED+                                                                           201,924
          3,800    CITIZENS FIRST BANCORP INCORPORATED                                                                       78,470
          1,300    FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                  17,810
        200,000    FIRST FINANCIAL BANCORP                                                                                3,780,000
         16,000    FIRST INDIANA CORPORATION                                                                                474,720
          3,800    NBT BANCORP INCORPORATED                                                                                  89,832
            600    PEOPLES BANCORP INCORPORATED                                                                              16,050
          2,200    UMB FINANCIAL CORPORATION                                                                                125,466

                                                                                                                          4,784,272
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
EATING & DRINKING PLACES - 1.49%
        239,200    BUCA INCORPORATED+                                                                                $    1,248,624
        107,000    RUBIO'S RESTAURANTS INCORPORATED+                                                                      1,118,150

                                                                                                                          2,366,774
                                                                                                                     --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.36%
         49,000    CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                              588,000
         12,000    CENTERPOINT ENERGY INCORPORATED                                                                          158,520
         44,800    CLEAN HARBORS INCORPORATED+                                                                              971,264
          9,600    IDACORP INCORPORATED                                                                                     294,048
          5,800    OTTER TAIL CORPORATION                                                                                   158,514

                                                                                                                          2,170,346
                                                                                                                     --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 1.15%
        180,000    FUELCELL ENERGY INCORPORATED+                                                                          1,837,800
                                                                                                                     --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.88%
        350,000    DIVERSA CORPORATION+                                                                                   1,823,500
        118,000    TRIMERIS INCORPORATED+                                                                                 1,177,640

                                                                                                                          3,001,140
                                                                                                                     --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.50%
         31,000    VALMONT INDUSTRIES INCORPORATED                                                                          799,800
                                                                                                                     --------------

FOOD & KINDRED PRODUCTS - 4.96%
        125,000    CAL-MAINE FOODS INCORPORATED                                                                             756,250
        430,000    DEL MONTE FOODS COMPANY+                                                                               4,631,100
        175,000    GALAXY NUTRITIONAL FOODS INCORPORATED+                                                                   364,000
          2,000    HERCULES INCORPORATED+                                                                                    28,300
        177,300    MONTEREY GOURMET FOODS INCORPORATED+                                                                     553,176
         30,500    TASTY BAKING COMPANY                                                                                     248,575
        696,400    VERMONT PURE HOLDINGS LIMITED+                                                                         1,309,232

                                                                                                                          7,890,633
                                                                                                                     --------------

FOOD STORES - 1.37%
        190,000    WILD OATS MARKETS INCORPORATED+                                                                        2,175,500
                                                                                                                     --------------

HEALTH SERVICES - 0.98%
        135,000    HOOPER HOLMES INCORPORATED                                                                               560,250
        234,200    RADIOLOGIX INCORPORATED+                                                                                 995,350

                                                                                                                          1,555,600
                                                                                                                     --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.69%
        230,600    MTR GAMING GROUP INCORPORATED+                                                                         2,684,184
                                                                                                                     --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.23%
        240,000    AGCO CORPORATION+                                                                                      4,588,800
        185,000    INFOCUS CORPORATION+                                                                                     765,900
         13,600    PLANAR SYSTEMS INCORPORATED+                                                                              99,960
         49,800    ROBBINS & MYERS INCORPORATED                                                                           1,071,198
          6,000    TENNANT COMPANY                                                                                          212,460

                                                                                                                          6,738,318
                                                                                                                     --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 1.86%
        191,200    CRAWFORD & COMPANY CLASS A (NON-VOTING)                                                           $    1,275,304
        131,000    USI HOLDINGS CORPORATION+                                                                              1,687,280

                                                                                                                          2,962,584
                                                                                                                     --------------

INSURANCE CARRIERS - 5.63%
        175,000    OHIO CASUALTY CORPORATION                                                                              4,231,500
        195,000    SCOTTISH RE GROUP LIMITED                                                                              4,726,800

                                                                                                                          8,958,300
                                                                                                                     --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 8.14%
          4,900    HERLEY INDUSTRIES INCORPORATED+                                                                           89,376
        444,700    ORTHOLOGIC CORPORATION+                                                                                1,720,989
        113,000    VITAL SIGNS INCORPORATED                                                                               4,895,160
      1,279,400    VIVUS INCORPORATED+                                                                                    4,714,589
         60,000    ZOLL MEDICAL CORPORATION+                                                                              1,527,000

                                                                                                                         12,947,114
                                                                                                                     --------------

MEMBERSHIP ORGANIZATIONS - 2.48%
        656,000    ALLIANCE ONE INTERNATIONAL                                                                             3,942,560
                                                                                                                     --------------

METAL MINING - 6.98%
        278,000    GLAMIS GOLD LIMITED+%%                                                                                 4,784,380
        404,000    GOLD FIELDS LIMITED ADR                                                                                4,585,400
        110,000    GOLDCORP INCORPORATED                                                                                  1,735,800

                                                                                                                         11,105,580
                                                                                                                     --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.62%
        115,000    LYDALL INCORPORATED+                                                                                     991,300
                                                                                                                     --------------

MISCELLANEOUS RETAIL - 1.08%
        195,000    ACTION PERFORMANCE COMPANIES INCORPORATED                                                              1,719,900
                                                                                                                     --------------

MOTION PICTURES - 1.67%
        400,000    NEW FRONTIER MEDIA INCORPORATED+                                                                       2,660,000
                                                                                                                     --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.09%
          3,600    FINANCIAL FEDERAL CORPORATION                                                                            139,104
                                                                                                                     --------------

PAPER & ALLIED PRODUCTS - 0.28%
         55,300    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                       440,741
                                                                                                                     --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 6.31%
        260,000    PLAYBOY ENTERPRISES INCORPORATED CLASS B (NON-VOTING)+                                                 3,364,400
        405,000    READER'S DIGEST ASSOCIATION INCORPORATED                                                               6,682,500

                                                                                                                         10,046,900
                                                                                                                     --------------

RETAIL, TRADE & SERVICES - 0.15%
         17,000    STRIDE RITE CORPORATION                                                                                  234,430
                                                                                                                     --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.40%
        102,700    BIOSCRIP INCORPORATED+                                                                                   616,200
            500    GREEN MOUNTAIN COFFEE ROASTERS INCORPORATED+                                                              16,965

                                                                                                                            633,165
                                                                                                                     --------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
WHOLESALE TRADE-DURABLE GOODS - 0.90%
        115,000    PSS WORLD MEDICAL INCORPORATED+                                                                   $    1,431,750
                                                                                                                     --------------

TOTAL COMMON STOCKS (COST $126,214,758)                                                                                 130,206,990
                                                                                                                     --------------

PREFERRED STOCKS - 2.99%
          7,000    SCOTTISH RE GROUP LIMITED                                                                                197,400
        188,000    SCOTTISH RE GROUP LIMITED+/-                                                                           4,557,120

TOTAL PREFERRED STOCKS (COST $4,890,000)                                                                                  4,754,520
                                                                                                                     --------------

SHORT-TERM INVESTMENTS - 16.85%

MUTUAL FUND - 16.85%
     26,819,587    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           26,819,587
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $26,819,587)                                                                          26,819,587
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $157,924,345)*                            101.66%                                                              $  161,781,097
OTHER ASSETS AND LIABILITIES, NET                (1.66)                                                                  (2,645,690)
                                                ------                                                               --------------

TOTAL NET ASSETS                                100.00%                                                              $  159,135,407
                                                ------                                                               --------------

+     NON-INCOME EARNING SECURITIES.

+     VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $26,819,587.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
COMMON STOCKS - 98.52%

APPAREL & ACCESSORY STORES - 0.02%
            160    DSW INCORPORATED+                                                                            $             3,992
                                                                                                                -------------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.15%
          2,470    GYMBOREE CORPORATION+                                                                                     33,740
                                                                                                                -------------------
BUSINESS SERVICES - 9.77%
         47,375    3COM CORPORATION+                                                                                        172,445
         11,920    ABM INDUSTRIES INCORPORATED                                                                              232,440
          3,280    DST SYSTEMS INCORPORATED+                                                                                153,504
         22,080    EMBARCADERO TECHNOLOGIES INCORPORATED+                                                                   123,869
          6,895    IMS HEALTH INCORPORATED                                                                                  170,789
         21,460    KFORCE INCORPORATED+                                                                                     181,551
         20,100    MOBIUS MANAGEMENT SYSTEMS INCORPORATED+                                                                  132,660
          6,025    MONEYGRAM INTERNATIONAL INCORPORATED                                                                     115,198
        130,520    SUN MICROSYSTEMS INCORPORATED+                                                                           486,840
         23,912    VIGNETTE CORPORATION+                                                                                    269,010
         20,970    WEBMD CORPORATION+                                                                                       215,362

                                                                                                                          2,253,668
                                                                                                                -------------------
CHEMICALS & ALLIED PRODUCTS - 2.29%
         10,350    ORASURE TECHNOLOGIES INCORPORATED+                                                                       103,396
         22,855    POLYONE CORPORATION+                                                                                     151,300
          5,230    RPM INTERNATIONAL INCORPORATED                                                                            95,500
         17,510    WELLMAN INCORPORATED                                                                                     178,427

                                                                                                                            528,623
                                                                                                                -------------------
COMMUNICATIONS - 2.25%
         40,840    CINCINNATI BELL INCORPORATED+                                                                            175,612
         48,980    COASTAL CONTACTS INCORPORATED                                                                             61,964
          5,865    ECTEL LIMITED+                                                                                            21,994
         41,400    LIGHTBRIDGE INCORPORATED+                                                                                258,750

                                                                                                                            518,320
                                                                                                                -------------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS - 2.01%
         15,285    CHICAGO BRIDGE & IRON COMPANY NV                                                                         349,415
         24,785    MATRIX SERVICE COMPANY+                                                                                  113,515

                                                                                                                            462,930
                                                                                                                -------------------
DEPOSITORY INSTITUTIONS - 1.31%
          3,440    COMMUNITY BANCORP+                                                                                       106,709
         18,220    PACIFIC PREMIER BANCORP INCORPORATED+                                                                    195,136

                                                                                                                            301,845
                                                                                                                -------------------
EATING & DRINKING PLACES - 0.57%
          3,700    CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                   100,899
            920    DARDEN RESTAURANTS INCORPORATED                                                                           30,342

                                                                                                                            131,241
                                                                                                                -------------------
ELECTRIC, GAS & SANITARY SERVICES - 0.51%
         10,180    EL PASO CORPORATION                                                                                      117,274
                                                                                                                -------------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.51%
         23,390    C-COR INCORPORATED+                                                                          $           160,221
         10,630    CATAPULT COMMUNICATIONS CORPORATION+                                                                     181,348
         18,875    CELESTICA INCORPORATED+                                                                                  252,925
         13,050    ECI TELECOM LIMITED+                                                                                     108,315
         17,600    EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                  88,880
         66,215    GRAFTECH INTERNATIONAL LIMITED+                                                                          284,724
         34,350    KEMET CORPORATION+                                                                                       216,405
         22,950    MCDATA CORPORATION+                                                                                       85,374
         96,950    MRV COMMUNICATIONS INCORPORATED+                                                                         210,382
         98,835    NORTEL NETWORKS CORPORATION+                                                                             257,959
          8,670    OSI SYSTEMS INCORPORATED+                                                                                136,899
         12,845    RICHARDSON ELECTRONICS LIMITED                                                                            93,769
         28,890    SILICON STORAGE TECHNOLOGY INCORPORATED+                                                                 116,427

                                                                                                                          2,193,628
                                                                                                                -------------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.97%
         15,110    CV THERAPEUTICS INCORPORATED+                                                                            338,766
          4,485    WATSON WYATT & COMPANY HOLDINGS                                                                          114,951

                                                                                                                            453,717
                                                                                                                -------------------
FOOD & KINDRED PRODUCTS - 2.36%
         15,390    DEL MONTE FOODS COMPANY+                                                                                 165,750
          6,480    HERCULES INCORPORATED+                                                                                    91,692
          1,540    MOLSON COORS BREWING COMPANY                                                                              95,480
          4,215    SANDERSON FARMS INCORPORATED                                                                             191,530

                                                                                                                            544,452
                                                                                                                -------------------
FURNITURE & FIXTURES - 0.26%
          4,055    LA-Z-BOY INCORPORATED                                                                                     59,081
                                                                                                                -------------------
HEALTH SERVICES - 0.82%
         14,850   BEVERLY ENTERPRISES INCORPORATED                                                                          189,189
                                                                                                                -------------------
HOLDING & OTHER INVESTMENT OFFICES - 1.04%
          8,665    AFFORDABLE RESIDENTIAL COMMUNITIES                                                                       115,678
          8,065    AMERICAN FINANCIAL REALTY TRUST                                                                          124,040

                                                                                                                            239,718
                                                                                                                -------------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.57%
         31,540    EMPIRE RESORTS INCORPORATED+                                                                             127,737
          5,645    GREAT WOLF RESORTS INCORPORATED+                                                                         115,384
          4,570    ISLE OF CAPRI CASINOS INCORPORATED+                                                                      119,734

                                                                                                                            362,855
                                                                                                                -------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.09%
         63,615    CRAY INCORPORATED+                                                                                        78,883
          7,365    KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                  58,257
         12,915    UNOVA INCORPORATED+                                                                                      343,926

                                                                                                                            481,066
                                                                                                                -------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
INSURANCE CARRIERS - 4.32%
          8,080    EMC INSURANCE GROUP INCORPORATED                                                             $           146,087
          3,120    ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                     117,998
          3,290    MERCURY GENERAL CORPORATION                                                                              179,371
          8,035    NYMAGIC INCORPORATED                                                                                     187,617
          5,760    PXRE GROUP LIMITED                                                                                       145,267
         19,295    SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                               220,542

                                                                                                                            996,882
                                                                                                                -------------------
JUSTICE, PUBLIC ORDER & SAFETY - 0.51%
          4,655    GEO GROUP INCORPORATED+                                                                                  116,608
                                                                                                                -------------------
LEATHER & LEATHER PRODUCTS - 0.88%
         18,635    BAKERS FOOTWEAR GROUP INCORPORATED+                                                                      204,053
                                                                                                                -------------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.17%
         36,893    ALLIED HEALTHCARE PRODUCTS INCORPORATED                                                                  181,145
         15,885    CREDENCE SYSTEMS CORPORATION+                                                                            143,759
         19,715    INPUT OUTPUT INCORPORATED+                                                                               123,810
         13,733    LAKELAND INDUSTRIES INCORPORATED+                                                                        187,998
         11,705    SYNOVIS LIFE TECHNOLOGIES INCORPORATED+                                                                   93,406

                                                                                                                            730,118
                                                                                                                -------------------
MEMBERSHIP ORGANIZATIONS - 0.04%
            675    ADA-ES INCORPORATED+                                                                                      10,193
                                                                                                                -------------------
METAL MINING - 9.82%
         29,860    APEX SILVER MINES LIMITED+                                                                               410,276
         16,120    GLAMIS GOLD LIMITED+%%                                                                                   277,425
         11,710    GOLDCORP INCORPORATED                                                                                    184,784
         19,500    HARMONY GOLD MINING COMPANY LIMITED ADR                                                                  166,920
          6,430    INCO LIMITED                                                                                             242,732
          3,255    IPSCO INCORPORATED                                                                                       142,244
          6,500    MERIDIAN GOLD INCORPORATED+                                                                              117,000
          6,745    NEWMONT MINING CORPORATION                                                                               263,257
         21,015    RANDGOLD RESOURCES LIMITED ADR+                                                                          295,471
         18,750    SOUTHWESTERN RESOURCES CORPORATION                                                                       163,137

                                                                                                                          2,263,246
                                                                                                                -------------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.40%
         21,570    QUADRA MINING LIMITED                                                                                     92,428
                                                                                                                -------------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.88%
          8,125    COVENANT TRANSPORT INCORPORATED CLASS A+                                                                 107,250
          4,910    WERNER ENTERPRISES INCORPORATED                                                                           96,432

                                                                                                                            203,682
                                                                                                                -------------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.83%
          8,925    FIRST CASH FINANCIAL SERVICES INCORPORATED+                                                              190,727
                                                                                                                -------------------
OIL & GAS EXTRACTION - 24.22%
          6,680    CANADIAN NATURAL RESOURCES LIMITED                                                                       243,018
          4,365    CNOOC LIMITED ADR                                                                                        258,932
          3,190    ENERGY PARTNERS LIMITED+                                                                                  83,610
          5,640    FOREST OIL CORPORATION+                                                                                  236,880

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
OIL & GAS EXTRACTION (CONTINUED)
         99,170    GLOBAL INDUSTRIES LIMITED+                                                                   $           842,945
         13,685    GREY WOLF INCORPORATED+                                                                                  101,406
          1,645    HELMERICH & PAYNE INCORPORATED                                                                            77,183
         33,190    KEY ENERGY SERVICES INCORPORATED+                                                                        401,599
         15,155    MCMORAN EXPLORATION COMPANY+                                                                             295,674
         37,865    NEWPARK RESOURCES INCORPORATED+                                                                          283,988
          1,190    NOBLE ENERGY INCORPORATED                                                                                 90,024
         18,180    PARAMOUNT RESOURCES LIMITED CLASS A+                                                                     266,794
          4,330    PARKER DRILLING COMPANY+                                                                                  30,353
         15,475    PETROHAWK ENERGY CORPORATION+                                                                            167,130
         24,850    PETROQUEST ENERGY INCORPORATED+                                                                          163,265
          4,550    PIONEER NATURAL RESOURCES COMPANY                                                                        191,464
          3,740    PRIDE INTERNATIONAL INCORPORATED+                                                                         96,118
         26,650    RANGE RESOURCES CORPORATION                                                                              716,885
        109,020    SEITEL INCORPORATED+                                                                                     159,169
          1,770    STONE ENERGY CORPORATION+                                                                                 86,553
          2,030    TRANSOCEAN INCORPORATED+                                                                                 109,559
         33,405    TRILOGY ENERGY TRUST                                                                                     488,315
         13,525    WILLBROS GROUP INCORPORATED+                                                                             193,678

                                                                                                                          5,584,542
                                                                                                                -------------------
PAPER & ALLIED PRODUCTS - 0.66%
         12,740    WAUSAU PAPER CORPORATION                                                                                 152,625
                                                                                                                -------------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.62%
          2,000    ASHLAND INCORPORATED                                                                                     143,740
                                                                                                                -------------------
PRIMARY METAL INDUSTRIES - 1.35%
          9,760    ENCORE WIRE CORPORATION+                                                                                 113,118
          5,505    ROANOKE ELECTRIC STEEL CORPORATION                                                                        90,943
          3,100    UNITED STATES STEEL CORPORATION                                                                          106,547

                                                                                                                            310,608
                                                                                                                -------------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.42%
          2,120    EW SCRIPPS COMPANY CLASS A                                                                               103,456
         13,300    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                              223,440

                                                                                                                            326,896
                                                                                                                -------------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 3.37%
          5,650    AEP INDUSTRIES INCORPORATED+                                                                             104,299
         42,810    CONSTAR INTERNATIONAL INCORPORATED+                                                                      160,109
         20,205    INTERTAPE POLYMER GROUP INCORPORATED+                                                                    205,889
         28,090    ROYAL GROUP TECHNOLOGIES LIMITED+                                                                        307,586

                                                                                                                            777,883
                                                                                                                -------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.74%
         15,025    MARKETAXCESS HOLDINGS INCORPORATED+                                                                      169,783
                                                                                                                -------------------
TRANSPORTATION BY AIR - 1.69%
         14,295    AIRTRAN HOLDINGS INCORPORATED+                                                                           131,943
          1,930    PETROLEUM HELICOPTERS INCORPORATED+                                                                       46,841
          8,915    PETROLEUM HELICOPTERS INCORPORATED (NON-VOTING)+                                                         209,859

                                                                                                                            388,643
                                                                                                                -------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL/MID CAP VALUE FUN
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                       VALUE
TRANSPORTATION EQUIPMENT - 0.36%
          1,270    SEQUA CORPORATION+                                                                           $            84,036
                                                                                                                -------------------
TRANSPORTATION SERVICES - 0.52%
         10,000    RAILAMERICA INCORPORATED+                                                                                119,000
                                                                                                                -------------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.51%
          2,675    ALLSCRIPTS HEALTHCARE SOLUTIONS INCORPORATED+                                                             44,432
          5,355    ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                                              140,729
         13,130    SOURCE INTERLINK COMPANIES INCORPORATED+                                                                 162,418

                                                                                                                            347,579
                                                                                                                -------------------
WHOLESALE TRADE-DURABLE GOODS - 2.71%
        233,765    COVALENT GROUP INCORPORATED+                                                                             558,698
         13,370    US HOME SYSTEMS INCORPORATED+                                                                             66,984

                                                                                                                            625,682
                                                                                                                -------------------
TOTAL COMMON STOCKS (COST $20,228,450)                                                                                   22,714,293
                                                                                                                -------------------
SHORT-TERM INVESTMENTS - 0.97%

MUTUAL FUND - 0.97
        224,834    WELLS FARGO ADVANTAGE MONEY MARKET TRUST+~++                                                             224,834
                                                                                                                -------------------
TOTAL SHORT-TERM INVESTMENTS (COST $224,834)                                                                                224,834
                                                                                                                -------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $20,453,284)*                                                                               99.49%        $        22,939,127
OTHER ASSETS AND LIABILITIES, NET                                                                  0.51                     117,353
                                                                                                 ------         -------------------
TOTAL NET ASSETS                                                                                 100.00%        $        23,056,480
                                                                                                 ------         -------------------

+     NON-INCOME EARNING SECURITIES.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $224,834.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                     STRIKE PRICE       EXPIRATION DATE         VALUE
WRITTEN OPTIONS - (0.10%)
       (5)    California Pizza Kitchen Incorporated Call+       $ 25.00                07/16/2005     $    (1,100)
      (25)    CV Therapeutics Incorporated Call+                  25.00                10/22/2005          (3,625)
       (5)    EW Scripps Company Class A Call+                    50.00                09/17/2005            (500)
      (10)    Forest Oil Corporation Call+                        40.00                08/20/2005          (3,200)
      (20)    Great Wolf Resorts Incorporated Call+               20.00                10/22/2005          (4,200)
       (5)    Helmerich & Payne Incorporated Call+                50.00                12/17/2005          (1,125)
       (8)    IPSCO Incorporated Call+                            55.00                09/17/2005            (320)
       (5)    Noble Energy Incorporated Call+                     75.00                08/20/2005          (1,750)
       (5)    Noble Energy Incorporated Call+                     70.00                11/19/2005          (4,350)
       (5)    UNOVA Incorporated Call+                            22.50                09/17/2005          (2,650)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(21,288))                                                       (22,820)
                                                                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         THIS PAGE IS INTENTIONALLY LEFT BLANK--

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

               STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       DISCOVERY     ENTERPRISE
                                                                                                            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE................................................................   $195,209,538   $245,240,035
   INVESTMENTS IN AFFILIATES.....................................................................      1,716,927      4,599,765
                                                                                                    ------------   ------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW)...............................................    196,926,465    249,839,800
                                                                                                    ------------   ------------
   CASH..........................................................................................              0        267,935
   RECEIVABLE FOR FUND SHARES ISSUED.............................................................         58,106        104,422
   RECEIVABLE FOR INVESTMENTS SOLD...............................................................      1,288,335      2,742,542
   RECEIVABLES FOR DIVIDENDS AND INTEREST........................................................         53,829         56,288
   PREPAID EXPENSES AND OTHER ASSETS.............................................................              0              0
                                                                                                    ------------   ------------
TOTAL ASSETS.....................................................................................    198,326,735    253,010,987
                                                                                                    ------------   ------------

LIABILITIES
   OPTIONS WRITTEN, AT VALUE.....................................................................              0              0
   PAYABLE FOR FUND SHARES REDEEMED..............................................................         10,041         58,457
   PAYABLE FOR INVESTMENTS PURCHASED.............................................................        134,293        637,653
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3).........................................        167,525        216,568
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR.......................................................         43,845         51,178
   ACCRUED EXPENSES AND OTHER LIABILITIES........................................................          3,055         13,282
                                                                                                    ------------   ------------
TOTAL LIABILITIES................................................................................        358,759        977,138
                                                                                                    ------------   ------------
TOTAL NET ASSETS.................................................................................   $197,967,976   $252,033,849
                                                                                                    ------------   ------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL ..............................................................................   $162,937,709   $495,704,660
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................................................       (875,653)    (1,505,541)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS.........................................      4,414,186   (277,069,160)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION
     OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES.................................     31,491,734     34,903,890
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES.......              0              0
                                                                                                    ------------   ------------
TOTAL NET ASSETS.................................................................................   $197,967,976   $252,033,849
                                                                                                    ------------   ------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS..............................................................   $  1,313,962   $  3,794,190
   SHARES OUTSTANDING - ADMINISTRATOR CLASS......................................................         64,822        149,174
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS............................   $      20.27   $      25.43
   NET ASSETS - ADVISOR CLASS....................................................................            N/A   $  1,282,253
   SHARES OUTSTANDING - ADVISOR CLASS............................................................            N/A         51,145
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS..................................            N/A   $      25.07
   NET ASSETS - INSTITUTIONAL CLASS..............................................................            N/A   $ 13,105,964
   SHARES OUTSTANDING - INSTITUTIONAL CLASS......................................................            N/A        515,892
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS............................            N/A   $      25.40
   NET ASSETS - INVESTOR CLASS...................................................................   $196,654,014   $233,851,442
   SHARES OUTSTANDING - INVESTOR CLASS...........................................................      9,712,473      9,370,910
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS.................................   $      20.25   $      24.96
                                                                                                    ------------   ------------
INVESTMENTS AT COST..............................................................................   $165,434,731   $214,935,910
                                                                                                    ------------   ------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS.............................................................   $          0   $          0
                                                                                                    ------------   ------------

STATEMENTS OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                          MID CAP
                                                                                                      DISCIPLINED      OPPORTUNITY
                                                                                                             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE................................................................   $ 488,891,199   $2,166,289,238
   INVESTMENTS IN AFFILIATES.....................................................................     102,679,690      167,477,227
                                                                                                    -------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW)...............................................     591,570,889    2,333,766,465
                                                                                                    --------------   -------------
   CASH..........................................................................................               0                0
   RECEIVABLE FOR FUND SHARES ISSUED.............................................................         523,356          245,922
   RECEIVABLE FOR INVESTMENTS SOLD...............................................................       6,031,605       15,925,159
   RECEIVABLES FOR DIVIDENDS AND INTEREST........................................................         688,447        1,376,236
   PREPAID EXPENSES AND OTHER ASSETS.............................................................               0                0
                                                                                                    -------------   --------------
TOTAL ASSETS.....................................................................................     598,814,297    2,351,313,782
                                                                                                    -------------   --------------

LIABILITIES
   OPTIONS WRITTEN, AT VALUE.....................................................................               0          684,200
   PAYABLE FOR FUND SHARES REDEEMED..............................................................         431,024          680,553
   PAYABLE FOR INVESTMENTS PURCHASED.............................................................               0          976,702
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3).........................................         507,436        2,074,602
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR.......................................................         124,180          485,819
   ACCRUED EXPENSES AND OTHER LIABILITIES........................................................          10,051          208,021
                                                                                                    -------------   --------------
TOTAL LIABILITIES................................................................................       1,072,691        5,109,897
                                                                                                    -------------   --------------
TOTAL NET ASSETS.................................................................................   $ 597,741,606   $2,346,203,885
                                                                                                    -------------   --------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................   $ 489,471,979   $1,712,439,374
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................................................          94,687       (5,109,492)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS.........................................      62,142,118      114,252,711
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION
   OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES...................................      46,032,822      524,538,630
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES.......               0           82,662
                                                                                                    -------------   --------------
TOTAL NET ASSETS.................................................................................   $ 597,741,606   $2,346,203,885
                                                                                                    -------------   --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS..............................................................   $      31,238   $       66,850
   SHARES OUTSTANDING - ADMINISTRATOR CLASS......................................................           1,396            1,423
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS............................   $       22.38   $        46.98
   NET ASSETS - ADVISOR CLASS....................................................................             N/A   $  126,789,890
   SHARES OUTSTANDING - ADVISOR CLASS............................................................             N/A        2,758,941
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS..................................             N/A   $        45.96
   NET ASSETS - INSTITUTIONAL CLASS..............................................................   $   1,232,345              N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS......................................................          55,017              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS............................   $       22.40              N/A
   NET ASSETS - INVESTOR CLASS...................................................................   $ 596,478,023   $2,219,347,145
   SHARES OUTSTANDING - INVESTOR CLASS...........................................................      26,657,018       47,544,898
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS.................................   $       22.38   $        46.68
                                                                                                    -------------   --------------
INVESTMENTS AT COST..............................................................................   $ 545,538,067   $1,809,227,835
                                                                                                    -------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS.............................................................   $           0   $      766,862
                                                                                                    -------------   --------------

                                                                                                        SMALL CAP       SMALL/MID
                                                                                                      DISCIPLINED       CAP VALUE
                                                                                                             FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE................................................................   $ 134,961,510   $   22,714,293
   INVESTMENTS IN AFFILIATES.....................................................................      26,819,587          224,834
                                                                                                    -------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW)...............................................     161,781,097       22,939,127
                                                                                                    -------------   --------------
   CASH..........................................................................................               0                0
   RECEIVABLE FOR FUND SHARES ISSUED.............................................................         697,627                0
   RECEIVABLE FOR INVESTMENTS SOLD...............................................................       1,780,325          477,034
   RECEIVABLES FOR DIVIDENDS AND INTEREST........................................................         141,086           10,358
   PREPAID EXPENSES AND OTHER ASSETS.............................................................               0            7,915
                                                                                                    -------------   --------------
TOTAL ASSETS.....................................................................................     164,400,135       23,434,434
                                                                                                    -------------   --------------

LIABILITIES
   OPTIONS WRITTEN, AT VALUE.....................................................................               0           22,820
   PAYABLE FOR FUND SHARES REDEEMED..............................................................         121,277                0
   PAYABLE FOR INVESTMENTS PURCHASED.............................................................       4,935,608          329,134
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3).........................................         165,789           19,956
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR.......................................................          33,199            6,044
   ACCRUED EXPENSES AND OTHER LIABILITIES........................................................           8,855                0
                                                                                                    -------------   --------------
TOTAL LIABILITIES................................................................................       5,264,728          377,954
                                                                                                    -------------   --------------
TOTAL NET ASSETS.................................................................................   $ 159,135,407   $   23,056,480
                                                                                                    -------------   --------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................   $ 144,558,582   $   20,233,979
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)....................................................        (372,768)        (123,336)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS.........................................      11,092,841          461,505
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION
     OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES.................................       3,856,752        2,485,864
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES.......               0           (1,532)
                                                                                                    -------------   --------------
TOTAL NET ASSETS.................................................................................   $ 159,135,407   $   23,056,480
                                                                                                    -------------   --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS..............................................................   $     113,866   $       10,187
   SHARES OUTSTANDING - ADMINISTRATOR CLASS......................................................           7,044              756
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS............................   $       16.16   $        13.47
   NET ASSETS - ADVISOR CLASS....................................................................             N/A              N/A
   SHARES OUTSTANDING - ADVISOR CLASS............................................................             N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS..................................             N/A              N/A
   NET ASSETS - INSTITUTIONAL CLASS..............................................................   $      10,114              N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS......................................................             625              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS............................   $       16.18              N/A
   NET ASSETS - INVESTOR CLASS...................................................................   $ 159,011,427   $   23,046,293
   SHARES OUTSTANDING - INVESTOR CLASS...........................................................       9,842,750        1,713,367
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS.................................   $       16.16   $        13.45
                                                                                                    -------------   --------------
INVESTMENTS AT COST..............................................................................   $ 157,924,345   $   20,453,284
                                                                                                    -------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS.............................................................   $           0   $       21,288
                                                                                                    -------------   --------------

(1) EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                     STATEMENTS OF OPERATIONS --
                              FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           DISCOVERY FUND   ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS(1) ........................................................    $      289,206   $       495,404
  INTEREST ............................................................            29,158            16,483
  INCOME FROM AFFILIATED SECURITIES ...................................            63,766            46,949
  SECURITIES LENDING INCOME, NET ......................................             9,305            14,183
                                                                           --------------   ---------------
TOTAL INVESTMENT INCOME ...............................................           391,435           573,019
                                                                           --------------   ---------------

EXPENSES
  ADVISORY FEES .......................................................           678,609           945,157
  ADMINISTRATION FEES
    FUND LEVEL ........................................................            20,205            27,100
    ADMINISTRATOR CLASS ...............................................               139            10,603
    ADVISOR CLASS .....................................................               N/A             2,587
    INSTITUTIONAL CLASS ...............................................               N/A             2,780
    INVESTOR CLASS ....................................................           449,733           802,230
  CUSTODY FEES ........................................................            13,127            16,957
  SHAREHOLDER SERVICING FEES ..........................................           101,700           129,258
  ACCOUNTING FEES .....................................................             8,621            11,908
  DISTRIBUTION FEES (NOTE 3) ..........................................
    ADMINISTRATOR CLASS ...............................................                 0                 0
    ADVISOR CLASS .....................................................               N/A               970
    INSTITUTIONAL CLASS ...............................................               N/A                 0
    INVESTOR CLASS ....................................................                 0                 0
  AUDIT FEES ..........................................................            11,192            10,770
  LEGAL FEES ..........................................................             3,910             5,019
  REGISTRATION FEES ...................................................            14,254            26,520
  SHAREHOLDER REPORTS .................................................            28,451            71,178
  TRUSTEES' FEES ......................................................             9,430            11,624
  OTHER FEES AND EXPENSES .............................................            35,378            55,758
                                                                           --------------   ---------------
TOTAL EXPENSES ........................................................         1,374,749         2,130,419
                                                                           --------------   ---------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ........................          (107,661)          (51,859)
  NET EXPENSES ........................................................         1,267,088         2,078,560
                                                                           --------------   ---------------
NET INVESTMENT INCOME (LOSS) ..........................................          (875,653)       (1,505,541)
                                                                           --------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....         4,731,374        16,006,549
  FUTURES TRANSACTIONS ................................................                 0                 0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ................                 0                 0
                                                                           --------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................         4,731,374        16,006,549
                                                                           --------------   ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....        (5,731,771)      (15,631,707)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ................                 0                 0
                                                                           --------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...        (5,731,771)      (15,631,707)
                                                                           --------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................        (1,000,397)          374,842
                                                                           --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......    $   (1,876,050)  $    (1,130,699)
                                                                           ==============   ===============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .............................    $        1,919   $         3,541

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


42


STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                         MID CAP                        SMALL CAP
                                                                       DISCIPLINED     OPPORTUNITY     DISCIPLINED    SMALL/MID CAP
                                                                          FUND            FUND            FUND         VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  DIVIDENDS(1) .....................................................  $   3,886,361   $   8,622,736   $     652,585   $      57,692
  INTEREST .........................................................        220,505       1,290,217          64,950           1,304
  INCOME FROM AFFILIATED SECURITIES ................................        270,708       1,047,099          94,738           3,261
  SECURITIES LENDING INCOME, NET ...................................         11,688          16,770               0               0
                                                                      -------------   -------------   -------------   -------------
TOTAL INVESTMENT INCOME ...........................................       4,389,262      10,976,822         812,273          62,257
                                                                      -------------   -------------   -------------   -------------

EXPENSES

  ADVISORY FEES ....................................................      2,387,849       8,466,062         592,494          84,043
  ADMINISTRATION FEES
    FUND LEVEL .....................................................         66,539         256,149          16,181           2,418
    ADMINISTRATOR CLASS ............................................            101           1,486              14               2
    ADVISOR CLASS ..................................................            N/A         242,896             N/A             N/A
    INSTITUTIONAL CLASS ............................................             26             N/A               2             N/A
    INVESTOR CLASS .................................................      1,589,673       5,502,144         358,760          49,232
  CUSTODY FEES .....................................................         33,662         115,704           8,947          14,138
  SHAREHOLDER SERVICING FEES .......................................        332,612       1,280,747          80,899          12,090
  ACCOUNTING FEES ..................................................         15,801          34,887           9,181           6,095
  DISTRIBUTION FEES (NOTE 3)
    ADMINISTRATOR CLASS ............................................              0               0               0               0
    ADVISOR CLASS ..................................................            N/A          89,399             N/A             N/A
    INSTITUTIONAL CLASS ............................................              0             N/A               0             N/A
    INVESTOR CLASS .................................................              0               0         100,413          13,506
  AUDIT FEES .......................................................          9,564           6,778          11,359           8,618
  LEGAL FEES .......................................................         13,169          43,652           2,528             229
  REGISTRATION FEES ................................................         37,916          27,929          14,714           8,320
  SHAREHOLDER REPORTS ..............................................         96,213         302,928          29,746           3,851
  TRUSTEES' FEES ...................................................         30,349         101,959           7,005           2,865
  OTHER FEES AND EXPENSES ..........................................         82,822         509,199          15,736           3,963
                                                                      -------------   -------------   -------------   -------------
TOTAL EXPENSES ....................................................       4,696,296      16,981,919       1,247,979         209,370
                                                                      -------------   -------------   -------------   -------------
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .....................       (401,834)       (895,605)        (62,938)        (23,777)
  NET EXPENSES .....................................................      4,294,462      16,086,314       1,185,041         185,593
                                                                      -------------   -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS) ......................................          94,800      (5,109,492)       (372,768)       (123,336)
                                                                      -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..     72,254,760     138,632,414      11,358,694         744,932
  FUTURES TRANSACTIONS .............................................        781,510       1,306,634        (254,009)              0
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............     (7,337,303)      1,327,928               0           6,671
                                                                      -------------   -------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........................     65,698,967     141,266,976      11,104,685         751,603
                                                                      -------------   -------------   -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..    (63,885,254)   (126,238,846)    (12,988,796)       (659,172)
  OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .............      1,182,897      (1,101,549)              0          (8,051)
                                                                      -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENTS ......................................    (62,702,357)   (127,340,395)    (12,988,796)       (667,223)
                                                                      -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............      2,996,610      13,926,581      (1,884,111)         84,380
                                                                      -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....  $   3,091,410   $   8,817,089   $  (2,256,879)  $     (38,956)
                                                                      =============   =============   =============   =============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ..........................  $      66,580   $      71,250   $       9,653   $       2,795

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            DISCOVERY FUND
                                                                               ---------------------------------------
                                                                                FOR THE SIX MONTHS             FOR THE
                                                                               ENDED JUNE 30, 2005          YEAR ENDED
                                                                                       (UNAUDITED)   DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................    $      191,180,972   $     166,793,260

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................              (875,653)         (1,907,900)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................             4,731,374          18,988,695
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....            (5,731,771)          7,877,318
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............            (1,876,050)         24,958,113
                                                                                ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INVESTOR CLASS .......................................................                     0                   0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      INVESTOR CLASS .......................................................            (8,542,961)        (10,141,139)
                                                                                ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................            (8,542,961)        (10,141,139)
                                                                                ==================   =================
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................             1,243,334                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............                     0                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................                     0                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................             1,243,334                 N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................                     0                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................                     0                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ............................................                   N/A                 N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................                   N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............                                       N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................                   N/A                 N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................            33,480,124          56,324,478
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................             8,341,864           9,873,900
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................           (25,859,307)        (56,627,640)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................            15,962,681           9,570,738
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ....................................................            17,206,015           9,570,738
                                                                                ==================   =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................             6,787,004          24,387,712
                                                                                ==================   =================
ENDING NET ASSETS ..........................................................    $      197,967,976   $     191,180,972
                                                                                ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................                64,822                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................                     0                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................                     0                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........                64,822                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - ADVISOR CLASS .............................................                   N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........                   N/A                 N/A
   SHARES REDEEMED - ADVISOR CLASS .........................................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............                   N/A                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................                   N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................                   N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........                   N/A                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - INVESTOR CLASS ............................................             1,701,642           2,749,369
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........               435,379             486,928
   SHARES REDEEMED - INVESTOR CLASS ........................................            (1,303,597)         (2,809,343)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............               833,424             426,954
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
      SHARE TRANSACTIONS ...................................................               898,246             426,954
                                                                                ==================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............    $         (875,653)  $               0
                                                                                ==================   =================

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                            ENTERPRISE FUND
                                                                               ---------------------------------------
                                                                                FOR THE SIX MONTHS             FOR THE
                                                                               ENDED JUNE 30, 2005          YEAR ENDED
                                                                                       (UNAUDITED)   DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................    $      281,365,889   $     287,228,307

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................            (1,505,541)         (4,035,287)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................            16,006,549          38,766,267
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....           (15,631,707)          3,909,386
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............            (1,130,699)         38,640,366
                                                                                ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INVESTOR CLASS .......................................................                     0                   0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      INVESTOR CLASS .......................................................                     0                   0
                                                                                ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................                     0                   0
                                                                                ==================   =================
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................               305,180           5,305,094
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............                     0                   0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................            (8,627,081)        (29,866,227)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................            (8,321,901)        (24,561,133)
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................               221,886             313,237
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................                     0                   0
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................              (450,026)           (673,372)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ............................................              (228,140)           (360,135)
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................             6,680,603           5,292,766
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............                     0                   0
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................              (988,919)         (1,119,418)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................             5,691,684           4,173,348
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................            11,029,649          58,477,939
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................                     0                   0
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................           (36,372,633)        (82,232,803)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................           (25,342,984)        (23,754,864)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ....................................................           (28,201,341)        (44,502,784)
                                                                                ==================   =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................           (29,332,040)         (5,862,418)
                                                                                ==================   =================
ENDING NET ASSETS ..........................................................    $      252,033,849   $     281,365,889
                                                                                ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................                12,470             231,322
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................                     0                   0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................              (356,108)         (1,294,725)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........              (343,638)         (1,063,403)
                                                                                ------------------   -----------------
   SHARES SOLD - ADVISOR CLASS .............................................                 8,996              13,653
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........                     0                   0
   SHARES REDEEMED - ADVISOR CLASS .........................................               (18,926)            (30,106)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............                (9,930)            (16,453)
                                                                                ------------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................               275,064             234,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................                     0                   0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................               (40,833)            (49,394)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........               234,231             185,004
                                                                                ------------------   -----------------
   SHARES SOLD - INVESTOR CLASS ............................................               464,012           2,647,620
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........                     0                   0
   SHARES REDEEMED - INVESTOR CLASS ........................................            (1,521,125)         (3,660,631)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............            (1,057,113)         (1,013,011)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ......................................................            (1,176,450)         (1,907,863)
                                                                                ==================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............    $       (1,505,541)  $               0
                                                                                ==================   =================

                                                                                       MID CAP DISCIPLINED FUND
                                                                               ---------------------------------------
                                                                                FOR THE SIX MONTHS             FOR THE
                                                                               ENDED JUNE 30, 2005          YEAR ENDED
                                                                                       (UNAUDITED)   DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................    $      676,333,048   $     314,763,531

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................                94,800   $       1,854,020
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................            65,698,967          23,007,589
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....           (62,702,357)         76,539,894
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............             3,091,410         101,401,503
                                                                                ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INVESTOR CLASS .......................................................               (52,169)         (1,458,467)
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      INVESTOR CLASS .......................................................            (5,372,165)        (41,300,232)
                                                                                ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................            (5,424,334)        (42,758,699)
                                                                                ==================   =================
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................             1,147,574                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............                     0                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................            (1,150,000)                N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS -
   ADMINISTRATOR CLASS .....................................................                (2,426)                N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................                   N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................                   N/A                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - ADVISOR CLASS ...............................                   N/A                 N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................             2,381,295                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............                     0                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................            (1,150,000)                N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ................................             1,231,295                 N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................           146,608,652         639,726,544
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................             5,217,857          41,489,150
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................          (229,313,896)       (378,288,981)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................           (77,487,387)        302,926,713
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ....................................................           (76,258,518)        302,926,713
                                                                                ==================   =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................           (78,591,442)        361,569,517
                                                                                ==================   =================
ENDING NET ASSETS ..........................................................    $      597,741,606   $     676,333,048
                                                                                ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................                54,245                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................                     0                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................               (52,849)                N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........                 1,396                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - ADVISOR CLASS .............................................                   N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........                   N/A                 N/A
   SHARES REDEEMED - ADVISOR CLASS .........................................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............                   N/A                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................               107,866                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................                     0                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................               (52,849)                N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........                55,017                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - INVESTOR CLASS ............................................             6,679,157          30,446,159
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........               239,791           1,994,256
   SHARES REDEEMED - INVESTOR CLASS ........................................           (10,536,233)        (17,803,172)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............            (3,617,285)         14,637,243
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
      SHARE TRANSACTIONS ...................................................            (3,560,872)         14,637,243
                                                                                ==================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............    $           94,687   $          52,056
                                                                                ==================   =================

                                                                                         OPPORTUNITY FUND
                                                                               ---------------------------------------
                                                                                FOR THE SIX MONTHS             FOR THE
                                                                               ENDED JUNE 30, 2005          YEAR ENDED
                                                                                       (UNAUDITED)   DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................    $    2,528,271,914   $   2,850,097,048

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................            (5,109,492)        (14,583,343)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................           141,266,976         428,808,957
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....          (127,340,395)          2,877,097
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............             8,817,089         417,102,711
                                                                                ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INVESTOR CLASS .......................................................                     0                   0
   NET REALIZED GAIN ON SALE OF INVESTMENTS ................................                                         0
      INVESTOR CLASS .......................................................                     0                   0
                                                                                ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................                     0                   0
                                                                                ==================   =================
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................             1,208,161           1,580,103
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............                     0                   0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................            (2,485,425)           (561,170)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................            (1,277,264)          1,018,933
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................            15,716,662          24,631,677
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................                     0                   0
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................           (26,723,044)        (49,440,738)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ............................................           (11,006,382)        (24,809,061)
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................                   N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............                   N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................                   N/A                 N/A
                                                                                ==================   =================
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................            85,839,883         256,753,792
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................                     0                   0
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................          (264,441,355)       (971,891,509)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................          (178,601,472)       (715,137,717)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ....................................................          (190,885,118)       (738,927,845)
                                                                                ==================   =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................          (182,068,029)       (321,825,134)
                                                                                ==================   =================
ENDING NET ASSETS ..........................................................    $    2,346,203,885   $   2,528,271,914
                                                                                ==================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................                25,670              37,908
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................                     0                   0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................               (52,906)            (12,904)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........               (27,236)             25,004
                                                                                ------------------   -----------------
   SHARES SOLD - ADVISOR CLASS .............................................               352,960             594,636
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........                     0                   0
   SHARES REDEEMED - ADVISOR CLASS .........................................              (600,877)         (1,196,366)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............              (247,917)           (601,730)
                                                                                ------------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................                   N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................                   N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................                   N/A                 N/A
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........                   N/A                 N/A
                                                                                ------------------   -----------------
   SHARES SOLD - INVESTOR CLASS ............................................             1,901,535           6,141,602
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........                     0                   0
   SHARES REDEEMED - INVESTOR CLASS ........................................            (5,848,839)        (23,338,250)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............            (3,947,304)        (17,196,648)
                                                                                ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ......................................................            (4,222,457)        (17,773,374)
                                                                                ==================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............            (5,109,492)  $               0
                                                                                ==================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 SMALL CAP DISCIPLINED FUND
                                                                                          ----------------------------------------
                                                                                           FOR THE SIX MONTHS              FOR THE
                                                                                          ENDED JUNE 30, 2005           YEAR ENDED
                                                                                                  (UNAUDITED)    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................................    $       135,287,080    $      39,549,267

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................               (372,768)            (459,654)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................             11,104,685            7,214,544
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............            (12,988,796)          11,553,280
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................             (2,256,879)          18,308,170
                                                                                          -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     INVESTOR CLASS ..................................................................                      0                    0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     INVESTOR CLASS ..................................................................             (1,938,460)          (5,610,060)
                                                                                          -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................             (1,938,460)          (5,610,060)
                                                                                          -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARE SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................                109,285                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......................                      0                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............................                      0                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................                109,285                  N/A
                                                                                          -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................................                    N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................................                    N/A                  N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................................                    N/A                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ................................................                    N/A                  N/A
                                                                                          -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........................                 10,000                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......................                      0                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............................                      0                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................................................                 10,000                  N/A
                                                                                          -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................................             76,618,464          149,171,231
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................................              1,884,620            5,471,977
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................................            (50,578,703)         (71,603,505)
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................................             27,924,381           83,039,703
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - TOTAL ................................................             28,043,666           83,039,703
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................             23,848,327           95,737,813
                                                                                          -------------------    -----------------
ENDING NET ASSETS ....................................................................     $      159,135,407    $     135,287,080
                                                                                          -------------------    -----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................                  7,044                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....                      0                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................                      0                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................                  7,044                  N/A
                                                                                          -------------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................................                    N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....................                                         N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................................                    N/A                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........................                    N/A                  N/A
                                                                                          -------------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................................                    625                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .....                      0                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................................                      0                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                    625                  N/A
                                                                                          -------------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................................              4,786,667            9,610,777
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...................                114,916              344,921
   SHARES REDEEMED - INVESTOR CLASS ..................................................             (3,158,893)          (4,699,304)
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING- INVESTOR CLASS ........................              1,742,690            5,256,394
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING  RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................................              1,750,359             5,256,394
                                                                                          ===================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................     $         (372,768)    $              0
                                                                                          ===================    =================

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                  SMALL/MID CAP VALUE FUND
                                                                                          ----------------------------------------
                                                                                          FOR THE SIX MONTHS               FOR THE
                                                                                          ENDED JUNE 30, 2005           YEAR ENDED
                                                                                                  (UNAUDITED)    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................................    $        17,677,763    $       8,725,077

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................               (123,336)            (166,803)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................                751,603            1,185,390
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............               (667,223)           1,412,425
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................                (38,956)           2,431,012
                                                                                          -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     INVESTOR CLASS ..................................................................                      0                    0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     INVESTOR CLASS ..................................................................               (556,275)            (575,996)
                                                                                          -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................               (556,275)            (575,996)
                                                                                          -------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................                 10,000                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......................                      0                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............................                      0                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................                 10,000                  N/A
                                                                                          -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................................                    N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................................                    N/A                  N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................................                    N/A                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - ADVISOR CLASS ...................................................................                    N/A                  N/A
                                                                                          -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........................                    N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......................                    N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............................                    N/A                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ...............................................................                    N/A                  N/A
                                                                                          -------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................................              8,895,860           14,750,414
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................................                512,694              520,046
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................................             (3,444,606)          (8,172,790)
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS......................................................              5,963,948            7,097,670
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS - TOTAL ..................................................              5,973,948            7,097,670
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................              5,378,717            8,952,686
                                                                                          -------------------    -----------------
ENDING NET ASSETS ....................................................................    $        23,056,480    $      17,677,763
                                                                                          -------------------    -----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................                    756                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....                      0                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................                      0                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................                    756                  N/A
                                                                                          -------------------    -----------------
   SHARES SOLD - ADVISOR CLASS .......................................................                    N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....................                    N/A                  N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................................                    N/A                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........................                    N/A                  N/A
                                                                                          -------------------    -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................................                    N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .....                    N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................................                    N/A                  N/A
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                    N/A                  N/A
                                                                                          -------------------    -----------------
   SHARES SOLD - INVESTOR CLASS ......................................................                659,019            1,163,624
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...................                 38,290               39,517
   SHARES REDEEMED - INVESTOR CLASS ..................................................               (261,786)            (651,576)
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING- INVESTOR CLASS ........................                435,523              551,565
                                                                                          -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................                                             436,279              551,565
                                                                                          ===================    =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................    $          (123,336)   $               0
                                                                                          ===================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 NET REALIZED
                                                      BEGINNING         NET               AND  DISTRIBUTIONS
                                                      NET ASSET  INVESTMENT        UNREALIZED       FROM NET
                                                      VALUE PER      INCOME    GAIN (LOSS) ON     INVESTMENT
                                                          SHARE      (LOSS)       INVESTMENTS         INCOME
-------------------------------------------------------------------------------------------------------------
DISCOVERY FUND
-------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..        $19.17       (0.01)             1.11            0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        $21.53       (0.09)            (0.22)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        $19.73       (0.21)             3.22            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        $14.42       (0.12)             5.64           (0.00)(5)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............        $16.84       (0.06)            (1.91)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............        $16.39       (0.08)             0.76            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............        $18.64        0.06              0.51           (0.04)

ENTERPRISE FUND
-------------------------------------------------------------------------------------------------------------

ADMINSTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        $25.36       (0.08)(6)          0.15            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        $21.98       (0.19)(6)          3.57            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        $15.94       (0.10)             6.14            0.00
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 .........        $16.32       (0.04)(6)         (0.34)           0.00

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        $25.04       (0.12)(6)          0.15            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        $21.79       (0.27)(6)          3.52            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        $15.86       (0.23)             6.16            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............        $22.04       (0.24)(6)         (5.94)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............        $28.31       (0.21)            (6.06)           0.00
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 .......        $51.32       (0.03)           (22.43)           0.00

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        $25.30       (0.05)(6)          0.15            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        $21.87       (0.11)(6)          3.54            0.00
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ...........        $18.34       (0.06)             3.59            0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        $24.95       (0.15)(6)          0.16            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        $21.78       (0.34)(6)          3.51            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        $15.90       (0.30)             6.18            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............        $22.14       (0.28)(6)         (5.96)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............        $28.37       (0.31)            (5.92)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............        $41.24       (0.28)           (12.04)           0.00

MID CAP DISCIPLINED FUND
-------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..        $21.84        0.02(6)           0.52            0.00

INSTITUTIONAL CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..        $21.84        0.07(6)           0.49            0.00

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....        $22.34        0.00(5)(6)        0.22            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        $20.13        0.06              4.00           (0.05)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        $14.85        0.02              5.99           (0.02)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............        $17.42        0.01             (2.06)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............        $15.50       (0.02)             1.94            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............        $13.52       (0.00)(5)          3.00           (0.06)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                  DISTRIBUTIONS       ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                       FROM NET    NET ASSET   -----------------------------------------------------
                                                       REALIZED    VALUE PER   NET INVESTMENT           GROSS    EXPENSES       NET
                                                          GAINS        SHARE    INCOME (LOSS)        EXPENSES      WAIVED  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..          0.00    $   20.27            (0.62)%          1.23%      (0.14)%    1.09%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....         (0.97)   $   20.25            (0.97)%          1.52%      (0.12)%    1.40%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............         (1.21)   $   21.53            (1.11)%          1.44%      (0.04)%    1.40%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............         (0.21)   $   19.73            (0.67)%          1.47%      (0.04)%    1.43%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............         (0.45)   $   14.42            (0.38)%          1.50%      (0.04)%    1.46%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............         (0.23)   $   16.84            (0.46)%          1.49%      (0.01)%    1.48%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............         (2.78)   $   16.39             0.34%           1.46%       0.00%     1.46%

ENTERPRISE FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINSTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....          0.00    $   25.43            (0.70)%          1.18%      (0.01)%    1.17%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............          0.00    $   25.36            (0.83)%          1.34%      (0.20)%    1.14%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............          0.00    $   21.98            (0.82)%          1.30%      (0.14)%    1.16%
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 .........          0.00    $   15.94            (0.63)%          1.32%      (0.18)%    1.14%

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....          0.00    $   25.07            (1.03)%          1.53%      (0.04)%    1.49%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............          0.00    $   25.04            (1.22)%          1.60%      (0.05)%    1.55%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............          0.00    $   21.79            (1.14)%          1.53%      (0.03)%    1.50%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............          0.00    $   15.86            (1.33)%          1.82%      (0.02)%    1.80%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............          0.00    $   22.04            (1.60)%          2.09%      (0.01)%    2.08%
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 .......         (0.55)   $   28.31            (1.19)%          2.00%      (0.09)%    1.91%

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....          0.00    $   25.40            (0.42)%          0.95%      (0.07)%    0.88%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............          0.00    $   25.30            (0.47)%          0.88%      (0.05)%    0.83%
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ...........          0.00    $   21.87            (0.67)%          1.18%      (0.21)%    0.97%

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....          0.00    $   24.96            (1.24)%          1.74%      (0.04)%    1.70%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............          0.00    $   24.95            (1.51)%          1.89%      (0.04)%    1.85%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............          0.00    $   21.78            (1.44)%          1.96%      (0.16)%    1.80%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............          0.00    $   15.90            (1.51)%          2.02%      (0.06)%    1.96%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............          0.00    $   22.14            (1.22)%          1.76%       0.00%     1.76%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............         (0.55)   $   28.37            (0.67)%          1.37%       0.00%     1.37%

MID CAP DISCIPLINED FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..          0.00    $   22.38             0.33%           1.17%      (0.13)%    1.04%

INSTITUTIONAL CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..          0.00    $   22.40             1.48%           1.01%      (0.12)%    0.89%

INVESTOR CLASS

JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....         (0.18)   $   22.38             0.03%           1.47%      (0.12)%    1.35%

JANUARY 1, 2004 TO DECEMBER 31, 2004 ............         (1.80)   $   22.34             0.36%           1.35%      (0.05)%    1.30%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............         (0.71)   $   20.13             0.13%           1.49%      (0.04)%    1.45%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............         (0.52)   $   14.85             0.09%           1.48%      (0.01)%    1.47%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............         (0.00)(5)$   17.42            (0.22)%          1.53%      (0.01)%    1.52%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............         (0.96)   $   15.50            (0.09)%          1.86%       0.00%     1.86%

                                                               PORTFOLIO      NET ASSETS AT
                                                        TOTAL   TURNOVER      END OF PERIOD
                                                    RETURN(2)    RATE(3)     (000'S OMITTED)
------------------------------------------------------------------------------------------
DISCOVERY FUND
------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..      5.74%        62%    $         1,314

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....     (1.20)%       62%    $       196,654
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............     15.69%       171%    $       191,181
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............     38.34%       302%    $       166,793
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............    (12.12)%      420%    $       133,361
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      4.17%       502%    $       158,266
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............      3.97%       482%    $       165,409

ENTERPRISE FUND
-------------------------------------------------------------------------------------------
ADMINSTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....      0.28%        64%    $         3,794
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............     15.38%       184%    $        12,499
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............     37.89%       261%    $        34,204
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 .........     (2.33)%      377%    $         3,930

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....      0.12%        64%    $         1,282
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............     14.92%       184%    $         1,529
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............     37.39%       261%    $         1,690
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............    (28.04)%      377%    $         1,244
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............    (22.15)%      630%    $         1,328
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 .......    (43.68)%      474%    $           225

INSTITUTIONAL CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....      0.40%        64%    $        13,106
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............     15.68%       184%    $         7,126
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ...........     19.25%       261%    $         2,114

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....      0.04%        64%    $       233,851
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............     14.55%       184%    $       260,212
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............     36.98%       261%    $       249,221
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............    (28.18)%      377%    $       224,182
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............    (21.96)%      630%    $       372,075
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............    (29.77)%      474%    $       574,764

MID CAP DISCIPLINED FUND
-------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..      2.47%        37%    $            31

INSTITUTIONAL CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) ..      2.56%        37%    $         1,232

INVESTOR CLASS

JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ....      0.99%        37%    $       596,478

JANUARY 1, 2004 TO DECEMBER 31, 2004 ............     21.18%        62%    $       676,333
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............     40.66%       252%    $       314,764
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............    (11.78)%      431%    $       155,411
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............     12.41%       648%    $        92,412
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............     22.80%       301%    $        18,494

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NET REALIZED
                                                        BEGINNING        NET             AND DISTRIBUTIONS DISTRIBUTIONS    ENDING
                                                        NET ASSET INVESTMENT      UNREALIZED      FROM NET      FROM NET NET ASSET
                                                        VALUE PER     INCOME  GAIN (LOSS) ON    INVESTMENT      REALIZED VALUE PER
                                                            SHARE     (LOSS)     INVESTMENTS        INCOME         GAINS     SHARE
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........   $  46.65   (0.05)(6)       0.38         0.00          0.00      $   46.98
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................   $  39.58   (0.14)          7.21         0.00          0.00      $   46.65
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................   $  28.73   (0.06)(6)      10.91         0.00          0.00      $   39.58
AUGUST 30(4), 2002 TO DECEMBER 31, 2002. .............   $  29.48    0.02          (0.77)        0.00          0.00      $   28.73

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........   $  45.71   (0.12)(6)       0.37         0.00          0.00      $   45.96
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................   $  38.94   (0.34)          7.11         0.00          0.00      $   45.71
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................   $  28.37   (0.19)(6)      10.76         0.00          0.00      $   38.94
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................   $  38.92   (0.11)        (10.44)        0.00          0.00      $   28.37
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................   $  42.10   (0.06)(6)      (2.08)       (0.09)        (0.95)     $   38.92
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ............   $  43.16    0.03           4.83        (0.28)        (5.64)     $   42.10

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........   $  46.40   (0.10)(6)       0.38         0.00          0.00      $   46.68
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................   $  39.45   (0.26)          7.21         0.00          0.00      $   46.40
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................   $  28.70   (0.14)(6)      10.89         0.00          0.00      $   39.45
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................   $  39.29   (0.08)        (10.51)        0.00          0.00      $   28.70
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................   $  42.35    0.07          (2.11)       (0.07)        (0.95)     $   39.29
JANUARY 1, 2000 TO DECEMBER 31, 2000 .................   $  44.69    0.17           3.30        (0.17)        (5.64)     $   42.35

SMALL CAP DISCIPLINED FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) .......   $  15.99    0.00(5)        0.17         0.00          0.00      $   16.16

INSTITUTIONAL CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) .......   $  15.99    0.01           0.18         0.00          0.00      $   16.18

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........   $  16.70   (0.04)         (0.29)        0.00         (0.21)     $   16.16
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................   $  13.91   (0.06)          3.75         0.00         (0.90)     $   16.70
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................   $   9.12   (0.05)          5.71         0.00         (0.87)     $   13.91
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ...............   $  10.00   (0.05)         (0.83)        0.00          0.00      $    9.12

SMALL/MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) .......   $  13.22   (0.01)          0.26         0.00          0.00      $   13.47

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........   $  13.83   (0.07)          0.04         0.00         (0.35)     $   13.45
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................   $  12.01   (0.13)          2.43         0.00         (0.48)     $   13.83
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................   $   7.58   (0.03)          4.46         0.00          0.00      $   12.01
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ...............   $  10.00   (0.04)         (2.38)        0.00          0.00      $    7.58

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                        -------------------------------------------
                                                               NET                                                        NET ASSETS
                                                        INVESTMENT                                           PORTFOLIO     AT END OF
                                                            INCOME     GROSS  EXPENSES       NET       TOTAL  TURNOVER PERIOD (000'S
                                                            (LOSS)  EXPENSES    WAIVED  EXPENSES   RETURN(2)   RATE(3)      OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........    (0.23)%     1.22%    (0.11)%    1.11%      0.71%       18%   $          67
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................    (0.35)%     1.27%    (0.12)%    1.15%      17.86%      42%   $       1,337
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................    (0.20)%     1.55%    (0.36)%    1.19%      37.77%      60%   $         145
AUGUST 30(4), 2002 TO DECEMBER 31, 2002. .............      0.21%     1.22%    (0.06)%    1.16%      (2.54)%     71%   $         634

ADVISOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........    (0.53)%     1.50%    (0.04)%    1.46%       0.55%      18%   $     126,790
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................    (0.76)%     1.60%    (0.04)%    1.56%      17.39%      42%   $     137,439
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................    (0.58)%     1.56%    (0.01)%    1.55%      37.26%      60%   $     140,500
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................    (0.38)%     1.58%    (0.01)%    1.57%     (27.11)%     71%   $     103,924
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................    (0.28)%     1.66%     0.00%     1.66%      (5.08)%     88%   $      89,132
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ............     0.10%      1.58%     0.00%     1.58%      12.10%      87%   $       2,551

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........    (0.43)%     1.44%    (0.08)%    1.36%       0.60%      18%   $   2,219,347
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................    (0.55)%     1.39%    (0.04)%    1.35%      17.62%      42%   $   2,389,496
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................    (0.43)%     1.42%    (0.02)%    1.40%      37.46%      60%   $   2,709,452
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................    (0.23)%     1.41%    (0.01)%    1.40%     (26.95)%     71%   $   2,506,990
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................     0.19%      1.29%     0.00%     1.29%      (4.80)%     88%   $   3,664,068
JANUARY 1, 2000 TO DECEMBER 31, 2000 .................     0.47%      1.20%     0.00%     1.20%       8.57%      87%   $   3,337,173

SMALL CAP DISCIPLINED FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) .......     0.15%      1.39%    (0.23)%    1.16%       1.06%      36%   $         114

INSTITUTIONAL CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) .......     0.18%      1.10%    (0.12)%    0.98%       1.19%      36%   $          10

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........    (0.51)%     1.72%    (0.09)%    1.63%      (1.98)%     36%   $     159,011
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................    (0.55)      1.65%    (0.06)%    1.59%      27.04%      41%   $     135,287
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................    (0.89)      1.89%    (0.18)%    1.71%      62.53%     156%   $      39,549
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ...............    (0.98)      2.55%    (0.60)%    1.95%      (8.80)%    201%   $       7,871

SMALL/MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED) .......    (0.33)%     1.65%    (0.46)%    1.19%         1.89%    72%   $          10

INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .........    (1.20)%     2.04%    (0.23)%    1.81%        (0.23)%   72%   $      23,046
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................    (1.30)%     2.06%    (0.30)%    1.76%        19.37%   133%   $      17,678
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................    (0.55)%     2.86%    (1.06)%    1.80%        58.44%   132%   $       8,725
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ...............    (0.74)%     3.56%    (1.64)%    1.92%       (24.20)%  108%   $       2,509

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS
      --------------------------------------------------------------------------

      (1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

      (3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

      (4)   Commencement of operations.

      (5)   Amount calculated is less than $0.005.

      (6)   Calculated based upon average shares outstanding.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, and Small/Mid Cap Value Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                                  Acquiring Funds                                                Target Funds
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE DISCOVERY FUND - ADMINISTRATOR CLASS                                                           NEW
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE DISCOVERY FUND - INVESTOR CLASS                               STRONG DISCOVERY FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE ENTERPRISE FUND - ADMINISTRATOR CLASS                               STRONG ENTERPRISE FUND CLASS K
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE ENTERPRISE FUND - ADVISOR CLASS                               STRONG ENTERPRISE FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE ENTERPRISE FUND - INSTITUTIONAL CLASS                   STRONG ENTERPRISE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE ENTERPRISE FUND - INVESTOR CLASS                             STRONG ENTERPRISE FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND - ADMINISTRATOR CLASS                                                 NEW
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND - INSTITUTIONAL CLASS                                                 NEW
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND - INVESTOR CLASS           STRONG MID CAP DISCIPLINED FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE OPPORTUNITY FUND - ADMINISTRATOR CLASS                             STRONG OPPORTUNITY FUND CLASS K
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE OPPORTUNITY FUND - ADVISOR CLASS                             STRONG OPPORTUNITY FUND ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE OPPORTUNITY FUND - INVESTOR CLASS                           STRONG OPPORTUNITY FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND - ADMINISTRATOR CLASS                                               NEW
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND - INSTITUTIONAL CLASS                                               NEW
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND - INVESTOR CLASS         STRONG SMALL COMPANY VALUE FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND - ADMINISTRATOR CLASS                                                 NEW
------------------------------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND - INVESTOR CLASS           STRONG SMALL/MID CAP VALUE FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                             Capital Loss
      Fund                                               Year Expires        Carryforwards
------------------------------------------------------------------------------------------
      ENTERPRISE FUND                                        2008            $ 30,684,684
                                                             2009             196,951,468
                                                             2010              64,764,000
------------------------------------------------------------------------------------------
      OPPORTUNITY FUND                                       2011              14,397,132

      At December 31, 2004, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                           Deferred Post-October
      Fund                                                      Capital Loss
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                                   $1,875,307
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At June 30, 2005, there were no open futures contracts.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions during the for the six months ended June 30, 2005, were as follows:

                                                                Mid Cap Disciplined Fund
                                                           Contracts         Premiums Received
----------------------------------------------------------------------------------------------
      CALL OPTIONS WRITTEN
----------------------------------------------------------------------------------------------
      OPTIONS AT BEGINNING OF PERIOD                           1,737             $  6,338,313
----------------------------------------------------------------------------------------------
      OPTIONS WRITTEN                                         11,849               15,400,320
----------------------------------------------------------------------------------------------
      OPTIONS TERMINATED IN CLOSING TRANSACTIONS             (13,586)             (21,738,633)
----------------------------------------------------------------------------------------------
      OPTIONS EXPIRED                                              0                        0
----------------------------------------------------------------------------------------------
      OPTIONS EXERCISED                                            0                        0
----------------------------------------------------------------------------------------------
      OPTIONS AT END OF PERIOD                                     0             $          0
----------------------------------------------------------------------------------------------

                                                                    Opportunity Fund
                                                           Contracts         Premiums Received
----------------------------------------------------------------------------------------------
      CALL OPTIONS WRITTEN
----------------------------------------------------------------------------------------------
      OPTIONS AT BEGINNING OF PERIOD                              73             $     54,968
----------------------------------------------------------------------------------------------
      OPTIONS WRITTEN                                          4,850                  664,422
----------------------------------------------------------------------------------------------
      OPTIONS TERMINATED IN CLOSING TRANSACTIONS                   0                        0
----------------------------------------------------------------------------------------------
      OPTIONS EXPIRED                                              0                        0
----------------------------------------------------------------------------------------------
      OPTIONS EXERCISED                                          (73)                 (54,968)
----------------------------------------------------------------------------------------------
      OPTIONS AT END OF PERIOD                                 4,850             $    664,422
----------------------------------------------------------------------------------------------

                                                                    Opportunity Fund
                                                           Contracts         Premiums Received
----------------------------------------------------------------------------------------------
      PUT OPTIONS WRITTEN
----------------------------------------------------------------------------------------------
      OPTIONS AT BEGINNING OF PERIOD                             480             $    478,560
----------------------------------------------------------------------------------------------
      OPTIONS WRITTEN                                          1,040                  460,871
----------------------------------------------------------------------------------------------
      OPTIONS TERMINATED IN CLOSING TRANSACTIONS              (1,000)                (836,991)
----------------------------------------------------------------------------------------------
      OPTIONS EXPIRED                                              0                        0
----------------------------------------------------------------------------------------------
      OPTIONS EXERCISED                                            0                        0
----------------------------------------------------------------------------------------------
      OPTIONS AT END OF PERIOD                                   520             $    102,440
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                Small/Mid Cap Value Fund
                                                           Contracts         Premiums Received
----------------------------------------------------------------------------------------------
      CALL OPTIONS WRITTEN
----------------------------------------------------------------------------------------------
      OPTIONS AT BEGINNING OF PERIOD                             214              $    63,609
----------------------------------------------------------------------------------------------
      OPTIONS WRITTEN                                            488                  114,300
----------------------------------------------------------------------------------------------
      OPTIONS TERMINATED IN CLOSING TRANSACTIONS                (429)                (118,009)
----------------------------------------------------------------------------------------------
      OPTIONS EXPIRED                                           (110)                 (28,038)
----------------------------------------------------------------------------------------------
      OPTIONS EXERCISED                                          (70)                 (10,574)
----------------------------------------------------------------------------------------------
      OPTIONS AT END OF PERIOD                                    93              $    21,288
----------------------------------------------------------------------------------------------

      Open written call and put option contracts as of June 30, 2005 are disclosed in the Portfolio of Investments.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                           Advisory Fee                                            Sub-Advisory Fee
                                     Average Daily        (% of Average                        Average Daily        (% of Average
      Fund                             Net Assets       Daily Net Assets)*    Sub-Adviser        Net Assets       Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      DISCOVERY FUND                $0 - $499 million         0.750          Wells Capital   $0 - $200 million          0.350
                                  $500 - $999 million         0.700          Management         > $200 million          0.300
                                   $1 - $2.99 billion         0.650          Incorporated
                                   $3 - $4.99 billion         0.625
                                      > $4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      ENTERPRISE FUND               $0 - $499 million         0.750          Wells Capital   $0 - $200 million          0.350
                                  $500 - $999 million         0.700          Management         > $200 million          0.300
                                   $1 - $2.99 billion         0.650          Incorporated
                                   $3 - $4.99 billion         0.625
                                      > $4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND      $0 - $499 million         0.750          Wells Capital   $0 - $200 million          0.350
                                  $500 - $999 million         0.700          Management         > $200 million          0.300
                                   $1 - $2.99 billion         0.650          Incorporated
                                   $3 - $4.99 billion         0.625
                                      > $4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
      OPPORTUNITY FUND              $0 - $499 million         0.750          Wells Capital   $0 - $200 million          0.350
                                  $500 - $999 million         0.700          Management         > $200 million          0.300
                                   $1 - $2.99 billion         0.650          Incorporated
                                   $3 - $4.99 billion         0.625
                                      > $4.99 billion         0.600

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Advisory Fee                                            Sub-Advisory Fee
                                     Average Daily        (% of Average                        Average Daily        (% of Average
      Fund                            Net Assets        Daily Net Assets)*   Sub-Adviser         Net Assets       Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND    $0 - $499 million         0.900          Wells Capital   $0 - $200 million          0.350
                                  $500 - $999 million         0.850          Management         > $200 million          0.300
                                   $1 - $2.99 billion         0.800          Incorporated
                                   $3 - $4.99 billion         0.775
                                      > $4.99 billion         0.750
------------------------------------------------------------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND      $0 - $499 million         0.900          Wells Capital   $0 - $200 million          0.350
                                  $500 - $999 million         0.850          Management         > $200 million          0.300
                                   $1 - $2.99 billion         0.800          Incorporated
                                   $3 - $4.99 billion         0.775
                                      > $4.99 billion         0.750

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Funds Management was entitled to receive an annual fee at the following rate:

                                                                 Advisory Fees
                                                                 (% of Average
      Fund                       Average Daily Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------
      DISCOVERY FUND                     ALL ASSET LEVELS            0.750
--------------------------------------------------------------------------------
      ENTERPRISE FUND                     $0 - $4 billion            0.750
                                  $4 billion - $6 billion            0.725
                                             > $6 billion            0.700
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND            $0 - $4 billion            0.750
                                  $4 billion - $6 billion            0.725
                                             > $6 billion            0.700
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                    $0 - $4 billion            0.750
                                  $4 billion - $6 billion            0.725
                                             > $6 billion            0.700
--------------------------------------------------------------------------------
      SMALL COMPANY VALUE FUND            $0 - $4 billion            0.750
                                  $4 billion - $6 billion            0.725
                                             > $6 billion            0.700
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND            $0 - $4 billion            0.750
                                  $4 billion - $6 billion            0.725
                                             > $6 billion            0.700

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                        Administration Fees
                                    Average Daily         (% of Average
                                     Net Assets         Daily Net Assets)**
--------------------------------------------------------------------------------
      FUND LEVEL                  $0 - $4.99 billion          0.05
                                  $5 - $9.99 billion          0.04
                                     > $9.99 billion          0.03
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                     0.10
--------------------------------------------------------------------------------
      ADVISOR CLASS                                           0.28
--------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                     0.08
--------------------------------------------------------------------------------
      INVESTOR CLASS                                          0.45
--------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                             % of Average
                                                             Daily Net Assets
--------------------------------------------------------------------------------
      ALL SMALL AND MID CAP STOCK FUNDS
      (EXCEPT FOR DISCOVERY FUND)
--------------------------------------------------------------------------------
         CLASS K                                                   0.25
--------------------------------------------------------------------------------
         ADVISOR CLASS                                             0.30
--------------------------------------------------------------------------------
         INSTITUTIONAL CLASS                                       0.02
--------------------------------------------------------------------------------
         INVESTOR CLASS                                            0.30
--------------------------------------------------------------------------------
      DISCOVERY FUND
--------------------------------------------------------------------------------
         INVESTOR CLASS                                            0.25
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the period from January 1, 2005 though April 10, 2005, as shown below, have been combined with administration fees.

                                                        Transfer Agent Fees
                                                             and Other
                                                          Related Expenses
--------------------------------------------------------------------------------
      DISCOVERY FUND
         INVESTOR CLASS                                      $   142,657
--------------------------------------------------------------------------------
      ENTERPRISE FUND
         CLASS K                                                   2,848
         ADVISOR CLASS                                               663
         INSTITUTIONAL CLASS                                         322
         INVESTOR CLASS                                          375,731
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND
         INVESTOR CLASS                                          431,093
--------------------------------------------------------------------------------
      OPPORTUNITY FUND
         CLASS K                                                     590
         ADVISOR CLASS                                            58,514
         INVESTOR CLASS                                        1,441,770
--------------------------------------------------------------------------------
      SMALL COMPANY VALUE FUND
         INVESTOR CLASS                                           92,709
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND
         INVESTOR CLASS                                           11,272

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                               % of Average
                                                             Daily Net Assets
--------------------------------------------------------------------------------
      ALL SMALL AND MID CAP STOCK FUNDS                            0.02
--------------------------------------------------------------------------------

      Prior to February 28, 2005, State Street served as custodian for the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund. Prior to March 7, 2005, State Street served as custodian for the Strong Discovery Fund, Strong Enterprise Fund, Strong Mid Cap Disciplined Fund and Strong Opportunity Fund. State Street was entitled to receive certain fees, primarily based on transactions of the Fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
      Share Class                                            Daily Net Assets***
--------------------------------------------------------------------------------
      ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR CLASS        0.25
--------------------------------------------------------------------------------

  *** Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

      Fund                               Administrator    Advisor     Investor
--------------------------------------------------------------------------------
      DISCOVERY FUND                       $   347            N/A   $   101,354
--------------------------------------------------------------------------------
      ENTERPRISE FUND                        2,295       $    678       126,285
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND                 251            N/A       332,361
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                         433         68,842     1,211,471
--------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND                35            N/A        80,864
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND                   5            N/A        12,085
--------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Advisor Class and certain Investor Class shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares of the Enterprise Fund and Opportunity Fund and 0.25% of the average daily net assets of the Investor Class shares of the Small Company Value Fund and Small/Mid Cap Value Fund.

      For the six months ended June 30, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 28, 2005, State Street served as fund accountant to the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund. Prior to March 7, 2005, State Street served as fund accountant for the Strong Discovery Fund, Strong Enterprise Fund, Strong Mid Cap Disciplined Fund and Strong Opportunity Fund. Fund accounting fees were paid by the funds' administrator through April 10, 2005, and not by the funds.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                                        Net Operating Expense Ratios
      Fund                         Administrator   Advisor    Institutional    Investor
---------------------------------------------------------------------------------------
      DISCOVERY FUND                   1.15%         N/A          N/A            1.38%
---------------------------------------------------------------------------------------
      ENTERPRISE FUND                  1.15%        1.40%        0.90%           1.57%
---------------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND         1.15%         N/A         0.90%           1.31%
---------------------------------------------------------------------------------------
      OPPORTUNITY FUND                 1.04%        1.29%         N/A            1.35%
---------------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND       1.20%         N/A         1.00%           1.61%
---------------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND         1.20%         N/A          N/A            1.62%

      Prior to April 11, 2005, the Strong Funds' interim adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital management, Inc. ("SCM"), had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for Discovery Fund, Enterpriese Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Company Value Fund and Small/Mid Cap Value Fund from May 21, 2004 to May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                               Waived Fees and
                                                             Reimbursed Expenses
--------------------------------------------------------------------------------
DISCOVERY FUND
   FUND LEVEL                                                      $  19,643
   INVESTOR CLASS                                                          0
--------------------------------------------------------------------------------
ENTERPRISE FUND
   FUND LEVEL                                                         28,488
   CLASS K                                                                 0
   ADVISOR CLASS                                                           0
   INSTITUTIONAL CLASS                                                     0
   INVESTOR CLASS                                                          0
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND
   FUND LEVEL                                                        431,093
   INVESTOR CLASS                                                          0
--------------------------------------------------------------------------------
OPPORTUNITY FUND
   FUND LEVEL                                                        262,351
   CLASS K                                                                 0
   ADVISOR CLASS                                                         215
   INVESTOR CLASS                                                          0
--------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND
   FUND LEVEL                                                         16,429
   INVESTOR CLASS                                                          0
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
   FUND LEVEL                                                          2,098
   INVESTOR CLASS                                                      2,576

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Fund                         Purchases at Cost   Sales Proceeds
--------------------------------------------------------------------------------
      DISCOVERY FUND                 $ 122,576,846     $ 110,545,657
--------------------------------------------------------------------------------
      ENTERPRISE FUND                  160,101,217       189,986,488
--------------------------------------------------------------------------------
      MID CAP DISCIPLINED FUND         222,964,089       398,160,314
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                 397,839,137       467,949,295
--------------------------------------------------------------------------------
      SMALL CAP DISCIPLINED FUND        75,498,934        47,928,677
--------------------------------------------------------------------------------
      SMALL/MID CAP VALUE FUND          21,816,766        14,647,274

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund and Small Cap Disciplined Fund had no borrowings under either agreement during the period. Small/Mid Cap Value Fund had minimual borrowings under the LOC during the period.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/ advantagefunds, or visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   J. Tucker Morse                 Trustee, since 1987              Private Investor/Real Estate              None
   60                                                               Developer; Chairman of White
                                                                    Point Capital, LLC.
---------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Thomas S. Goho                  Trustee, since 1987              Associate Professor of Finance,           None
   62                                                               Wake Forest University,
                                                                    Calloway School of Business
                                                                    and Accountancy.
---------------------------------------------------------------------------------------------------------------------------------
   Peter G. Gordon                 Trustee, since 1998              Chairman, CEO, and Co-                    None
   62                              (Chairman, since                 Founder of Crystal Geyser
                                   2005)                            Water Company and President
                                                                    of Crystal Geyser Roxane Water
                                                                    Company.
---------------------------------------------------------------------------------------------------------------------------------
   Richard M. Leach                Trustee, since 1987              Retired. Prior thereto, President         None
   71                                                               of Richard M. Leach Associates
                                                                    (a financial consulting firm ).
---------------------------------------------------------------------------------------------------------------------------------
   Timothy J. Penny                Trustee, since 1996              Senior Counselor to the public            None
   53                                                               relations firm of Himle-Horner
                                                                    and Senior Fellow at the
                                                                    Humphrey Institute,
                                                                    Minneapolis, Minnesota (a pub-
                                                                    lic policy organization).
---------------------------------------------------------------------------------------------------------------------------------
   Donald C. Willeke               Trustee, since 1996              Principal in the law firm of              None
   65                                                               Willeke & Daniels.
---------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                   POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE                    LENGTH OF SERVICE                PAST FIVE YEARS                           OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
   Karla M. Rabusch                President, since                 Executive Vice President of               None
   46                              2003                             Wells Fargo Bank, N.A.
                                                                    President of Wells Fargo Funds
                                                                    Management, LLC. Senior Vice
                                                                    President and Chief
                                                                    Administrative Officer of Wells
                                                                    Fargo Funds Management, LLC
                                                                    from 2001 to 2003. Vice
                                                                    President of Wells Fargo Bank,
                                                                    N.A. from 1997 to 2000.
---------------------------------------------------------------------------------------------------------------------------------
   Stacie D. DeAngelo              Treasurer, since                 Senior Vice President of Wells            None
   36                              2003                             Fargo Bank, N.A. Senior Vice
                                                                    President of Operations for
                                                                    Wells Fargo Funds
                                                                    Management, LLC. Prior there-
                                                                    to, Operations Manager at
                                                                    Scudder Weisel Capital, LLC
                                                                    from 2000 to 2001. Director of
                                                                    Shareholder Services at BISYS
                                                                    Fund Services from 1999 to
                                                                    2000.
---------------------------------------------------------------------------------------------------------------------------------
   C. David Messman                Secretary, since                 Vice President and Managing               None
   45                              2000                             Senior Counsel of Wells Fargo
                                                                    Bank, N.A. Senior Vice
                                                                    President and Secretary of Wells
                                                                    Fargo Funds Management, LLC.
                                                                    Vice President and Senior
                                                                    Counsel of Wells Fargo Bank,
                                                                    N.A. from 1996 to 2003.
---------------------------------------------------------------------------------------------------------------------------------

     * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

    ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

   *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:
DISCOVERY FUND, ENTERPRISE FUND, MID CAP DISCIPLINED FUND, OPPORTUNITY FUND, SMALL CAP DISCIPLINED FUND AND SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Funds at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the "Reorganization"), as follows:

          STRONG FUNDS                              WELLS FARGO ADVANTAGE FUNDS
      --------------------------------------------------------------------------
      Discovery Fund*                              Discovery Fund
      --------------------------------------------------------------------------
      Enterprise Fund*                             Enterprise Fund
      --------------------------------------------------------------------------
      Mid Cap Disciplined Fund*                    Mid Cap Disciplined Fund
      --------------------------------------------------------------------------
      Opportunity Fund*                            Opportunity Fund
      --------------------------------------------------------------------------
      Small Company Value Fund*                    Small Cap Disciplined Fund
      --------------------------------------------------------------------------
      Small/Mid Cap Value Fund*                    Small/Mid Cap Value Fund
      --------------------------------------------------------------------------
      * Accounting survivor.

      The Reorganization was effective at the close of business on April 8, 2005. The Funds commenced operations on April 11, 2005. Accordingly, references to the Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of the Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board also considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel that would be involved in the management of the Funds. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services anticipated to be provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to each of the Funds by Funds Management and Wells Capital Management.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance results for each Fund were better than the median performance of its Peer Group for most time periods. The Board noted that the Enterprise Fund's five-year performance was lower than the median performance of its Peer Group, but that there had recently been a portfolio manager change for this Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Funds', except for the Opportunity Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund, net operating expense ratios were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios. The Board noted that the net operating expense ratios for certain classes of the Opportunity Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund were higher than their Peer Groups' median net operating expense ratios, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of each Fund's Peer Group.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each respective Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Fund had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Fund. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale will be shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the policies of the Funds in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15 (c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and Wells Capital Management, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS        LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS   ADVANTAGE
FARGO   FUNDS

More information about WELLS FARGO      This report and the financial statements
ADVANTAGE FUNDS(SM) is available free   contained herein are submitted for the
upon request. To obtain literature,     general information ofthe shareholders
please write, e-mail, or call:          of the WELLS FARGO ADVANTAGE FUNDS. If
                                        this report is used for promotional
WELLS FARGO ADVANTAGE FUNDS             purposes, distribution of the report
P.O. Box 8266                           must beaccompanied or preceded by a
Boston, MA 02266-8266                   current prospectus. For a prospectus
                                        containing more complete information,
E-mail: wfaf@wellsfargo.com             including charges and expenses, call
Retail Investment                       1-800-222-8222. Please consider the
Professionals: 888-877-9275             investment objective, risks, charges and
Institutional Investment                expenses of the investment carefully
Professionals: 866-765-0778             before investing. This and other
Web: www.wellsfargo.com/                information about WELLS FARGO ADVANTAGE
advantagefunds                          FUNDS can be found in the current
                                        prospectus. Read the prospectus
                                        carefully before you invest or send
                                        money.

                                        Wells Fargo Funds Management, LLC, a
                                        whollyowned subsidiary of Wells Fargo &
                                        Company, provides investment advisory
                                        and administrative services for the
                                        WELLS FARGO ADVANTAGE FUNDS. Other
                                        affiliates of Wells Fargo & Company
                                        provide subadvisory and other services
                                        for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2005 Wells Fargo    www.wellsfargo.com/advantagefunds       RT51955 08-05
Advantage Funds, LLC.                                        SMCNLD/SAR123 06-05
All rights reserved.

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS

--------------------------------------------------------------------------------
                                                  JUNE 30, 2005
--------------------------------------------------------------------------------
                                                SEMI-ANNUAL REPORT
        [PHOTO OMITTED]
--------------------------------------------------------------------------------

         WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

                                   WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders.....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   International Core Fund.................................................    2
Fund Expenses..............................................................    4
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   International Core Fund.................................................    5
Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities.....................................    9
   Statement of Operations.................................................   10
   Statements of Changes in Net Assets.....................................   11
   Financial Highlights....................................................   12
--------------------------------------------------------------------------------
Notes to Financial Statements..............................................   14
--------------------------------------------------------------------------------
Other Information .........................................................   19
--------------------------------------------------------------------------------
List of Abbreviations......................................................   23
--------------------------------------------------------------------------------

             -------------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS             WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of the Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices had an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate, its principal policy tool, from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of 2005. The S&P 500 Index was around 1200 as the year began. It ended the first half of the year at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well for most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sector recovered and again produced solid returns. Municipal bonds generally performed better than many taxable sectors during most of 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period--growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND             PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUB-ADVISER
   Wells Fargo Funds Management, LLC     New Star Institutional Managers Limited

FUND MANAGERS                         INCEPTION DATE
   Mark Beale                            09/28/2001
   Richard Lewis

HOW DID THE PORTFOLIO PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned (1.29%)(1) for the six-month period ended June 30, 2005, excluding sales charge, underperforming its benchmark, the MSCI/EAFE Index(2), which returned (1.17%), for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equity markets performed well over the six-month period, but most of the gains were offset by losses on the major currencies relative to the U.S. dollar. The Fund's holdings in Europe, excluding the United Kingdom (UK), performed well. The Fund's overweighting, compared to the benchmark, in pharmaceutical and energy stocks generated positive returns, as did its holdings in the Japanese materials and energy sectors. The Fund's investments in Europe (excluding the UK) meant the weak Euro was a negative factor impacting the Fund's performance. The Fund's fewer holdings in Australia hampered progress, as the Australian dollar was one of the most resilient currencies over the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The biggest changes to the Fund's structure were made at the industry level. Over the six-month period, we reduced our holdings in the materials sector with the sale of stocks that included Nippon Steel and Nippon Paper of Japan, CVRD of Brazil, and Cemex of Mexico. We reduced our exposure to the industrials sector with sales of Ebara and THK in Japan, Siemens in Germany, and Autoliv in Sweden. Health care and information technology (IT) were sectors that we added to over the reporting period. In health care, we purchased AstraZeneca in the UK and increased existing holdings of Roche and Novartis in Switzerland. In IT, we purchased Nokia in Finland, CAP Gemini in France, and ASML in Holland. The biggest change at a regional level was the reduction in our Japan weighting. We also lowered weightings in emerging markets and increased our holdings in Europe and, to a lesser extent, the UK.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      As the pace of global economic growth decelerates, the outlook for corporate earnings seems less assured to us. Upward revisions by analysts are moderating, unsurprisingly, following the 2 1/2-year recovery since the bottom of the last cycle. We hold the view that as profit upgrades become scarcer and warnings start to reappear, investors may be willing to pay premium valuations for more reliable, high-return-on-invested-capital companies. With this in mind, we continue to favor companies in the health care and IT sectors, which we believe are less vulnerable to an economic slowdown than those in the materials and industrials sectors. At a regional level, we favor Europe (excluding the UK) and Asia over the UK and Japan. In our opinion, profitability appears to be holding up well in Europe (excluding the UK) and Asia, while the outlook for earnings is less positive to us.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTING IN FOREIGN SECURITIES PRESENTS CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC SECURITIES, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND.

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B, and Class C shares, respectively, of the Strong Advisor International Core Fund, its predecessor fund, adjusted to reflect each class' sales charges. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

PERFORMANCE HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Including Sales Charge            Excluding Sales Charge
                                                                     -----------------------------     ---------------------------
                                                                                           Life of                         Life of
                                                                       6-Month*  1-Year      Fund      6-Month*   1-Year     Fund
------------------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Class A (Inception Date 9/28/2001)       (6.95)     5.69      7.02       (1.29)    12.10       8.72
------------------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Class B (Inception Date 9/28/2001)       (6.52)     6.87      8.00       (1.52)    11.87       8.64
------------------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Class C (Inception Date 9/28/2001)       (2.45)    10.88      8.65       (1.45)    11.88       8.65
------------------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Administrator Class
       (Inception Date 4/11/2005)                                                                       (1.22)    11.50       8.02
------------------------------------------------------------------------------------------------------------------------------------
     Benchmark
------------------------------------------------------------------------------------------------------------------------------------
       MSCI/EAFE Index(2)                                                                               (1.17)    13.65      11.04

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-------------------------------------------------------------------------
     Beta**                                                     0.94
-------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)             14.71x
-------------------------------------------------------------------------
     Price to Book Ratio                                       2.50x
-------------------------------------------------------------------------
     Median Market Cap ($B)                                   $14.04
-------------------------------------------------------------------------
     Portfolio Turnover                                          28%
-------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-------------------------------------------------------------------------
     Roche Holding AG                                          2.52%
-------------------------------------------------------------------------
     HSBC Holdings plc                                         2.45%
-------------------------------------------------------------------------
     Novartis AG ADR                                           2.44%
-------------------------------------------------------------------------
     AstraZeneca plc                                           2.07%
-------------------------------------------------------------------------
     NTT DoCoMo Incorporated                                   1.92%
-------------------------------------------------------------------------
     Kao Corporation                                           1.86%
-------------------------------------------------------------------------
     GlaxoSmithKline plc ADR                                   1.84%
-------------------------------------------------------------------------
     Total SA ADR                                              1.83%
-------------------------------------------------------------------------
     Aeon Company Limited                                      1.80%
-------------------------------------------------------------------------
     Unicredito Italiano SpA                                   1.75%

PORTFOLIO COMPOSITION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

          Continental Europe                                   51%
          United Kingdom                                       20%
          Australia                                             2%
          Japan                                                18%
          Southeast Asia                                        6%
          Emerging Markets                                      3%

GROWTH OF $10,000 INVESTMENT(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 INTERNATIONAL               INTERNATIONAL
             CORE FUND - CLASS A    CORE FUND - ADMINISTRATOR CLASS      MSCI/EAFE INDEX
             -------------------    -------------------------------      ---------------
 9/28/2001          9,425                       10,000                         10,000
 9/30/2001          9,425                       10,000                         10,000
10/31/2001          9,227                        9,790                         10,256
11/30/2001          9,566                       10,150                         10,634
12/31/2001          9,811                       10,410                         10,697
 1/31/2002          9,331                        9,900                         10,129
 2/28/2002          9,331                        9,900                         10,200
 3/31/2002          9,793                       10,390                         10,752
 4/30/2002          9,793                       10,390                         10,823
 5/31/2002          9,821                       10,420                         10,960
 6/30/2002          9,538                       10,120                         10,524
 7/31/2002          8,699                        9,230                          9,485
 8/31/2002          8,728                        9,260                          9,464
 9/30/2002          8,030                        8,520                          8,447
10/31/2002          8,190                        8,690                          8,901
11/30/2002          8,492                        9,010                          9,305
12/31/2002          8,332                        8,840                          8,992
 1/31/2003          8,040                        8,521                          8,617
 2/28/2003          7,926                        8,393                          8,419
 3/31/2003          7,870                        8,324                          8,254
 4/30/2003          8,492                        8,973                          9,063
 5/31/2003          8,973                        9,471                          9,612
 6/30/2003          9,067                        9,560                          9,844
 7/31/2003          9,161                        9,650                         10,083
 8/31/2003          9,331                        9,818                         10,326
 9/30/2003          9,529                       10,016                         10,644
10/31/2003          9,962                       10,460                         11,307
11/30/2003         10,264                       10,766                         11,558
12/31/2003         10,946                       11,470                         12,461
 1/31/2004         11,185                       11,708                         12,636
 2/29/2004         11,452                       11,976                         12,928
 3/31/2004         11,448                       11,959                         13,001
 4/30/2004         11,066                       11,548                         12,707
 5/31/2004         11,248                       11,725                         12,750
 6/30/2004         11,506                       11,982                         13,029
 7/31/2004         11,133                       11,581                         12,606
 8/31/2004         11,257                       11,698                         12,661
 9/30/2004         11,601                       12,044                         12,992
10/31/2004         11,898                       12,338                         13,435
11/30/2004         12,528                       12,979                         14,352
12/31/2004         13,067                       13,524                         14,982
 1/31/2005         12,809                       13,257                         14,708
 2/28/2005         13,385                       13,853                         15,343
 3/31/2005         13,028                       13,483                         14,958
 4/30/2005         12,729                       13,184                         14,607
 5/31/2005         12,699                       13,143                         14,614
 6/30/2005         12,898                       13,359                         14,808

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor International Core Fund, its predecessor fund, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares.

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East (MSCI/EAFE) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

(3) Portfolio composition, portfolio holdings and Fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio composition, portfolio holdings and Fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Portfolio.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND Class A and Administrator Class shares for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND                      FUND EXPENSES
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Beginning       Ending
                                                               Account       Account       Expenses      Net Annual
                                                                Value         Value       Paid During      Expense
                                                              1/1/2005      6/30/2005      Period(1)        Ratio
     International Core Fund
------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Class A
     Actual                                                   $ 1,000.00    $   987.10      $  2.76          0.56%
------------------------------------------------------------------------------------------------------------------------
     Hypothetical
       (5% return before expenses)                            $ 1,000.00    $ 1,022.02      $  2.81          0.56%
------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Class B
     Actual                                                   $ 1,000.00    $   984.80      $  4.58          0.93%
------------------------------------------------------------------------------------------------------------------------
     Hypothetical
       (5% return before expenses)                            $ 1,000.00    $ 1,020.18      $  4.66          0.93%
------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Class C
     Actual                                                   $ 1,000.00    $   985.50      $  4.14          0.84%
------------------------------------------------------------------------------------------------------------------------
     Hypothetical
       (5% return before expenses)                            $ 1,000.00    $ 1,020.63      $  4.21          0.84%
------------------------------------------------------------------------------------------------------------------------
     International Core Fund - Administrator Class
     Actual(2)                                                $ 1,000.00    $   980.30      $  2.97          1.35%
------------------------------------------------------------------------------------------------------------------------
     Hypothetical
       (5% return before expenses)                            $ 1,000.00    $ 1,008.10      $  3.01          1.35%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

(2) THIS CLASS COMMENCED OPERATIONS ON APRIL 11, 2005. ACTUAL EXPENSES SHOWN FOR THIS CLASS ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 81/365 (TO REFLECT THE PERIOD FROM APRIL 11, 2005 TO JUNE 30, 2005).

PORTFOLIO OF INVESTMENTS --        WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                              VALUE
COMMON STOCKS - 94.06%

AUSTRALIA - 1.66%
      1,800   BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                       $        24,580
        902   WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                              20,035

                                                                                                                             44,615
                                                                                                                    ---------------
BELGIUM - 1.51%
      1,470   FORTIS (DEPOSITORY INSTITUTIONS)                                                                               40,685
                                                                                                                    ---------------
DENMARK - 1.77%
        900   DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                      27,033
        405   NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                         20,585
                                                                                                                             47,618
                                                                                                                    ---------------
FINLAND - 1.31%
      2,110   NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                    35,109
                                                                                                                    ---------------
FRANCE - 11.66%
      1,400   ALCATEL SA (COMMUNICATIONS)+                                                                                   15,266
      1,350   AXA (INSURANCE CARRIERS)                                                                                       33,611
        700   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                         28,937
        906   CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                        28,667
        300   LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                            27,268
         43   PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       1,005
        450   SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)                                                             36,854
        900   SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                                  27,811
        397   TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                            46,390
        400   VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                      33,242
      1,100   VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                          34,472

                                                                                                                            313,523
                                                                                                                    ---------------
GERMANY - 7.56%
        500   BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                   22,676
        300   CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                                     23,537
      1,800   DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                           33,164
        400   E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                    35,509
        325   FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                                    27,665
        700   METRO AG (FOOD STORES)                                                                                         34,680
        150   SAP AG (BUSINESS SERVICES)                                                                                     25,950

                                                                                                                            203,181
                                                                                                                    ---------------
GREECE - 2.00%
      1,001   ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                        26,635
      1,480   COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                              27,010

                                                                                                                             53,645
                                                                                                                    ---------------
HONG KONG - 4.39%
      2,000   CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                                     19,398
      5,000   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                              18,528
     40,000   CHINA PETROLEUM AND CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                             15,592
     62,000   GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                               18,060

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND        PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                              VALUE
HONG KONG - (CONTINUED)
      3,000   SUNG HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                        $        29,506
      3,000   TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                                16,916

                                                                                                                            118,000
                                                                                                                    ---------------
HUNGARY - 0.75%
        300   OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                         20,190
                                                                                                                    ---------------
ISRAEL - 0.62%
        538   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR (CHEMICALS & ALLIED PRODUCTS)                                       16,753
                                                                                                                    ---------------
ITALY - 4.11%
      1,300   ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                              33,403
      2,800   MEDIASET SPA (COMMUNICATIONS)                                                                                  32,932
      8,400   UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                              44,287

                                                                                                                            110,622
                                                                                                                    ---------------
JAPAN - 16.89%
      3,000   AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                    45,627
      3,000   AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                       33,296
      2,000   KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                               22,346
      2,000   KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                  46,991
        100   KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
              COMPUTER EQUIPMENT)                                                                                            22,293
        700   MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
              COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                         35,464
      3,000   NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                                  20,299
      3,800   NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                  37,567
         33   NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                       48,621
      1,800   OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT)                                                                                     39,564
        500   SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT)                                                                                     21,452
      1,000   SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                               9,013
        100   SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                 2,512
      1,200   SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                                   11,998
      1,500   SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                            23,493
        500   TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                      33,652

                                                                                                                            454,188
                                                                                                                    ---------------
NETHERLANDS - 6.19%
      1,400   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                             21,954
      1,525   ING GROEP NV (FINANCIAL SERVICES)                                                                              42,864
      2,500   KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                            20,481
        400   ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                        25,960
        377   ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                        24,508
      1,600   WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                   30,540

                                                                                                                            166,307
                                                                                                                    ---------------
RUSSIA - 0.91%
        730   MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                        24,565
                                                                                                                    ---------------
SINGAPORE - 0.88%
      1,000   GREAT EASTERN HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                             8,473
      6,000   SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    15,277

                                                                                                                             23,750
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS --        WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                              VALUE
SOUTH KOREA - 0.61%
         50   SAMSUNG ELECTRONICS-PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT)                                                                            $        16,319
                                                                                                                    ---------------
SPAIN - 3.17%
        800   ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING
              CONSTRUCTION CONTRACTS)                                                                                        22,348
      1,760   BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                                   27,042
      1,300   INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     25,682
        208   TELEFONICA SA ADR (COMMUNICATIONS)                                                                             10,171

                                                                                                                             85,243
                                                                                                                    ---------------
SWEDEN - 1.06%
        121   AUTOLIV INCORPORATED (TRANSPORTATION EQUIPMENT)                                                                 5,275
      1,400   SECURITAS AB (BUSINESS SERVICES)                                                                               23,299

                                                                                                                             28,574
                                                                                                                    ---------------
SWITZERLAND - 7.04%
         45   NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                            11,496
      1,300   NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                                  61,672
        506   ROCHE HOLDING AG (HEALTH SERVICES)                                                                             63,845
        320   UBS AG (FINANCIAL SERVICES)                                                                                    24,946
        160   ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                             27,443

                                                                                                                            189,402
                                                                                                                    ---------------
TAIWAN - 0.36%
      1,049   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (ELECTRONIC & OTHER
              ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                  9,566
                                                                                                                    ---------------
THAILAND - 0.65%
      8,000   ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                      17,423
                                                                                                                    ---------------

UNITED KINGDOM - 18.96%
      1,270   ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                                  52,359
      3,068   AVIVA PLC (INSURANCE CARRIERS)                                                                                 34,066
      3,100   BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                         30,728
      5,100   COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                    21,356
      2,000   EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                            27,808
      5,100   EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                                23,136
        960   GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                          46,570
      3,900   HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                                    62,020
     11,100   LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                                 22,786
    150,000   ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                                270
      4,977   ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                                    25,534
      3,000   SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                             24,849
      4,000   SHELL TRANSPORT & TRADING COMPANY PLC (PETROLEUM REFINING & RELATED INDUSTRIES)                                38,731
      1,300   STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                               23,684
     17,800   VODAFONE GROUP PLC (COMMUNICATIONS)                                                                            43,276
      3,172   WPP GROUP PLC (COMMUNICATIONS)                                                                                 32,490
                                                                                                                            509,663
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $2,443,906)                                                                                     2,528,941
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND        PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

     INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                              VALUE
SHORT-TERM INVESTMENTS - 6.82%

MUTUAL FUND - 6.82%
    183,467   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           $       183,467
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $183,467)                                                                                183,467
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,627,373)*                                 100.88%                                                          $     2,712,408
OTHER ASSETS AND LIABILITIES, NET                   (0.88)                                                                  (23,747)
                                                  -------                                                           ---------------
TOTAL NET ASSETS                                   100.00%                                                          $     2,688,661
                                                  =======                                                           ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $183,467.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES --                     WELLS FARGO ADVANTAGE
JUNE 30, 2005 (UNAUDITED)                                INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

                                                                                        INTERNATIONAL
                                                                                            CORE FUND
-----------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ....................................................   $   2,528,941
  INVESTMENTS IN AFFILIATES .........................................................         183,467
                                                                                        -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..................................       2,712,408
                                                                                        -------------
  RECEIVABLE FOR FUND SHARES ISSUED .................................................          22,283
  RECEIVABLE FOR INVESTMENTS SOLD ...................................................           4,589
  RECEIVABLES FOR DIVIDENDS AND INTEREST ............................................           9,622
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES .................................           5,605
                                                                                        -------------
TOTAL ASSETS ........................................................................       2,754,507
                                                                                        -------------

LIABILITIES
  PAYABLE FOR INVESTMENTS PURCHASED .................................................          61,203
  PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...........................................           2,965
  UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .....................             147
  ACCRUED EXPENSES AND OTHER LIABILITIES ............................................           1,531
                                                                                        -------------
TOTAL LIABILITIES ...................................................................          65,846
                                                                                        -------------
TOTAL NET ASSETS ....................................................................   $   2,688,661
                                                                                        -------------

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL ...................................................................   $   2,190,255
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................................          33,796
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         379,782
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
    CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
    FOREIGN CURRENCIES ..............................................................          84,975
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN
    CURRENCY CONTRACTS AND TRANSACTIONS .............................................            (147)
                                                                                        -------------
TOTAL NET ASSETS ....................................................................   $   2,688,661
                                                                                        =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------
  NET ASSETS - CLASS A ..............................................................   $     944,914
  SHARES OUTSTANDING - CLASS A ......................................................          72,897
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS A ............................   $       12.96
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .....................................   $       13.75
  NET ASSETS - CLASS B ..............................................................   $   1,488,680
  SHARES OUTSTANDING - CLASS B ......................................................         115,266
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ............................   $       12.92
  NET ASSETS - CLASS C ..............................................................   $     245,265
  SHARES OUTSTANDING - CLASS C ......................................................          19,016
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............................   $       12.90
  NET ASSETS - ADMINISTRATOR CLASS ..................................................   $       9,802
  SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................................             756
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ................   $       12.97
                                                                                        -------------
INVESTMENTS AT COST .................................................................   $   2,627,373
                                                                                        =============

(1)   THE FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE                                 STATEMENT OF OPERATIONS --
INTERNATIONAL CORE FUND       FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   INTERNATIONAL CORE FUND
                                                                                   -----------------------
                                                                                       (UNAUDITED) FOR THE
                                                                                          SIX MONTHS ENDED
                                                                                             JUNE 30, 2005
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ................................................................             $      41,345
   INTEREST ....................................................................                       174
   INCOME FROM AFFILIATED SECURITIES ...........................................                     1,272
   SECURITIES LENDING INCOME, NET ..............................................                        17
                                                                                             -------------
TOTAL INVESTMENT INCOME ........................................................                    42,808
                                                                                             -------------

EXPENSES
   ADVISORY FEES ...............................................................                     9,388
   ADMINISTRATION FEES
      FUND LEVEL ...............................................................                       256
      CLASS A ..................................................................                     1,372
      CLASS B ..................................................................                     2,514
      CLASS C ..................................................................                       421
      ADMINISTRATOR CLASS ......................................................                         2
   CUSTODY FEES ................................................................                    15,497
   SHAREHOLDER SERVICING FEES ..................................................                     1,280
   ACCOUNTING FEES .............................................................                     8,487
   DISTRIBUTION FEES (NOTE 3)
      CLASS A ..................................................................                       486
      CLASS B ..................................................................                     5,767
      CLASS C ..................................................................                       964
   AUDIT FEES ..................................................................                    10,833
   REGISTRATION FEES ...........................................................                    15,523
   SHAREHOLDER REPORTS .........................................................                     1,652
   TRUSTEES' FEES ..............................................................                     2,251
   OTHER FEES AND EXPENSES .....................................................                       875
                                                                                             -------------
TOTAL EXPENSES .................................................................                    77,568
                                                                                             -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ................................                   (68,556)
   NET EXPENSES ................................................................                     9,012
                                                                                             -------------
NET INVESTMENT INCOME (LOSS) ...................................................                    33,796
                                                                                             -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .............                   387,843
                                                                                             -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ......................................                   387,843
                                                                                             -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .............                  (457,463)
   FORWARD FOREIGN CURRENCY CONTRACTS ..........................................                      (147)
                                                                                             -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ............                  (457,610)
                                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........................                   (69,767)
                                                                                             -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................             $     (35,971)
                                                                                             =============
   (1)NET OF FOREIGN WITHHOLDING TAXES OF ......................................             $       5,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS                        WELLS FARGO ADVANTAGE
                                                         INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

                                                                                                     INTERNATIONAL CORE FUND
                                                                                               ------------------------------------
                                                                                                    (UNAUDITED)
                                                                                                        FOR THE             FOR THE
                                                                                               SIX MONTHS ENDED          YEAR ENDED
                                                                                                  JUNE 30, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................................      $   2,291,804       $   1,494,524

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................................             33,796              40,964
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................................            387,843              80,873
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....................           (457,610)            215,485
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................            (35,971)            337,322
                                                                                                  -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..............................................................................               (198)            (14,167)
      CLASS B ..............................................................................               (349)            (22,728)
      CLASS C ..............................................................................                (53)             (5,869)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..............................................................................             (1,508)            (14,424)
      CLASS B ..............................................................................             (2,651)            (23,470)
      CLASS C ..............................................................................               (403)             (6,083)
                                                                                                  -------------       -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................................             (5,162)            (86,741)
                                                                                                  -------------       -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .....................................................            510,667             162,808
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................................              1,551              26,258
   COST OF SHARES REDEEMED - CLASS A .......................................................           (313,058)           (104,660)
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ..            199,160              84,406
                                                                                                  -------------       -------------
   PROCEEDS FROM SHARES SOLD - CLASS B .....................................................            476,230             358,381
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................................              2,303              35,883
   COST OF SHARES REDEEMED - CLASS B .......................................................           (184,863)            (32,276)
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ..            293,670             361,988
                                                                                                  -------------       -------------
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................................            101,536              91,773
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................................                327              10,119
   COST OF SHARES REDEEMED - CLASS C .......................................................           (166,703)             (1,587)
                                                                                                  -------------       -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C .............            (64,840)            100,305
                                                                                                  -------------       -------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .........................................             10,100                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ...........................................               (100)                N/A
                                                                                                  -------------       -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS .             10,000                 N/A
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ............            437,990             546,699
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS ......................................................            396,857             797,280
                                                                                                  -------------       -------------
ENDING NET ASSETS ..........................................................................      $   2,688,661       $   2,291,804
                                                                                                  =============       =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...................................................................             39,213              13,169
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ................................                117               2,027
   SHARES REDEEMED - CLASS A ...............................................................            (23,937)             (8,684)
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ....................................             15,393               6,512
                                                                                                  -------------       -------------
   SHARES SOLD - CLASS B ...................................................................             36,679              29,318
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ................................                174               2,774
   SHARES REDEEMED - CLASS B ...............................................................            (14,317)             (2,840)
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ....................................             22,536              29,252
                                                                                                  -------------       -------------
   SHARES SOLD - CLASS C ...................................................................              7,808               7,509
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ................................                 25                 783
   SHARES REDEEMED - CLASS C ...............................................................            (12,988)               (134)
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ....................................             (5,155)              8,158
                                                                                                  -------------       -------------
   SHARES SOLD - ADMINISTRATOR CLASS .......................................................                764                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS ...................................................                 (8)                N/A
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................                756                 N/A
                                                                                                  -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ....             33,530              43,922
                                                                                                  -------------       -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ......................................      $      33,796       $         600
                                                                                                  =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              NET REALIZED
                                                 BEGINNING           NET               AND  DISTRIBUTIONS    DISTRIBUTION
                                                 NET ASSET    INVESTMENT        UNREALIZED       FROM NET        FROM NET
                                                 VALUE PER        INCOME    GAIN (LOSS) ON     INVESTMENT        REALIZED
                                                     SHARE        (LOSS)       INVESTMENTS         INCOME           GAINS
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND
-------------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....  $  13.16          0.14             (0.31)          0.00           (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004............  $  11.47          0.28(5)           1.93          (0.25)          (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003............  $   8.84          0.18(5)           2.59          (0.14)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002............  $  10.41         (0.06)(5)         (1.51)          0.00            0.00
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......  $  10.00         (0.03)             0.44           0.00            0.00

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....  $  13.13          0.17             (0.35)          0.00           (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004............  $  11.45          0.28(5)           1.92          (0.25)          (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003............  $   8.82          0.20(5)           2.58          (0.15)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002............  $  10.40         (0.08)(5)         (1.50)          0.00            0.00
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......  $  10.00         (0.04)             0.44           0.00            0.00

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....  $  13.12          0.17             (0.36)          0.00           (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004............  $  11.43          0.28(5)           1.93          (0.25)          (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003............  $   8.82          0.21(5)           2.57          (0.17)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002............  $  10.40         (0.06)(5)         (1.52)          0.00            0.00
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......  $  10.00         (0.04)             0.44           0.00            0.00

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED)..  $  13.23          0.10             (0.36)          0.00            0.00

FINANCIAL HIGHLIGHTS               WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

                                                  DISTRIBUTIONS      ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                   IN EXCESS OF   NET ASSET   -----------------------------------------------------
                                                       REALIZED   VALUE PER   NET INVESTMENT        GROSS      EXPENSES         NET
                                                          GAINS       SHARE    INCOME (LOSS)     EXPENSES        WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....           0.00    $  12.96             3.18%        6.29%       (5.73)%       0.56%
JANUARY 1, 2004 TO DECEMBER 31, 2004............           0.00    $  13.16             2.33%        4.78%       (4.77)%       0.01%
JANUARY 1, 2003 TO DECEMBER 31, 2003............           0.00    $  11.47             1.78%        7.65%       (7.64)%       0.01%
JANUARY 1, 2002 TO DECEMBER 31, 2002............           0.00    $   8.84            (0.58)%      52.39%      (50.18)%       2.21%
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......           0.00    $  10.41            (1.12)%       2.23%        0.00%        2.23%

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....           0.00    $  12.92             2.96%        7.29%       (6.36)%       0.93%
JANUARY 1, 2004 TO DECEMBER 31, 2004............           0.00    $  13.13             2.32%        5.52%       (5.52)%       0.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003............           0.00    $  11.45             2.01%        8.58%       (8.58)%       0.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002............           0.00    $   8.82            (0.83)%      52.04%      (49.66)%       2.38%
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......           0.00    $  10.40            (1.60)%       2.98%       (0.28)%       2.70%

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....           0.00    $  12.90             2.88%        7.01%       (6.17)%       0.84%
JANUARY 1, 2004 TO DECEMBER 31, 2004............           0.00    $  13.12             2.31%        5.51%       (5.51)%       0.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003............           0.00    $  11.43             2.15%        8.36%       (8.35)%       0.01%
JANUARY 1, 2002 TO DECEMBER 31, 2002............           0.00    $   8.82            (0.68)%      52.54%      (50.13)%       2.41%
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......           0.00    $  10.40            (1.60)%       2.98%       (0.28)%       2.70%

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED)..           0.00    $  12.97             3.64%        5.97%       (4.62)%       1.35%

                                                                 PORTFOLIO      NET ASSETS AT
                                                     TOTAL        TURNOVER      END OF PERIOD
                                                 RETURN(2)         RATE(3)    (000'S OMITTED)
---------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND
---------------------------------------------------------------------------------------------

CLASS A
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....     (1.29)%            28%           $   945
JANUARY 1, 2004 TO DECEMBER 31, 2004............     19.38%             28%           $   757
JANUARY 1, 2003 TO DECEMBER 31, 2003............     31.38%             88%           $   585
JANUARY 1, 2002 TO DECEMBER 31, 2002............    (15.08)%            47%           $   161
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......      4.10%              4%           $   104

CLASS B
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....     (1.52)%            28%           $ 1,489
JANUARY 1, 2004 TO DECEMBER 31, 2004............     19.32%             28%           $ 1,218
JANUARY 1, 2003 TO DECEMBER 31, 2003............     31.58%             88%           $   727
JANUARY 1, 2002 TO DECEMBER 31, 2002............    (15.19)%            47%           $   289
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......      4.00%              4%           $   104

CLASS C
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)....     (1.45)%            28%           $   245
JANUARY 1, 2004 TO DECEMBER 31, 2004............     19.44%             28%           $   317
JANUARY 1, 2003 TO DECEMBER 31, 2003............     31.52%             88%           $   183
JANUARY 1, 2002 TO DECEMBER 31, 2002............    (15.19)%            47%           $   150
SEPTEMBER 28, 2001(4) TO DECEMBER 31, 2001......      4.00%              4%           $   104

ADMINISTRATOR CLASS
APRIL 11, 2005(4) TO JUNE 30, 2005 (UNAUDITED)..     (1.97)%            28%           $    10

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE 3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(4)   COMMENCEMENT OF OPERATIONS.

(5)   CALCULATED BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND      NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the International Core Fund.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                     Acquiring Fund                                                             Target Fund
-----------------------------------------------------------------------------------------------------------------------------
     WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS A                 STRONG ADVISOR INTERNATIONAL CORE FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------------
     WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS B                 STRONG ADVISOR INTERNATIONAL CORE FUND CLASS B
-----------------------------------------------------------------------------------------------------------------------------
     WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS C                 STRONG ADVISOR INTERNATIONAL CORE FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------------
     WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND ADMINISTRATOR CLASS     NEW

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  WELLS FARGO ADVANTAGE
                                                         INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND      NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                       Sub-Advisory
                                                           Advisory Fees*                                               Fees (% of
                                    Average Daily           (% of Average                         Average Daily        Average Daily
     Fund                            Net Assets           Daily Net Assets)  Sub-Adviser           Net Assets           Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL CORE FUND           $0 - $499 million        0.950          New Star         $0 - $400 million           0.25
                             $500 million - $999 million        0.900       Institutional  $400 million - $800 million      0.18
                              $1 billion - $2.99 billion        0.850          Managers           >$800 million             0.16
                              $3 billion - $4.99 billion        0.825          Limited
                                          >$4.99 billion        0.800
------------------------------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                                                                       Advisory Fees
                                                                                                                       (% of Average
                                                                                                                          Daily
     Fund                                                     Average Daily Net Assets                                  Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL CORE FUND                                        $0 - $3.99 billion                                      0.750
                                                            $4 billion - $5.99 billion                                      0.725
                                                                           >$6 billion                                      0.700
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                                                                     Admin Fees**
                                                                  Average Daily                                      (% of Average
                                                                   Net Assets                                      Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
     FUND LEVEL                                                     $0 - $4.99 billion                                   0.05
                                                            $5 billion - $9.99 billion                                   0.04
                                                                       > $9.99 billion                                   0.03
------------------------------------------------------------------------------------------------------------------------------------
     CLASS A                                                                                                             0.23
------------------------------------------------------------------------------------------------------------------------------------
     CLASS B                                                                                                             0.23
------------------------------------------------------------------------------------------------------------------------------------
     CLASS C                                                                                                             0.23
------------------------------------------------------------------------------------------------------------------------------------
     ADMINISTRATOR CLASS                                                                                                 0.10
------------------------------------------------------------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  WELLS FARGO ADVANTAGE
                                                         INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

                                                                                                                      Admin Fees
                                                                                                                     (% of Average
                                                                                                                   Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      CLASS A                                                                                                            0.30
------------------------------------------------------------------------------------------------------------------------------------
      CLASS B                                                                                                            0.30
------------------------------------------------------------------------------------------------------------------------------------
      CLASS C                                                                                                            0.30
------------------------------------------------------------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds.

      For financial statement presentation, transfer agent fees for the period from January 1, 2005 though April 10, 2005, as shown below, have been combined with administration fees.

                                                                 Transfer Agent Fees and Other Related Expenses
     Fund                                           Class A                        Class B                              Class C
------------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL CORE FUND                         $426                           $769                                 $129
------------------------------------------------------------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rate:

                                                                                                                     % of Average
      Fund                                                                                                         Daily Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                                                                                            0.10
------------------------------------------------------------------------------------------------------------------------------------

      Prior to February 28, 2005, State Street served as custodian for each of the predecessor Strong Funds. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                                                                     % of Average
      Share Class                                                                                                  Daily Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      ALL CLASSES                                                                                                        0.25*
------------------------------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

                                                                                                                      Administrator
      Fund                                        Class A              Class B                Class C                     Class
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                       $394                 $766                   $115                       $5
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class A, B, and C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of Class A, B, and C shares.

      For the six months ended June 30, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 28, 2005, State Street served as fund accountant to each of the predecessor Strong Funds. Fund accounting fees were paid by the Funds' administrator and not by the Funds.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND      NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                                                         Net Operating Expense Ratios
                                                                                                                      Administrator
     Fund                                          Class A              Class B                Class C                    Class
------------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL CORE FUND                        1.50%                2.25%                  2.25%                     1.25%
------------------------------------------------------------------------------------------------------------------------------------

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Strong Capital Management, Inc. ("SCM") and/or SISI had contractually agreed to waive its fees and/or absorb expenses for Class A, B, and C shares of the International Core Fund until May 1, 2005, to keep total annual operating expenses at no more than 2.50% for the Class A, B, and C shares. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                                      Waived Fees and Reimbursed Expenses
      Fund                                          Class A                         Class B                      Class C
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                       $12,854                          $27,273                      $4,524
------------------------------------------------------------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Fund                                                     Purchases at Cost                               Sales Proceeds
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                                      $3,014,833                                     $600,200
------------------------------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, the International Core Fund had no borrowings under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

OTHER INFORMATION (UNAUDITED)                              WELLS FARGO ADVANTAGE
                                                         INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE ***         PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
   J. Tucker Morse          Trustee, since 1987           Private Investor/Real Estate        None
   60                                                     Developer; Chairman of White
                                                          Point Capital, LLC.
------------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND             PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE ***         PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
   Thomas S. Goho           Trustee, since 1987           Associate Professor of Finance,     None
   62                                                     Wake Forest University,
                                                          Calloway School of Business
                                                          and Accountancy.
------------------------------------------------------------------------------------------------------------------------------------
   Peter G. Gordon          Trustee, since 1998           Chairman, CEO, and Co-              None
   62                       (Chairman, since 2005)        Founder of Crystal Geyser
                                                          Water Company and President
                                                          of Crystal Geyser Roxane Water
                                                          Company.
------------------------------------------------------------------------------------------------------------------------------------
   Richard M. Leach         Trustee, since 1987           Retired. Prior thereto, President   None
   71                                                     of Richard M. Leach Associates
                                                          (a financial consulting firm).
------------------------------------------------------------------------------------------------------------------------------------
   Timothy J. Penny         Trustee, since 1996           Senior Counselor to the public      None
   53                                                     relations firm of Himle-Horner
                                                          and Senior Fellow at the
                                                          Humphrey Institute,
                                                          Minneapolis, Minnesota (a pub-
                                                          lic policy organization).
------------------------------------------------------------------------------------------------------------------------------------
   Donald C. Willeke        Trustee, since 1996           Principal in the law firm of        None
   65                                                     Willeke & Daniels.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND      OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE      PAST FIVE YEARS                            OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
   Karla M. Rabusch         President, since 2003         Executive Vice President of         None
   46                                                     Wells Fargo Bank, N.A.
                                                          President of Wells Fargo Funds
                                                          Management, LLC. Senior Vice
                                                          President and Chief
                                                          Administrative Officer of Wells
                                                          Fargo Funds Management, LLC
                                                          from 2001 to 2003. Vice
                                                          President of Wells Fargo Bank,
                                                          N.A. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
   Stacie D. DeAngelo       Treasurer, since 2003         Senior Vice President of Wells      None
   36                                                     Fargo Bank, N.A. Senior Vice
                                                          President of Operations for
                                                          Wells Fargo Funds
                                                          Management, LLC. Prior there
                                                          to, Operations Manager at
                                                          Scudder Weisel Capital, LLC
                                                          from 2000 to 2001. Director of
                                                          Shareholder Services at BISYS
                                                          Fund Services from 1999
                                                          to 2000.
------------------------------------------------------------------------------------------------------------------------------------
   C. David Messman         Secretary, since 2000         Vice President and Managing         None
   45                                                     Senior Counsel of Wells Fargo
                                                          Bank, N.A. Senior Vice
                                                          President and Secretary of Wells
                                                          Fargo Funds Management, LLC.
                                                          Vice President and Senior
                                                          Counsel of Wells Fargo Bank,
                                                          N.A. from 1996 to 2003.

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)      WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:
--------------------------------------------------------------------------------

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreement. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the International Core Fund (the "Fund"); and (ii) an investment sub-advisory agreement with New Star Institutional Managers Limited ("New Star") for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with New Star are collectively referred to as the "Advisory Agreements."

      More specifically, at meetings held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and New Star, and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreement for the Fund at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of the Strong Advisor International Core Fund (the accounting survivor) into the Wells Fargo Advantage International Core Fund (the "Reorganization"). The Reorganization was effective at the close of business on April 8, 2005. The Fund commenced operations on April 11, 2005. Accordingly, references to the Fund refer to either the predecessor fund or the Fund as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor fund or those of the Fund as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Fund by Funds Management and New Star under the Advisory Agreements. Responses of Funds Management and New Star to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and New Star.

      The Board also considered the ability of Funds Management and New Star, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and New Star's compensation for its personnel that would be involved in the management of the Fund. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and New Star. In addition, the Board took into account the administrative services anticipated to be provided to the Fund by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to the Fund by Funds Management and New Star.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results of the Fund over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to the Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe. The Board noted that the Fund's performance was better than, or not appreciably below, the median performance of the Fund's Peer Group for all time periods.

      The Board received and considered information regarding the Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratio for the Fund was lower than the Fund's Peer Group's median net operating expense ratio.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND      OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Fund to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Fund's administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administration services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to New Star for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Fund were lower than, or not appreciably higher than, the median rates of the Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Fund (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to the Fund's Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Fund had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Fund. The Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board considered that the sub-advisory fees paid to New Star had been negotiated by Funds Management on an arms length basis and was not a material factor in determining whether to review the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential realization of any future economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that potential economies of scale will be shared reasonably with Fund shareholders, including particularly through Advisory Agreement Rate breakpoints, which are applicable to the Fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by New Star to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and New Star, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND NEW STAR
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and New Star as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and New Star with the Fund and benefits potentially derived from an increase in the business of Funds Management and New Star as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or New Star and its affiliates).

      The Board also considered the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of New Star regarding the anticipated allocation of portfolio investment opportunities among the Fund and other clients.

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Fund, including the principal channels through which the Funds' shares would be offered and sold. The Board noted that the Fund is now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and New Star in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15(c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and New Star, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

LIST OF ABBREVIATIONS                                      WELLS FARGO ADVANTAGE
                                                         INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG         -- Association of Bay Area Governments
ADR          -- American Depositary Receipt
AMBAC        -- American Municipal Bond Assurance Corporation
AMT          -- Alternative Minimum Tax
ARM          -- Adjustable Rate Mortgages
BART         -- Bay Area Rapid Transit
CDA          -- Community Development Authority
CDSC         -- Contingent Deferred Sales Charge
CGIC         -- Capital Guaranty Insurance Company
CGY          -- Capital Guaranty Corporation
CMT          -- Constant Maturity Treasury
COFI         -- Cost of Funds Index
Connie Lee   -- Connie Lee Insurance Company
COP          -- Certificate of Participation
CP           -- Commercial Paper
CTF          -- Common Trust Fund
DW&P         -- Department of Water & Power
DWR          -- Department of Water Resources
EDFA         -- Education Finance Authority
FFCB         -- Federal Farm Credit Bank
FGIC         -- Financial Guaranty Insurance Corporation
FHA          -- Federal Housing Authority
FHLB         -- Federal Home Loan Bank
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRN          -- Floating Rate Notes
FSA          -- Financial Security Assurance, Inc
GDR          -- Global Depositary Receipt
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HFA          -- Housing Finance Authority
HFFA         -- Health Facilities Financing Authority
IDA          -- Industrial Development Authority
IDR          -- Industrial Development Revenue
LIBOR        -- London Interbank Offered Rate
LLC          -- Limited Liability Corporation
LOC          -- Letter of Credit
LP           -- Limited Partnership
MBIA         -- Municipal Bond Insurance Association
MFHR         -- Multi-Family Housing Revenue
MUD          -- Municipal Utility District
MTN          -- Medium Term Note
PCFA         -- Pollution Control Finance Authority
PCR          -- Pollution Control Revenue
PFA          -- Public Finance Authority
PLC          -- Private Placement
PSFG         -- Public School Fund Guaranty
RAW          -- Revenue Anticipation Warrants
RDA          -- Redevelopment Authority
RDFA         -- Redevelopment Finance Authority
R&D          -- Research & Development
SFHR         -- Single Family Housing Revenue
SFMR         -- Single Family Mortgage Revenue
SLMA         -- Student Loan Marketing Association
STEERS       -- Structured Enhanced Return Trust
TBA          -- To Be Announced
TRAN         -- Tax Revenue Anticipation Notes
USD          -- Unified School District
V/R          -- Variable Rate
WEBS         -- World Stock Benchmark Shares
XLCA         -- XL Capital Assurance

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

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

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

[LOGO]
WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778
Web: www.wellsfargo.com/advantagefunds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

             -------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
(c) 2005 Wells Fargo     www.wellsfargo.com/advantagefunds      RT51995 08-05
Advantage Funds, LLC.                                        SINTLD/SAR108 06-05
All rights reserved.

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS
--------------------------------------------------------------------------------
                                  JUNE 30, 2005
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
[PHOTO OMITTED]
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE BALANCED FUND

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Balanced Fund .........................................................     2
Fund Expenses ............................................................     4
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Balanced Fund .........................................................     5
Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ...................................    13
   Statement of Operations ...............................................    14
   Statements of Changes in Net Assets ...................................    15
   Financial Highlights ..................................................    16
--------------------------------------------------------------------------------
Notes to Financial Statements ............................................    18
--------------------------------------------------------------------------------
Other Information ........................................................    23
--------------------------------------------------------------------------------
List of Abbreviations ....................................................    28
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                       WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at www.wellsfargo.com/advantagefunds. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE BALANCED FUND semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of the Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate, its principal policy tool, from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of 2005. The S&P 500 Index was around 1200 as the year began. It ended the first half of the year at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well for most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those markets to underperform. In June 2005, the corporate sector recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period--growth that has been sufficient to bring the unemployment rate down to 5.0%, the lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE BALANCED FUND                       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE BALANCED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE BALANCED FUND (the Fund) seeks a combination of capital appreciation and current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Gary J. Dunn, CFA                       12/30/1981
   W. Frank Koster
   David L. Roberts, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (0.11)%(1), for the six-month period ended June 30, 2005, outperforming the S&P 500 Index(2) which returned (0.81)%, but underperforming the Lehman Brothers Aggregate Bond Index(3), which returned 2.51%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH- END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance during the reporting period was impacted by its portfolio's roughly 60% allocation to equities. As equities underperformed bonds during that time, the portfolio experienced a slight decline of (0.11)%. On the equity side, there was positive performance from the Fund's utilities, energy, consumer discretionary, and health care holdings, while weaker performance came from the Fund's telecommunication services, industrials, consumer staples, and technology holdings. On the fixed-income side, the Fund benefited from the flattening yield curve, as well as overweighted positions in the corporate and mortgage sectors.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      On the equity side, adjustments were made to specific sector weightings. In general, exposure was increased in the consumer staples sector as valuation levels became more attractive, adding quality companies such as Kimberly Clark, PepsiCo, and Sara Lee. We also added to the financial sector with Citigroup, St. Paul Travelers, and Wachovia. The health care weighting was also increased with emphasis shifting to larger cap stocks with, what we believe, more predictable earnings growth, such as Abbott Labs, Eli Lilly, Pfizer, and Medtronic. Primary reductions were concentrated in the industrials and technology sectors.

      On the bond side, the strategy continued to be maintaining shorter maturities and diversification in response to negative news from General Motors and Ford.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the economy is still growing at a reasonable pace and that the Federal Reserve could potentially continue to raise interest rates for at least the next few meetings. The equity portion of the Fund expects to continue to emphasize companies with consistent earnings and cash flow generation. The fixed-income portion of the Fund expects to remain overweighted in corporate bonds and mortgage-backed securities. We will continue to seek to trade opportunistically around these sectors.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, CHANGES IN INTEREST RATES, AND GENERAL MARKET AND ECONOMIC CONDITIONS. THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK AND HIGH YIELD BOND RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE BALANCED FUND.

PERFORMANCE HIGHLIGHTS                       WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                    6-Month*   1-Year   5-Year   10-Year
----------------------------------------------------------------------------------------
      Balanced Fund - Investor Class                 (0.11)     5.17    (1.88)    6.16
----------------------------------------------------------------------------------------
      Benchmarks
----------------------------------------------------------------------------------------
        S&P 500 Index(2)                             (0.81)     6.32    (2.37)    9.94
----------------------------------------------------------------------------------------
        Lehman Brothers Aggregate Bond Index(3)       2.51      6.80     7.40     6.83

*  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS(4,5) (AS OF JUNE 30, 2005)
-----------------------------------------------------------
      General Electric Company                        2.81%
-----------------------------------------------------------
      Exxon Mobil Corporation                         2.23%
-----------------------------------------------------------
      Microsoft Corporation                           1.94%
-----------------------------------------------------------
      Bank Of America Corporation                     1.81%
-----------------------------------------------------------
      Citigroup Incorporated                          1.76%
-----------------------------------------------------------
      Proctor & Gamble Company                        1.72%
-----------------------------------------------------------
      U.S. Treasury Note, 10.38%, 11/15/2012          1.58%
-----------------------------------------------------------
      FNMA #73944                                     1.43%
-----------------------------------------------------------
      JP Morgan Chase & Company                       1.42%
-----------------------------------------------------------
      Nokia Oyj ADR                                   1.42%

SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                        11%
Consumer Staples                               9%
Energy                                         8%
Financial Services                            21%
Health Care                                   14%
Industrials                                   11%
Information Technology                        17%
Materials                                      3%
Telecommunications                             2%
Utilities                                      4%

FUND CHARACTERISTICS(5) (AS OF JUNE 30, 2005)
-------------------------------------------------------------
      Beta**                                            0.56
-------------------------------------------------------------
      Average Coupon of Bond Portfolio                  5.70%
-------------------------------------------------------------
      Average Maturity of Bond Portfolio         14.41 years
-------------------------------------------------------------
      Average Duration of Bond Portfolio          3.11 years
-------------------------------------------------------------
      Average Credit Quality of Bond Portfolio           Aa1
-------------------------------------------------------------
      Portfolio Turnover                                  69%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

GROWTH OF $10,000 INVESTMENT(6) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE                           LEHMAN BROTHERS
             BALANCED FUND INVESTOR CLASS    S&P 500 INDEX    AGGREGATE BOND INDEX
             ----------------------------   ---------------   --------------------
 6/30/1995              10000                    10000              10000
 7/31/1995              10392                    10331               9978
 8/31/1995              10418                    10357              10099
 9/30/1995              10604                    10794              10197
10/31/1995              10578                    10756              10329
11/30/1995              10864                    11227              10484
12/31/1995              11042                    11444              10631
 1/31/1996              11031                    11833              10701
 2/29/1996              11087                    11943              10515
 3/31/1996              11138                    12057              10441
 4/30/1996              11421                    12235              10383
 5/31/1996              11483                    12549              10362
 6/30/1996              11356                    12597              10501
 7/31/1996              10957                    12040              10529
 8/31/1996              11242                    12294              10511
 9/30/1996              11596                    12985              10694
10/31/1996              11578                    13343              10932
11/30/1996              12096                    14351              11119
12/31/1996              12196                    14067              11015
 1/31/1997              12441                    14946              11049
 2/28/1997              12473                    15062              11077
 3/31/1997              12130                    14445              10954
 4/30/1997              12308                    15306              11118
 5/31/1997              12802                    16236              11224
 6/30/1997              13110                    16964              11358
 7/31/1997              13891                    18312              11664
 8/31/1997              13539                    17287              11565
 9/30/1997              14159                    18232              11735
10/31/1997              13818                    17623              11905
11/30/1997              13985                    18439              11960
12/31/1997              14229                    18756              12081
 1/31/1998              14293                    18963              12235
 2/28/1998              15011                    20330              12226
 3/31/1998              15595                    21371              12267
 4/30/1998              15696                    21589              12331
 5/31/1998              15588                    21218              12448
 6/30/1998              16224                    22079              12554
 7/31/1998              16362                    21845              12580
 8/31/1998              14359                    18688              12785
 9/30/1998              14893                    19886              13085
10/31/1998              15441                    21503              13015
11/30/1998              16303                    22806              13089
12/31/1998              17266                    24120              13129
 1/31/1999              17825                    25128              13222
 2/28/1999              17435                    24346              12990
 3/31/1999              18054                    25320              13062
 4/30/1999              18415                    26300              13104
 5/31/1999              17936                    25680              12988
 6/30/1999              18583                    27105              12947
 7/31/1999              18217                    26259              12892
 8/31/1999              17972                    26129              12886
 9/30/1999              17890                    25412              13036
10/31/1999              18724                    27021              13084
11/30/1999              19039                    27570              13082
12/31/1999              19943                    29193              13020
 1/31/2000              19241                    27728              12977
 2/29/2000              19787                    27204              13134
 3/31/2000              20764                    29864              13307
 4/30/2000              20159                    28965              13268
 5/31/2000              19624                    28372              13262
 6/30/2000              19989                    29072              13538
 7/31/2000              19759                    28619              13661
 8/31/2000              20607                    30396              13859
 9/30/2000              20191                    28791              13946
10/31/2000              19784                    28670              14038
11/30/2000              18426                    26411              14269
12/31/2000              18675                    26540              14534
 1/31/2001              19052                    27483              14772
 2/28/2001              17803                    24979              14901
 3/31/2001              17067                    23398              14975
 4/30/2001              17662                    25213              14912
 5/31/2001              17731                    25382              15002
 6/30/2001              17388                    24766              15059
 7/31/2001              17275                    24523              15396
 8/31/2001              16598                    22990              15573
 9/30/2001              15759                    21135              15755
10/31/2001              15969                    21539              16085
11/30/2001              16696                    23191              15863
12/31/2001              16616                    23395              15761
 1/31/2002              16439                    23053              15889
 2/28/2002              16254                    22608              16043
 3/31/2002              16487                    23458              15777
 4/30/2002              15981                    22037              16083
 5/31/2002              15856                    21876              16220
 6/30/2002              15178                    20318              16359
 7/31/2002              14579                    18735              16557
 8/31/2002              14632                    18857              16837
 9/30/2002              13897                    16809              17110
10/31/2002              14554                    18287              17031
11/30/2002              15013                    19362              17026
12/31/2002              14514                    18226              17378
 1/31/2003              14252                    17750              17394
 2/28/2003              14153                    17484              17634
 3/31/2003              14247                    17652              17620
 4/30/2003              15017                    19106              17766
 5/31/2003              15570                    20111              18096
 6/30/2003              15689                    20368              18060
 7/31/2003              15716                    20727              17453
 8/31/2003              15925                    21131              17569
 9/30/2003              15849                    20907              18034
10/31/2003              16423                    22088              17865
11/30/2003              16505                    22283              17908
12/31/2003              17034                    23450              18090
 1/31/2004              17207                    23882              18236
 2/29/2004              17390                    24214              18433
 3/31/2004              17278                    23848              18572
 4/30/2004              16893                    23474              18089
 5/31/2004              17058                    23795              18016
 6/30/2004              17288                    24257              18119
 7/31/2004              16902                    23454              18298
 8/31/2004              17012                    23548              18648
 9/30/2004              17205                    23802              18698
10/31/2004              17427                    24166              18855
11/30/2004              17952                    25145              18705
12/31/2004              18202                    26000              18877
 1/31/2005              17896                    25366              18996
 2/28/2005              18183                    25898              18883
 3/31/2005              17969                    25440              18787
 4/30/2005              17820                    24957              19041
 5/31/2005              18136                    25750              19246
 6/30/2005              18182                    25786              19352

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE BALANCED FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Balanced Fund, its predecessor fund. Effective at the close of business on April 8, 2005, certain Strong Funds were reorganized into certain WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

(4) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the Portfolio.

(5) Sector distribution, portfolio holdings and Fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and Fund characteristics.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE BALANCED FUND Investor Class shares for the most recent ten years with the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE BALANCED FUND                                FUND EXPENSES
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Beginning     Ending
                                                  Account     Account      Expenses     Net Annual
                                                   Value       Value      Paid During    Expense
      Balanced Fund                               1/1/05      6/30/05      Period(1)      Ratio
--------------------------------------------------------------------------------------------------
      Balanced Fund - Investor Class
      Actual                                     $1,000.00   $   998.90      $6.44        1.30%
--------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)   $1,000.00   $ 1,018.35      $6.51        1.30%

(1) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
AGENCY NOTES - INTEREST BEARING - 2.01%
$     1,360,000    FNMA                                                                    5.50%      02/15/2006    $     1,374,729
        945,000    FNMA                                                                    5.25       06/15/2006            957,988
        575,000    FNMA                                                                    2.88       05/19/2008            559,199

TOTAL AGENCY NOTES - INTEREST BEARING (COST $2,901,743)                                                                   2,891,916
                                                                                                                    ---------------

AGENCY SECURITIES - 5.01%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.77%
          2,999    FHLMC #170151                                                          10.50       01/01/2016              3,420
         13,192    FHLMC #254325                                                          10.25       03/01/2015             14,298
        260,926    FHLMC #G11487                                                           8.00       03/01/2016            278,523
        797,451    FHLMC #G18005                                                           5.00       08/01/2019            806,830

                                                                                                                          1,103,071
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.17%
        417,320    FNMA #725638                                                            5.00       12/01/2018            422,322
      1,410,283    FNMA #735613                                                            6.00       02/01/2035          1,447,674
      2,021,492    FNMA #73944                                                             6.96       01/01/2007          2,076,270
        600,145    FNMA #821116                                                            6.00       05/01/2035            615,487
      1,425,000    FNMA TBA%%                                                              5.50       07/01/2035          1,444,149

                                                                                                                          6,005,902
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.07%
         95,418    GNMA #780434                                                            7.50       12/15/2007             97,115
                                                                                                                    ---------------
TOTAL AGENCY SECURITIES (COST $7,159,653)                                                                                 7,206,088
                                                                                                                    ---------------
ASSET-BACKED SECURITIES - 3.71%
      1,380,637    COMMUNITY PROGRAM LOAN TRUST SERIES 1987-A CLASS A4                     4.50       10/01/2018          1,379,505
        247,353    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-             3.46       05/15/2028            247,529
        674,602    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-             3.51       02/15/2034            676,729
        417,289    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-            3.52       12/15/2033            418,344
      1,314,817    FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A2                     3.08       07/15/2007          1,311,420
        406,978    RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2004-3 CLASS AF1+/-           3.53       11/25/2034            407,019
        345,261    TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                     3.79       12/25/2034            345,261
        560,000    USAA AUTO OWNER TRUST SERIES 2004-3 CLASS A2                            2.79       06/15/2007            557,998

TOTAL ASSET-BACKED SECURITIES (COST $5,346,955)                                                                           5,343,805
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.97%
        405,887    ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1               7.10       08/13/2029            411,876
        603,796    BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2004-8 CLASS 2CB1         6.00       09/25/2034            618,627
        687,689    BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-5 CLASS 5A1          6.00       06/25/2035            707,759
        493,061    CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2004-HYB4
                   CLASS AA+/-                                                             3.64       12/25/2034            493,061
        866,758    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-30CB CLASS 3A1           5.00       02/25/2020            872,948
      1,495,000    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                   2005-C1 CLASS A3                                                        4.81       02/15/2038          1,524,457
        375,074    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-       4.31       07/25/2043            388,550
        435,641    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-       4.45       10/25/2043            449,695
        481,691    FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                              9.50       11/25/2031            521,764
         26,305    FNMA SERIES G92-61 CLASS FJ+/-                                          3.62       10/25/2022             26,216
        710,000    FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                                4.75       12/25/2042            705,922
      1,185,000    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C1
                   CLASS A5+/-                                                             4.77       06/10/2048          1,204,165

WELLS FARGO ADVANTAGE BALANCED FUND
                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED  FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     1,155,000    JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                   2005-LDP1 CLASS A4+/-                                                   5.04%       03/15/2046   $     1,196,043
        573,371    JP MORGAN MORTGAGE TRUST                                                5.36        09/25/2010           577,851
        455,981    JP MORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A+/-                     4.93        04/25/2035           457,166
        408,577    JP MORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                   5.17        06/25/2035           413,439
        450,593    MSAT SERIES 2005-RR4 CLASS A1++                                         4.38        08/22/2036           451,314
        325,000    NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AP2 CLASS A1+/-         3.45        07/25/2035           325,000
       122,162     WASHINGTON MUTUAL INCORPORATED SERIES 2002-AR7 CLASS A6+/-              5.53        07/25/2032           121,845

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $11,374,894)                                                             11,467,698
                                                                                                                    ---------------

SHARES

COMMON STOCKS - 65.03%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.09%
         40,300    HOME DEPOT INCORPORATED                                                                                1,567,670
                                                                                                                    ---------------

BUSINESS SERVICES - 3.25%
         22,500    AUTOMATIC DATA PROCESSING INCORPORATED                                                                   944,325
        113,000    MICROSOFT CORPORATION                                                                                  2,806,920
         21,600    SAP AG                                                                                                   935,280

                                                                                                                          4,686,525
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.64%
         24,000    ABBOTT LABORATORIES                                                                                    1,176,240
         15,000    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    904,500
         13,900    AMGEN INCORPORATED+                                                                                      840,394
         18,000    DU PONT (E.I.) DE NEMOURS & COMPANY                                                                      774,180
         20,000    ELI LILLY & COMPANY                                                                                    1,114,200
         65,000    PFIZER INCORPORATED                                                                                    1,792,700
         47,200    PROCTER & GAMBLE COMPANY                                                                               2,489,800
         20,000    ROHM & HAAS COMPANY                                                                                      926,800
         22,000    WYETH                                                                                                    979,000

                                                                                                                         10,997,814
                                                                                                                    ---------------

COMMUNICATIONS - 1.51%
          8,800    ALLTEL CORPORATION                                                                                       548,064
         35,000    SBC COMMUNICATIONS INCORPORATED                                                                          831,250
         23,000    VERIZON COMMUNICATIONS INCORPORATED                                                                      794,650

                                                                                                                          2,173,964
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 7.08%
         57,500    BANK OF AMERICA CORPORATION                                                                            2,622,575
         55,000    CITIGROUP INCORPORATED                                                                                 2,542,650
         25,000    FIFTH THIRD BANCORP                                                                                    1,030,250
         58,416    JP MORGAN CHASE & COMPANY                                                                              2,063,253
         34,900    US BANCORP                                                                                             1,019,080
         18,500    WACHOVIA CORPORATION                                                                                     917,600

                                                                                                                         10,195,408
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.58%
         30,000    MCDONALD'S CORPORATION                                                                                   832,500
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 2.81%
         14,000    DOMINION RESOURCES INCORPORATED                                                                  $     1,027,460
         20,000    DUKE ENERGY CORPORATION                                                                                  594,600
         13,600    ENTERGY CORPORATION                                                                                    1,027,480
         27,300    EXELON CORPORATION                                                                                     1,401,309

                                                                                                                          4,050,849
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.75%
         90,000    CISCO SYSTEMS INCORPORATED+                                                                            1,719,900
         14,000    EMERSON ELECTRIC COMPANY                                                                                 876,820
        117,400    GENERAL ELECTRIC COMPANY                                                                               4,067,910
         62,100    INTEL CORPORATION                                                                                      1,618,326
         55,000    MOTOROLA INCORPORATED                                                                                  1,004,300
        123,400    NOKIA OYJ ADR                                                                                          2,053,376
         45,000    TEXAS INSTRUMENTS INCORPORATED                                                                         1,263,150

                                                                                                                         12,603,782
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.72%
         19,400    QUEST DIAGNOSTICS INCORPORATED                                                                         1,033,438
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.42%
         23,000    FORTUNE BRANDS INCORPORATED                                                                            2,042,400
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.76%
         33,000    PEPSICO INCORPORATED                                                                                   1,779,690
         38,000    SARA LEE CORPORATION                                                                                     752,780

                                                                                                                          2,532,470
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.32%
         14,300    MASCO CORPORATION                                                                                        454,168
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.96%
         34,000    MAY DEPARTMENT STORES COMPANY                                                                          1,365,440
         27,600    TARGET CORPORATION                                                                                     1,501,716
         29,000    WAL-MART STORES INCORPORATED                                                                           1,397,800

                                                                                                                          4,264,956
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.06%
         12,000    3M COMPANY                                                                                               867,600
         17,100    DELL INCORPORATED+                                                                                       675,621
         62,000    HEWLETT-PACKARD COMPANY                                                                                1,457,620
         18,900    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,402,380

                                                                                                                          4,403,221
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.45%
         17,700    ALLSTATE CORPORATION                                                                                   1,057,575
         27,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              1,568,700
         35,000    METLIFE INCORPORATED                                                                                   1,572,900
         45,000    ST. PAUL COMPANIES INCORPORATED                                                                        1,778,850
         35,800    UNITEDHEALTH GROUP INCORPORATED                                                                        1,866,612

                                                                                                                          7,844,637
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE BALANCED FUND
                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 1.62%
         28,000    BAXTER INTERNATIONAL INCORPORATED                                                                $     1,038,800
         25,000    MEDTRONIC INCORPORATED                                                                                 1,294,750

                                                                                                                          2,333,550
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.59%
         28,500    JOHNSON & JOHNSON                                                                                      1,852,500
         15,000    TYCO INTERNATIONAL LIMITED                                                                               438,000

                                                                                                                          2,290,500
                                                                                                                    ---------------

MOTION PICTURES - 1.31%
         60,000    TIME WARNER INCORPORATED+                                                                              1,002,600
         35,000    WALT DISNEY COMPANY                                                                                      881,300

                                                                                                                          1,883,900
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.63%
         13,100    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                               905,996
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.68%
         18,400    AMERICAN EXPRESS COMPANY                                                                                 979,432
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.22%
          9,700    ANADARKO PETROLEUM CORPORATION                                                                           796,855
         20,000    HALLIBURTON COMPANY                                                                                      956,400

                                                                                                                          1,753,255
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.61%
         14,000    KIMBERLY-CLARK CORPORATION                                                                               876,260
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.01%
         20,000    CHEVRONTEXACO CORPORATION                                                                              1,118,400
         24,900    CONOCOPHILLIPS                                                                                         1,431,501
         56,100    EXXONMOBIL CORPORATION                                                                                 3,224,067

                                                                                                                          5,773,968
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.57%
         18,400    MCGRAW-HILL COMPANIES INCORPORATED                                                                       814,200
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.51%
         12,700    GOLDMAN SACHS GROUP INCORPORATED                                                                       1,295,654
         16,700    MORGAN STANLEY                                                                                           876,249

                                                                                                                          2,171,903
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.67%
         15,000    ALTRIA GROUP INCORPORATED                                                                                969,900
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.21%
          5,800    GENERAL DYNAMICS CORPORATION                                                                             635,332
         39,300    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,439,559
         21,600    UNITED TECHNOLOGIES CORPORATION                                                                        1,109,160

                                                                                                                          3,184,051
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $86,061,171)                                                                                   93,620,717
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED  FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
CORPORATE BONDS & NOTES - 11.12%

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.20%
$       295,000    KB HOME                                                                 5.75%      02/01/2014    $       292,374
                                                                                                                    ---------------

BUSINESS SERVICES - 0.29%
        100,000    CENDANT CORPORATION                                                     6.25       03/15/2010            106,494
        300,000    NATIONAL RURAL UTILITIES SERIES MTNC                                    6.50       03/01/2007            311,299

                                                                                                                            417,793
                                                                                                                    ---------------

COMMUNICATIONS - 1.22%
        150,000    CITIZENS COMMUNICATIONS COMPANY                                         9.25       05/15/2011            167,437
        250,000    COMCAST CORPORATION                                                     5.85       01/15/2010            264,388
        515,000    COX COMMUNICATIONS INCORPORATED                                         4.63       01/15/2010            513,640
        150,000    MOTOROLA INCORPORATED                                                   7.63       11/15/2010            171,634
        135,000    QWEST CORPORATION++                                                     7.63       06/15/2015            137,869
        200,000    SBC COMMUNICATIONS                                                      5.10       09/15/2014            204,492
        300,000    VERIZON GLOBAL FUNDING CORPORATION                                      4.38       06/01/2013            296,654

                                                                                                                          1,756,114
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 0.50%
        250,000    M&T BANK CORPORATION+/-++                                               3.85       04/01/2013            247,036
        450,000    PNC FUNDING CORPORATION                                                 6.13       02/15/2009            477,907

                                                                                                                            724,943
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.22%
        255,000    YUM! BRANDS INCORPORATED                                                8.88       04/15/2011            308,964
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.19%
        190,000    CAROLINA POWER & LIGHT COMPANY                                          6.50       07/15/2012            209,733
        150,000    FIRSTENERGY CORPORATION SERIES B                                        6.45       11/15/2011            163,894
        110,000    FLORIDA POWER & LIGHT COMPANY                                           6.88       12/01/2005            111,380
        345,000    MIDAMERICAN ENERGY HOLDINGS                                             7.23       09/15/2005            347,137
        305,000    NISOURCE FINANCE CORPORATION                                            7.63       11/15/2005            309,000
        175,000    PUBLIC SERVICE COMPANY OF COLORADO                                      7.88       10/01/2012            211,548
        365,000    SOUTHWESTERN ELECTRIC POWER                                             4.90       07/01/2015            365,169

                                                                                                                          1,717,861
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.22%
        305,000    KRAFT FOODS INCORPORATED                                                5.25       10/01/2013            317,381
                                                                                                                    ---------------

FOOD STORES - 0.22%
        100,000    KROGER COMPANY                                                          6.75       04/15/2012            110,731
        200,000    SAFEWAY INCORPORATED                                                    4.80       07/16/2007            201,494

                                                                                                                            312,225
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.70%
        510,000    CITIGROUP GLOBAL MARKETS                                                5.88       03/15/2006            516,952
        945,679    CORE INVESTMENT GRADE TRUST                                             4.64       11/30/2007            953,065
        250,000    CREDIT SUISSE FIRST BOSTON USA INCORPORATED                             6.50       01/15/2012            277,848
        275,000    GOLDMAN SACHS GROUP INCORPORATED                                        5.15       01/15/2014            281,807
        300,000    JP MORGAN CHASE & COMPANY                                               6.63       03/15/2012            333,979
        545,000    JP MORGAN CHASE & COMPANY                                               5.13       09/15/2014            557,508

WELLS FARGO ADVANTAGE BALANCED FUND
                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------


PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
$       200,000    MERRILL LYNCH & COMPANY SERIES MTNB                                     4.00%       11/15/2007   $       199,655
        500,000    MORGAN STANLEY                                                          5.80        04/01/2007           513,941
        250,000    PRINCIPAL LIFE GLOBAL SERIES MTN++                                      3.63        04/30/2008           246,404

                                                                                                                          3,881,159
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.17%
      3,700,000    ALADDIN GAMING/CAPITAL CORPORATION SERIES B^^                          13.50        03/01/2010            18,500
        220,000    HARRAH'S OPERATING COMPANY INCORPORATED                                 5.50        07/01/2010           227,050

                                                                                                                            245,550
                                                                                                                    ---------------

INSURANCE CARRIERS - 0.12%
        170,000    METLIFE INCORPORATED                                                    5.00        06/15/2015           172,528
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.78%
        195,000    AMERICAN GENERAL FINANCE CORPORATION                                    4.88        05/15/2010           196,891
        210,000    CAPITAL ONE BANK                                                        6.50        06/13/2013           231,049
        160,000    FORD MOTOR CREDIT COMPANY                                               7.60        08/01/2005           160,359
        250,000    FORD MOTOR CREDIT COMPANY                                               6.50        01/25/2007           251,794
        435,000    FORD MOTOR CREDIT COMPANY                                               5.70        01/15/2010           401,218
        530,000    GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                        2.75        09/25/2006           522,332
        250,000    GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                        6.50        12/10/2007           263,472
        370,000    GENERAL MOTORS ACCEPTANCE CORPORATION                                   6.88        09/15/2011           341,543
        190,000    HSBC FINANCE CORPORATION                                                4.75        04/15/2010           192,697

                                                                                                                          2,561,355
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.27%
        200,000    DEVON FINANCING CORPORATION                                             6.88        09/30/2011           223,793
        150,000    PEMEX PROJECT FUNDING MASTER TRUST                                      7.38        12/15/2014           168,225

                                                                                                                            392,018
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.14%
        175,000    VALERO ENERGY CORPORATION                                               6.88        04/15/2012           195,335
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 0.19%
        100,000    CENTERPOINT ENERGY RESOURCES CORPORATION SERIES B                       7.88        04/01/2013           118,783
        150,000    PLAINS ALL AMERICAN PIPELINE LIMITED PARTNERSHIP                        5.63        12/15/2013           155,342

                                                                                                                            274,125
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.40%
        250,000    NORFOLK SOUTHERN CORPORATION                                            6.00        04/30/2008           260,830
        305,000    UNION PACIFIC CORPORATION                                               5.75        10/15/2007           315,105

                                                                                                                            575,935
                                                                                                                    ---------------

REAL ESTATE - 0.55%
        350,000    EOP OPERATING LIMITED PARTNERSHIP                                       6.75        02/15/2012           385,279
        400,000    HIGHWOODS REALTY LIMITED PARTNERSHIP                                    7.00        12/01/2006           411,954

                                                                                                                            797,233
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE      VALUE
TRANSPORTATION EQUIPMENT - 0.47%
$       100,000    DAIMLERCHRYSLER NORTH AMERICA HOLDING                                   4.05%       06/04/2008   $        98,468
        200,000    DAIMLERCHRYSLER NORTH AMERICA HOLDING                                   7.75        01/18/2011           225,760
        185,000    FORD MOTOR COMPANY                                                      7.45        07/16/2031           154,441
        200,000    TEXAS EASTERN TRANSMISSION LIMITED PARTNERSHIP                          5.25        07/15/2007           203,144

                                                                                                                            681,813
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.27%
        245,000    FEDEX CORPORATION                                                       2.65        04/01/2007           238,616
        150,000    TRAVELERS PROPERTY CASUALTY CORPORATION                                 5.00        03/15/2013           151,814

                                                                                                                            390,430
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $16,750,046)                                                                         16,015,136
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS@ - 1.82%
        250,000    AMERICA MOVIL SA DE CV                                                  5.50        03/01/2014           249,980
        285,000    ENCANA CORPORATION                                                      4.60        08/15/2009           287,407
        350,000    FRANCE TELECOM                                                          8.00        03/01/2011           406,166
        265,000    GRUPO TELEVISA SA++                                                     6.63        03/18/2025           267,650
        200,000    HUTCHISON WHAMPOA INTERNATIONAL LIMITED++                               6.25        01/24/2014           214,997
        310,000    KFW                                                                     3.50        03/14/2008           306,778
        200,000    NORMANDY FINANCE LIMITED++                                              7.63        07/15/2008           218,424
        265,000    PREFERRED TERM SECURITIES XV+/-++                                       5.00        09/26/2034           265,663
        280,000    TELECOM ITALIA CAPITAL SA++                                             4.95        09/30/2014           277,241
        120,000    TYCO INTERNATIONAL GROUP SA                                             6.00        11/15/2013           130,499

TOTAL FOREIGN CORPORATE BONDS (COST $2,552,799)                                                                           2,624,805
                                                                                                                    ---------------

FOREIGN GOVERNMENT BONDS@ - 0.82%
        500,000    EUROPEAN INVESTMENT BANK                                                4.63        03/01/2007           506,444
        300,000    REPUBLIC OF ITALY                                                       3.63        09/14/2007           298,155
        325,000    UNITED MEXICAN STATES                                                   7.50        01/14/2012           368,550

TOTAL FOREIGN GOVERNMENT BONDS (COST $1,174,536)                                                                          1,173,149
                                                                                                                    ---------------

US TREASURY SECURITIES - 3.10%
US TREASURY BONDS - 0.59%
        575,000    US TREASURY BOND                                                        8.50        02/15/2020           843,364
                                                                                                                    ---------------

US TREASURY NOTES - 2.51%
        656,000    US TREASURY NOTE                                                        3.63        06/15/2010           653,130
      1,985,000    US TREASURY NOTE                                                       10.38        11/15/2012         2,283,137
        670,000    US TREASURY NOTE                                                        4.13        05/15/2015           679,788

                                                                                                                          3,616,055
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $4,481,941)                                                                            4,459,419
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE BALANCED FUND
                           PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
SHORT-TERM INVESTMENTS - 0.38%

MUTUAL FUND - 0.35%
        508,251    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                      $       508,251
                                                                                                                    ---------------

PRINCIPAL

US TREASURY BILLS - 0.03%
   $50,000         US TREASURY BILL^**                                                     2.88%      08/25/2005             49,780
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $558,031)                                                                                558,031
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $138,361,769)*                        100.97%                                                                 $   145,360,764
OTHER ASSETS AND LIABILITIES, NET            (0.97)                                                                      (1,399,438)
                                            ------                                                                  ---------------

TOTAL NET ASSETS                            100.00%                                                                 $   143,961,326
                                            ======                                                                  ===============

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+     NON-INCOME EARNING SECURITIES.

^^ THIS SECURITY IS CURRENTLY IN DEFAULT WITH REGARDS TO SCHEDULED INTEREST OR PRINCIPAL PAYMENTS.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

**    SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $508,251.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES -- JUNE 30, 2005 (UNAUDITED)
                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                                      BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ................................................................................    $ 144,852,513
   INVESTMENTS IN AFFILIATES .....................................................................................          508,251
                                                                                                                      -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...............................................................      145,360,764
                                                                                                                      -------------
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ..............................................................            1,015
   RECEIVABLE FOR FUND SHARES ISSUED .............................................................................              664
   RECEIVABLE FOR INVESTMENTS SOLD ...............................................................................          209,976
   RECEIVABLES FOR DIVIDENDS AND INTEREST ........................................................................          595,592
                                                                                                                      -------------
TOTAL ASSETS .....................................................................................................      146,168,011
                                                                                                                      -------------

LIABILITIES
   FOREIGN TAXES PAYABLE .........................................................................................            8,096
   PAYABLE FOR FUND SHARES REDEEMED ..............................................................................           11,990
   PAYABLE FOR INVESTMENTS PURCHASED .............................................................................        2,024,384
   DIVIDENDS PAYABLE .............................................................................................                9
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .........................................................           88,490
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR .......................................................................           31,455
   ACCRUED EXPENSES AND OTHER LIABILITIES ........................................................................           42,261
                                                                                                                      -------------
TOTAL LIABILITIES ................................................................................................        2,206,685
                                                                                                                      -------------
TOTAL NET ASSETS .................................................................................................    $ 143,961,326
                                                                                                                      -------------

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...............................................................................................    $ 147,987,131
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................................................           28,213
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .........................................................      (11,056,273)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF
      ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...................................................        6,998,995
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .........................................................            3,260
                                                                                                                      -------------
TOTAL NET ASSETS .................................................................................................    $ 143,961,326
                                                                                                                      -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - INVESTOR CLASS ...................................................................................    $ 143,961,326
   SHARES OUTSTANDING - INVESTOR CLASS ...........................................................................        7,397,962
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .................................................    $       19.46
                                                                                                                      -------------
INVESTMENTS AT COST ..............................................................................................    $ 138,361,769
                                                                                                                      -------------

(1)   THE FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE BALANCED FUND
                                                      STATEMENT OF OPERATIONS --
                              FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                   BALANCED FUND
                                                                                                                -------------------
                                                                                                                 FOR THE SIX MONTHS
                                                                                                                ENDED JUNE 30, 2005
                                                                                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ............................................................................................    $           907,622
   INTEREST ................................................................................................              1,152,207
   INCOME FROM AFFILIATED SECURITIES .......................................................................                 14,703
   SECURITIES LENDING INCOME, NET ..........................................................................                  5,487
                                                                                                                -------------------
TOTAL INVESTMENT INCOME ....................................................................................              2,080,019
                                                                                                                -------------------
EXPENSES
   ADVISORY FEES ...........................................................................................                440,521
   ADMINISTRATION FEES .....................................................................................                418,124
   CUSTODY FEES ............................................................................................                  6,304
   SHAREHOLDER SERVICING FEES ..............................................................................                 80,605
   ACCOUNTING FEES .........................................................................................                  6,496
   AUDIT FEES ..............................................................................................                 10,910
   LEGAL FEES ..............................................................................................                  2,926
   REGISTRATION FEES .......................................................................................                 10,836
   SHAREHOLDER REPORTS .....................................................................................                 31,181
   TRUSTEES' FEES ..........................................................................................                  8,208
   OTHER FEES AND EXPENSES .................................................................................                 29,849
                                                                                                                -------------------
TOTAL EXPENSES .............................................................................................              1,045,960
                                                                                                                -------------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ............................................................                (95,478)
   NET EXPENSES ............................................................................................                950,482
                                                                                                                -------------------
NET INVESTMENT INCOME (LOSS) ...............................................................................              1,129,537
                                                                                                                -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................................              7,685,341
   FUTURES TRANSACTIONS ....................................................................................                 13,548
                                                                                                                -------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..................................................................              7,698,889
                                                                                                                -------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .........................................             (9,038,224)
   FUTURES TRANSACTIONS ....................................................................................                 (1,953)
                                                                                                                -------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........................................             (9,040,177)
                                                                                                                -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .....................................................             (1,341,288)
                                                                                                                -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................................    $          (211,751)
                                                                                                                ===================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .................................................................    $            26,107

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS          WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                         BALANCED FUND
                                                                                           ----------------------------------------
                                                                                            FOR THE SIX MONTHS              FOR THE
                                                                                           ENDED JUNE 30, 2005           YEAR ENDED
                                                                                                   (UNAUDITED)    DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................................................    $       154,974,006    $     208,955,025

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................................              1,129,537            2,085,502
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................................              7,698,889           13,171,857
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................             (9,040,177)          (4,483,036)
                                                                                           -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................               (211,751)          10,774,323
                                                                                           -------------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..............................................................             (1,101,324)          (2,151,090)
                                                                                           -------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................................             (1,101,324)          (2,151,090)
                                                                                           -------------------    -----------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .........................................              4,695,856           26,599,270
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....................................              1,060,849            2,073,183
   COST OF SHARES REDEEMED - INVESTOR CLASS ...........................................            (15,456,310)         (91,276,705)
                                                                                           -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INVESTOR CLASS .....................................................................             (9,699,605)         (62,604,252)
                                                                                           -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - TOTAL ............................................................................             (9,699,605)         (62,604,252)
                                                                                           -------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS .................................................            (11,012,680)         (53,981,019)
                                                                                           -------------------    -----------------
ENDING NET ASSETS                                                                          $       143,961,326    $     154,974,006
                                                                                           ===================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INVESTOR CLASS .......................................................                241,089            1,407,580
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................                 54,782              108,957
   SHARES REDEEMED - INVESTOR CLASS ...................................................               (794,441)          (4,840,528)
                                                                                           -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ........................               (498,570)          (3,323,991)
                                                                                           -------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .......................................................................               (498,570)          (3,323,991)
                                                                                           -------------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................    $            28,213    $               0
                                                                                           ===================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE BALANCED FUND                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     NET REALIZED
                                                        BEGINNING           NET               AND    DISTRIBUTIONS    DISTRIBUTIONS
                                                        NET ASSET    INVESTMENT        UNREALIZED         FROM NET         FROM NET
                                                        VALUE PER        INCOME    GAIN (LOSS) ON       INVESTMENT         REALIZED
                                                            SHARE        (LOSS)       INVESTMENTS           INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------------------

BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) .......      $ 19.63          0.15             (0.17)           (0.15)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............      $ 18.62          0.25              1.02            (0.26)            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............      $ 16.06          0.19              2.58            (0.21)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............      $ 18.84          0.40             (2.77)           (0.41)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............      $ 21.83          0.58             (2.99)           (0.58)            0.00
NOVEMBER 1, 2000(3) TO DECEMBER 31, 2000 ...........      $ 24.77          0.12             (1.53)           (0.20)           (1.33)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...............      $ 24.92          0.82              0.61            (0.83)           (0.75)

FINANCIAL HIGHLIGHTS                         WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

                                                                  ENDING       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                               NET ASSET    --------------------------------------------------
                                                  RETURN OF    VALUE PER    NET INVESTMENT       GROSS    EXPENSES         NET
                                                    CAPITAL        SHARE     INCOME (LOSS)    EXPENSES      WAIVED    EXPENSES
------------------------------------------------------------------------------------------------------------------------------

BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...       0.00      $ 19.46              1.54%       1.43%      (0.13)%      1.30%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........       0.00      $ 19.63              1.25%       1.31%      (0.04)%      1.27%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........       0.00      $ 18.62              1.09%       1.31%      (0.05)%      1.26%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........       0.00      $ 16.06              2.31%       1.30%      (0.01)%      1.29%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........       0.00      $ 18.84              2.88%       1.19%       0.00%       1.19%
NOVEMBER 1, 2000(3) TO DECEMBER 31, 2000 .......       0.00      $ 21.83              3.31%       1.07%       0.00%       1.07%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...........       0.00      $ 24.77              3.21%       1.06%       0.00%       1.06%

                                                                PORTFOLIO      NET ASSETS AT
                                                      TOTAL      TURNOVER      END OF PERIOD
                                                  RETURN(2)          RATE    (000'S OMITTED)
--------------------------------------------------------------------------------------------

BALANCED FUND
--------------------------------------------------------------------------------------------
INVESTOR CLASS
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED) ...     (0.11)%           69%         $ 143,961
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........      6.86%           148%         $ 154,974
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........     17.36%           205%         $ 208,955
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........    (12.65)%          226%         $ 218,015
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........    (11.03)%          234%         $ 300,022
NOVEMBER 1, 2000(3) TO DECEMBER 31, 2000 .......     (5.60)%           45%         $ 346,693
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ...........      5.66%           151%         $ 371,535

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE 3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) IN 2000, THE FUND CHANGED ITS FISCAL YEAR-END FROM OCTOBER TO DECEMBER.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE BALANCED FUND    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2005 was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Balanced Fund. The Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

      Acquiring Fund                                  Target Fund
--------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE
      BALANCED FUND INVESTOR CLASS           STRONG BALANCED FUND INVESTOR CLASS
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds valuations were based on the mean of the bid and asked prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)    WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                  Capital Loss
      Fund                                   Year Expires         Carryforwards
--------------------------------------------------------------------------------
      BALANCED FUND                              2010             $  17,848,948
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At June 30, 2005, the Fund(s) held the following futures contracts:

                                                                                  Net Unrealized
                                                                      Notional     Appreciation
      Fund            Contracts        Type         Expiration Date    Amount     (Depreciation)
------------------------------------------------------------------------------------------------
      BALANCED FUND    5 Long     US 10 Year Note   September 2005    $ 564,063     $  3,260
------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

WELLS FARGO ADVANTAGE BALANCED FUND    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                          Sub-Advisory
                                                       Advisory Fee*                                       Fees (% of
                             Average Daily            (% of Average                      Average Daily    Average Daily
      Fund                    Net Assets            Daily Net Assets)    Sub-Adviser       Net Assets      Net Assets)
-----------------------------------------------------------------------------------------------------------------------
      BALANCED FUND             $0 - $499 million         0.650         Wells Capital   $0 - $1 billion       0.25
                      $500 million - $999 million         0.600         Management          >$1 billion       0.20
                       $1 billion - $2.99 billion         0.550         Incorporated
                       $3 billion - $4.99 billion         0.525
                                   >$4.99 billion         0.500
-----------------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                                      Advisory Fees
                                                                                      (% of Average
      Fund                                              Average Daily Net Assets     Daily Net Assets)
------------------------------------------------------------------------------------------------------
      BALANCED FUND                                        $0 - $35 million                0.60
                                                               >$35 million                0.55
------------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                                      Admin Fees**
                                                                                      (% of Average
      Fund                                                Average Daily Net Assets   Daily Net Assets)
------------------------------------------------------------------------------------------------------
      BALANCED FUND                                             $0 - $4.99 billion         0.50
                                                        $5 billion - $9.99 billion         0.49
                                                                    >$9.99 billion         0.48
------------------------------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rate:

                                                                  Admin Fees
                                                                 (% of Average
      Fund                                                     Daily Net Assets)
--------------------------------------------------------------------------------
      BALANCED FUND                                                   0.30
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds.

      For financial statement presentation, transfer agent fees for the period from January 1, 2005 though April 10, 2005, as shown below, have been combined with administration fees.

                                                         Transfer Agent Fees and
      Fund                                                Other Related Expenses
--------------------------------------------------------------------------------
      BALANCED FUND                                             $ 133,556
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)    WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rate:

                                                                 % of Average
      Fund                                                      Daily Net Assets
--------------------------------------------------------------------------------
      BALANCED FUND                                                  0.02
--------------------------------------------------------------------------------

      Prior to March 21, 2005, State Street served as custodian for each of the predecessor Strong Funds. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                 % of Average
      Share Class                                               Daily Net Assets
--------------------------------------------------------------------------------
      INVESTOR CLASS                                                 0.25***
--------------------------------------------------------------------------------

      ***Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period April 11, 2005 through June 30, 2005, shareholder servicing fees paid were as follows:

      Fund                                                        Investor Class
--------------------------------------------------------------------------------
      BALANCED FUND                                                  $ 80,605
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 21, 2005, State Street served as fund accountant to each of the predecessor Strong Funds. Fund accounting fees were paid by the Funds' administrator and not by the Funds.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). The net operating expense ratio in effect from April 11, 2005 through June 30, 2005 is as follows:

                                                                  Net Operating
      Fund                                                        Expense Ratio
--------------------------------------------------------------------------------
      BALANCED FUND                                                   1.25%
--------------------------------------------------------------------------------

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, Strong Capital Management, Inc. ("SCM") had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Strong Balanced Fund from May 21, 2004 to May 21, 2005. However, effective April 11, 2005, the Fund is subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                               Waived Fees and
      Fund                                                   Reimbursed Expenses
--------------------------------------------------------------------------------
      BALANCED FUND                                               $ 16,319
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:

      Fund                                                   Purchases at Cost         Sales Proceeds
-----------------------------------------------------------------------------------------------------
      BALANCED FUND                                          $     102,097,739         $  105,337,949
-----------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE BALANCED FUND    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2005, the Balanced Fund had no borrowings under either agreement.

6. LEGAL AND REGULATORY MATTERS
------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund are publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEE**

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
J. Tucker Morse                 Trustee                          Private Investor/Real Estate              None
60                              since 1987                       Developer; Chairman of White
                                                                 Point Capital, LLC.
------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                  Trustee                          Associate Professor of Finance,           None
62                              since 1987                       Wake Forest University,
                                                                 Calloway School of Business
                                                                 and Accountancy.
------------------------------------------------------------------------------------------------------------------------------
Peter G. Gordon                 Trustee,                         Chairman, CEO, and Co-                    None
62                              since 1998                       Founder of Crystal Geyser
                                (Chairman, since 2005)           Water Company and President
                                                                 of Crystal Geyser Roxane Water
                                                                 Company.
------------------------------------------------------------------------------------------------------------------------------
Richard M. Leach                Trustee,                         Retired. Prior thereto, President         None
71                              since 1987                       of Richard M. Leach Associates
                                                                 (a financial consulting firm).

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE ***            PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Timothy J. Penny                Trustee,                         Senior Counselor to the public            None
53                              since 1996                       relations firm of Himle-Horner
                                                                 and Senior Fellow at the
                                                                 Humphrey Institute,
                                                                 Minneapolis, Minnesota (a
                                                                 public policy organization).
------------------------------------------------------------------------------------------------------------------------------
Donald C. Willeke               Trustee,                         Principal in the law firm of              None
65                              since 1996                       Willeke & Daniels.
------------------------------------------------------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD AND                PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                    LENGTH OF SERVICE                PAST FIVE YEARS                           OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch                President, since                 Executive Vice President of               None
46                              2003                             Wells Fargo Bank, N.A.
                                                                 President of Wells Fargo Funds
                                                                 Management, LLC. Senior Vice
                                                                 President and Chief
                                                                 Administrative Officer of Wells
                                                                 Fargo Funds Management, LLC
                                                                 from 2001 to 2003. Vice
                                                                 President of Wells Fargo Bank,
                                                                 N.A. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------
Stacie D. DeAngelo              Treasurer, since 2003            Senior Vice President of Wells            None
36                                                               Fargo Bank, N.A. Senior Vice
                                                                 President of Operations for
                                                                 Wells Fargo Funds Management,
                                                                 LLC. Prior there-to, Operations
                                                                 Manager at Scudder Weisel
                                                                 Capital, LLC from 2000 to 2001.
                                                                 Director of Shareholder Services
                                                                 at BISYS Fund Services from 1999
                                                                 to 2000.
------------------------------------------------------------------------------------------------------------------------------
C. David Messman                Secretary, since 2000            Vice President and Managing               None
45                                                               Senior Counsel of Wells Fargo
                                                                 Bank, N.A. Senior Vice
                                                                 President and Secretary of Wells
                                                                 Fargo Funds Management, LLC.
                                                                 Vice President and Senior
                                                                 Counsel of Wells Fargo Bank,
                                                                 N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

BALANCED FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Balanced Fund (the "Fund"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

      More specifically, at a meeting held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. The Board initially approved the Advisory Agreements for the Fund at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of the Strong Balanced Fund (the accounting survivor) into the Wells Fargo Advantage Balanced Fund (the "Reorganization"). The Reorganization was effective at the close of business on April 8, 2005. The Fund commenced operations on April 11, 2005. Accordingly, references to the Fund refer to either the predecessor fund or the Fund as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor fund or those of the Fund as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services that would be provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. Responses of Funds Management and Wells Capital Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and Wells Capital Management.

      The Board also considered the ability of Funds Management and Wells Capital Management, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding each of Funds Management's and Wells Capital Management's compensation for its personnel that would be involved in the management of the Fund. In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services anticipated to be provided to the Fund by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to the Fund by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for the Fund over various time periods. The Board also considered these results, as applicable, in comparison to the median performance results of the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to the Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe. The Board noted that the Fund's performance was not appreciably below the median performance of its Peer Group for all time periods.

      The Board received and considered information regarding the Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratio of the Fund was not appreciably higher than the Fund's Peer Group's median net operating expense ratio.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Fund's administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to Wells Capital Management for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Fund were lower than the median rates of the Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rate for the Fund (before and after waivers/caps and/or expense reimbursements) was reasonable in relation to the Fund's Peer Group, and reasonable in relation to the services anticipated to be provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      Because the Fund had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with the Fund. However, the Board received and considered a detailed profitability analysis of Funds Management and its affiliates based on similar advisory and other relationships between other series in the Trust and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the other series, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to such series were not unreasonable. The Board did not consider a separate profitability analysis of Wells Capital Management, as its separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding the potential for realization of any future economies of scale. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any potential economies of scale will be shared reasonably with Fund shareholders.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by Wells Capital Management to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in the business of Funds Management and Wells Capital Management as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

      The Board also considered the policies of the Fund in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of Wells Capital Management regarding the anticipated allocation of portfolio investment opportunities among the Fund and other clients.

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

OTHER FACTORS AND BROADER REVIEW
--------------------------------------------------------------------------------

      The Board also considered the markets for distribution of the Fund, including the principal channels through which the Fund's shares would be offered and sold. The Board noted that the Fund is now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and Wells Capital Management in advance of the April 4, 2005 meeting as part of the re-approval process under Section 15 (c) of the 1940 Act. The Board has also reviewed detailed materials from Funds Management and Wells Capital Management, and met with various management representatives and portfolio managers, as part of its regular and special meeting cycle, and such materials and meetings were also considered as part of the re-approval process.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

WELLS FARGO ADVANTAGE BALANCED FUND                        LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS    ADVANTAGE
FARGO    FUNDS

More information about WELLS FARGO        This report and the financial
ADVANTAGE FUNDS(SM) is available free     statements contained herein are
upon request. To obtain literature,       submitted for the general information
please write, e-mail, or call:            of the shareholders of the WELLS FARGO
                                          ADVANTAGE FUNDS. If this report is
WELLS FARGO ADVANTAGE FUNDS               used for promotional purposes,
P.O. Box 8266                             distribution of the report must be
Boston, MA 02266-8266                     accompanied or preceded by a current
                                          prospectus. For a prospectus
E-mail: wfaf@wellsfargo.com               containing more complete information,
Retail Investment                         including charges and expenses, call
Professionals: 888-877-9275               1-800-222-8222. Please consider the
Institutional Investment                  investment objective, risks, charges
Professionals: 866-765-0778               and expenses of the investment
Web: www.wellsfargo.com/advantagefunds    carefully before investing. This and
                                          other information about WELLS FARGO
                                          ADVANTAGE FUNDS can be found in the
                                          current prospectus. Read the
                                          prospectus carefully before you invest
                                          or send money.

                                          Wells Fargo Funds Management, LLC, a
                                          wholly-owned subsidiary of Wells Fargo
                                          & Company, provides investment
                                          advisory and administrative services
                                          for the WELLS FARGO ADVANTAGE FUNDS.
                                          Other affiliates of Wells Fargo &
                                          Company provide sub-advisory and other
                                          services for the Funds. The Funds are
                                          distributed by WELLS FARGO FUNDS
                                          DISTRIBUTOR, LLC, Member NASD/SIPC, an
                                          affiliate of Wells Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2005 Wells Fargo     www.wellsfargo.com/advantagefunds       RT51997 08-05
Advantage Funds, LLC.                                          SAAF/SAR109 06-05
All rights reserved.



ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant.

                                              Wells Fargo Funds Trust

                                              By:   /s/ Karla M. Rabusch

                                                    Karla M. Rabusch
                                                    President

                                              By:   /s/ Stacie D. DeAngelo

                                                    Stacie D. DeAngelo
                                                    Treasurer

                                              Date: August 18, 2005